UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21714

MML Series Investment Fund II
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA			01111
(Address of principal executive offices)			(Zip code)

Richard J. Byrne
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		413-788-8411

Date of fiscal year end:	12/31/2008

Date of reporting period:	12/31/2008

Item 1. Reports to Stockholders.

MML Series Investment Fund II

Annual Report

MML Inflation-Protected and Income Fund
  (formerly known as MML Inflation-Protected
  Bond Fund)

MML Enhanced Index Core Equity Fund

MML Small Cap Equity Fund

MML Small Company Opportunities Fund

MML Strategic Emerging Markets Fund

MML China Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2008

Table of Contents

President's Letter to Shareholders	1

Economic and Market Review	3

Portfolio Manager Reports	7

Portfolio of Investments

MML Inflation-Protected and Income Fund (formerly known as MML Inflation-Protected Bond Fund)	25

MML Enhanced Index Core Equity Fund	27

MML Small Cap Equity Fund	32

MML Small Company Opportunities Fund	46

MML Strategic Emerging Markets Fund	48

MML China Fund	50

Statements of Assets and Liabilities	52

Statements of Operations	56

Statements of Changes in Net Assets	58

Financial Highlights	61

Statement of Cash Flows	66

Notes to Financial Statements	67

Report of Independent Registered Public Accounting Firm	83

Trustees and Officers (Unaudited)	84

Federal Tax Information (Unaudited)	87

Other Information (Unaudited)	88

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund II. Investors should consider a Fund's investment objective, risks, charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

MML Series Investment Fund II – President's Letter to Shareholders

To Our Shareholders

December 31, 2008

Richard J. Byrne

"While today's headlines may, at times, be alarming, it's important for you to keep in mind that your overall focus with respect to your retirement planning should not be on today's issues, but on whether or not your portfolio is positioned appropriately, based on your risk tolerance level and the number of years you expect to remain invested."

The economic challenges of 2008 remain, but maintaining a long-term approach is still critical

Welcome to the MML Series Investment Fund II Annual Report, covering the one-year period ended December 31, 2008. During 2008, one of the most difficult years in recent history, Americans struggled through a broad range of economic challenges – many of which had not been seen in decades. These difficulties forced many to adopt lifestyle changes that necessitated a closer look at all expenditures, including those associated with preparing for a more secure financial future.

Throughout it all, however, it's important to remember that investing for retirement is a long-term proposition. So while today's headlines may, at times, be alarming, it's important for you to keep in mind that your overall focus with respect to your retirement planning should not be on today's issues, but on whether or not your portfolio is positioned appropriately, based on your risk tolerance level and the number of years you expect to remain invested.

What retirement investors can do in today's challenging environment

•  Stay calm. While it is important to stay abreast of what is going on in the financial markets today, it's more important to keep it all in the proper perspective. If you're like most retirement investors, you won't be looking to withdraw your retirement funds in 2009. And even if you do begin to withdraw money this year, the majority of your retirement account will likely remain invested for many years to come.

•  Get professional help. If you work with a financial professional, today's economic environment provides you with an excellent reason to consult him or her to assess your overall retirement plan. Together, you can determine any adjustments that should be made to your portfolio or your contribution levels to help you reach your long-term financial goals.

•  Dollar-cost-averaging may help investors in volatile markets.1 Making investments at regular intervals, regardless of market conditions, can help you to take advantage of market swings by buying more shares/units when prices are down, and fewer shares/units when prices are up.

•  Try to avoid sudden or drastic changes. While you may intend to remain invested for a number of years, it's important that you implement any changes to your portfolio based on a thorough review of your long-term needs and objectives. Your financial professional can help you assess your situation – and help you avoid sudden moves that investors often come to regret over time.

Keep your eye on the future

As a reminder, the financial markets, like our economy, have always been cyclical, but historically have provided opportunities for growth over the long term. We believe investors should consider a portfolio that is designed to function properly under all market conditions, based on your risk tolerance and the number of years you have until retirement. This can help to eliminate the need for sudden changes in positioning during times of market volatility. Most financial professionals believe that investors who maintain their financial strategy over time have the potential to reach their long-term financial objectives.

1  Dollar-cost-averaging does not assure a profit or protect against loss in a declining market, and involves continuous investment in securities regardless of fluctuating prices. An investor should consider his/her ability to continue investing through periods of low price levels. See the MML Series Investment Fund II prospectus for complete details.

(Continued)

MML Series Investment Fund II – President's Letter to Shareholders (Continued)

I thank you for your continued confidence in MassMutual.

Sincerely,

Richard J. Byrne
President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/09 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund II – Economic and Market Review

December 31, 2008

Financial markets roiled by critical problems; U.S. Government intervention attempts to avoid economic meltdown

During the year ended December 31, 2008, severe problems that had begun to challenge many Americans before the year even began continued to rock the financial world – the subprime mortgage crisis, the weak U.S. housing market and high commodity (particularly oil) prices – and served as a drag on the economy in 2008. Oil prices dropped in the second half of the year on lowered demand, reflecting a global economic slowdown. Key market events triggered aggressive interventions from the U.S. Government and governments worldwide, including revised monetary policies and corporate bailouts, which were intended to pull economies the world over out of their decline and stabilize financial markets. The credit crunch created by the subprime mortgage crisis took its toll on businesses of all sizes, and U.S. unemployment rose substantially over the course of the year. Investors will also remember 2008 as the year that changed the face of Wall Street. Indeed, the year marked the failures (or takeovers) of multiple major American financial institutions, including Bear Stearns, IndyMac Bancorp, Fannie Mae, Freddie Mac, American International Group (AIG), Merrill Lynch, Lehman Brothers, Washington Mutual and Wachovia.

Market performance

For the 12 months ended December 31, 2008, bonds outpaced equities in an environment of continual market volatility. The Dow Jones Industrial AverageSM ("Dow"), a recognized measure of blue-chip stock performance, shed 33.84% of its value during what turned out to be its worst year since 1931. Similarly, the S&P 500® Index ("S&P 500"), a measure of U.S. large-cap stock performance, gave back 37.00% of its value. Small-cap and technology stocks, as measured by the Russell 2000® Index and the NASDAQ Composite® Index ("NASDAQ"), respectively, posted losses of 33.80% and 40.53%. A significant loser in the U.S. equity market, however, was the Russell Midcap Growth Index, a benchmark of the performance of mid-cap U.S. common stocks, which lost 44.32% for the year. In international equity markets, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI® EAFE®"), a benchmark for foreign stocks in developed markets, fell 43.39%. Of particular note in the international equity marketplace in 2008 was the Morgan Stanley Capital International Emerging Markets Index, which measures the performance of emerging stock markets throughout the world, but excludes certain market segments unavailable to U.S.-based investors. It lost 53.33% of its value.*

Investments in the fixed-income markets for the most part fared significantly better than their equity peers during 2008. A standout performer was the Barclays Capital 1-3 Year U.S. Government Bond Index (formerly known as the Lehman Brothers® 1-3 Year U.S. Government Bond Index), which measures the results of U.S. Government bonds with one to three years remaining to the scheduled payment of principal. It advanced 6.66%. Other closely watched benchmarks in the fixed-income market also gained ground in 2008. The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index), a broad measure of the U.S. investment-grade bond markets, returned 5.24%. Treasury bills also advanced, as measured by the Salomon Smith Barney 3-Month Treasury Bill Index, which returned 1.80%. Reflecting investor preference for higher-quality securities and aversion to risk in this environment, the Barclays Capital U.S. Corporate High-Yield Bond Index (formerly known as the Lehman Brothers U.S. Corporate High-Yield Bond Index) – which measures the performance of fixed rate, non-investment-grade debt – lost 26.16%, but still managed to outperform the S&P 500 and the Dow.*

* Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

MML Series Investment Fund II – Economic and Market Review (Continued)

2008 stumbles out of the gate in the first quarter

2008 began against a backdrop of a subprime mortgage crisis and blue-chip financial company writedowns (i.e., the reduction of the book value of an asset because it is overvalued compared to the current market value) – along with countless earnings disappointments. Headlines announced departures of well-known senior and top executives from some of Wall Street's giants in the wake of the ever-growing impact of the subprime crisis – in an indication of what was yet to come. In this environment, U.S. and international stocks struggled and higher-quality bonds advanced, benefiting from concerned investors' preference for lower-risk investments. While the MSCI EAFE was weaker than the S&P 500 in local currency terms, a weak U.S. dollar boosted the former's dollar-based value.

As conditions in the financial markets deteriorated, the Federal Reserve ("Fed") responded to the burgeoning economic crisis by dramatically stepping up the pace at which Fed officials lowered short-term interest rates. After federal funds rate reductions of only 0.25% in October and December 2007, the Fed responded to January's falling stock market with an unscheduled 0.75% reduction on January 22, 2008 – with another 0.50% cut at the end of the month. The federal funds rate is the interest rate at which banks and other financial institutions lend to one another overnight. A weakening labor market and softening consumer spending, together with ongoing crisis conditions in the financials sector, prompted the Fed to make another 0.75% cut in March. In addition, in a major departure from previous Fed policy, the central bank announced that it was permitting investment banks to borrow directly from it, a privilege formerly reserved for commercial banks. This change of policy provides a source of short-term funds that can be accessed at the current discount rate (the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis).

The Fed's most controversial move during the first quarter was its involvement in the takeover of Bear Stearns, then the nation's fifth-largest investment bank, by JPMorgan Chase. As its customers withdrew funds at an accelerating pace and lenders pulled back on financing, Bear Stearns found itself in critical condition by mid-March. The Federal Reserve Bank of New York subsequently agreed to cover up to $29 billion in losses if Bear Stearns' assets should go bad, with JPMorgan Chase covering the first $1 billion, a move that proved to foretell of a new era in U.S. Government economic intervention. On March 31, 2008, Treasury Secretary Henry Paulson unveiled a plan to revamp the federal government's oversight of the U.S. financial markets.

The second quarter brings further challenges

In the second quarter of 2008, many sectors of both the stock and bond markets declined, as surging energy prices, which created a stiff headwind for the auto and airline industries, continued to challenge the American consumer. The surprising strength of the U.S. dollar during the quarter muted the returns of the MSCI EAFE, which nevertheless outperformed both the Dow and the S&P 500 for the three-month period. Crude oil touched $140 a barrel by the end of June, pushing the average price of a gallon of regular gasoline to more than $4.00. The May employment report unnerved investors, as the nation's unemployment rate rose from 5.0% to 5.5% and fueled concerns that the U.S. economy might enter a recession. Also weighing on investor sentiment in June was a worsening inflation picture. Elsewhere, home prices continued their decline. All of these factors led to slumping consumer confidence. On a brighter note, the U.S. dollar, which had been struggling against major currencies for quite some time, showed renewed strength.

MML Series Investment Fund II – Economic and Market Review (Continued)

Government intervention accelerates in the third quarter

Investors had hoped that the March 2008 takeover of Bear Stearns by JPMorgan Chase marked the turning point of the crisis in the financials sector. However, an extraordinary – and seemingly relentless – series of events in the third quarter of 2008 sent investors reeling and consequently, put downward pressure on stock prices:

•  July 11: Federal regulators seized IndyMac Bank;

•  Sept. 7: The U.S. Government rescued government-sponsored entities Fannie Mae and Freddie Mac;

•  Sept. 14: Brokerage and investment bank Merrill Lynch arranged to be bought by Bank of America;

•  Sept. 15: Lehman Brothers, the fourth-largest U.S. investment bank, filed for Chapter 11 bankruptcy protection in the largest corporate bankruptcy filing ever in the United States;

•  Sept. 16: Insurer AIG received an emergency, U.S. Government-underwritten $85 billion loan after its stock plunged and its debt was downgraded by all three major credit-rating agencies;

•  Sept. 19: U.S. Treasury Secretary Paulson unveiled a sweeping $700 billion proposal to purchase hard-to-sell mortgage assets from banks;

•  Sept. 21: Federal regulators agreed to allow the last two surviving U.S. investment banks, Goldman Sachs and Morgan Stanley, to become bank holding companies, in a move intended to help these banks survive the financial crisis and give them easier access to credit;

•  Sept. 25: Savings and loan Washington Mutual was seized by federal regulators, and its loan portfolio and retail branches were sold to JPMorgan Chase;

•  Sept. 29: Citigroup agreed to acquire the banking assets of Wachovia, the nation's fourth-largest bank, in a deal that excluded Wachovia's brokerage and asset management businesses. (The agreement never came to fruition. In the first week of October, Wells Fargo upended the Citigroup deal with one that included the purchase of all of Wachovia, including the firm's banking, retail brokerage, asset management, insurance and retirement services businesses.); and

•  Also on Sept. 29, the U.S. House of Representatives defeated the Bush administration's economic rescue plan, sending stocks sharply lower.

During the third quarter of 2008, the Dow declined 4.40%, while the S&P 500 lost 8.36%. Foreign equities struggled against slumping economic activity abroad and a sharp rally in the U.S. dollar, resulting in a decline of 20.56% for the MSCI EAFE.

Fourth quarter: U.S. Government passes bailout act; recession confirmed

In early October, President Bush signed the Emergency Economic Stabilization Act of 2008 (EESA) into law. EESA authorized the Troubled Asset Relief Program (TARP), which was originally expected to support financial institutions by buying their troubled assets. U.S. Treasury Secretary Henry Paulson later indicated that TARP's focus was shifting to companies providing consumer debt in an effort to improve the flow of funds for consumer loans. In late December, President Bush made $17.4 billion in loans (taken from TARP assets) available to General Motors Corp. and Chrysler after the U.S. Senate had rejected a proposal earlier in the month.

The Fed responded to the weak economy and low consumer confidence by cutting interest rates three times in the fourth quarter of 2008, bringing the target federal funds rate to a historic low of between zero and 0.25%, from its prior target of 1%. The Fed also cut the discount rate to 0.5%.

The widely anticipated official declaration of a U.S. recession finally occurred at the beginning of December, when the National Bureau of Economic Research (NBER) announced that the economy

MML Series Investment Fund II – Economic and Market Review (Continued)

had been in recession since the previous December (2007). Other headlines in the fourth quarter of 2008 also underscored the dire state of our economy:

•  November's unemployment report revealed a loss of 533,000 jobs, the biggest one-month decline since 1974.

•  Home prices continued to fall. In October, the 20-city Case-Shiller Home Price Index dropped by 18% versus a year earlier, marking 27 consecutive monthly declines for that benchmark.

•  The Institute for Supply Management's manufacturing index – in part, reflecting depressed auto sales – receded to 36.2 in November, its lowest reading since May 1982.

•  The retail industry suffered one of the worst holiday shopping seasons in years.

•  The broader economy, as measured by GDP (gross domestic product), fell by a revised 0.5% in the third quarter, its largest decline in seven years.

The Dow declined 19.12% for the quarter – similarly, the S&P 500 fell 21.96% and the NASDAQ lost 24.61%. Stocks of foreign developed markets also struggled, as the MSCI EAFE Index declined 19.96%. Oil prices continued their slide during December, closing out the year near $45 per barrel, as violence in the Middle East escalated. (Prices had dropped to the low $30 range earlier in the quarter.) Most other commodities also suffered from declining demand in the face of the global economic downturn. The U.S. dollar remained strong for most of the quarter. Fixed-income performance was mixed, as the continuing flight to quality that started at the end of 2007 benefited this market segment during the fourth quarter of 2008. The yield on the benchmark 10-year Treasury Note declined 1.60% to finish the year at 2.25% – spurring an increase in mortgage refinancings in the second half of the fourth quarter.

As 2008 drew to a close, investors were hopeful that the U.S. economy would emerge from recession and market performance would return to positive territory; however, many market watchers are cautious about the immediate future with so few encouraging signs on the horizon.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/09 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Inflation-Protected and Income Fund – Portfolio Manager Report

What is the investment objective of MML Inflation-Protected and Income Fund (formerly known as MML Inflation-Protected Bond Fund) – and who is the Fund's sub-adviser?
   The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. The Fund normally invests at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies, instrumentalities, or government-sponsored enterprises and corporations; and up to 20% of its net assets in non-U.S. holdings, but will normally hedge foreign currency exposure to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2008?
   The Fund's Initial Class shares returned -4.36%, lagging the -2.35% return of the Barclays Capital U.S. Treasury Inflation Note Index (the "benchmark"), an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds.

How do inflation-indexed bonds protect against inflation?
   Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a fixed coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index (CPI) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3% and a security with a par value of $1,000 and a coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The interest payment would be calculated by multiplying $1,030 by 1.75% instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   The year 2008 culminated with a roller-coaster ride for commodity prices and inflation expectations. After upward pressure during the first half of the year, the precipitous decline in energy and commodity prices began during the third quarter and continued unabated throughout the fourth quarter. The large price declines along with accelerating worldwide economic deterioration moved market participants from simply discussing deflation to expecting it.

  With 2008 being a year of so many unprecedented events and poor performance, how did the Treasury inflation-protected securities ("TIPS") sector avoid the devastation with such a modest negative return, as evidenced by the -2.35% return of the benchmark? The government guarantee embedded within U.S. TIPS instruments, which guarantees maturity principal from the date of issuance, suddenly provided visible and valuable price support in the form of a "deflation floor" that cushioned the fall.

  A presentation was made during the first quarter of 2008 to the Fund's Board of Trustees to change the strategy of the portfolio. This new strategy was approved by the Board and led to a slight name change – from "MML Inflation-Protected Bond Fund" to "MML Inflation-Protected and Income Fund." The changes also resulted in the Fund's portfolio being more closely matched to the benchmark. Our restructuring of the Fund's strategy resulted in three major components of return: (1) the indexed portion of the TIPS portfolio began performing to our expectations and more in line with the benchmark; (2) the supplemental income strategy, also initiated as part of the restructuring, outperformed our expectations; and (3) the residual holdings of corporate inflation-protected securities ("CIPS") from the previous management strategy were responsible for the underperformance of the Fund. This legacy portfolio suffered tremendously during the third quarter of 2008, led by Lehman Brothers, Morgan Stanley and CIT. Our objective is to continue to opportunistically sell the Fund's remaining CIPS positions in 2009.

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Continued)

What is your outlook?
   We believe that a continuation of the recent modest recovery of the TIPS market will be closely tied to the success of massive government fiscal and monetary policy actions. The stimulus is aimed at bringing additional liquidity back into the market and stabilizing and lifting asset values.

  In conclusion, we are positive on the TIPS sector and for the coming quarters, plan to remain fully invested, essentially in line with the benchmark. It will take time, but the goal of these massive government interventions is to avoid deflation and lift the economy out of this deep recession. In our view, such goals and stimulus provide fundamental support to the TIPS sector.

MML Inflation-Protected and Income Fund Quality Structure (% of Net Assets) on 12/31/08 (Unaudited)
U.S. Governments, Aaa/AAA	99.7%
Aa/AA	0.9%
A	1.4%
Baa/BBB	0.4%
Total Long-Term Investments	102.4%
Short-Term Investments and Other Assets and Liabilities	(2.4)%
Net Assets	100.0%

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Inflation-Protected and Income Fund Initial Class and the Barclays Capital U.S. Treasury Inflation Note Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 8/30/02 - 12/31/08
Initial Class	(4.36)%	2.31%	3.42%
Barclays Capital U.S. Treasury Inflation Note Index	(2.35)%	4.07%	5.02	%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Inflation-Protected and Income Fund Service Class and the Barclays Capital U.S. Treasury Inflation Note Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(7.87)%
Barclays Capital U.S. Treasury Inflation Note Index	(7.18	)%++

+ From 9/2/02.

++ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Treasury Inflation Note Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Enhanced Index Core Equity Fund – Portfolio Manager Report

What is the investment objective of MML Enhanced Index Core Equity Fund – and who is the Fund's sub-adviser?
   The Fund's investment objective is to outperform the total return performance of its benchmark index, the S&P 500® Index, while maintaining risk characteristics similar to those of the benchmark. Under normal market conditions, the Fund will invest substantially all (but no less than 80%) of its net assets in common stocks of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the S&P 500 Index. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2008?
   The Fund's Initial Class shares returned -37.29%, modestly trailing the -37.00% return of the S&P 500 Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   In 2007, when the spread between the least- and most-expensive stocks in our investable universe was very narrow, we added a factor to our process that we refer to as the dynamic factor. This factor measures the fundamental dynamics of each company without regard to valuation or momentum. It turned out that the timing was right for this addition. In 2008, it helped us to navigate away from companies that appeared cheap (based on our valuation work), but turned out to be failing. For example, in the space of one short month, from October to November 2007, the dynamic score of many financial stocks dropped precipitously. In 2008, those same stocks began to rank higher in our valuation work, but we remained negative (or neutral) based on the dynamic factor.

  In 2008, although the Fund's position in financials stocks, on average, was slightly overweight relative to the benchmark, this sector added the most to the Fund's relative performance due to stock selection. Underweight positions in some of the stocks at the epicenter of the financial crisis, such as American International Group (AIG), added to the portfolio's relative performance in 2008. Conversely, the Fund's relative returns suffered from less-than-favorable stock selection in the materials sector.

  Finally, while the Fund's momentum strategies were working early in 2008, pursuing those strategies would have proven risky later in the year, as the stronger-performing stocks were being bid up to unrealistic values. We thought that value strategies would be able to exploit this dislocation, and that situation came to fruition later in the year, when the valuation component of our models experienced one of its strongest periods ever. In our view, the Fund performed relatively well in 2008, despite moderately lagging the benchmark.

What is your outlook?
   The future will not be easy. On the one hand, the U.S. Government is taking extraordinary steps to mitigate the damage of this crisis. On the other, confidence in the system has been damaged and it will be hard work to restore it. In the meantime, we will strive to continue to position the Fund to take advantage of opportunities that arise throughout these challenging market conditions.

"Standard & Poor's®", "S&P®", "S&P 500®", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

MML Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

MML Enhanced Index Core Equity Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)
Exxon Mobil Corp.	5.3%
The Procter & Gamble Co.	2.4%
General Electric Co.	2.2%
Johnson & Johnson	2.1%
AT&T, Inc.	2.1%
Chevron Corp.	1.9%
Microsoft Corp.	1.9%
Wal-Mart Stores, Inc.	1.6%
Pfizer, Inc.	1.5%
JP Morgan Chase & Co.	1.5%
22.5%

MML Enhanced Index Core Equity Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)
Consumer, Non-cyclical	25.7%
Energy	13.6%
Financial	12.8%
Industrial	11.4%
Communications	10.5%
Technology	10.4%
Consumer, Cyclical	8.1%
Utilities	4.0%
Basic Materials	3.0%
Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%
Net Assets	100.0%

MML Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Enhanced Index Core Equity Fund Initial Class and the S&P 500 Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 5/1/01 - 12/31/08
Initial Class	(37.29)%	(2.31)%	(2.52	)%*
S&P 500 Index	(37.00)%	(2.19)%	(2.36)%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION*

Hypothetical Investments in MML Enhanced Index Core Equity Fund Service Class and the S&P 500 Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(29.16)%
S&P 500 Index	(28.90	)%+

* Please note, while the Fund commenced operations on May 1, 2001, it did not commence investment operations until May 2, 2001.

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Equity Fund – Portfolio Manager Report

What is the investment objective of MML Small Cap Equity Fund – and who is the Fund's sub-adviser?
   The Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies. The Fund's sub-adviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended December 31, 2008?
   The Fund's Initial Class shares returned -38.23%, trailing the -33.79% return of the Russell 2000® Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of smaller-capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   The Fund uses a quantitative approach, employing multi-factor models designed to adapt to a constantly changing environment. The two major components of this approach include a top-down market capitalization model and bottom-up stock selection models. During 2008, the Fund's top-down market capitalization model proved beneficial to performance, while its bottom-up stock selection models detracted.

The Fund's top-down allocation to a greater proportion of larger-cap stocks relative to the benchmark contributed to the Fund's performance over the full year. In fact, the portfolio's allocations among mid-, small- and micro-caps all added value. Throughout the last half of the year, we substantially shifted the Fund's allocation in favor of smaller-cap stocks within its universe. The Fund's top-down model had signaled a directional shift toward smaller companies as a result of, among other factors, credit spreads widening to their largest degree on record. (Credit spreads are the difference in yields between bonds with comparable maturities but different quality ratings.)

The Fund's multi-factor bottom-up stock-selection models detracted from relative performance, as several large reversals within the momentum, valuation and risk factors we monitor severely hampered the Fund's performance. Specifically, the portfolio's overweight position in moderately aggressive, rather than traditionally defensive, factors cost the Fund in terms of performance relative to the benchmark.

During the year, the Fund held underweight positions in the health care, financials and utilities sectors – and overweight allocations to information technology and consumer discretionary. These over- and underweight positions hurt the Fund's relative performance. Stock selection within industrials, consumer discretionary and energy proved the largest detractors from performance.

What is your outlook?
   The substantial market dislocation of 2008 has created unusually large opportunities for stock selection. Consequently, we have repositioned the Fund towards the types of companies that have historically outperformed following episodes of fear and uncertainty, such as we currently observe.

As 2008 came to a close, we positioned the Fund to take advantage of wide spreads and irrational pricing within the market. Using the Fund's bottom-up stock selection models, we have carefully balanced the Fund with momentum, value, quality and beta factors – which historically have performed well during similar economic environments. We continue to keep the Fund broadly diversified, so as not to take on any undue company-specific, idiosyncratic, non-model risks.

MML Small Cap Equity Fund – Portfolio Manager Report (Continued)

MML Small Cap Equity Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)
Emcor Group, Inc.	0.4%
QLogic Corp.	0.4%
AMERIGROUP Corp.	0.3%
Tractor Supply Co.	0.3%
Gardner Denver, Inc.	0.3%
Graftech International Ltd.	0.3%
Acuity Brands, Inc.	0.3%
Perini Corp.	0.3%
Deluxe Corp.	0.3%
The Toro Co.	0.3%
3.2%

MML Small Cap Equity Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)
Industrial	18.4%
Consumer, Cyclical	17.6%
Financial	15.1%
Consumer, Non-cyclical	14.9%
Technology	11.8%
Communications	9.4%
Energy	6.0%
Basic Materials	4.5%
Utilities	0.6%
Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%
Net Assets	100.0%

MML Small Cap Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Equity Fund Initial Class and the Russell 2000 Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Ten Year Average Annual 1/1/99 - 12/31/08
Initial Class	(38.23)%	(4.77)%	0.52%
Russell 2000 Index	(33.79)%	(0.93)%	3.02%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Hypothetical Investments in MML Small Cap Equity Fund Service Class and the Russell 2000 Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(35.71)%
Russell 2000 Index	(32.00	)%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Company Opportunities Fund – Portfolio Manager Report

What is the investment objective of MML Small Company Opportunities Fund – and who is the Fund's sub-adviser?
   The Fund's investment objective is long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the sub-adviser to be realistically valued. The Fund's sub-adviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended December 31, 2008?
   The Fund's Initial Class shares returned -39.57%, trailing the -33.79% return of the Russell 2000® Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of smaller-capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   The year 2008 proved difficult, with unprecedented changes in the financial arena wreaking havoc on the market and every sector in the benchmark experiencing double-digit declines. Even strong fundamentals and solid balance sheets offered little downside protection, as selling was widespread and seemingly indiscriminate: High-quality companies were hit just as hard as their lower-quality counterparts. We watched many stocks decline to excessively low levels as large holders – including hedge funds – were forced to deleverage (i.e., reduce their debt) in order to sell to meet redemption requests, and even to shutter their operations.

In this challenging environment, it was not surprising to see that the benchmark's largest stocks in terms of market capitalization held up best during the year – or, at least declined the least. The smaller stocks the Fund invests in were hit hardest in this period of distressed selling, consistent with investors' aversion to risk in challenging economic times and the more thinly traded nature of the smaller capitalization names.

A second noteworthy factor in 2008 was that small-cap financial stocks held up much better than did either large-cap financials or other (non-financial) sectors. This was surprising, given the fundamentals of banks and the significant headwinds facing the sector. An underweight position in small-cap financials hurt the relative performance of the Fund.

In addition, the consumer discretionary names in the Fund's portfolio struggled substantially during the year. While some names had company-specific issues that warranted a stock decline, the declines in many of these stocks were much greater than we would have expected to see in a more normal environment, given their long-term fundamental outlooks. Some of the hardest-hit included Casual Male, Libbey Inc., Benihana Inc. and Carriage Services.

What is your outlook?
   We look forward to the eventual return of so-called normalcy in the markets, when companies will again trade on fundamentals. We believe there are opportunities in individual stocks independent from other issues with the economy and credit markets. Valuations are at levels not seen in many years, offering considerable upside potential. We continue to look for undiscovered names and good companies temporarily affected by a slowing economy, difficult macroeconomic environment, or company-specific issues that, in our view, have strong prospects of rebounding.

History has often shown that small-cap stocks tend to lead coming out of bear markets and recessions – although past performance is no guarantee of future results. Further, we have found that the smaller the stock, the better the performance, on average, as markets recover and markets anticipate improvement well before it happens.

MML Small Company Opportunities Fund – Portfolio Manager Report (Continued)

MML Small Company Opportunities Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)
LaBarge, Inc.	3.2%
Prestige Brands Holdings, Inc.	3.2%
SWS Group, Inc.	2.9%
ABM Industries, Inc.	2.9%
Columbus McKinnon Corp.	2.7%
J&J Snack Foods Corp.	2.7%
Schweitzer-Mauduit International, Inc.	2.6%
OSI Systems, Inc.	2.5%
Landauer, Inc.	2.3%
Hill International, Inc.	2.2%
27.2%

MML Small Company Opportunities Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)
Industrial	27.2%
Consumer, Non-cyclical	24.8%
Consumer, Cyclical	11.7%
Basic Materials	9.4%
Financial	8.7%
Communications	5.9%
Utilities	4.2%
Technology	1.8%
Energy	0.9%
Total Long-Term Investments	94.6%
Short-Term Investments and Other Assets and Liabilities	5.4%
Net Assets	100.0%

MML Small Company Opportunities Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Company Opportunities Fund Initial Class and the Russell 2000 Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 5/1/01 - 12/31/08
Initial Class	(39.57)%	(3.10)%	2.94%
Russell 2000 Index	(33.79)%	(0.93)%	1.68%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Small Company Opportunities Fund Service Class and the Russell 2000 Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(35.46)%
Russell 2000 Index	(32.00	)%+

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Strategic Emerging Markets Fund – Portfolio Manager Report

What is the investment objective of MML Strategic Emerging Markets Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term capital growth by normally investing at least 80% of its net assets in investments tied economically to emerging market countries. The Fund defines an emerging market country as one whose economy or markets are generally considered emerging or developing, and not classified as a developed country according to MSCI (Morgan Stanley Capital International) Barra. The Fund's sub-adviser is Baring International Investment Limited (Baring).

How did the Fund perform since its inception on August 27, 2008?
   The Fund's Service Class I Shares returned -33.86%, outpacing the -40.27%* return of the Morgan Stanley Capital International Emerging Markets ("MSCI® EM") Index (the "benchmark"), an unmanaged market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of emerging stock markets throughout the world and excludes certain market segments unavailable to U.S.-based investors.

* For the reporting period from September 1-December 31, 2008.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   For the reporting period (August 27-December 31, 2008), we saw the continuing impact of the financial crisis that started earlier in the year. With interbank lending around the world declining, and with downturns in consumer and business confidence decreasing demand, global economic activity slowed sharply – leading to sharp downturns in commodity prices. Financial risk assets continued to weaken, with equities falling heavily throughout the period. Emerging market equities were also affected by this global downturn, as significant weakness in some emerging market currencies, such as the Korean won and the Brazilian real contributed to the negative U.S. dollar return.

  The worst-performing countries in this time frame were those with reliance on external funding and/or commodity exports. Russia was the worst-performing market, while Indonesia, Brazil, India and emerging Europe also underperformed. Conversely, the better-performing markets were those with large current account balances and the ability to stimulate economic growth. China was, by far, the best-performing country during this period.

  At the country allocation level, the portfolio benefited from an overweight position in China, relative to the benchmark, and an underweight position in India – but the portfolio's overweight position in Russia detracted from the Fund's performance.

  At the sector level, the more defensive sectors outperformed, such as health care, consumer staples, telecommunications and utilities. The two sectors that underperformed significantly were energy and materials.

  We maintained the overall defensive nature of the portfolio during the reporting period. In particular, outperforming themes in the portfolio included domestic Chinese stocks – such as China Mobile, China Overseas Land and China Resources Land – and gold producers, such as Randgold Resources and Anglogold Ashanti.

What is your outlook?
   The immediate outlook for the global economy remains uncertain. As 2009 began, emerging economies had significant cyclical exposure to the global economy – through energy and metal production and processing, and through technology and consumer product manufacturing. These areas were not yet showing signs of recovery. Furthermore, we remain cautious on the more cyclical sectors, such as energy, materials, consumer discretionary, industrials and technology.

  In an environment where revenues are under pressure and credit conditions remain tight, we believe there is the potential to see continued outperformance from stocks with strong cash flows, strong balance sheets and secure market positions in sectors less exposed to the global economic cycle.

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Continued)

MML Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)
China Mobile Ltd. Sponsored ADR (Hong Kong)	6.2%
Gazprom OAO Sponsored ADR (Russia)	4.4%
Industrial & Commercial Bank of China	3.3%
Petroleo Brasileiro SA Sponsored ADR (Brazil)	3.3%
Cia Vale do Rio Doce Sponsored ADR (Brazil)	3.3%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	3.2%
America Movil SAB de C.V. Sponsored ADR (Mexico)	3.1%
China Construction Bank Corp.	2.9%
MTN Group Ltd.	2.7%
Sasol Ltd.	2.7%
35.1%

MML Strategic Emerging Markets Fund Country Weightings (% of Net Assets) on 12/31/08 (Unaudited)
Brazil	16.4%
Russia	10.9%
Hong Kong	8.2%
Mexico	8.2%
China	8.0%
South Africa	7.6%
Taiwan	7.0%
Republic of Korea	6.7%
Cayman Islands	5.6%
Israel	4.2%
Channel Islands	2.6%
Turkey	2.3%
Bermuda	2.2%
Indonesia	1.9%
Egypt	1.8%
Malaysia	1.3%
India	1.1%
Thailand	0.9%
Switzerland	0.5%
Total Long-Term Investments	97.4%
Short-Term Investments and Other Assets and Liabilities	2.6%
Net Assets	100.0%

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Strategic Emerging Markets Fund Service Class I and the MSCI EM Index.

TOTAL RETURN

	Since Inception 8/27/08 - 12/31/08
Service Class I	(33.86)%
MSCI EM Index	(40.27	)%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EM Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML China Fund – Portfolio Manager Report

What is the investment objective of MML China Fund – and who is the Fund's sub-adviser?
   The Fund seeks to achieve long-term capital growth of assets by normally investing at least 80% of its net assets in investments of companies located in China. A company generally is considered to be located in China if it is tied economically to China, as determined by the Fund's sub-adviser. The Fund's sub-adviser is Baring International Investment Limited (Baring).

How did the Fund perform since its inception on August 27, 2008?
   The Fund's Service Class I shares returned -24.98%, outperforming the -28.94%* return of the Morgan Stanley Capital International China (MSCI® China) Index (the "benchmark"), an unmanaged market capitalization-weighted index of Chinese companies available to non-domestic investors.

* For the reporting period from September 1-December 31, 2008.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   This was a difficult period for equity markets around the world, and China's equity market was particularly hard hit. The Fund's outperformance was primarily attributable to the portfolio's emphasis on stocks with better earnings visibility and balance sheet strength. In addition, the Fund avoided sectors more exposed to exports and the global economic slowdown.

  During the reporting period (August 27-December 31, 2008), portfolio holdings in the financials sector performed well due to the sector's relatively strong cash flow and superior earnings visibility. The Fund's underweight position relative to the benchmark in the energy and materials sectors in a period of declining commodity prices was beneficial to performance. Despite this, by the end of the reporting period we moved the portfolio towards a more neutral position versus the benchmark. At the same time, we added new positions in selected stocks, which were trading at distressed valuations. In doing so, we reduced the Fund's exposure to defensive stocks and trimmed our cash position. The Fund's relative lack of exposure to the telecommunications sector adversely affected performance, as that sector held up well.

  Turning to individual stocks, the portfolio's overweight positions in Guangdong Investment Ltd., China National Materials, China Overseas Land and its underweight position in CITIC Pacific all made a positive contribution to performance over the period. Conversely, the Fund's underweight position in China Mobile and its overweight positions in Industrial & Commercial Bank of China and Ctrip.com International Ltd. detracted from performance.

What is your outlook?
   Despite recent equity market gyrations, we remain positive on the long-term outlook for the Chinese economy and the equity market, and recent economic news has been relatively reassuring. Indeed, at a time when many Western economies are facing either a sharp economic slowdown or a full-blown recession, China's economy stands out as a beacon of relative strength, in our view.

  As 2009 began, global financial markets continued to be affected by unprecedented levels of risk aversion and uncertainty. Although this will, in our view, result in very high levels of volatility persisting over the near term, it does not change our belief in the market's long-term prospects. We believe stock market valuations have retreated to almost unreasonably low levels, given the solid fundamental outlook.

  We favor quality companies with strong balance sheets and good cash flow that are the beneficiaries of the strong structural demand from consumption and infrastructure spending in China. In our opinion, these companies will be better placed to withstand the macroeconomic challenges and could increase their market share and benefit from consolidation. In the medium term, we think that China's market should remain resilient as a result of government support through interest rate cuts and continued infrastructure packages. From our standpoint, the action taken by the Chinese government so far demonstrates its commitment to sustainable economic growth – and we would not be surprised to see further economic support initiatives.

MML China Fund – Portfolio Manager Report (Continued)

MML China Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)
China Mobile Ltd.	8.6%
China Life Insurance Co. Ltd.	8.4%
Industrial & Commercial Bank of China	6.4%
CNOOC Ltd.	4.9%
China Construction Bank Corp.	4.8%
PetroChina Co. Ltd.	4.0%
China Petrolium and Chemical Corp. Class H	4.0%
Ping An Insurance Group Co. of China Ltd.	3.9%
China Overseas Land & Investment Ltd.	3.4%
Tencent Holdings Ltd.	2.6%
51.0%

MML China Fund Country Weightings (% of Net Assets) on 12/31/08 (Unaudited)
China	51.7%
Hong Kong	27.2%
Cayman Islands	10.1%
Bermuda	2.4%
Australia	1.1%
Singapore	0.5%
Total Long-Term Investments	93.0%
Short-Term Investments and Other Assets and Liabilities	7.0%
Net Assets	100.0%

MML China Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML China Fund Service Class I and the MSCI China Index.

TOTAL RETURN

	Since Inception 8/27/08 - 12/31/08
Service Class I	(24.98)%
MSCI China Index	(28.94	)%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI China Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Inflation-Protected and Income Fund – Portfolio of Investments

December 31, 2008

	Principal Amount	Value
BONDS& NOTES — 102.4%
CORPORATE DEBT — 3.7%
Diversified Financial — 2.0%
Cit Group, Inc. FRN 5.510% 3/15/17	$4,880,000	$1,472,491
Lehman Brothers Holdings, Inc. FRN(a) 6.080% 5/12/14	5,195,000	467,550
Morgan Stanley FRN 3.100% 1/15/09	1,200,000	762,768
Morgan Stanley FRN 3.100% 5/01/14	1,525,000	1,064,435
Morgan Stanley Series C FRN 3.450% 11/01/13	6,156,000	4,268,078
		8,035,322
Insurance — 0.9%
Pacific Life Global Funding VRN(b) 7.120% 2/06/16	5,000,000	3,894,350
Multi-National — 0.8%
International Bank for Reconstruction & Development FRN 6.910% 12/10/13	3,943,000	3,282,271
TOTAL CORPORATE DEBT (Cost $26,744,853)		15,211,943
U.S. TREASURY OBLIGATIONS — 98.7%
U.S. Treasury Bonds & Notes — 98.7%
U.S. Treasury Inflation Index 0.625% 4/15/13	8,827,962	8,414,151
U.S. Treasury Inflation Index 0.875% 4/15/10	22,185,258	20,854,142
U.S. Treasury Inflation Index 1.375% 7/15/18	11,357,681	10,690,417
U.S. Treasury Inflation Index 1.625% 1/15/15	20,138,973	18,660,017
U.S. Treasury Inflation Index 1.625% 1/15/18	12,910,988	12,241,231
U.S. Treasury Inflation Index 1.750% 1/15/28	14,100,226	13,007,459

	Principal Amount	Value
U.S. Treasury Inflation Index 1.875% 7/15/13	$20,760,432	$19,527,781
U.S. Treasury Inflation Index 1.875% 7/15/15	18,338,717	17,330,087
U.S. Treasury Inflation Index 2.000% 4/15/12	12,843,589	12,522,499
U.S. Treasury Inflation Index 2.000% 1/15/14	20,102,170	19,040,524
U.S. Treasury Inflation Index 2.000% 7/15/14	20,981,019	19,840,176
U.S. Treasury Inflation Index 2.000% 1/15/16	17,175,225	16,509,685
U.S. Treasury Inflation Index 2.000% 1/15/26	17,126,106	16,136,003
U.S. Treasury Inflation Index 2.375% 4/15/11	13,447,034	13,154,980
U.S. Treasury Inflation Index 2.375% 1/15/17	15,211,805	15,135,746
U.S. Treasury Inflation Index 2.375% 1/15/25	26,670,203	26,278,484
U.S. Treasury Inflation Index 2.375% 1/15/27	14,153,639	14,193,293
U.S. Treasury Inflation Index 2.500% 7/15/16	17,780,831	17,686,371
U.S. Treasury Inflation Index 2.625% 7/15/17	14,184,721	14,552,637
U.S. Treasury Inflation Index 3.000% 7/15/12	23,682,703	23,194,247
U.S. Treasury Inflation Index 3.375% 1/15/12	7,680,467	7,592,862
U.S. Treasury Inflation Index 3.375% 4/15/32	5,309,306	6,575,243
U.S. Treasury Inflation Index 3.500% 1/15/11	7,941,569	7,807,555

	Principal Amount	Value
U.S. Treasury Inflation Index 3.625% 4/15/28	$17,620,596	$20,907,939
U.S. Treasury Inflation Index 3.875% 4/15/29	20,472,644	25,277,488
U.S. Treasury Inflation Index 4.250% 1/15/10	8,897,800	8,742,088
		405,873,105
TOTAL U.S. TREASURY OBLIGATIONS (Cost $426,684,707)		405,873,105
TOTAL BONDS & NOTES (Cost $453,429,560)		421,085,048
TOTAL LONG-TERM INVESTMENTS (Cost $453,429,560)		421,085,048
SHORT-TERM INVESTMENTS — 82.9%
Commercial Paper — 82.9%(c)
Aluminum Co. of America 6.550% 1/21/09	4,897,000	4,879,180
Aluminum Co. of America 6.590% 1/02/09	5,500,000	5,498,993
American Honda Finance 2.850% 1/07/09	10,350,000	10,345,084
Bemis Co., Inc. 2.950% 1/22/09	9,800,000	9,783,136
Burlington Northern Santa Fe Corp. 4.250% 1/15/09	6,577,000	6,566,130
Cardinal Health, Inc. 4.000% 1/05/09	5,274,000	5,271,656
Clorox Co. 4.000% 1/23/09	8,100,000	8,080,200
ConocoPhillips 1.250% 1/26/09	8,450,000	8,442,665
Covidien International Finance SA 4.000% 2/12/09	8,125,000	8,087,083
Covidien International Finance SA 5.250% 2/06/09	2,873,000	2,857,917
CVS Corp. 6.180% 1/05/09	1,916,000	1,914,684
CVS Corp. 6.200% 1/28/09	6,317,000	6,287,626
Devon Energy Corp. 3.500% 1/30/09	2,379,000	2,372,293

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Devon Energy Corp. 4.400% 1/30/09	$7,000,000	$6,975,189
Dominion Resources 6.000% 1/29/09	10,098,000	10,050,876
Dow Chemical Co. 5.100% 2/11/09	3,606,000	3,585,055
Dow Chemical Co. 5.500% 2/09/09	6,778,000	6,737,615
DTE Capital Corp. 6.200% 1/16/09	1,776,000	1,771,412
DTE Capital Corp. 6.250% 1/16/09	5,868,000	5,852,719
Duke Energy Corp. 5.750% 1/05/09	6,295,000	6,290,978
Eaton Corp. 1.500% 2/04/09	9,375,000	9,361,719
General Mills, Inc. 4.700% 1/27/09	10,125,000	10,090,631
Goldman Sachs, Inc. 2.500% 1/02/09	11,165,000	11,164,225
Heinz HJ Financial Co. 5.000% 1/14/09	10,250,000	10,231,493
Illinois Tool Works, Inc. 1.850% 1/09/09	8,892,000	8,888,344
Ingersoll Rand Global Holding Co. 6.250% 1/13/09	5,575,000	5,563,385
Ingersoll Rand Global Holding Co. 6.250% 2/09/09	4,750,000	4,717,839
ITT Corp. 6.500% 1/20/09	5,000,000	4,982,847
ITT Corp. 6.500% 2/02/09	5,300,000	5,269,378
John Deere Capital Corp. 2.500% 1/12/09	9,611,000	9,603,658
Kellogg Co. 4.450% 1/06/09	10,400,000	10,393,572
Lincoln National Corp. 2.100% 2/23/09	10,523,000	10,490,466
McCormick & Co. 0.250% 2/13/09	11,000,000	10,996,715
PPG Industries 6.000% 1/07/09	10,425,000	10,414,575
Praxair, Inc. 0.400% 6/08/09	8,042,000	8,027,882
Tesco PLC 5.500% 1/21/09	10,375,000	10,343,299
Textron Financial 6.300% 1/13/09	3,163,000	3,156,358
Textron, Inc. 6.250% 1/20/09	5,000,000	4,983,507

	Principal Amount	Value
Tyco International Finance SA 2.110% 2/11/09	$10,952,000	$10,925,682
Union Pacific Corp. 3.300% 1/08/09	11,200,000	11,192,813
Vodafone Group PLC 3.590% 2/03/09	9,735,000	9,702,964
Volkswagen Of America 6.100% 2/02/09	2,650,000	2,635,631
Volkswagen Of America 6.250% 2/10/09	7,350,000	7,298,958
Volvo Group Treasury North America 3.950% 2/05/09	2,900,000	2,888,863
Volvo Group Treasury North America 5.500% 2/05/09	6,543,000	6,508,013
Wellpoint, Inc. 4.000% 1/02/09	9,127,000	9,125,986
Xcel Energy, Inc. 4.000% 1/30/09	10,250,000	10,216,972
		340,826,266
Repurchase Agreement — 0.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09(d)	4,737	4,737
TOTAL SHORT-TERM INVESTMENTS (Cost $340,831,003)		340,831,003
TOTAL INVESTMENTS — 185.3% (Cost $794,260,563)(e)		761,916,051
Other Assets/ (Liabilities) — (85.3)%		(350,680,654)
NET ASSETS — 100.0%		$411,235,397

Notes to Portfolio of Investments

Industry classifications are unaudited.

FRN - Floating Rate Note

VRN - Variable Rate Note

(a)  Security is currently in default.

(b)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, these securities amounted to a value of $3,894,350 or 0.95% of net assets.

(c)  Securities held as collateral for reverse repurchase agreements.

(d)  Maturity value of $4,737. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 1/29/09, and an aggregate market value, including accrued interest, of $4,900,000.

(e)  See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES — 99.5%
COMMON STOCK — 99.5%
Advertising — 0.1%
Interpublic Group of Cos., Inc.(a)	900	$3,564
Omnicom Group, Inc.	600	16,152
		19,716
Aerospace & Defense — 2.5%
Boeing Co.	1,500	64,005
General Dynamics Corp.	900	51,831
Goodrich Corp.	300	11,106
L-3 Communications Holdings, Inc.	300	22,134
Lockheed Martin Corp.	700	58,856
Northrop Grumman Corp.	700	31,528
Raytheon Co.	900	45,936
Rockwell Collins, Inc.	300	11,727
United Technologies Corp.	2,000	107,200
		404,323
Agriculture — 2.1%
Altria Group, Inc.	4,250	64,005
Archer-Daniels-Midland Co.	1,300	37,479
Lorillard, Inc.	300	16,905
Philip Morris International, Inc.	4,150	180,567
Reynolds American, Inc.	400	16,124
UST, Inc.	300	20,814
		335,894
Airlines — 0.1%
Southwest Airlines Co.	1,600	13,792
Apparel — 0.3%
Nike, Inc. Class B	800	40,800
VF Corp.	200	10,954
		51,754
Auto Manufacturers — 0.2%
Ford Motor Co.(a)	4,600	10,534
General Motors Corp.	1,200	3,840
Paccar, Inc.	700	20,020
		34,394
Automotive & Parts — 0.2%
The Goodyear Tire & Rubber Co.(a)	400	2,388
Johnson Controls, Inc.	1,200	21,792
		24,180

	Number of Shares	Value
Banks — 5.0%
Bank of America Corp.	10,301	$145,038
The Bank of New York Mellon Corp.	2,286	64,763
BB&T Corp.	1,200	32,952
Capital One Financial Corp.	835	26,628
Comerica, Inc.	400	7,940
Fifth Third Bancorp	1,100	9,086
First Horizon National Corp.	420	4,435
Huntington Bancshares, Inc.	800	6,128
KeyCorp	1,000	8,520
M&T Bank Corp.	200	11,482
Marshall & Ilsley Corp.	500	6,820
National City Corp.	4,200	7,602
Northern Trust Corp.	500	26,070
PNC Financial Services Group, Inc.	800	39,200
Regions Financial Corp.	1,347	10,722
State Street Corp.	800	31,464
SunTrust Banks, Inc.	800	23,632
U.S. Bancorp	3,600	90,036
Wachovia Corp.	4,400	24,376
Wells Fargo & Co.	7,700	226,996
Zions Bancorp	200	4,902
		808,792
Beverages — 2.5%
Brown-Forman Corp. Class B	200	10,298
The Coca-Cola Co.	4,000	181,080
Coca-Cola Enterprises, Inc.	600	7,218
Constellation Brands, Inc. Class A(a)	400	6,308
Dr. Pepper Snapple Group, Inc.(a)	500	8,125
Molson Coors Brewing Co. Class B	300	14,676
The Pepsi Bottling Group, Inc.	300	6,753
PepsiCo, Inc.	3,200	175,264
		409,722
Biotechnology — 1.6%
Amgen, Inc.(a)	2,200	127,050
Biogen Idec, Inc.(a)	600	28,578
Celgene Corp.(a)	900	49,752
Genzyme Corp.(a)	500	33,185
Life Technologies Corp.(a)	575	13,403
Millipore Corp.(a)	100	5,152
		257,120
Building Materials — 0.1%
Masco Corp.	800	8,904

	Number of Shares	Value
Chemicals — 1.8%
Air Products & Chemicals, Inc.	500	$25,135
CF Industries Holdings, Inc.	200	9,832
The Dow Chemical Co.	1,900	28,671
Du Pont (E.I.) de Nemours & Co.	1,800	45,540
Eastman Chemical Co.	200	6,342
Ecolab, Inc.	300	10,545
International Flavors & Fragrances, Inc.	100	2,972
Monsanto Co.	1,100	77,385
PPG Industries, Inc.	400	16,972
Praxair, Inc.	600	35,616
Rohm & Haas Co.	200	12,358
The Sherwin-Williams Co.	300	17,925
Sigma-Aldrich Corp.	200	8,448
		297,741
Coal — 0.1%
CONSOL Energy, Inc.	300	8,574
Massey Energy Co.	100	1,379
Peabody Energy Corp.	500	11,375
		21,328
Commercial Services — 1.1%
Apollo Group, Inc. Class A(a)	200	15,324
Automatic Data Processing, Inc.	1,000	39,340
Convergys Corp.(a)	300	1,923
Donnelley (R.R.) & Sons Co.	400	5,432
Equifax, Inc.	300	7,956
H&R Block, Inc.	600	13,632
Mastercard, Inc. Class A	100	14,293
McKesson Corp.	600	23,238
Monster Worldwide, Inc.(a)	200	2,418
Moody's Corp.	400	8,036
Paychex, Inc.	600	15,768
Robert Half International, Inc.	400	8,328
Total System Services, Inc.	400	5,600
Western Union Co.	1,500	21,510
		182,798
Computers — 4.4%
Affiliated Computer Services, Inc. Class A(a)	200	9,190
Apple, Inc.(a)	1,800	153,630
Cognizant Technology Solutions Corp. Class A(a)	500	9,030
Computer Sciences Corp.(a)	300	10,542

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Dell, Inc.(a)	3,600	$36,864
EMC Corp.(a)	4,250	44,498
Hewlett-Packard Co.	5,050	183,264
International Business Machines Corp.	2,800	235,648
Lexmark International, Inc. Class A(a)	200	5,380
NetApp, Inc.(a)	700	9,779
SanDisk Corp.(a)	400	3,840
Sun Microsystems, Inc.(a)	1,500	5,730
Teradata Corp.(a)	400	5,932
		713,327
Cosmetics & Personal Care — 3.0%
Avon Products, Inc.	800	19,224
Colgate-Palmolive Co.	1,000	68,540
The Estee Lauder Cos., Inc. Class A	300	9,288
The Procter & Gamble Co.	6,242	385,880
		482,932
Distribution & Wholesale — 0.2%
Fastenal Co.	200	6,970
Genuine Parts Co.	300	11,358
W.W. Grainger, Inc.	100	7,884
		26,212
Diversified Financial — 4.1%
American Express Co.	2,300	42,665
Ameriprise Financial, Inc.	460	10,746
The Charles Schwab Corp.	1,900	30,723
CIT Group, Inc.	600	2,724
Citigroup, Inc.	11,100	74,481
CME Group, Inc.	100	20,811
Discover Financial Services	1,050	10,006
E*Trade Financial Corp.(a)	1,100	1,265
Federated Investors, Inc. Class B	100	1,696
Franklin Resources, Inc.	300	19,134
The Goldman Sachs Group, Inc.	800	67,512
IntercontinentalExchange, Inc.(a)	100	8,244
Invesco Ltd.	700	10,108
JP Morgan Chase & Co.	7,615	240,101
Legg Mason, Inc.	200	4,382
Merrill Lynch & Co., Inc.	3,100	36,084
Morgan Stanley	2,300	36,892
The NASDAQ OMX Group, Inc.(a)	200	4,942
NYSE Euronext	500	13,690
SLM Corp.(a)	900	8,010
T. Rowe Price Group, Inc.	500	17,720
		661,936

	Number of Shares	Value
Electric — 3.8%
The AES Corp.(a)	1,300	$10,712
Allegheny Energy, Inc.	300	10,158
Ameren Corp.	400	13,304
American Electric Power Co., Inc.	900	29,952
CenterPoint Energy, Inc.	800	10,096
CMS Energy Corp.	400	4,044
Consolidated Edison, Inc.	500	19,465
Constellation Energy Group, Inc.	300	7,527
Dominion Resources, Inc.	1,100	39,424
DTE Energy Co.	400	14,268
Duke Energy Corp.	2,674	40,137
Dynegy, Inc. Class A(a)	1,000	2,000
Edison International	700	22,484
Entergy Corp.	300	24,939
Exelon Corp.	1,300	72,293
FirstEnergy Corp.	700	34,006
FPL Group, Inc.	800	40,264
Integrys Energy Group, Inc.	200	8,596
Pepco Holdings, Inc.	400	7,104
PG&E Corp.	800	30,968
Pinnacle West Capital Corp.	300	9,639
PPL Corp.	700	21,483
Progress Energy, Inc.	500	19,925
Public Service Enterprise Group, Inc.	1,000	29,170
Southern Co.	1,600	59,200
TECO Energy, Inc.	500	6,175
Wisconsin Energy Corp.	200	8,396
Xcel Energy, Inc.	900	16,695
		612,424
Electrical Components & Equipment — 0.4%
Emerson Electric Co.	1,500	54,915
Molex, Inc.	200	2,898
		57,813
Electronics — 0.5%
Agilent Technologies, Inc.(a)	700	10,941
Amphenol Corp. Class A	300	7,194
Jabil Circuit, Inc.	500	3,375
PerkinElmer, Inc.	300	4,173
Thermo Fisher Scientific, Inc.(a)	900	30,663
Tyco Electronics Ltd.	900	14,589
Waters Corp.(a)	200	7,330
		78,265
Engineering & Construction — 0.1%
Fluor Corp.	300	13,461
Jacobs Engineering Group, Inc.(a)	200	9,620
		23,081

	Number of Shares	Value
Entertainment — 0.0%
International Game Technology	600	$7,134
Environmental Controls — 0.5%
Republic Services, Inc.	1,485	36,813
Stericycle, Inc.(a)	100	5,208
Waste Management, Inc.	1,100	36,454
		78,475
Foods — 2.2%
Campbell Soup Co.	400	12,004
ConAgra Foods, Inc.	900	14,850
Dean Foods Co.(a)	400	7,188
General Mills, Inc.	700	42,525
Heinz (H.J.) Co.	700	26,320
The Hershey Co.	400	13,896
The J.M. Smucker Co.	200	8,672
Kellogg Co.	500	21,925
Kraft Foods, Inc. Class A	3,200	85,920
The Kroger Co.	1,400	36,974
McCormick & Co., Inc.	200	6,372
Safeway, Inc.	900	21,393
Sara Lee Corp.	1,400	13,706
SuperValu, Inc.	400	5,840
Sysco Corp.	1,200	27,528
Tyson Foods, Inc. Class A	600	5,256
Whole Foods Market, Inc.	200	1,888
		352,257
Forest Products & Paper — 0.2%
International Paper Co.	900	10,620
MeadWestvaco Corp.	400	4,476
Plum Creek Timber Co., Inc.	300	10,422
Weyerhaeuser Co.	400	12,244
		37,762
Gas — 0.2%
Nicor, Inc.	100	3,474
NiSource, Inc.	600	6,582
Sempra Energy	600	25,578
		35,634
Hand & Machine Tools — 0.1%
The Black & Decker Corp.	100	4,181
Snap-on, Inc.	100	3,938
The Stanley Works	200	6,820
		14,939
Health Care – Products — 4.1%
Bard (C.R.), Inc.	200	16,852
Baxter International, Inc.	1,200	64,308
Becton, Dickinson & Co.	400	27,356
Boston Scientific Corp.(a)	3,000	23,220
Covidien Ltd.	1,000	36,240

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Johnson & Johnson	5,750	$344,022
Medtronic, Inc.	2,400	75,408
St. Jude Medical, Inc.(a)	700	23,072
Stryker Corp.	500	19,975
Varian Medical Systems, Inc.(a)	300	10,512
Zimmer Holdings, Inc.(a)	400	16,168
		657,133
Health Care – Services — 1.3%
Aetna, Inc.	1,000	28,500
Cigna Corp.	600	10,110
Coventry Health Care, Inc.(a)	250	3,720
DaVita, Inc.(a)	200	9,914
Humana, Inc.(a)	300	11,184
Laboratory Corp. of America Holdings(a)	200	12,882
Quest Diagnostics, Inc.	400	20,764
Tenet Healthcare Corp.(a)	800	920
UnitedHealth Group, Inc.	2,500	66,500
WellPoint, Inc.(a)	1,100	46,343
		210,837
Holding Company – Diversified — 0.0%
Leucadia National Corp.(a)	300	5,940
Home Builders — 0.1%
Centex Corp.	300	3,192
D.R. Horton, Inc.	600	4,242
KB Home	200	2,724
Lennar Corp. Class A	300	2,601
Pulte Homes, Inc.	500	5,465
		18,224
Home Furnishing — 0.1%
Harman International Industries, Inc.	200	3,346
Whirlpool Corp.	200	8,270
		11,616
Household Products — 0.5%
Avery Dennison Corp.	300	9,819
The Clorox Co.	300	16,668
Fortune Brands, Inc.	300	12,384
Kimberly-Clark Corp.	800	42,192
		81,063
Housewares — 0.0%
Newell Rubbermaid, Inc.	500	4,890
Insurance — 2.7%
AFLAC, Inc.	1,000	45,840
Allstate Corp.	1,100	36,036
American International Group, Inc.	5,500	8,635
Aon Corp.	500	22,840

	Number of Shares	Value
Assurant, Inc.	300	$9,000
Chubb Corp.	800	40,800
Cincinnati Financial Corp.	420	12,209
Genworth Financial, Inc. Class A	800	2,264
The Hartford Financial Services Group, Inc.	600	9,852
Lincoln National Corp.	569	10,720
Loews Corp.	700	19,775
Marsh & McLennan Cos., Inc.	1,000	24,270
MBIA, Inc.(a)	400	1,628
Metlife, Inc.	1,500	52,290
Principal Financial Group, Inc.	500	11,285
The Progressive Corp.	1,400	20,734
Prudential Financial, Inc.	900	27,234
Torchmark Corp.	200	8,940
The Travelers Cos., Inc.	1,230	55,596
Unum Group	800	14,880
XL Capital Ltd. Class A	600	2,220
		437,048
Internet — 1.6%
Akamai Technologies, Inc.(a)	300	4,527
Amazon.com, Inc.(a)	600	30,768
eBay, Inc.(a)	2,200	30,712
Expedia, Inc.(a)	400	3,296
Google, Inc. Class A(a)	400	123,060
Symantec Corp.(a)	1,800	24,336
VeriSign, Inc.(a)	300	5,724
Yahoo!, Inc.(a)	2,800	34,160
		256,583
Investment Companies — 0.0%
American Capital Strategies Ltd.	500	1,620
Iron & Steel — 0.3%
AK Steel Holding Corp.	300	2,796
Allegheny Technologies, Inc.	200	5,106
Nucor Corp.	700	32,340
United States Steel Corp.	300	11,160
		51,402
Leisure Time — 0.2%
Carnival Corp.	800	19,456
Harley-Davidson, Inc.	400	6,788
		26,244
Lodging — 0.1%
Marriott International, Inc. Class A	600	11,670
Starwood Hotels & Resorts Worldwide, Inc.	300	5,370

	Number of Shares	Value
Wyndham Worldwide Corp.	300	$1,965
Wynn Resorts Ltd.(a)	100	4,226
		23,231
Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	1,200	53,604
Machinery – Diversified — 0.3%
Cummins, Inc.	400	10,692
Deere & Co.	800	30,656
Flowserve Corp.	100	5,150
The Manitowoc Co., Inc.	200	1,732
Rockwell Automation, Inc.	200	6,448
		54,678
Manufacturing — 4.2%
3M Co.	1,400	80,556
Cooper Industries Ltd. Class A	400	11,692
Danaher Corp.	600	33,966
Dover Corp.	400	13,168
Eastman Kodak Co.	600	3,948
Eaton Corp.	300	14,913
General Electric Co.	21,450	347,490
Honeywell International, Inc.	1,600	52,528
Illinois Tool Works, Inc.	800	28,040
Ingersoll-Rand Co. Ltd. Class A	600	10,410
ITT Corp.	400	18,396
Leggett & Platt, Inc.	400	6,076
Pall Corp.	200	5,686
Parker Hannifin Corp.	400	17,016
Textron, Inc.	500	6,935
Tyco International Ltd.	950	20,520
		671,340
Media — 2.4%
CBS Corp. Class B	1,300	10,647
Comcast Corp. Class A	6,000	101,280
The DIRECTV Group, Inc.(a)	1,200	27,492
Gannett Co., Inc.	400	3,200
The McGraw-Hill Cos., Inc.	600	13,914
Meredith Corp.	100	1,712
New York Times Co. Class A	200	1,466
News Corp. Class A	4,800	43,632
Scripps Networks Interactive Class A	100	2,200
Time Warner, Inc.	7,350	73,941
Viacom, Inc. Class B(a)	1,300	24,778
The Walt Disney Co.	3,900	88,491
		392,753
Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.	200	11,896

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mining — 0.6%
Alcoa, Inc.	1,600	$18,016
Freeport-McMoRan Copper & Gold, Inc.	769	18,794
Newmont Mining Corp.	900	36,630
Titanium Metals Corp.	100	881
Vulcan Materials Co.	200	13,916
		88,237
Office Equipment/Supplies — 0.2%
Pitney Bowes, Inc.	500	12,740
Xerox Corp.	1,800	14,346
		27,086
Oil & Gas — 11.9%
Anadarko Petroleum Corp.	1,000	38,550
Apache Corp.	700	52,171
Cabot Oil & Gas Corp.	200	5,200
Chesapeake Energy Corp.	1,000	16,170
Chevron Corp.	4,221	312,227
ConocoPhillips	3,132	162,238
Devon Energy Corp.	1,000	65,710
ENSCO International, Inc.	300	8,517
EOG Resources, Inc.	500	33,290
Exxon Mobil Corp.	10,700	854,181
Hess Corp.	600	32,184
Marathon Oil Corp.	1,400	38,304
Murphy Oil Corp.	400	17,740
Nabors Industries Ltd.(a)	600	7,182
Noble Corp.	600	13,254
Noble Energy, Inc.	300	14,766
Occidental Petroleum Corp.	1,700	101,983
Pioneer Natural Resources Co.	200	3,236
Questar Corp.	300	9,807
Range Resources Corp.	300	10,317
Rowan Cos., Inc.	200	3,180
Southwestern Energy Co.(a)	700	20,279
Sunoco, Inc.	200	8,692
Tesoro Corp.	200	2,634
Transocean Ltd.(a)	600	28,350
Valero Energy Corp.	1,100	23,804
XTO Energy, Inc.	1,100	38,797
		1,922,763
Oil & Gas Services — 1.3%
Baker Hughes, Inc.	600	19,242
BJ Services Co.	600	7,002
Cameron International Corp.(a)	400	8,200
Halliburton Co.	1,700	30,906
National Oilwell Varco, Inc.(a)	800	19,552
Schlumberger Ltd.	2,400	101,592
Smith International, Inc.	400	9,156

	Number of Shares	Value
Weatherford International Ltd.(a)	1,300	$14,066
		209,716
Packaging & Containers — 0.2%
Ball Corp.	200	8,318
Bemis Co., Inc.	300	7,104
Pactiv Corp.(a)	300	7,464
Sealed Air Corp.	400	5,976
		28,862
Pharmaceuticals — 7.3%
Abbott Laboratories	3,200	170,784
Allergan, Inc.	600	24,192
AmerisourceBergen Corp.	300	10,698
Bristol-Myers Squibb Co.	4,000	93,000
Cardinal Health, Inc.	700	24,129
Cephalon, Inc.(a)	100	7,704
DENTSPLY International, Inc.	300	8,472
Eli Lilly & Co.	2,100	84,567
Express Scripts, Inc.(a)	600	32,988
Forest Laboratories, Inc.(a)	700	17,829
Gilead Sciences, Inc.(a)	1,800	92,052
Hospira, Inc.(a)	400	10,728
King Pharmaceuticals, Inc.(a)	600	6,372
Medco Health Solutions, Inc.(a)	1,000	41,910
Merck & Co., Inc.	4,300	130,720
Mylan, Inc.(a)	600	5,934
Patterson Cos., Inc.(a)	100	1,875
Pfizer, Inc.	13,900	246,169
Schering-Plough Corp.	3,300	56,199
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	125	5,340
Watson Pharmaceuticals, Inc.(a)	300	7,971
Wyeth	2,800	105,028
		1,184,661
Pipelines — 0.3%
El Paso Corp.	1,500	11,745
Spectra Energy Corp.	1,300	20,462
The Williams Cos., Inc.	1,100	15,928
		48,135
Real Estate — 0.0%
CB Richard Ellis Group, Inc. Class A(a)	400	1,728
Real Estate Investment Trusts (REITS) — 0.8%
Apartment Investment & Management Co. Class A	100	1,155
AvalonBay Communities, Inc.	100	6,058
Boston Properties, Inc.	200	11,000

	Number of Shares	Value
Developers Diversified Realty Corp.	300	$1,464
Equity Residential	600	17,892
HCP, Inc.	500	13,885
Host Hotels & Resorts, Inc.	1,000	7,570
Kimco Realty Corp.	400	7,312
Prologis	600	8,334
Public Storage	200	15,900
Simon Property Group, Inc.	400	21,252
Vornado Realty Trust	200	12,070
		123,892
Retail — 6.5%
Abercrombie & Fitch Co. Class A	200	4,614
AutoNation, Inc.(a)	300	2,964
AutoZone, Inc.(a)	100	13,947
Bed Bath & Beyond, Inc.(a)	500	12,710
Best Buy Co., Inc.	650	18,272
Big Lots, Inc.(a)	200	2,898
Coach, Inc.(a)	700	14,539
Costco Wholesale Corp.	800	42,000
CVS Caremark Corp.	2,900	83,346
Darden Restaurants, Inc.	200	5,636
Family Dollar Stores, Inc.	300	7,821
GameStop Corp. Class A(a)	300	6,498
The Gap, Inc.	1,000	13,390
The Home Depot, Inc.	3,500	80,570
J.C. Penney Co., Inc.	400	7,880
Jones Apparel Group, Inc.	200	1,172
Kohl's Corp.(a)	600	21,720
Limited Brands, Inc.	600	6,024
Lowe's Cos., Inc.	3,000	64,560
Macy's, Inc.	886	9,170
McDonald's Corp.	2,400	149,256
Nordstrom, Inc.	300	3,993
Office Depot, Inc.(a)	500	1,490
Polo Ralph Lauren Corp.	200	9,082
RadioShack Corp.	300	3,582
Sears Holdings Corp.(a)	100	3,887
Staples, Inc.	1,400	25,088
Starbucks Corp.(a)	1,400	13,244
Target Corp.	1,500	51,795
Tiffany & Co.	200	4,726
The TJX Cos., Inc.	900	18,513
Wal-Mart Stores, Inc.	4,650	260,679
Walgreen Co.	2,000	49,340
Yum! Brands, Inc.	900	28,350
		1,042,756
Savings & Loans — 0.2%
Hudson City Bancorp, Inc.	1,100	17,556
People's United Financial, Inc.	700	12,481
Sovereign Bancorp, Inc.(a)	1,200	3,576
		33,613

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Semiconductors — 2.2%
Advanced Micro Devices, Inc.(a)	1,200	$2,592
Altera Corp.	700	11,697
Analog Devices, Inc.	600	11,412
Applied Materials, Inc.	2,800	28,364
Broadcom Corp. Class A(a)	900	15,273
Intel Corp.	11,550	169,323
KLA-Tencor Corp.	300	6,537
Linear Technology Corp.	400	8,848
LSI Corp.(a)	1,400	4,606
MEMC Electronic Materials, Inc.(a)	400	5,712
Microchip Technology, Inc.	300	5,859
Micron Technology, Inc.(a)	1,500	3,960
National Semiconductor Corp.	400	4,028
Novellus Systems, Inc.(a)	300	3,702
Nvidia Corp.(a)	1,100	8,877
QLogic Corp.(a)	300	4,032
Teradyne, Inc.(a)	300	1,266
Texas Instruments, Inc.	2,600	40,352
Xilinx, Inc.	600	10,692
		347,132
Software — 3.7%
Adobe Systems, Inc.(a)	1,100	23,419
Autodesk, Inc.(a)	400	7,860
BMC Software, Inc.(a)	400	10,764
CA, Inc.	806	14,935
Citrix Systems, Inc.(a)	300	7,071
Compuware Corp.(a)	600	4,050
Dun & Bradstreet Corp.	110	8,492
Electronic Arts, Inc.(a)	600	9,624
Fidelity National Information Services, Inc.	300	4,881
Fiserv, Inc.(a)	400	14,548
IMS Health, Inc.	400	6,064
Intuit, Inc.(a)	700	16,653
Microsoft Corp.	16,050	312,012
Novell, Inc.(a)	700	2,723
Oracle Corp.(a)	8,131	144,163
Salesforce.com, Inc.(a)	200	6,402
		593,661
Telecommunications — 6.3%
American Tower Corp. Class A(a)	800	23,456
AT&T, Inc.	12,025	342,713
CenturyTel, Inc.	300	8,199
Ciena Corp.(a)	100	670
Cisco Systems, Inc.(a)	12,050	196,415
Corning, Inc.	3,200	30,496
Embarq Corp.	374	13,449

	Number of Shares	Value
Frontier Communications Corp.	700	$6,118
Harris Corp.	200	7,610
JDS Uniphase Corp.(a)	400	1,460
Juniper Networks, Inc.(a)	1,100	19,261
Motorola, Inc.	4,600	20,378
Qualcomm, Inc.	3,300	118,239
Qwest Communications International, Inc.	3,100	11,284
Sprint Nextel Corp.(a)	5,800	10,614
Tellabs, Inc.(a)	800	3,296
Verizon Communications, Inc.	5,800	196,620
Windstream Corp.	1,000	9,200
		1,019,478
Textiles — 0.0%
Cintas Corp.	200	4,646
Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	300	8,751
Mattel, Inc.	700	11,200
		19,951
Transportation — 2.2%
Burlington Northern Santa Fe Corp.	600	45,426
C.H. Robinson Worldwide, Inc.	400	22,012
CSX Corp.	900	29,223
Expeditors International of Washington, Inc.	400	13,308
FedEx Corp.	600	38,490
Norfolk Southern Corp.	800	37,640
Ryder System, Inc.	200	7,756
Union Pacific Corp.	1,100	52,580
United Parcel Service, Inc. Class B	2,000	110,320
		356,755
TOTAL COMMON STOCK (Cost $19,342,087)		16,075,823
TOTAL EQUITIES (Cost $19,342,087)		16,075,823
TOTAL LONG-TERM INVESTMENTS (Cost $19,342,087)		16,075,823

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.6%
Repurchase Agreement — 0.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09(b)	$97,126	$97,126
TOTAL SHORT-TERM INVESTMENTS (Cost $97,126)		97,126
TOTAL INVESTMENTS — 100.1% (Cost $19,439,213)(c)		16,172,949
Other Assets/ (Liabilities) — (0.1)%		(12,881)
NET ASSETS — 100.0%		$16,160,068

Notes to Portfolio of Investments

Industry classifications are unaudited.

ADR - American Depositary Receipt

(a)  Non-income producing security.

(b)  Maturity value of $97,126. Collateralized by U.S. Government Agency obligations with a rate of 1.772%, maturity date of 8/15/36, and an aggregate market value, including accrued interest, of $100,719.

(c)  See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES — 98.3%
COMMON STOCK — 98.3%
Advertising — 0.2%
Clear Channel Outdoor Holdings, Inc. Class A(a)	1,510	$9,286
Gaiam, Inc. Class A(a)	1,150	5,313
Harte-Hanks, Inc.	4,970	31,013
inVentiv Health, Inc.(a)	2,940	33,928
Lamar Advertising Co. Class A(a)	5,720	71,843
Marchex, Inc. Class B	5,460	31,832
		183,215
Aerospace & Defense — 1.0%
Aerovironment, Inc.(a)	1,320	48,589
Argon ST, Inc.(a)	1,820	34,325
BE Aerospace, Inc.(a)	14,080	108,275
Cubic Corp.	5,920	161,024
Ducommun, Inc.	4,370	72,979
Esterline Technologies Corp.(a)	6,610	250,453
GenCorp, Inc.(a)	8,260	30,397
Goodrich Corp.	920	34,059
Herley Industries, Inc.(a)	390	4,789
Triumph Group, Inc.	3,300	140,118
		885,008
Agriculture — 0.2%
Agria Corp. Sponsored ADR (Cayman Islands)(a)	100	149
Bunge Ltd.	300	15,531
Tejon Ranch Co.(a)	10	248
The Andersons, Inc.	240	3,955
Universal Corp.	4,570	136,506
		156,389
Airlines — 0.9%
Continental Airlines, Inc. Class B(a)	3,450	62,307
Hawaiian Holdings, Inc.(a)	12,570	80,196
Republic Airways Holdings, Inc.(a)	10,200	108,834
SkyWest, Inc.	11,370	211,482
UAL Corp.	10,400	114,608
US Airways Group, Inc.(a)	22,930	177,249
		754,676
Apparel — 1.0%
American Apparel, Inc.(a)	1,690	3,363
Crocs, Inc.(a)	5,100	6,324
K-Swiss, Inc. Class A	1,050	11,970

	Number of Shares	Value
Maidenform Brands, Inc.(a)	3,850	$39,078
Oxford Industries, Inc.	3,340	29,292
Perry Ellis International, Inc.(a)	4,290	27,199
Quiksilver, Inc.(a)	36,880	67,859
Steven Madden Ltd.(a)	5,160	110,011
Timberland Co. Class A(a)	10,530	121,621
True Religion Apparel, Inc.(a)	4,410	54,860
Unifi, Inc.(a)	8,570	24,167
Volcom, Inc.(a)	400	4,360
The Warnaco Group, Inc.(a)	10,600	208,078
Wolverine World Wide, Inc.	9,442	198,660
		906,842
Auto Manufacturers — 0.3%
Navistar International Corp.(a)	1,400	29,932
Oshkosh Corp.	20,710	184,112
Wabash National Corp.	5,410	24,345
		238,389
Automotive & Parts — 1.1%
American Axle & Manufacturing Holdings, Inc.	19,040	55,026
Amerigon, Inc.(a)	300	978
ArvinMeritor, Inc.	20,720	59,052
ATC Technology Corp.(a)	3,629	53,092
Autoliv, Inc.	8,530	183,054
Commercial Vehicle Group, Inc.(a)	380	353
Cooper Tire & Rubber Co.	17,200	105,952
Exide Technologies(a)	6,100	32,269
Fuel Systems Solutions, Inc.(a)	79	2,588
The Goodyear Tire & Rubber Co.(a)	4,410	26,328
Hayes Lemmerz International, Inc.(a)	910	410
Lear Corp.(a)	21,183	29,868
Modine Manufacturing Co.	3,750	18,262
Superior Industries International, Inc.	4,750	49,970
Tenneco, Inc.(a)	20,159	59,469
Titan International, Inc.	13,140	108,405
TRW Automotive Holdings Corp.(a)	24,890	89,604
Visteon Corp.(a)	1,760	616

	Number of Shares	Value
WABCO Holdings, Inc.	6,220	$98,214
		973,510
Banks — 4.6%
1st Source Corp.	420	9,925
Amcore Financial, Inc.	800	2,896
BancFirst Corp.	530	28,048
Banco Latinoamericano de Exportaciones SA Class E	1,840	26,422
Bank Mutual Corp.	4,720	54,469
Boston Private Financial Holdings, Inc.	5,740	39,262
Capitol Bancorp Ltd.	390	3,042
Cascade Bancorp	950	6,413
Cass Information Systems, Inc.	20	609
Cathay General Bancorp	3,730	88,587
Centennial Bank Holdings, Inc.(a)	1,540	3,080
Central Pacific Financial Corp.	7,810	78,412
Chemical Financial Corp.	1,500	41,820
Citizens Republic Bancorp, Inc.	6,290	18,744
City Bank	520	2,704
City Holding Co.	3,003	104,444
CoBiz Financial, Inc.	1,360	13,246
The Colonial BancGroup, Inc.	22,800	47,196
Columbia Banking System, Inc.	1,130	13,481
Community Bank System, Inc.	4,980	121,462
Community Trust Bancorp, Inc.	1,960	72,030
Corus Bankshares, Inc.	450	500
East West Bancorp, Inc.	11,140	177,906
Encore Bancshares, Inc.(a)	700	7,700
F.N.B. Corp.	530	6,996
First Community Bancshares, Inc.	830	28,942
First Financial Bancorp	2,260	28,001
First Horizon National Corp.	23,986	253,532
First Merchants Corp.	2,580	57,302
First Midwest Bancorp, Inc.	4,310	86,071
Frontier Financial Corp.	7,330	31,959
Glacier Bancorp, Inc.	350	6,657
Green Bankshares, Inc.	1,117	15,120
Hancock Holding Co.	240	10,910
Hanmi Financial Corp.	2,220	4,573
Huntington Bancshares, Inc.	6,410	49,101
IBERIABANK Corp.	710	34,080

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Independent Bank Corp.	680	$17,789
International Bancshares Corp.	2,150	46,935
MainSource Financial Group, Inc.	1,240	19,220
MB Financial, Inc.	530	14,814
National Penn Bancshares, Inc.	11,450	166,139
NBT Bancorp, Inc.	2,440	68,222
Old National Bancorp	4,540	82,446
Old Second Bancorp, Inc.	90	1,044
Oriental Financial Group, Inc.	4,300	26,015
Pacific Capital Bancorp	12,890	217,583
PacWest Bancorp	4,750	127,775
Park National Corp.	370	26,548
Popular, Inc.	23,420	120,847
Porter Bancorp, Inc.	220	3,377
Prosperity Bancshares, Inc.	900	26,631
Provident Bankshares Corp.	11,010	106,357
Regions Financial Corp.	6,020	47,919
Renasant Corp.	840	14,305
Republic Bancorp, Inc. Class A	670	18,224
Sandy Spring Bancorp, Inc.	1,020	22,267
Santander BanCorp	1,230	15,363
Signature Bank(a)	300	8,607
Simmons First National Corp. Class A	1,370	40,374
The South Financial Group, Inc.	11,040	47,693
Southside Bancshares, Inc.	1,200	28,200
Southwest Bancorp, Inc.	50	648
Sterling Bancorp	4,890	68,607
Sterling Financial Corp.	4,740	41,712
Susquehanna Bancshares, Inc.	15,230	242,309
Tompkins Financial Corp.	1,260	73,017
TowneBank	100	2,479
Trustco Bank Corp. NY	440	4,184
Trustmark Corp.	590	12,738
UCBH Holdings, Inc.	12,250	84,280
UMB Financial Corp.	560	27,518
Umpqua Holdings Corp.	3,540	51,224
United Bankshares, Inc.	200	6,644
United Community Banks	4,966	67,442
Webster Financial Corp.	12,420	171,148
WesBanco, Inc.	2,630	71,562
West Coast Bancorp	510	3,361
Westamerica Bancorp	300	15,345
Western Alliance Bancorp(a)	2,260	22,803
Whitney Holding Corp.	5,400	86,346
Wintrust Financial Corp.	3,500	71,995
		4,015,698

	Number of Shares	Value
Beverages — 0.0%
Boston Beer Co., Inc. Class A(a)	920	$26,128
Coca-Cola Bottling Co. Consolidated	80	3,677
Peet's Coffee & Tea, Inc.(a)	560	13,020
		42,825
Biotechnology — 1.0%
Acorda Therapeutics, Inc.(a)	1,500	30,765
Alexion Pharmaceuticals, Inc.(a)	1,700	61,523
American Oriental Bioengineering, Inc.(a)	13,070	88,746
Avant Immunotherapeutics, Inc.(a)	1,000	7,920
Bio-Rad Laboratories, Inc. Class A(a)	530	39,914
BioMimetic Therapeutics, Inc.(a)	650	5,993
CryoLife, Inc.(a)	6,110	59,328
Dendreon Corp.(a)	6,940	31,785
Enzo Biochem, Inc.(a)	320	1,565
Enzon Pharmaceuticals, Inc.(a)	10,470	61,040
Facet Biotech Corp.(a)	3,414	32,740
Geron Corp.(a)	2,490	11,628
GTx, Inc.(a)	1,630	27,449
Halozyme Therapeutics, Inc.(a)	640	3,584
Human Genome Sciences, Inc.(a)	7,450	15,794
Incyte Corp.(a)	3,680	13,947
Ligand Pharmaceuticals, Inc. Class B(a)	1,200	3,288
Martek Biosciences Corp.	2,810	85,171
Momenta Pharmaceuticals, Inc.(a)	6,180	71,688
Myriad Genetics, Inc.(a)	980	64,935
NPS Pharmaceuticals, Inc.(a)	1,320	8,197
PDL BioPharma, Inc.	17,070	105,493
RXi Pharmaceuticals Corp.(a)	348	2,001
Sequenom, Inc.(a)	1,250	24,800
Zymogenetics, Inc.(a)	1,080	3,240
		862,534
Building Materials — 1.2%
Aaon, Inc.	4,350	90,828
Apogee Enterprises, Inc.	6,580	68,169
Armstrong World Industries, Inc.	4,100	88,642
Comfort Systems USA, Inc.	12,794	136,384
Drew Industries, Inc.(a)	5,130	61,560
Gibraltar Industries, Inc.	8,840	105,549

	Number of Shares	Value
Interline Brands, Inc.(a)	1,490	$15,839
Lennox International, Inc.	1,320	42,623
Louisiana-Pacific Corp.	12,250	19,110
LSI Industries, Inc.	1,970	13,534
NCI Building Systems, Inc.(a)	7,180	117,034
Quanex Building Products Corp.	10,568	99,022
Trex Co., Inc.(a)	4,600	75,716
Universal Forest Products, Inc.	4,670	125,670
		1,059,680
Chemicals — 2.4%
American Vanguard Corp.	930	10,881
Arch Chemicals, Inc.	40	1,043
Ashland, Inc.	16,998	178,649
Balchem Corp.	1,490	37,116
Cabot Corp.	1,200	18,360
Celanese Corp. Class A	640	7,955
CF Industries Holdings, Inc.	870	42,769
Chemtura Corp.	60,730	85,022
Cytec Industries, Inc.	2,300	48,806
Eastman Chemical Co.	650	20,612
Ferro Corp.	11,290	79,594
H.B. Fuller Co.	10,820	174,310
ICO, Inc.(a)	3,340	10,554
Innophos Holdings, Inc.	5,200	103,012
Innospec, Inc.	5,000	29,450
Landec Corp.(a)	3,020	19,872
Minerals Technologies, Inc.	2,630	107,567
NewMarket Corp.	2,560	89,370
Nova Chemicals Corp.	14,400	68,688
Olin Corp.	10,380	187,670
OM Group, Inc.(a)	5,086	107,365
Penford Corp.	160	1,619
PolyOne Corp.(a)	21,748	68,506
Quaker Chemical Corp.	2,110	34,710
Rockwood Holdings, Inc.(a)	5,070	54,756
Schulman (A.), Inc.	5,730	97,410
ShengdaTech, Inc.(a)	850	2,992
Spartech Corp.	5,880	36,809
Stepan Co.	1,480	69,545
Symyx Technologies(a)	750	4,455
Terra Industries, Inc.	4,770	79,516
Valhi, Inc.	160	1,712
The Valspar Corp.	5,380	97,324
W.R. Grace & Co.(a)	1,250	7,463
Zep, Inc.	5,604	108,213
Zoltek Cos., Inc.(a)	3,340	30,027
		2,123,722
Coal — 0.4%
Alpha Natural Resources, Inc.(a)	970	15,704

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Foundation Coal Holdings, Inc.	13,800	$193,476
International Coal Group, Inc.(a)	3,800	8,740
Massey Energy Co.	4,860	67,020
Walter Industries, Inc.	1,700	29,767
Westmoreland Coal Co.(a)	410	4,551
		319,258
Commercial Services — 6.7%
Administaff, Inc.	8,069	174,936
Advance America Cash Advance Centers, Inc.	430	813
The Advisory Board Co.(a)	290	6,467
Albany Molecular Research, Inc.(a)	5,510	53,667
AMN Healthcare Services, Inc.(a)	5,200	43,992
Arbitron, Inc.	1,180	15,670
Avis Budget Group, Inc.(a)	26,960	18,872
Bowne & Co., Inc.	5,750	33,810
Career Education Corp.(a)	6,160	110,510
CBIZ, Inc.(a)	12,920	111,758
CDI Corp.	7,100	91,874
Cenveo, Inc.(a)	5,960	26,522
Chemed Corp.	3,740	148,740
Coinstar, Inc.(a)	430	8,389
Consolidated Graphics, Inc.(a)	4,260	96,446
Convergys Corp.(a)	33,153	212,511
Cornell Cos., Inc.(a)	3,700	68,783
The Corporate Executive Board Co.	3,390	74,783
Corvel Corp.(a)	840	18,463
CoStar Group, Inc.(a)	2,430	80,044
CRA International, Inc.(a)	3,170	85,368
Cross Country Healthcare, Inc.(a)	3,660	32,171
Deluxe Corp.	17,940	268,382
Dollar Financial Corp.(a)	400	4,120
Donnelley (R.R.) & Sons Co.	4,850	65,863
DynCorp International, Inc.(a)	6,900	104,673
Electro Rent Corp.	80	893
Equifax, Inc.	1,060	28,111
Euronet Worldwide, Inc.(a)	1,650	19,157
Exlservice Holdings, Inc.(a)	1,900	16,283
Exponent, Inc.(a)	4,690	141,075
First Advantage Corp. Class A(a)	1,900	26,885
Forrester Research, Inc.(a)	2,720	76,731
Gartner, Inc.(a)	3,682	65,650
Global Cash Access Holdings, Inc.(a)	8,030	17,827

	Number of Shares	Value
H&E Equipment Services, Inc.(a)	3,820	$29,452
The Hackett Group, Inc.(a)	450	1,314
Healthspring, Inc.(a)	10,440	208,487
Heartland Payment Systems, Inc.	1,970	34,475
Heidrick & Struggles International, Inc.	3,920	84,437
Hertz Global Holdings, Inc.(a)	10,190	51,663
Hewitt Associates, Inc. Class A(a)	1,410	40,016
Hill International, Inc.(a)	5,840	41,114
Hudson Highland Group, Inc.(a)	3,310	11,089
ICF International, Inc.(a)	2,510	61,671
Integrated Electrical Services, Inc.(a)	2,230	19,535
Kelly Services, Inc. Class A	5,570	72,466
Kendle International, Inc.(a)	520	13,374
Kenexa Corp.(a)	3,020	24,100
Kforce, Inc.(a)	3,260	25,037
Korn/Ferry International(a)	14,799	169,005
Landauer, Inc.	1,890	138,537
Learning Tree International, Inc.(a)	10	85
Manpower, Inc.	1,592	54,112
Maximus, Inc.	830	29,141
McGrath Rentcorp	1,830	39,089
Monro Muffler Brake, Inc.	740	18,870
Monster Worldwide, Inc.(a)	17,890	216,290
MPS Group, Inc.(a)	29,536	222,406
Net 1 UEPS Technologies, Inc.(a)	11,180	153,166
On Assignment, Inc.(a)	5,100	28,917
PAREXEL International Corp.(a)	7,508	72,903
PHH Corp.(a)	13,104	166,814
Pre-Paid Legal Services, Inc.(a)	1,050	39,154
PRG-Schultz International, Inc.(a)	160	653
The Providence Service Corp.(a)	460	667
Rent-A-Center, Inc.(a)	14,880	262,632
Resources Connection, Inc.(a)	11,550	189,189
RSC Holdings, Inc.(a)	1,710	14,569
Service Corp. International	5,590	27,782
Spherion Corp.(a)	7,089	15,667
Standard Parking Corp.(a)	880	17,019
Steiner Leisure Ltd.(a)	3,511	103,645
Stewart Enterprises, Inc. Class A	14,650	44,096

	Number of Shares	Value
Team, Inc.(a)	2,680	$74,236
TeleTech Holdings, Inc.(a)	12,120	101,202
Ticketmaster(a)	2,978	19,119
TNS, Inc.(a)	80	751
Total System Services, Inc.	1,580	22,120
Tree.com, Inc.(a)	141	367
TrueBlue, Inc.(a)	15,290	146,325
United Rentals, Inc.(a)	21,651	197,457
Universal Technical Institute, Inc.(a)	2,720	46,702
Valassis Communications, Inc.(a)	1,090	1,439
Viad Corp.	6,205	153,512
VistaPrint Ltd.(a)	1,860	34,615
Wright Express Corp.(a)	1,370	17,262
		5,907,984
Computers — 2.5%
3D Systems Corp.(a)	70	556
3PAR, Inc.(a)	3,970	30,450
Agilysys, Inc.	570	2,445
Brocade Communications Systems, Inc.(a)	52,680	147,504
Cadence Design Systems, Inc.(a)	39,010	142,777
Ciber, Inc.(a)	20,386	98,057
Compellent Technologies, Inc.(a)	490	4,768
Computer Sciences Corp.(a)	1,370	48,142
COMSYS IT Partners, Inc.(a)	1,010	2,262
DST Systems, Inc.(a)	480	18,230
Electronics for Imaging, Inc.(a)	10,560	100,954
Furmanite Corp.(a)	1,110	5,983
Hutchinson Technology, Inc.(a)	1,800	6,264
iGate Corp.(a)	4,670	30,402
Imation Corp.	6,580	89,291
Integral Systems, Inc.(a)	5,160	62,178
Jack Henry & Associates, Inc.	1,190	23,098
Lexmark International, Inc. Class A(a)	1,790	48,151
Manhattan Associates, Inc.(a)	6,770	107,034
Mastech Holdings, Inc.(a)	60	143
Mentor Graphics Corp.(a)	12,800	66,176
MICROS Systems, Inc.(a)	2,480	40,474
MTS Systems Corp.	2,832	75,444
NCI, Inc. Class A(a)	1,100	33,143
NCR Corp.(a)	2,850	40,299
Ness Technologies, Inc.(a)	2,780	11,898
NetApp, Inc.(a)	720	10,058
Netezza Corp.(a)	7,000	46,480
Netscout Systems, Inc.(a)	3,990	34,394
Palm, Inc.(a)	8,200	25,174

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Perot Systems Corp. Class A(a)	13,260	$181,264
Rackable Systems, Inc.(a)	1,380	5,437
Radiant Systems, Inc.(a)	4,800	16,176
RadiSys Corp.(a)	100	553
Seagate Technology	13,010	57,634
Silicon Storage Technology, Inc.(a)	8,650	19,808
STEC, Inc.(a)	12,950	55,167
Stratasys, Inc.(a)	630	6,773
Sun Microsystems, Inc.(a)	8,950	34,189
SYKES Enterprises, Inc.(a)	3,283	62,771
Synaptics, Inc.(a)	11,480	190,109
Synopsys, Inc.(a)	1,300	24,076
Syntel, Inc.	820	18,958
Teradata Corp.(a)	1,400	20,762
Unisys Corp.(a)	36,550	31,067
Western Digital Corp.(a)	9,850	112,782
Xyratex Ltd.(a)	1,600	4,720
		2,194,475
Cosmetics & Personal Care — 0.1%
Bare Escentuals, Inc.(a)	5,040	26,359
Elizabeth Arden, Inc.(a)	3,620	45,649
Inter Parfums, Inc.	3,915	30,067
Revlon, Inc. Class A(a)	270	1,801
		103,876
Distribution & Wholesale — 1.0%
Beacon Roofing Supply, Inc.(a)	5,370	74,535
BlueLinx Holdings, Inc.(a)	380	718
Brightpoint, Inc.(a)	8,490	36,931
Chindex International, Inc.(a)	605	4,810
Core-Mark Holding Co., Inc.(a)	720	15,494
Houston Wire & Cable Co.	5,380	50,088
Ingram Micro, Inc. Class A(a)	3,420	45,794
Owens & Minor, Inc.	160	6,024
Pool Corp.	1,230	22,103
ScanSource, Inc.(a)	3,840	73,997
Tech Data Corp.(a)	8,120	144,861
United Stationers, Inc.(a)	3,659	122,540
Watsco, Inc.	450	17,280
WESCO International, Inc.(a)	12,960	249,221
		864,396
Diversified Financial — 2.2%
Advanta Corp. Class B	5,281	11,037
Affiliated Managers Group, Inc.(a)	700	29,344

	Number of Shares	Value
AmeriCredit Corp.(a)	18,980	$145,007
Ameriprise Financial, Inc.	1,800	42,048
Asset Acceptance Capital Corp.(a)	3,180	16,250
BGC Partners, Inc. Class A	990	2,732
CIT Group, Inc.	20,840	94,614
Cohen & Steers, Inc.	960	10,550
Discover Financial Services	5,880	56,036
Doral Financial Corp.(a)	120	900
E*Trade Financial Corp.(a)	66,720	76,728
Encore Capital Group, Inc.(a)	650	4,680
Financial Federal Corp.	5,410	125,891
The First Marblehead Corp.(a)	4,900	6,321
GAMCO Investors, Inc. Class A	1,160	31,691
GFI Group, Inc.	1,300	4,602
Interactive Brokers Group, Inc.(a)	5,610	100,363
Investment Technology Group, Inc.(a)	1,920	43,622
Janus Capital Group, Inc.	7,900	63,437
KBW, Inc.(a)	1,470	33,810
Knight Capital Group, Inc. Class A(a)	5,960	96,254
LaBranche & Co., Inc.(a)	18,070	86,555
Legg Mason, Inc.	1,220	26,730
MarketAxess Holdings, Inc.(a)	2,410	19,666
National Financial Partners Corp.	2,470	7,509
Nelnet, Inc. Class A	2,770	39,694
NewStar Financial, Inc.(a)	430	1,716
NYSE Euronext	1,490	40,796
Ocwen Financial Corp.(a)	8,010	73,532
Penson Worldwide, Inc.(a)	3,330	25,375
Piper Jaffray Cos.(a)	3,050	121,268
Sanders Morris Harris Group, Inc.	690	4,133
Stifel Financial Corp.(a)	3,420	156,807
Student Loan Corp.	170	6,970
SWS Group, Inc.	8,189	155,182
TD Ameritrade Holding Corp.(a)	30	428
Thomas Weisel Partners Group, Inc.(a)	570	2,690
TradeStation Group, Inc.(a)	2,090	13,481
US Global Investors, Inc. Class A	180	880
Waddell & Reed Financial, Inc. Class A	2,920	45,143
World Acceptance Corp.(a)	4,350	85,956
		1,910,428

	Number of Shares	Value
Electric — 0.3%
Avista Corp.	6,230	$120,737
CH Energy Group, Inc.	1,450	74,516
Mirant Corp.(a)	1,510	28,494
Pike Electric Corp.(a)	4,960	61,008
		284,755
Electrical Components & Equipment — 1.3%
Advanced Battery Technologies, Inc.(a)	770	2,048
Advanced Energy Industries, Inc.(a)	10,056	100,057
Belden, Inc.	12,283	256,469
C&D Technologies, Inc.(a)	2,040	6,385
Encore Wire Corp.	6,410	121,533
EnerSys(a)	1,800	19,800
Fushi Copperweld, Inc.(a)	240	1,265
Graftech International Ltd.(a)	33,290	276,973
Graham Corp.	1,730	18,719
Hubbell, Inc. Class B	570	18,628
Insteel Industries, Inc.	7,910	89,304
Littelfuse, Inc.(a)	4,615	76,609
Molex, Inc.	2,880	41,731
Powell Industries, Inc.(a)	2,730	79,225
Universal Display Corp.(a)	400	3,780
Valence Technology, Inc.(a)	6,900	12,558
Vicor Corp.	2,303	15,223
		1,140,307
Electronics — 2.8%
Agilent Technologies, Inc.(a)	3,140	49,078
American Science & Engineering, Inc.	240	17,750
Amphenol Corp. Class A	2,250	53,955
Analogic Corp.	4,380	119,486
Arrow Electronics, Inc.(a)	7,090	133,576
Avnet, Inc.(a)	1,540	28,043
Axsys Technologies, Inc.(a)	470	25,784
Badger Meter, Inc.	3,820	110,856
Bel Fuse, Inc. Class A	800	14,432
Benchmark Electronics, Inc.(a)	20,000	255,400
Brady Corp. Class A	1,900	45,505
Cogent, Inc.(a)	3,610	48,988
Coherent, Inc.(a)	3,880	83,265
CTS Corp.	10,262	56,544
Cymer, Inc.(a)	5,150	112,836
Daktronics, Inc.	2,570	24,055
Dionex Corp.(a)	100	4,485
Electro Scientific Industries, Inc.(a)	3,980	27,024
FEI Co.(a)	2,230	42,058
II-VI, Inc.(a)	750	14,318

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Itron, Inc.(a)	370	$23,584
Jabil Circuit, Inc.	2,760	18,630
L-1 Identity Solutions, Inc.(a)	400	2,696
Measurement Specialties, Inc.(a)	30	209
Methode Electronics, Inc.	10,980	74,005
Multi-Fineline Electronix, Inc.(a)	6,240	72,946
Nam Tai Electronics, Inc.	2,310	12,705
National Instruments Corp.	780	19,001
Newport Corp.(a)	4,140	28,069
OSI Systems, Inc.(a)	2,650	36,703
Park Electrochemical Corp.	3,490	66,170
Plexus Corp.(a)	9,180	155,601
Rofin-Sinar Technologies, Inc.(a)	8,094	166,575
Rogers Corp.(a)	2,700	74,979
Sanmina-SCI Corp.(a)	53,460	25,126
Stoneridge, Inc.(a)	5,380	24,533
Taser International, Inc.(a)	3,110	16,421
Technitrol, Inc.	8,080	28,118
Trimble Navigation Ltd.(a)	2,270	49,055
TTM Technologies, Inc.(a)	13,380	69,710
Varian, Inc.(a)	1,570	52,611
Vishay Intertechnology, Inc.(a)	46,470	158,927
Watts Water Technologies, Inc. Class A	220	5,493
Woodward Governor Co.	1,804	41,528
Zygo Corp.(a)	180	1,244
		2,492,077
Energy – Alternate Sources — 0.1%
Canadian Hydro Developers, Inc.(a)	6,400	15,449
FuelCell Energy, Inc.(a)	1,040	4,035
Headwaters, Inc.(a)	13,890	93,757
Plug Power, Inc.(a)	480	490
		113,731
Engineering & Construction — 1.6%
Chicago Bridge & Iron Co. NV	11,850	119,092
Dycom Industries, Inc.(a)	15,310	125,848
Emcor Group, Inc.(a)	16,614	372,652
ENGlobal Corp.(a)	4,640	15,080
Fluor Corp.	1,000	44,870
Granite Construction, Inc.	3,370	148,044
Insituform Technologies, Inc. Class A(a)	5,500	108,295
KBR, Inc.	180	2,736
Layne Christensen Co.(a)	570	13,686

	Number of Shares	Value
McDermott International, Inc.(a)	900	$8,892
Michael Baker Corp.(a)	2,190	80,833
Orion Marine Group, Inc.(a)	180	1,739
Perini Corp.(a)	11,520	269,338
The Shaw Group, Inc.(a)	2,370	48,514
		1,359,619
Entertainment — 0.6%
Ascent Media Corp. Series A(a)	270	5,897
Bally Technologies, Inc.(a)	2,200	52,866
Churchill Downs, Inc.	590	23,848
Dover Downs Gaming & Entertainment, Inc.	250	795
International Speedway Corp. Class A	3,130	89,925
Isle of Capri Casinos, Inc.(a)	2,010	6,432
National CineMedia, Inc.	5,180	52,525
Pinnacle Entertainment, Inc.(a)	5,340	41,011
Shuffle Master, Inc.(a)	2,870	14,235
Speedway Motorsports, Inc.	3,760	60,573
Steinway Musical Instruments, Inc.(a)	1,470	25,740
Vail Resorts, Inc.(a)	2,820	75,012
Warner Music Group Corp.	11,150	33,673
		482,532
Environmental Controls — 0.4%
American Ecology Corp.	4,380	88,607
Calgon Carbon Corp.(a)	4,120	63,283
Casella Waste Systems, Inc. Class A(a)	1,170	4,774
Clean Harbors, Inc.(a)	530	33,623
Darling International, Inc.(a)	24,040	131,979
EnergySolutions, Inc.	5,820	32,883
Met-Pro Corp.	300	3,996
Metalico, Inc.(a)	4,240	6,572
Rentech, Inc.(a)	1,320	898
Waste Services, Inc.(a)	1,960	12,897
		379,512
Foods — 0.6%
Arden Group, Inc. Class A	150	18,900
B&G Foods, Inc. Class A	610	3,294
Chiquita Brands International, Inc.(a)	6,860	101,391
Del Monte Foods Co.	4,640	33,130
Diamond Foods, Inc.	3,310	66,696
Ingles Markets, Inc. Class A	1,156	20,334
J&J Snack Foods Corp.	230	8,252
M&F Worldwide Corp.(a)	520	8,034

	Number of Shares	Value
Nash Finch Co.	2,820	$126,590
Ralcorp Holdings, Inc.(a)	710	41,464
Spartan Stores, Inc.	2,720	63,240
SuperValu, Inc.	1,700	24,820
Winn-Dixie Stores, Inc.(a)	160	2,576
		518,721
Forest Products & Paper — 0.8%
Buckeye Technologies, Inc.(a)	6,910	25,153
Clearwater Paper Corp.(a)	562	4,715
Deltic Timber Corp.	490	22,418
Domtar Corp.(a)	30,140	50,334
Glatfelter	7,560	70,308
International Paper Co.	3,900	46,020
MeadWestvaco Corp.	1,120	12,533
Mercer International, Inc.(a)	1,320	2,534
Neenah Paper, Inc.	1,450	12,818
Potlatch Corp.	1,970	51,240
Rock-Tenn Co. Class A	3,196	109,239
Schweitzer-Mauduit International, Inc.	1,910	38,238
Smurfit-Stone Container Corp.(a)	34,110	8,698
Temple-Inland, Inc.	33,390	160,272
Verso Paper Corp.	440	453
Wausau Paper Corp.	10,800	123,552
Xerium Technologies, Inc.(a)	4,840	3,194
		741,719
Gas — 0.1%
The Laclede Group, Inc.	740	34,662
Northwest Natural Gas Co.	160	7,077
WGL Holdings, Inc.	2,290	74,860
		116,599
Hand & Machine Tools — 0.5%
Baldor Electric Co.	11,940	213,129
K-Tron International, Inc.(a)	110	8,789
Kennametal, Inc.	7,020	155,774
Lincoln Electric Holdings, Inc.	610	31,067
Regal-Beloit Corp.	220	8,358
Thermadyne Holdings Corp.(a)	700	4,809
		421,926
Health Care – Products — 1.5%
Abaxis, Inc.(a)	1,100	17,633
Advanced Medical Optics, Inc.(a)	4,800	31,728
American Medical Systems Holdings, Inc.(a)	1,100	9,889
AngioDynamics, Inc.(a)	1,740	23,821
Bruker Corp.(a)	900	3,636

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cardiac Science Corp.(a)	190	$1,425
Cepheid, Inc.(a)	1,140	11,833
CONMED Corp.(a)	3,380	80,917
Cyberonics, Inc.(a)	6,050	100,248
Datascope Corp.	1,460	76,270
Exactech, Inc.(a)	1,580	26,607
Hanger Orthopedic Group, Inc.(a)	6,620	96,056
Invacare Corp.	730	11,330
Inverness Medical Innovations, Inc.(a)	950	17,965
IRIS International, Inc.(a)	1,230	17,146
Kensey Nash Corp.(a)	3,810	73,952
Luminex Corp.(a)	3,630	77,537
Merit Medical Systems, Inc.(a)	5,530	99,153
Natus Medical, Inc.(a)	3,850	49,858
Orthofix International NV(a)	1,110	17,016
Palomar Medical Technologies, Inc.(a)	1,630	18,794
Quidel Corp.(a)	6,020	78,681
Somanetics Corp.(a)	3,420	56,464
SonoSite, Inc.(a)	2,060	39,305
Spectranetics Corp.(a)	190	496
Stereotaxis, Inc.(a)	720	3,168
Steris Corp.	2,870	68,564
Symmetry Medical, Inc.(a)	1,980	15,781
Synovis Life Technologies, Inc.(a)	2,190	41,041
Vnus Medical Technologies, Inc.(a)	2,210	35,846
Volcano Corp.(a)	840	12,600
Zoll Medical Corp.(a)	4,520	85,383
		1,300,143
Health Care – Services — 2.1%
Air Methods Corp.(a)	290	4,637
Alliance Imaging, Inc.(a)	6,120	48,776
Almost Family, Inc.(a)	600	26,988
AMERIGROUP Corp.(a)	10,170	300,218
Assisted Living Concepts, Inc. Class A(a)	1,620	6,723
Brookdale Senior Living, Inc.	6,450	35,991
Centene Corp.(a)	12,570	247,755
Cigna Corp.	2,640	44,484
Community Health Systems, Inc.(a)	1,140	16,621
Coventry Health Care, Inc.(a)	1,150	17,112
The Ensign Group, Inc.	320	5,357
Gentiva Health Services, Inc.(a)	1,330	38,916
Health Management Associates, Inc. Class A(a)	4,700	8,413
Health Net, Inc.(a)	6,420	69,914

	Number of Shares	Value
Healthsouth Corp.(a)	500	$5,480
Healthways, Inc.(a)	3,480	39,950
Kindred Healthcare, Inc.(a)	8,370	108,977
Life Sciences Research, Inc.(a)	910	8,554
LifePoint Hospitals, Inc.(a)	11,120	253,981
Lincare Holdings, Inc.(a)	4,500	121,185
Medcath Corp.(a)	1,490	15,556
Molina Healthcare, Inc.(a)	5,338	94,002
Odyssey Healthcare, Inc.(a)	2,670	24,697
Pediatrix Medical Group, Inc.(a)	1,440	45,648
RehabCare Group, Inc.(a)	5,540	83,986
Res-Care, Inc.(a)	3,300	49,566
Skilled Healthcare Group, Inc. Class A(a)	1,040	8,778
Sun Healthcare Group, Inc.(a)	1,110	9,824
WellCare Health Plans, Inc.(a)	7,008	90,123
		1,832,212
Home Builders — 0.9%
Amrep Corp.(a)	240	7,507
Beazer Homes USA, Inc.(a)	9,050	14,299
Brookfield Homes Corp.	460	1,987
Cavco Industries, Inc.(a)	570	15,327
Centex Corp.	6,220	66,181
Champion Enterprises, Inc.(a)	16,250	9,100
Hovnanian Enterprises, Inc. Class A(a)	23,840	41,005
KB Home	4,520	61,562
Lennar Corp. Class A	17,920	155,367
M.D.C. Holdings, Inc.	530	16,059
M/I Homes, Inc.	4,120	43,425
Meritage Home Corp.(a)	6,550	79,714
Palm Harbor Homes, Inc.(a)	910	4,532
The Ryland Group, Inc.	7,220	127,577
Standard Pacific Corp.(a)	4,050	7,209
Thor Industries, Inc.	9,550	125,869
Winnebago Industries, Inc.	4,570	27,557
		804,277
Home Furnishing — 0.5%
American Woodmark Corp.	1,600	29,168
DTS, Inc.(a)	4,340	79,639
Ethan Allen Interiors, Inc.	3,900	56,043
Furniture Brands International, Inc.	11,230	24,818
Harman International Industries, Inc.	6,900	115,437
Hooker Furniture Corp.	2,200	16,852

	Number of Shares	Value
Kimball International, Inc. Class B	3,203	$27,578
La-Z-Boy, Inc.	14,290	31,009
Sealy Corp.	8,750	21,963
Tempur-Pedic International, Inc.	10,920	77,423
Universal Electronics, Inc.(a)	50	811
		480,741
Household Products — 0.8%
ACCO Brands Corp.(a)	4,710	16,249
American Greetings Corp. Class A	14,602	110,537
Blyth, Inc.	9,753	76,463
Central Garden & Pet Co. Class A(a)	5,870	34,633
CSS Industries, Inc.	1,770	31,400
Ennis, Inc.	2,751	33,315
Helen of Troy Ltd.(a)	6,380	110,757
Jarden Corp.(a)	1,500	17,250
Prestige Brands Holdings, Inc.(a)	10,180	107,399
The Standard Register Co.	6,430	57,420
WD-40 Co.	2,410	68,179
		663,602
Housewares — 0.4%
National Presto Industries, Inc.	1,160	89,320
The Toro Co.	8,100	267,300
		356,620
Insurance — 5.2%
Allied World Assurance Holdings Ltd.	3,520	142,912
American Equity Investment Life Holding Co.	9,380	65,660
American Financial Group, Inc.	1,670	38,210
American Physicians Capital, Inc.	3,022	145,358
Amerisafe, Inc.(a)	6,120	125,644
Amtrust Financial Services, Inc.	8,200	95,120
Aspen Insurance Holdings Ltd.	10,710	259,717
Assured Guaranty Ltd.	920	10,488
Axis Capital Holdings Ltd.	920	26,790
Citizens, Inc.(a)	760	7,372
CNA Financial Corp.	3,050	50,142
CNA Surety Corp.(a)	4,481	86,035
Conseco, Inc.(a)	32,310	167,366
Delphi Financial Group, Inc. Class A	7,118	131,256

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Donegal Group, Inc. Class A	87	$1,459
eHealth, Inc.(a)	340	4,515
EMC Insurance Group, Inc.	200	5,130
Employers Holdings, Inc.	6,930	114,345
Endurance Specialty Holdings Ltd.	1,520	46,406
FBL Financial Group, Inc. Class A	4,050	62,573
First Mercury Financial Corp.(a)	460	6,560
FPIC Insurance Group, Inc.(a)	2,412	105,597
Genworth Financial, Inc. Class A	12,400	35,092
Hallmark Financial Services, Inc.(a)	800	7,016
Harleysville Group, Inc.	2,810	97,591
Horace Mann Educators Corp.	6,750	62,033
Infinity Property & Casualty Corp.	2,396	111,965
IPC Holdings Ltd.	7,910	236,509
Life Partners Holdings, Inc.	250	10,910
Lincoln National Corp.	1,410	26,564
Maiden Holdings Ltd.	310	970
Max Capital Group Ltd.	14,970	264,969
Meadowbrook Insurance Group, Inc.	5,820	37,481
MGIC Investment Corp.	32,930	114,596
National Interstate Corp.	1,230	21,980
National Western Life Insurance Co. Class A	70	11,842
Nationwide Financial Services, Inc. Class A	2,060	107,553
Navigators Group, Inc.(a)	1,800	98,838
NYMAGIC, Inc.	60	1,143
Old Republic International Corp.	610	7,271
OneBeacon Insurance Group Ltd.	2,790	29,128
The Phoenix Companies, Inc.	12,594	41,182
Platinum Underwriters Holdings Ltd.	6,530	235,602
PMA Capital Corp. Class A(a)	1,490	10,549
The PMI Group, Inc.	22,420	43,719
Presidential Life Corp.	840	8,308
ProAssurance Corp.(a)	3,730	196,869
Protective Life Corp.	10,070	144,505
Radian Group, Inc.	22,730	83,646
RLI Corp.	2,031	124,216
Safety Insurance Group, Inc.	2,260	86,016

	Number of Shares	Value
SeaBright Insurance Holdings, Inc.(a)	3,000	$35,220
Selective Insurance Group	6,264	143,634
StanCorp Financial Group, Inc.	950	39,682
State Auto Financial Corp.	400	12,024
Stewart Information Services Corp.	1,080	25,369
Transatlantic Holdings, Inc.	450	18,027
United America Indemnity Ltd. Class A(a)	4,560	58,414
United Fire & Casualty Co.	990	30,759
Unitrin, Inc.	6,570	104,726
Universal American Corp.(a)	3,920	34,574
Unum Group	2,530	47,058
Zenith National Insurance Corp.	630	19,889
		4,526,094
Internet — 3.4%
1-800-Flowers.com, Inc. Class A(a)	9,480	36,214
Akamai Technologies, Inc.(a)	1,000	15,090
Art Technology Group, Inc.(a)	8,000	15,440
Asiainfo Holdings, Inc.(a)	8,410	99,574
Avocent Corp.(a)	14,170	253,785
Bidz.com, Inc.(a)	450	2,070
Blue Nile, Inc.(a)	1,540	37,715
Cogent Communications Group, Inc.(a)	5,690	37,156
Digital River, Inc.(a)	9,210	228,408
EarthLink, Inc.(a)	18,660	126,142
eResearch Technology, Inc.(a)	9,520	63,118
Expedia, Inc.(a)	6,290	51,830
F5 Networks, Inc.(a)	1,280	29,261
Global Sources Ltd.(a)	6,782	36,962
i2 Technologies, Inc.(a)	860	5,495
Imergent, Inc.	1,330	5,520
Interwoven, Inc.(a)	3,747	47,212
j2 Global Communications, Inc.(a)	12,280	246,091
The Knot, Inc.(a)	1,850	15,392
Liberty Media Holding Corp. Interactive Class A(a)	10,320	32,198
Limelight Networks, Inc.(a)	160	392
LoopNet, Inc.(a)	5,090	34,714
ModusLink Global Solutions, Inc.(a)	4,760	13,756
Move, Inc.(a)	1,700	2,720
Navisite, Inc.(a)	1,240	496
Netflix, Inc.(a)	8,380	250,478

	Number of Shares	Value
NIC, Inc.	5,680	$26,128
NutriSystem, Inc.	7,370	107,528
Online Resources Corp.(a)	120	569
Orbitz Worldwide, Inc.(a)	4,780	18,546
Overstock.com, Inc.(a)	3,820	41,180
Perficient, Inc.(a)	910	4,350
Priceline.com, Inc.(a)	390	28,724
RealNetworks, Inc.(a)	6,340	22,380
S1 Corp.(a)	16,460	129,869
Sapient Corp.(a)	26,110	115,928
Shutterfly, Inc.(a)	1,380	9,646
Sohu.com, Inc.(a)	720	34,085
SonicWALL, Inc.(a)	9,734	38,741
Stamps.com, Inc.(a)	5,150	50,624
TheStreet.com, Inc.	1,792	5,197
thinkorswim Group, Inc.(a)	3,320	18,658
TIBCO Software, Inc.(a)	50,770	263,496
United Online, Inc.	15,367	93,278
Valueclick, Inc.(a)	21,460	146,786
VeriSign, Inc.(a)	1,430	27,284
Vignette Corp.(a)	7,855	73,916
Vocus, Inc.(a)	2,430	44,250
Zix Corp.(a)	1,330	1,583
		2,989,975
Investment Companies — 0.0%
Capital Southwest Corp.	30	3,245
NGP Capital Resources Co.	660	5,524
		8,769
Iron & Steel — 1.0%
AK Steel Holding Corp.	16,660	155,271
Allegheny Technologies, Inc.	1,220	31,147
Carpenter Technology Corp.	11,210	230,253
General Steel Holdings, Inc.(a)	1,900	7,486
Olympic Steel, Inc.	3,800	77,406
Reliance Steel & Aluminum Co.	4,540	90,528
Schnitzer Steel Industries, Inc. Class A	6,908	260,086
Shiloh Industries, Inc.	230	690
Sutor Technology Group Ltd.(a)	150	346
United States Steel Corp.	830	30,876
Universal Stainless & Alloy(a)	540	7,825
		891,914
Leisure Time — 0.8%
Brunswick Corp.	33,280	140,109
Callaway Golf Co.	23,860	221,659
Interval Leisure Group, Inc.(a)	2,058	11,093
Life Time Fitness, Inc.(a)	2,510	32,505

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Polaris Industries, Inc.	3,810	$109,156
Town Sports International Holdings, Inc.(a)	1,090	3,477
WMS Industries, Inc.(a)	7,140	192,066
		710,065
Lodging — 0.3%
Ameristar Casinos, Inc.	2,970	25,661
Boyd Gaming Corp.	16,650	78,755
Marcus Corp.	2,780	45,119
Morgans Hotel Group Co.(a)	490	2,283
Orient-Express Hotels Ltd.	3,700	28,342
Riviera Holdings Corp.(a)	60	180
Wyndham Worldwide Corp.	10,540	69,037
		249,377
Machinery – Construction & Mining — 0.1%
Astec Industries, Inc.(a)	214	6,704
Bucyrus International, Inc. Class A	2,640	48,893
Joy Global, Inc.	920	21,059
Terex Corp.(a)	2,990	51,787
		128,443
Machinery – Diversified — 2.1%
AGCO Corp.(a)	300	7,077
Albany International Corp. Class A	310	3,980
Altra Holdings, Inc.(a)	4,720	37,335
Applied Industrial Technologies, Inc.	9,548	180,648
Briggs & Stratton Corp.	4,790	84,256
Cascade Corp.	700	20,902
Chart Industries, Inc.(a)	9,120	96,946
Cognex Corp.	5,460	80,808
Columbus McKinnon Corp.(a)	6,290	85,858
Cummins, Inc.	2,470	66,023
DXP Enterprises, Inc.(a)	920	13,441
Flowserve Corp.	170	8,755
Gardner Denver, Inc.(a)	12,150	283,581
Gerber Scientific, Inc.(a)	1,090	5,570
Gorman-Rupp Co.	4,250	132,260
Graco, Inc.	4,180	99,191
Hurco Cos., Inc.(a)	580	6,960
IDEX Corp.	1,030	24,874
Intermec, Inc.(a)	1,900	25,232
Kadant, Inc.(a)	4,490	60,525
The Manitowoc Co., Inc.	14,360	124,358
NACCO Industries, Inc. Class A	480	17,957
Nordson Corp.	380	12,270
Robbins & Myers, Inc.	6,716	108,598
Rockwell Automation, Inc.	1,070	34,497
Sauer-Danfoss, Inc.	2,830	24,763

	Number of Shares	Value
Tecumseh Products Co. Class B(a)	5,970	$57,193
Tennant Co.	1,582	24,363
Twin Disc, Inc.	490	3,376
Zebra Technologies Corp. Class A(a)	6,910	139,997
		1,871,594
Manufacturing — 3.0%
A.O. Smith Corp.	6,200	183,024
Actuant Corp. Class A	9,410	178,978
Acuity Brands, Inc.	7,908	276,068
American Railcar Industries, Inc.	460	4,844
Ameron International Corp.	2,450	154,154
AZZ, Inc.(a)	3,310	83,081
Barnes Group, Inc.	11,230	162,835
Blount International, Inc.(a)	10,360	98,213
The Brink's Co.	1,490	40,051
Ceradyne, Inc.(a)	8,280	168,167
Colfax Corp.(a)	1,640	17,040
Crane Co.	5,500	94,820
Dover Corp.	1,870	61,560
EnPro Industries, Inc.(a)	7,730	166,504
Federal Signal Corp.	12,760	104,760
GenTek, Inc.(a)	340	5,117
Griffon Corp.(a)	7,553	70,469
Harsco Corp.	1,710	47,333
Ingersoll-Rand Co. Ltd. Class A	6,260	108,611
John Bean Technologies Corp.	2,298	18,775
Koppers Holdings, Inc.	7,030	151,988
LSB Industries, Inc.(a)	2,670	22,214
Lydall, Inc.(a)	1,730	9,947
McCoy Corp.	4,900	5,358
Myers Industries, Inc.	6,237	49,896
Parker Hannifin Corp.	700	29,778
Polypore International, Inc.(a)	800	6,048
Raven Industries, Inc.	2,890	69,649
Reddy Ice Holdings, Inc.	570	821
Standex International Corp.	1,540	30,554
Tredegar Corp.	6,510	118,352
Trimas Corp.(a)	70	97
Trinity Industries, Inc.	4,660	73,442
		2,612,548
Media — 0.9%
Acacia Research - Acacia Technologies(a)	1,593	4,843
Belo Corp. Class A	19,940	31,106
Cablevision Systems Corp. Class A	1,420	23,913
CBS Corp. Class B	3,240	26,536

	Number of Shares	Value
Central European Media Enterprises Ltd.(a)	650	$14,118
Charter Communications, Inc. Class A(a)	49,470	4,047
Courier Corp.	660	11,814
Cox Radio, Inc. Class A(a)	7,460	44,835
CTC Media, Inc.(a)	610	2,928
Cumulus Media, Inc. Class A(a)	2,152	5,358
DG FastChannel, Inc.(a)	190	2,371
DISH Network Corp. Class A(a)	3,040	33,714
The E.W. Scripps Co. Class A	8,390	18,542
Entercom Communications Corp.	1,090	1,341
Entravision Communications Corp. Class A(a)	16,320	25,459
FactSet Research Systems, Inc.	480	21,235
Fisher Communications, Inc.	130	2,683
Gannett Co., Inc.	1,970	15,760
Hearst-Argyle Television, Inc.	600	3,636
Journal Communications, Inc. Class A	2,550	6,248
Liberty Media Corp. Capital Class A(a)	1,230	5,793
Lin TV Corp. Class A(a)	3,360	3,662
The McClatchy Co. Class A	10,320	8,256
The McGraw-Hill Cos., Inc.	1,750	40,582
Media General, Inc. Class A	2,960	5,180
Mediacom Communications Corp.(a)	8,500	36,550
Meredith Corp.	12,050	206,296
Scholastic Corp.	9,640	130,911
Sinclair Broadcast Group, Inc. Class A	16,416	50,890
		788,607
Metal Fabricate & Hardware — 1.6%
A.M. Castle & Co.	5,000	54,150
Ampco-Pittsburgh Corp.	3,845	83,437
Circor International, Inc.	5,270	144,925
Dynamic Materials Corp.	770	14,869
Haynes International, Inc.(a)	2,800	68,936
L.B. Foster Co. Class A(a)	1,640	51,299
Ladish Co., Inc.(a)	980	13,573
Mueller Industries, Inc.	8,283	207,738
Mueller Water Products, Inc. Class A	13,940	117,096
NN, Inc.	1,340	3,069
Northwest Pipe Co.(a)	2,100	89,481
Precision Castparts Corp.	760	45,205
RBC Bearings, Inc.(a)	600	12,168

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sims Group Ltd. Sponsored ADR (Australia)	9,525	$118,300
Sun Hydraulics Corp.	4,850	91,374
Timken Co.	11,140	218,678
Worthington Industries, Inc.	8,270	91,135
		1,425,433
Mining — 0.5%
Amerigo Resources Ltd.	11,600	3,571
Brush Engineered Materials, Inc.(a)	4,380	55,713
Century Aluminum Co.(a)	14,590	145,900
Farallon Resources Ltd.(a)	17,000	2,066
Hecla Mining Co.(a)	19,360	54,208
Kaiser Aluminum Corp.	1,640	36,933
Redcorp Ventures Ltd.(a)	68,300	2,213
RTI International Metals, Inc.(a)	8,870	126,930
Stillwater Mining Co.(a)	3,830	18,920
		446,454
Office Equipment/Supplies — 0.1%
Xerox Corp.	5,990	47,740
Office Furnishings — 0.8%
Herman Miller, Inc.	14,650	190,890
HNI Corp.	10,620	168,221
Interface, Inc. Class A	19,019	88,248
Knoll, Inc.	9,024	81,396
Steelcase, Inc. Class A	27,377	153,859
		682,614
Oil & Gas — 3.5%
Abraxas Petroleum Corp.(a)	1,530	1,102
Alon USA Energy, Inc.	460	4,209
Arena Resources, Inc.(a)	680	19,101
ATP Oil & Gas Corp.(a)	9,790	57,271
Berry Petroleum Co. Class A	15,450	116,802
Bill Barrett Corp.(a)	6,610	139,669
BPZ Resources, Inc.(a)	2,080	13,312
Brigham Exploration Co.(a)	10,870	34,784
Bronco Drilling Co., Inc.(a)	1,160	7,494
Callon Petroleum Co.(a)	6,190	16,094
Cano Petroleum, Inc.(a)	700	308
Carrizo Oil & Gas, Inc.(a)	1,120	18,032
Cimarex Energy Co.	4,430	118,635
Clayton Williams Energy, Inc.(a)	350	15,904
Contango Oil & Gas Co.(a)	170	9,571
CVR Energy, Inc.(a)	10,000	40,000
Delek US Holdings, Inc.	5,950	31,475
Denbury Resources, Inc.(a)	4,930	53,836
Encore Aquisition Co.(a)	1,420	36,238
Energy Partners Ltd.(a)	7,910	10,678

	Number of Shares	Value
ENSCO International, Inc.	1,980	$56,212
Frontier Oil Corp.	11,740	148,276
Galleon Energy, Inc. Class A(a)	2,000	8,262
Gasco Energy, Inc.(a)	9,680	3,775
Georesources, Inc.(a)	1,160	10,080
Gulfport Energy Corp.(a)	1,250	4,938
Helmerich & Payne, Inc.	440	10,010
Hercules Offshore, Inc.(a)	8,010	38,047
Holly Corp.	3,480	63,440
Houston American Energy Corp.	170	575
Jura Energy Corp.	11,800	908
Mariner Energy, Inc.(a)	18,880	192,576
McMoRan Exploration Co.(a)	4,090	40,082
Meridian Resource Corp.(a)	4,910	2,799
Midnight Oil Exploration Ltd.(a)	2,500	1,519
Nabors Industries Ltd.(a)	4,830	57,815
Noble Corp.	1,630	36,007
Paramount Resources Ltd. Class A(a)	400	2,226
Parker Drilling Co.(a)	29,940	86,826
Patterson-UTI Energy, Inc.	8,490	97,720
PetroQuest Energy, Inc.(a)	10,610	71,724
Pioneer Drilling Co.(a)	8,410	46,844
Pioneer Natural Resources Co.	1,050	16,989
Plains Exploration & Production Co.(a)	2,770	64,375
Precision Drilling Trust	5,827	48,889
Pride International, Inc.(a)	2,230	35,635
Quicksilver Resources, Inc.(a)	8,110	45,173
Rosetta Resources, Inc.(a)	15,550	110,094
St. Mary Land & Exploration Co.	880	17,873
Stone Energy Corp.(a)	13,809	152,175
Sunoco, Inc.	950	41,287
Swift Energy Co.(a)	8,790	147,760
Tesoro Corp.	11,470	151,060
TriStar Oil & Gas Ltd.(a)	1,000	9,243
TUSK Energy Corp.(a)	7,700	5,738
Unit Corp.(a)	4,910	131,195
VAALCO Energy, Inc.(a)	18,150	135,036
Venoco, Inc.(a)	1,080	2,927
Vero Energy, Inc.(a)	1,900	8,373
W&T Offshore, Inc.	11,380	162,962
Warren Resources, Inc.(a)	3,670	7,303
Western Refining, Inc.	8,050	62,468
		3,081,731

	Number of Shares	Value
Oil & Gas Services — 2.0%
Allis-Chalmers Energy, Inc.(a)	7,580	$41,690
Basic Energy Services, Inc.(a)	7,840	102,234
BJ Services Co.	3,450	40,261
Complete Production Services, Inc.(a)	15,950	129,992
Dawson Geophysical Co.(a)	1,650	29,386
Dresser-Rand Group, Inc.(a)	3,520	60,720
Dril-Quip, Inc.(a)	2,110	43,276
Exterran Holdings, Inc.(a)	4,210	89,673
Forbes Energy Services Ltd.(a)	11,800	14,720
Global Industries Ltd.(a)	5,350	18,672
Gulf Island Fabrication, Inc.	5,290	76,229
Helix Energy Solutions Group, Inc.(a)	5,380	38,951
Hornbeck Offshore Services, Inc.(a)	3,150	51,471
ION Geophysical Corp.(a)	7,750	26,583
Key Energy Services, Inc.(a)	27,710	122,201
Matrix Service Co.(a)	2,310	17,718
NATCO Group, Inc. Class A(a)	1,500	22,770
Natural Gas Services Group, Inc.(a)	1,940	19,652
Newpark Resources, Inc.(a)	16,710	61,827
North American Energy Partners, Inc.(a)	2,370	7,916
Oceaneering International, Inc.(a)	1,350	39,339
Oil States International, Inc.(a)	12,930	241,662
SEACOR Holdings, Inc.(a)	3,175	211,614
Smith International, Inc.	400	9,156
Superior Energy Services, Inc.(a)	3,170	50,498
T-3 Energy Services, Inc.(a)	90	850
Technicoil Corp.(a)	16,600	5,110
TETRA Technologies, Inc.(a)	11,040	53,654
Union Drilling, Inc.(a)	3,750	19,463
Weatherford International Ltd.(a)	3,450	37,329
Willbros Group, Inc.(a)	4,450	37,691
		1,722,308
Packaging & Containers — 0.1%
Packaging Corp. of America	220	2,961
Sealed Air Corp.	1,230	18,376
Sonoco Products Co.	1,400	32,424
		53,761
Pharmaceuticals — 2.2%
Adolor Corp.(a)	5,200	8,632

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Align Technology, Inc.(a)	5,220	$45,675
Allos Therapeutics, Inc.(a)	4,830	29,560
Alnylam Pharmaceuticals, Inc.(a)	610	15,085
Array Biopharma, Inc.(a)	760	3,078
Auxilium Pharmaceuticals, Inc.(a)	2,010	57,164
CPEX Pharmaceuticals, Inc.(a)	30	292
Cubist Pharmaceuticals, Inc.(a)	6,670	161,147
CV Therapeutics, Inc.(a)	5,750	52,957
Cypress Bioscience, Inc.(a)	1,400	9,576
Durect Corp.(a)	620	2,102
Emergent Biosolutions, Inc.(a)	4,620	120,628
Forest Laboratories, Inc.(a)	1,690	43,044
HealthExtras, Inc.(a)	3,620	88,147
Herbalife Ltd.	7,520	163,034
Isis Pharmaceuticals, Inc.(a)	700	9,926
K-V Pharmaceutical Co. Class A(a)	1,040	2,995
King Pharmaceuticals, Inc.(a)	5,272	55,989
MannKind Corp.(a)	4,290	14,715
Medicis Pharmaceutical Corp. Class A	15,390	213,921
Medivation, Inc.(a)	2,900	42,253
MiddleBrook Pharmaceuticals, Inc.(a)	2,090	3,135
Nabi Biopharmaceuticals(a)	1,110	3,718
NBTY, Inc.(a)	11,026	172,557
Nektar Therapeutics(a)	5,180	28,801
Neogen Corp.(a)	269	6,720
Noven Pharmaceuticals, Inc.(a)	4,780	52,580
Omega Protein Corp.(a)	4,210	16,882
Optimer Pharmaceuticals, Inc.(a)	300	3,633
OSI Pharmaceuticals, Inc.(a)	300	11,715
Osiris Therapeutics, Inc.(a)	810	15,520
Pain Therapeutics, Inc.(a)	4,290	25,397
Par Pharmaceutical Cos., Inc.(a)	3,080	41,303
PetMed Express, Inc.(a)	4,680	82,508
PharMerica Corp.(a)	6,240	97,781
Pozen, Inc.(a)	2,400	12,096
Progenics Pharmaceuticals, Inc.(a)	3,490	35,982
Questcor Pharmaceuticals, Inc.(a)	700	6,517
Rigel Pharmaceuticals, Inc.(a)	1,510	12,080

	Number of Shares	Value
Salix Pharmaceuticals Ltd.(a)	2,940	$25,960
Savient Pharmaceuticals, Inc.(a)	7,410	42,904
Sirona Dental Systems, Inc.(a)	1,010	10,605
Valeant Pharmaceuticals International(a)	500	11,450
Viropharma, Inc.(a)	780	10,156
VIVUS, Inc.(a)	6,140	32,665
		1,902,585
Pipelines — 0.0%
Crosstex Energy, Inc.	1,470	5,733
Enbridge Energy Management LLC(a)	61	1,491
		7,224
Real Estate — 0.1%
Avatar Holdings, Inc.(a)	350	9,282
CB Richard Ellis Group, Inc. Class A(a)	5,880	25,402
Consolidated-Tomoka Land Co.	60	2,291
Forest City Enterprises, Inc. Class A	3,260	21,842
Forestar Real Estate Group, Inc.(a)	370	3,522
Jones Lang Lasalle, Inc.	1,390	38,503
		100,842
Real Estate Investment Trusts (REITS) — 2.6%
Acadia Realty Trust	340	4,852
Agree Realty Corp.	800	14,504
Alexander's, Inc.	40	10,196
Alexandria Real Estate Equities, Inc.	1,500	90,510
American Campus Communities, Inc.	590	12,083
Arbor Realty Trust, Inc.	410	1,210
Ashford Hospitality Trust	6,660	7,659
Associated Estates Realty Corp.	780	7,121
BioMed Realty Trust, Inc.	6,870	80,516
Brandywine Realty Trust	2,500	19,275
CapLease, Inc.	2,360	4,083
CBL & Associates Properties, Inc.	1,606	10,439
Cedar Shopping Centers, Inc.	1,430	10,124
Colonial Properties Trust	1,340	11,162
Corporate Office Properties Trust	1,840	56,488
DCT Industrial Trust, Inc.	1,520	7,691

	Number of Shares	Value
DiamondRock Hospitality Co.	11,910	$60,384
Digital Realty Trust, Inc.	2,200	72,270
Eastgroup Properties	1,890	67,246
Entertainment Properties Trust	2,930	87,314
Equity Lifestyle Properties, Inc.	720	27,619
Equity One, Inc.	572	10,124
Extra Space Storage, Inc.	3,710	38,287
FelCor Lodging Trust, Inc.	9,880	18,179
First Industrial Realty Trust, Inc.	6,162	46,523
First Potomac Realty Trust	640	5,952
Glimcher Realty Trust	660	1,855
Gramercy Capital Corp.	800	1,024
Healthcare Realty Trust, Inc.	2,270	53,300
Hersha Hospitality Trust	1,420	4,260
Highwoods Properties, Inc.	3,700	101,232
Home Properties, Inc.	2,130	86,478
Inland Real Estate Corp.	5,550	72,039
Investors Real Estate Trust	260	2,785
Kite Realty Group Trust	3,030	16,847
LaSalle Hotel Properties	2,740	30,277
Lexington Realty Trust	4,417	22,085
LTC Properties, Inc.	2,050	41,574
Medical Properties Trust, Inc.	4,200	26,502
Mid-America Apartment Communities, Inc.	2,320	86,211
National Health Investors, Inc.	1,200	32,916
National Retail Properties, Inc.	6,848	117,717
Nationwide Health Properties, Inc.	3,400	97,648
Omega Healthcare Investors, Inc.	6,960	111,151
Parkway Properties, Inc.	1,640	29,520
Pennsylvania Real Estate Investment Trust	3,240	24,138
Post Properties, Inc.	680	11,220
PS Business Parks, Inc.	900	40,194
Ramco-Gershenson Properties Trust	1,030	6,365
Realty Income Corp.	3,380	78,247
Saul Centers, Inc.	500	19,750
Senior Housing Properties Trust	9,067	162,481
SL Green Realty Corp.	1,800	46,620
Sovran Self Storage, Inc.	770	27,720
Strategic Hotels & Resorts, Inc.	4,119	6,920

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sunstone Hotel Investors, Inc.	4,861	$30,090
Tanger Factory Outlet Centers, Inc.	1,346	50,637
Taubman Centers, Inc.	900	22,914
Universal Health Realty Income Trust	70	2,304
Urstadt Biddle Properties, Inc. Class A	170	2,708
Washington Real Estate Investment Trust	2,000	56,600
		2,306,140
Retail — 8.8%
Abercrombie & Fitch Co. Class A	2,200	50,754
Aeropostale, Inc.(a)	14,970	241,017
AFC Enterprises(a)	580	2,720
America's Car-Mart, Inc.(a)	2,690	37,149
American Eagle Outfitters, Inc.	2,010	18,814
AnnTaylor Stores Corp.(a)	23,800	137,326
Asbury Automotive Group, Inc.	8,990	41,084
AutoNation, Inc.(a)	19,590	193,549
Barnes & Noble, Inc.	9,230	138,450
bebe Stores, Inc.	8,860	66,184
Big 5 Sporting Goods Corp.	360	1,876
Big Lots, Inc.(a)	11,818	171,243
BJ's Restaurants, Inc.(a)	1,300	14,001
Blockbuster, Inc. Class A(a)	26,130	32,924
Bob Evans Farms, Inc.	9,989	204,075
Books-A-Million, Inc.	330	842
Borders Group, Inc.(a)	9,640	3,856
Brinker International, Inc.	16,310	171,907
Brown Shoe Co., Inc.	15,527	131,514
The Buckle, Inc.	8,892	194,023
California Pizza Kitchen, Inc.(a)	5,670	60,782
Casey's General Stores, Inc.	1,160	26,413
Cash America International, Inc.	7,040	192,544
Cato Corp. Class A	5,170	78,067
CEC Entertainment, Inc.(a)	7,680	186,240
Charlotte Russe Holding, Inc.(a)	4,050	26,285
Charming Shoppes, Inc.(a)	15,380	37,527
The Cheesecake Factory(a)	5,380	54,338
Chico's FAS, Inc.(a)	7,630	31,893
Children's Place(a)	8,930	193,602
Christopher & Banks Corp.	5,460	30,576
Citi Trends, Inc.(a)	5,540	81,549
CKE Restaurants, Inc.	10,710	92,963
Coach, Inc.(a)	2,290	47,563

	Number of Shares	Value
Coldwater Creek, Inc.(a)	11,280	$32,148
Conn's, Inc.(a)	2,510	21,285
Copart, Inc.(a)	290	7,885
Cracker Barrel Old Country Store, Inc.	6,064	124,858
Denny's Corp.(a)	25,727	51,197
Dillard's, Inc. Class A	25,830	102,545
DineEquity, Inc.	1,970	22,773
Domino's Pizza, Inc.(a)	920	4,333
Dress Barn, Inc.(a)	18,044	193,793
Ezcorp, Inc.(a)	4,070	61,905
FGX International Holdings Ltd.(a)	490	6,733
The Finish Line, Inc. Class A	17,670	98,952
First Cash Financial Services, Inc.(a)	5,430	103,496
Foot Locker, Inc.	6,820	50,059
Fred's, Inc. Class A	12,260	131,918
Genesco, Inc.(a)	5,440	92,045
Group 1 Automotive, Inc.	6,290	67,743
Guess?, Inc.	1,140	17,499
The Gymboree Corp.(a)	1,860	48,527
Haverty Furniture Cos., Inc.	7,740	72,214
hhgregg, Inc.(a)	330	2,864
Hibbett Sports, Inc.(a)	4,080	64,097
Hot Topic, Inc.(a)	12,910	119,676
HSN, Inc.(a)	1,878	13,653
Insight Enterprises, Inc.(a)	7,647	52,764
J. Crew Group, Inc.(a)	660	8,052
Jack in the Box, Inc.(a)	6,560	144,910
Jo-Ann Stores, Inc.(a)	8,750	135,537
Jones Apparel Group, Inc.	25,030	146,676
Kenneth Cole Productions, Inc. Class A	1,470	10,408
Krispy Kreme Doughnuts, Inc.(a)	8,240	13,843
Limited Brands, Inc.	3,140	31,526
Liz Claiborne, Inc.	44,680	116,168
Lumber Liquidators, Inc.(a)	2,050	21,648
Macy's, Inc.	2,680	27,738
Men's Wearhouse, Inc.	9,650	130,661
Movado Group, Inc.	1,320	12,395
MSC Industrial Direct Co., Inc. Class A	890	32,779
New York & Co., Inc.(a)	7,790	18,073
Nordstrom, Inc.	1,540	20,497
Nu Skin Enterprises, Inc. Class A	3,020	31,499
O' Charley's, Inc.	620	1,240
Office Depot, Inc.(a)	38,180	113,776
OfficeMax, Inc.	17,020	130,033
Pacific Sunwear of California(a)	15,806	25,132

	Number of Shares	Value
Panera Bread Co. Class A(a)	2,110	$110,226
The Pantry, Inc.(a)	6,900	148,005
PC Connection, Inc.(a)	760	3,891
Penske Auto Group, Inc.	12,800	98,304
The PEP Boys-Manny Moe & Jack	10,430	43,076
Phillips-Van Heusen Corp.	7,240	145,741
Pier 1 Imports, Inc.(a)	1,810	670
Polo Ralph Lauren Corp.	510	23,159
RadioShack Corp.	8,919	106,493
Red Robin Gourmet Burgers, Inc.(a)	2,350	39,550
Regis Corp.	9,650	140,214
Retail Ventures, Inc.(a)	300	1,041
Ruby Tuesday, Inc.(a)	6,360	9,922
Rush Enterprises, Inc. Class A(a)	8,010	68,646
Sally Beauty Co., Inc.(a)	17,690	100,656
School Specialty, Inc.(a)	3,190	60,993
Sonic Automotive, Inc. Class A	7,440	29,611
Sonic Corp.(a)	1,950	23,732
Stage Stores, Inc.	10,490	86,542
The Steak'n Shake Co.(a)	2,600	15,470
Systemax, Inc.	4,930	53,096
Talbots, Inc.	11,650	27,844
Tractor Supply Co.(a)	7,890	285,145
Tween Brands, Inc.(a)	6,300	27,216
The Wet Seal, Inc. Class A(a)	23,850	70,834
Williams-Sonoma, Inc.	20,270	159,322
World Fuel Services Corp.	480	17,760
Zale Corp.(a)	10,770	35,864
Zumiez, Inc.(a)	2,520	18,774
		7,683,000
Savings & Loans — 0.4%
Anchor Bancorp Wisconsin, Inc.	1,110	3,063
BankFinancial Corp.	380	3,872
Dime Community Bancshares	7,020	93,366
First Niagara Financial Group, Inc.	710	11,481
First Place Financial Corp.	560	2,145
Flagstar Bancorp, Inc.(a)	1,790	1,271
Flushing Financial Corp.	3,820	45,687
NewAlliance Bancshares, Inc.	1,570	20,677
OceanFirst Financial Corp.	690	11,454
Provident Financial Services, Inc.	5,710	87,363
Provident New York Bancorp	4,870	60,388
TierOne Corp.	848	3,180
WSFS Financial Corp.	590	28,314
		372,261

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Semiconductors — 5.8%
Actel Corp.(a)	6,920	$81,102
Advanced Analogic Technologies, Inc.(a)	280	846
Advanced Micro Devices, Inc.(a)	3,690	7,970
Amkor Technology, Inc.(a)	53,025	115,595
Analog Devices, Inc.	3,060	58,201
Applied Micro Circuits Corp.(a)	12,160	47,789
Atmel Corp.(a)	84,160	263,421
ATMI, Inc.(a)	7,550	116,497
Broadcom Corp. Class A(a)	3,330	56,510
Brooks Automation, Inc.(a)	14,070	81,747
Cabot Microelectronics Corp.(a)	5,320	138,692
Cirrus Logic, Inc.(a)	15,140	40,575
Cohu, Inc.	2,740	33,291
Conexant Systems, Inc.(a)	2,100	1,439
Day4 Energy, Inc.(a)	7,300	5,145
DSP Group, Inc.(a)	2,630	21,093
Emulex Corp.(a)	27,476	191,782
Entegris, Inc.(a)	38,540	84,403
Exar Corp.(a)	5,610	37,419
Fairchild Semiconductor International, Inc.(a)	37,390	182,837
Integrated Device Technology, Inc.(a)	43,640	244,820
Intellon Corp.(a)	1,600	4,016
International Rectifier Corp.(a)	5,070	68,445
Intersil Corp. Class A	11,310	103,939
IXYS Corp.	2,930	24,202
KLA-Tencor Corp.	1,370	29,852
Kulicke & Soffa Industries, Inc.(a)	2,400	4,080
Lattice Semiconductor Corp.(a)	29,440	44,454
LSI Corp.(a)	26,930	88,600
Marvell Technology Group Ltd.(a)	8,080	53,894
Mattson Technology, Inc.(a)	1,290	1,819
MEMC Electronic Materials, Inc.(a)	2,190	31,273
Micrel, Inc.	17,343	126,777
Microtune, Inc.(a)	1,650	3,366
MKS Instruments, Inc.(a)	13,650	201,883
Monolithic Power Systems, Inc.(a)	8,430	106,302
National Semiconductor Corp.	1,940	19,536
Netlogic Microsystems, Inc.(a)	4,500	99,045
Novellus Systems, Inc.(a)	9,820	121,179

	Number of Shares	Value
Nvidia Corp.(a)	4,190	$33,813
Omnivision Technologies, Inc.(a)	10,090	52,973
ON Semiconductor Corp.(a)	9,660	32,844
Pericom Semiconductor Corp.(a)	9,500	52,060
PMC-Sierra, Inc.(a)	38,720	188,179
QLogic Corp.(a)	24,890	334,522
Rudolph Technologies, Inc.(a)	640	2,259
Semtech Corp.(a)	17,110	192,830
Silicon Image, Inc.(a)	25,360	106,512
Silicon Laboratories, Inc.(a)	8,180	202,700
Skyworks Solutions, Inc.(a)	32,580	180,493
Spansion, Inc. Class A(a)	1,110	210
Standard Microsystems Corp.(a)	3,850	62,909
Supertex, Inc.(a)	2,800	67,228
Techwell, Inc.(a)	860	5,590
Teradyne, Inc.(a)	44,190	186,482
Tessera Technologies, Inc.(a)	640	7,603
TriQuint Semiconductor, Inc.(a)	10,610	36,498
Ultra Clean Holdings, Inc.(a)	430	864
Ultratech, Inc.(a)	6,580	78,697
Varian Semiconductor Equipment Associates, Inc.(a)	5,520	100,022
Veeco Instruments, Inc.(a)	10,500	66,570
Verigy Ltd.(a)	7,090	68,206
Volterra Semiconductor Corp.(a)	8,530	60,990
Zoran Corp.(a)	5,580	38,111
		5,103,001
Software — 3.4%
Actuate Corp.(a)	439	1,299
Acxiom Corp.	22,990	186,449
Advent Software, Inc.(a)	960	19,171
Allscripts Heathcare Solutions, Inc.	3,870	38,390
American Reprographics Co.(a)	7,420	51,198
ArcSight, Inc.(a)	180	1,442
Aspen Technology, Inc.(a)	10,459	77,606
Athenahealth, Inc.(a)	300	11,286
Autodesk, Inc.(a)	2,560	50,304
Avid Technology, Inc.(a)	6,560	71,570
Blackbaud, Inc.	1,080	14,580
Bottomline Technologies, Inc.(a)	1,330	9,443
Commvault Systems, Inc.(a)	910	12,203
Computer Programs & Systems, Inc.	990	26,532

	Number of Shares	Value
Compuware Corp.(a)	9,190	$62,032
CSG Systems International, Inc.(a)	10,376	181,269
DemandTec, Inc.(a)	370	2,986
Digi International, Inc.(a)	2,150	17,436
Double-Take Software, Inc.(a)	830	7,445
EPIQ Systems, Inc.(a)	4,050	67,675
Fair Isaac Corp.	14,627	246,611
FalconStor Software, Inc.(a)	1,400	3,892
IMS Health, Inc.	660	10,006
infoGROUP, Inc.	2,150	10,191
Interactive Intelligence, Inc.(a)	1,320	8,461
JDA Software Group, Inc.(a)	8,160	107,141
Lawson Software, Inc.(a)	4,460	21,140
MicroStrategy, Inc. Class A(a)	2,344	87,033
MSC Software Corp.(a)	1,590	10,621
Noah Education Holdings Ltd. ADR (Cayman Islands)	1,860	5,859
Nuance Communications, Inc.(a)	580	6,009
Omnicell, Inc.(a)	3,370	41,148
Open Text Corp.(a)	7,583	228,476
Parametric Technology Corp.(a)	16,950	214,417
Pegasystems, Inc.	1,260	15,574
Phoenix Technologies Ltd.(a)	440	1,540
Progress Software Corp.(a)	4,350	83,781
PROS Holdings, Inc.(a)	360	2,070
Quest Software, Inc.(a)	15,830	199,300
Renaissance Learning, Inc.	50	450
RightNow Technologies, Inc.(a)	6,480	50,090
Schawk, Inc. Class A	4,020	46,069
Seachange International, Inc.(a)	4,840	34,896
SEI Investments Co.	400	6,284
Smith Micro Software, Inc.(a)	2,060	11,454
Solera Holdings, Inc.(a)	440	10,604
Soundbite Communications, Inc.(a)	1,600	2,064
SPSS, Inc.(a)	3,103	83,657
Sybase, Inc.(a)	1,900	47,063
Synchronoss Technologies, Inc.(a)	3,360	35,818
SYNNEX Corp.(a)	8,480	96,078
Take Two Interactive Software, Inc.	10,290	77,792
Taleo Corp. Class A(a)	4,120	32,260
THE9 Ltd. ADR (Cayman Islands)(a)	380	5,062
Tyler Technologies, Inc.(a)	5,910	70,802

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Ultimate Software Group, Inc.(a)	1,070	$15,622
Wind River Systems, Inc.(a)	20,270	183,038
		3,022,689
Telecommunications — 4.9%
3Com Corp.(a)	47,000	107,160
Acme Packet, Inc.(a)	3,880	20,409
Adaptec, Inc.(a)	18,050	59,565
ADTRAN, Inc.	8,860	131,837
Alaska Communications Systems Group, Inc.	4,440	41,647
Anixter International, Inc.(a)	2,400	72,288
Applied Signal Technology, Inc.	140	2,512
Atheros Communications, Inc.(a)	3,620	51,802
Atlantic Tele-Network, Inc.	2,340	62,127
BigBand Networks, Inc.(a)	2,860	15,787
Black Box Corp.	2,320	60,598
Cbeyond, Inc.(a)	3,170	50,657
Centennial Communications Corp.(a)	27,540	221,972
Ciena Corp.(a)	17,270	115,709
Cincinnati Bell, Inc.(a)	64,159	123,827
CommScope, Inc.(a)	8,330	129,448
Comtech Telecommunications(a)	930	42,613
CPI International, Inc.(a)	10	87
EchoStar Corp.(a)	1,290	19,182
Embarq Corp.	2,820	101,407
EMS Technologies, Inc.(a)	3,146	81,387
Extreme Networks(a)	3,198	7,483
Finisar Corp.(a)	14,480	5,502
General Communication, Inc. Class A(a)	2,390	19,335
Global Crossing Ltd.(a)	3,030	24,058
Harris Stratex Networks, Inc. Class A(a)	1,430	7,379
Hughes Communications, Inc.(a)	640	10,202
Hypercom Corp.(a)	160	173
ICO Global Communications Holdings Ltd.(a)	1,130	1,277
InterDigital, Inc.(a)	6,830	187,825
Iowa Telecommunications Services, Inc.	6,890	98,389
iPCS, Inc.(a)	2,430	16,670
Ixia(a)	9,320	53,870
JDS Uniphase Corp.(a)	51,830	189,179
Knology, Inc.(a)	2,450	12,642
Loral Space & Communications, Inc.(a)	50	727
Mastec, Inc.(a)	13,130	152,045

	Number of Shares	Value
Netgear, Inc.(a)	2,170	$24,760
NeuStar, Inc. Class A(a)	6,130	117,267
NII Holdings, Inc.(a)	1,210	21,998
NTELOS Holdings Corp.	9,170	226,132
Oplink Communications, Inc.(a)	830	7,138
PAETEC Holding Corp.(a)	1,480	2,131
Parkervision, Inc.(a)	1,890	4,668
Plantronics, Inc.	17,050	225,060
Polycom, Inc.(a)	4,790	64,713
Powerwave Technologies, Inc.(a)	28,990	14,495
Premiere Global Services, Inc.(a)	23,190	199,666
Qwest Communications International, Inc.	12,860	46,810
RCN Corp.(a)	470	2,773
RF Micro Devices, Inc.(a)	39,560	30,857
ShoreTel, Inc.(a)	1,450	6,510
Sonus Networks, Inc.(a)	4,920	7,774
Starent Networks Corp.(a)	1,190	14,197
Switch and Data Facilities Co., Inc.(a)	1,480	10,937
Symmetricom, Inc.(a)	710	2,805
Syniverse Holdings, Inc.(a)	9,910	118,325
Tekelec(a)	11,820	157,679
Telephone & Data Systems, Inc.	950	30,162
Tellabs, Inc.(a)	57,890	238,507
TW Telecom, Inc.(a)	22,750	192,692
US Cellular Corp.(a)	950	41,078
USA Mobility, Inc.(a)	4,910	56,809
UTStarcom, Inc.(a)	18,200	33,670
Viasat, Inc.(a)	3,369	81,126
		4,279,516
Textiles — 0.2%
G&K Services, Inc. Class A	3,390	68,546
UniFirst Corp.	2,210	65,615
		134,161
Toys, Games & Hobbies — 0.2%
JAKKS Pacific, Inc.(a)	5,710	117,797
Leapfrog Enterprises, Inc.(a)	10,080	35,280
RC2 Corp.(a)	1,960	20,913
		173,990
Transportation — 1.9%
ABX Holdings, Inc.(a)	1,170	211
Alexander & Baldwin, Inc.	420	10,525
American Commercial Lines, Inc.(a)	10,600	51,940
Arkansas Best Corp.	7,480	225,223

	Number of Shares	Value
Atlas Air Worldwide Holdings, Inc.(a)	4,430	$83,727
CAI International, Inc.(a)	3,550	11,254
Celadon Group, Inc.(a)	2,010	17,145
DHT Maritime, Inc.	300	1,662
Excel Maritime Carriers Ltd.	2,570	18,093
Frontline Ltd.	560	16,582
Genco Shipping & Trading Ltd.	7,250	107,300
General Maritime Corp.	5,947	64,228
Gulfmark Offshore, Inc.(a)	3,770	89,688
Horizon Lines, Inc.	1,400	4,886
Hub Group, Inc. Class A(a)	1,301	34,516
Kirby Corp.(a)	1,340	36,662
Knightsbridge Tankers Ltd.	4,190	61,383
Marten Transport Ltd.(a)	5,220	98,971
Overseas Shipholding Group, Inc.	2,730	114,960
Pacer International, Inc.	12,740	132,878
Safe Bulkers, Inc.	7,470	49,900
Star Bulk Carriers Corp.	7,840	20,149
TBS International Ltd.(a)	7,030	70,511
Teekay Tankers Ltd. Class A	3,660	46,482
Tidewater, Inc.	640	25,773
Ultrapetrol Bahamas Ltd.(a)	280	893
Werner Enterprises, Inc.	11,560	200,450
YRC Worldwide, Inc.(a)	18,620	53,439
		1,649,431
Trucking & Leasing — 0.2%
AMERCO(a)	560	19,337
GATX Corp.	2,910	90,122
Greenbrier Cos., Inc.	670	4,603
TAL International Group, Inc.	1,350	19,035
Textainer Group Holdings Ltd.	1,850	19,610
		152,707
Water — 0.1%
Cascal NV	5,000	20,100
Pico Holdings, Inc.(a)	590	15,682
SJW Corp.	2,100	62,874
		98,656
TOTAL COMMON STOCK (Cost $112,766,301)		86,215,628
TOTAL EQUITIES (Cost $112,766,301)		86,215,628

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
WARRANTS — 0.0%
Mining — 0.0%
Redcorp Ventures Ltd. Expires 7/10/09, Strike 0.65(b)	34,150	$138
TOTAL WARRANTS (Cost $0)		138
TOTAL LONG-TERM INVESTMENTS (Cost $112,766,301)		86,215,766
	Principal Amount
SHORT-TERM INVESTMENTS — 1.6%
Repurchase Agreement — 1.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09(c)	$1,417,118	1,417,118
TOTAL SHORT-TERM INVESTMENTS (Cost $1,417,118)		1,417,118
TOTAL INVESTMENTS — 99.9% (Cost $114,183,419)(d)		87,632,884
Other Assets/ (Liabilities) — 0.1%		122,499
NET ASSETS — 100.0%		$87,755,383

Notes to Portfolio of Investments

Industry classifications are unaudited.

ADR - American Depositary Receipt

(a)  Non-income producing security.

(b)  This security is valued in good faith under procedures established by the Board of Trustees.

(c)  Maturity value of $1,417,119. Collateralized by U.S. Government Agency obligations with a rate of 4.540%, maturity date of 5/01/35, and an aggregate market value, including accrued interest, of $1,446,212.

(d)  See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Small Company Opportunities Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES — 94.6%
COMMON STOCK — 94.6%
Aerospace & Defense — 4.1%
The Allied Defense Group, Inc.(a)	136,200	$844,440
Ducommun, Inc.	44,700	746,490
		1,590,930
Banks — 4.2%
Bank of the Ozarks, Inc.	13,109	388,550
CoBiz Financial, Inc.	36,200	352,588
MetroCorp Bancshares, Inc.	55,200	411,240
Northrim BanCorp, Inc.	47,480	487,145
		1,639,523
Building Materials — 1.8%
LSI Industries, Inc.	29,400	201,978
US Concrete, Inc.(a)	147,771	496,511
		698,489
Chemicals — 5.6%
Hawkins, Inc.	35,658	545,211
Omnova Solutions, Inc.(a)	302,601	196,691
Penford Corp.	63,768	645,332
Zep, Inc.	39,801	768,557
		2,155,791
Commercial Services — 13.7%
ABM Industries, Inc.	58,500	1,114,425
Carriage Services, Inc.(a)	218,000	438,180
CDI Corp.	59,100	764,754
Hill International, Inc.(a)	121,300	853,952
Landauer, Inc.	12,200	894,260
Mac-Gray Corp.(a)	66,900	434,850
Standard Parking Corp.(a)	41,784	808,102
		5,308,523
Diversified Financial — 2.9%
SWS Group, Inc.	59,700	1,131,315
Electric — 4.2%
Central Vermont Public Service Corp.	34,200	816,012
Unitil Corp.	39,400	813,610
		1,629,622
Electronics — 7.6%
Keithley Instruments, Inc.	104,500	381,425
LaBarge, Inc.(a)	87,413	1,254,377
Nu Horizons Electronics Corp.(a)	199,288	342,775
OSI Systems, Inc.(a)	70,100	970,885
		2,949,462

	Number of Shares	Value
Entertainment — 1.3%
Steinway Musical Instruments, Inc.(a)	29,800	$521,798
Foods — 5.6%
J&J Snack Foods Corp.	29,400	1,054,872
Rocky Mountain Chocolate Factory, Inc.	110,700	587,817
United Natural Foods, Inc.(a)	30,100	536,382
		2,179,071
Forest Products & Paper — 2.6%
Schweitzer-Mauduit International, Inc.	50,000	1,001,000
Hand & Machine Tools — 0.6%
Hardinge, Inc.	59,393	240,542
Health Care – Products — 2.2%
Young Innovations, Inc.	55,050	847,770
Household Products — 3.2%
Prestige Brands Holdings, Inc.(a)	116,700	1,231,185
Housewares — 0.5%
Libbey, Inc.	141,200	176,500
Insurance — 1.6%
National Interstate Corp.	33,700	602,219
Iron & Steel — 1.3%
Universal Stainless & Alloy(a)	33,486	485,212
Machinery – Diversified — 4.1%
Columbus McKinnon Corp.(a)	77,860	1,062,789
Gerber Scientific, Inc.(a)	102,200	522,242
		1,585,031
Manufacturing — 4.1%
ESCO Technologies, Inc.(a)	5,400	221,130
LSB Industries, Inc.(a)	80,900	673,088
Quixote Corp.	103,322	671,593
		1,565,811
Media — 1.9%
Courier Corp.	40,600	726,740
Metal Fabricate & Hardware — 0.3%
NN, Inc.	45,967	105,264
Oil & Gas Services — 0.9%
Gulf Island Fabrication, Inc.	23,200	334,312
Retail — 10.1%
Benihana, Inc. Class A(a)	232,000	487,200

	Number of Shares	Value
Casual Male Retail Group, Inc.(a)	1,311,400	$681,928
Duckwall-ALCO Stores, Inc.(a)	83,520	800,122
Morton's Restaurant Group, Inc.(a)	154,600	442,156
Movado Group, Inc.	28,810	270,526
Rush Enterprises, Inc. Class A(a)	59,750	512,057
Talbots, Inc.	296,900	709,591
		3,903,580
Semiconductors — 1.7%
Cohu, Inc.	55,700	676,755
Telecommunications — 4.1%
Comtech Telecommunications(a)	14,800	678,136
EMS Technologies, Inc.(a)	24,800	641,576
Hypercom Corp.(a)	230,900	249,372
		1,569,084
Textiles — 0.5%
Dixie Group, Inc.(a)	120,000	183,600
Transportation — 3.9%
Frozen Food Express Industries, Inc.	145,180	824,623
Saia, Inc.(a)	61,977	673,070
		1,497,693
TOTAL COMMON STOCK (Cost $70,737,994)		36,536,822
TOTAL EQUITIES (Cost $70,737,994)		36,536,822
TOTAL LONG-TERM INVESTMENTS (Cost $70,737,994)		36,536,822

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 4.6%
Repurchase Agreement — 4.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09(b)	$1,800,451	$1,800,451
TOTAL SHORT-TERM INVESTMENTS (Cost $1,800,451)		1,800,451
TOTAL INVESTMENTS — 99.2% (Cost $72,538,445)(c)		38,337,273
Other Assets/ (Liabilities) — 0.8%		292,203
NET ASSETS — 100.0%		$38,629,476

Notes to Portfolio of Investments

Industry classifications are unaudited.

(a)  Non-income producing security.

(b)  Maturity value of $1,800,451. Collateralized by U.S. Government Agency obligations with rates ranging from 1.545% - 4.373%, maturity dates ranging from 12/01/35 - 2/15/36, and an aggregate market value, including accrued interest, of $1,836,667.

(c)  See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES — 97.4%
COMMON STOCK — 95.6%
Agriculture — 2.0%
KT&G Corp. GDR (Republic of Korea)(a) (b)	6,700	$210,381
Apparel — 2.6%
Far Eastern Textile Co. Ltd.	216,000	139,172
XTEP International Holdings	577,000	133,853
		273,025
Automotive & Parts — 1.5%
Hyundai Mobis(a)	3,020	154,490
Banks — 18.8%
Banco Itau Holding Financeira SA Sponsored ADR (Brazil)	15,957	185,101
Bank Rakyat Indonesia	185,500	81,994
Bumiputra-Commerce Holdings Bhd	38,100	64,886
China Construction Bank Corp.	548,000	303,256
Commercial International Bank	27,756	186,941
Credicorp Ltd.	4,700	234,812
Industrial & Commercial Bank of China	655,000	348,112
Kasikornbank PCL	70,400	93,093
Turkiye Garanti Bankasi AS(a)	72,206	123,292
Turkiye Is Bankasi	45,085	121,265
Uniao de Bancos Brasileiros SA	3,640	235,217
		1,977,969
Beverages — 1.0%
Cia de Bebidas das Americas ADR (Brazil)	676	29,954
Grupo Modelo SAB de CV Class C	22,400	71,170
		101,124
Building Materials — 1.6%
Asia Cement Corp.	190,000	166,028
Chemicals — 2.5%
Israel Chemicals Ltd.	14,996	104,844
Taiwan Fertilizer Co. Ltd.	95,000	152,746
		257,590
Diversified Financial — 3.1%
Grupo Financiero Banorte SAB de CV	32,466	58,609

	Number of Shares	Value
Redecard SA	13,000	$144,949
Shinhan Financial Group Co. Ltd. Sponsored ADR (Republic of Korea)(a)	2,549	120,211
		323,769
Electric — 0.7%
Cia Energetica de Minas Gerais Sponsored ADR (Brazil)	5,556	76,339
Foods — 1.3%
Perdigao SA Sponsored ADR (Brazil)	1,600	42,208
Wimm-Bill-Dann Foods OJSC Sponsored ADR (Russia)(a)	3,381	88,954
		131,162
Health Care – Products — 2.5%
Hengan International Group Co. Ltd.	82,000	264,398
Holding Company – Diversified — 0.5%
Orascom Development Holding AG(a)	1,552	49,704
Household Products — 1.2%
Hypermarcas SA(a)	21,714	125,278
Insurance — 1.5%
China Life Insurance Co. Ltd. Sponsored ADR (China)	3,424	158,874
Internet — 1.8%
NHN Corp.(a)	1,852	187,932
Media — 1.8%
Grupo Televisa SA Sponsored ADR (Mexico)	12,899	192,711
Mining — 8.1%
AngloGold Ashanti Ltd. Sponsored ADR (South Africa)	8,412	233,097
Cia Vale do Rio Doce Sponsored ADR (Brazil)	32,265	343,622
Randgold Resources Ltd. Sponsored ADR (Channel Islands)	6,200	272,304
		849,023
Oil & Gas — 13.8%
China Petroleum & Chemical Corp. Sponsored ADR (China)	607	37,507

	Number of Shares	Value
Gazprom OAO Sponsored ADR (Russia)	32,301	$462,970
LUKOIL Sponsored ADR (Russia)	6,739	218,500
Petroleo Brasileiro SA Sponsored ADR (Brazil)	16,985	346,664
Rosneft Oil Co. GDR (Russia)	28,300	106,125
Sasol Ltd.	9,189	280,691
		1,452,457
Pharmaceuticals — 3.2%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	7,766	330,599
Real Estate — 3.8%
China Overseas Land & Investment Ltd.	148,000	208,054
China Resources Land Ltd.	155,600	192,642
		400,696
Retail — 2.0%
Wal-Mart de Mexico SAB de CV	78,138	208,767
Semiconductors — 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	12,300	97,170
Shipbuilding — 0.3%
Samsung Heavy Industries Co. Ltd.(a)	1,700	32,052
Software — 1.1%
Infosys Technologies Ltd. Sponsored ADR (India)	4,811	118,206
Telecommunications — 18.0%
America Movil SAB de C.V. Sponsored ADR (Mexico)	10,386	321,862
China Mobile Ltd. Sponsored ADR (Hong Kong)	12,800	650,880
Chunghwa Telecom Co. Ltd.	110,110	175,695
Mobile TeleSystems Sponsored ADR (Russia)	5,336	142,365
MTN Group Ltd.	24,007	284,047
Telekom Malaysia Bhd	83,300	74,373
Telekomunikasi Indonesia Tbk PT	172,500	112,196

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Vimpel-Communications Sponsored ADR (Russia)	18,256	$130,713
		1,892,131
TOTAL COMMON STOCK (Cost $13,900,996)		10,031,875
PREFERRED STOCK — 1.8%
Iron & Steel — 1.8%
Usinas Siderurgicas de Minas Gerais SA Class A	16,700	194,964
TOTAL PREFERRED STOCK (Cost $152,287)		194,964
TOTAL EQUITIES (Cost $14,053,283)		10,226,839
RIGHTS — 0.0%
Engineering & Construction — 0.0%
China Overseas Land	5,920	0
TOTAL RIGHTS (Cost $0)		0
TOTAL LONG-TERM INVESTMENTS (Cost $14,053,283)		10,226,839
	Principal Amount
SHORT-TERM INVESTMENTS — 2.3%
Repurchase Agreement — 2.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09(c)	$240,729	240,729
TOTAL SHORT-TERM INVESTMENTS (Cost $240,729)		240,729
TOTAL INVESTMENTS — 99.7% (Cost $14,294,012)(d)		10,467,568
Other Assets/ (Liabilities) — 0.3%		27,853
NET ASSETS — 100.0%		$10,495,421

Notes to Portfolio of Investments

Industry classifications are unaudited.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

(a)  Non-income producing security.

(b)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, these securities amounted to a value of $210,381 or 2.00% of net assets.

(c)  Maturity value of $240,729. Collateralized by U.S. Government Agency obligations with a rate of 1.772%, maturity date of 8/15/36, and an aggregate market value, including accrued interest, of $246,588.

(d)  See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML China Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES — 93.0%
COMMON STOCK — 93.0%
Apparel — 1.1%
Li Ning Co. Ltd.	79,500	$125,610
Auto Manufacturers — 0.9%
Dongfeng Motor Group Co. Ltd.	314,000	102,390
Banks — 14.2%
Bank of China Ltd.	199,000	54,874
Bank of Communications Co. Ltd.	64,000	46,616
China Construction Bank Corp.	992,000	548,961
China Merchants Bank Co. Ltd.	31,500	59,056
Industrial & Commercial Bank of China	1,386,000	736,615
Industrial & Commercial Bank of China Asia Ltd.	173,000	186,489
		1,632,611
Building Materials — 0.1%
Anhui Conch Cement Co. Ltd.(a)	2,000	9,292
Chemicals — 3.7%
Sinofert Holdings Ltd.	352,000	171,655
Sinopec Shanghai Petrochemical Co. Ltd.	992,000	256,703
		428,358
Coal — 3.2%
China Coal Energy Co.	129,000	104,246
China Shenhua Energy Co. Ltd.	123,000	263,769
		368,015
Commercial Services — 1.4%
New Oriental Education & Technology Group, Inc. Sponsored ADR (Cayman Islands)(a)	3,000	164,730
Diversified Financial — 1.2%
Hong Kong Exchanges and Clearing Ltd.	14,000	134,222
Electric — 2.1%
China Resources Power Holdings Co. Ltd.	92,000	178,806

	Number of Shares	Value
Huaneng Power International, Inc.	82,000	$59,897
		238,703
Electrical Components & Equipment — 0.5%
Dongfang Electric Corp. Ltd.	21,800	54,569
Engineering & Construction — 2.1%
China Communications Construction Co. Ltd.	192,000	239,971
Foods — 1.2%
China Mengniu Dairy Co. Ltd.	108,000	141,304
Holding Company – Diversified — 0.8%
China Merchants Holdings International Co. Ltd.	46,000	90,646
Insurance — 13.5%
China Insurance International Holdings Co. Ltd.	93,000	143,907
China Life Insurance Co. Ltd.	312,000	961,454
Ping An Insurance Group Co. of China Ltd.	91,000	444,702
		1,550,063
Internet — 4.3%
Baidu.com Sponsored ADR (Cayman Islands)(a)	500	65,285
Ctrip.com International Ltd. ADR (Cayman Islands)	5,200	123,760
Tencent Holdings Ltd.	46,800	304,679
		493,724
Iron & Steel — 0.8%
Angang Steel Co. Ltd.	78,000	88,266
Machinery – Construction & Mining — 1.9%
China National Materials Co. Ltd.(a)	355,000	215,455
Machinery – Diversified — 1.0%
Shanghai Electric Group Co. Ltd.(a)	292,000	119,620
Mining — 1.9%
Rio Tinto Ltd.	4,773	127,845
Zijin Mining Group Co. Ltd.	146,000	89,520
		217,365
Oil & Gas — 13.8%
China Petrolium and Chemical Corp. Class H	738,000	454,647
CNOOC Ltd.	595,000	565,423
Cnpc Hong Kong Ltd.	330,000	103,373

	Number of Shares	Value
PetroChina Co. Ltd.	520,000	$460,752
		1,584,195
Oil & Gas Services — 1.4%
China Oilfield Services Ltd.	204,000	166,310
Real Estate — 8.6%
China Overseas Land & Investment Ltd.	278,000	390,804
China Resources Land Ltd.	166,000	205,518
China Vanke Co. Ltd.	99,200	77,497
Franshion Properties China Ltd.	254,000	69,306
Sino-Ocean Land Holdings Ltd.	157,000	71,745
Sun Hung Kai Properties Ltd.	13,000	109,309
Yanlord Land Group Ltd.	100,000	62,799
		986,978
Retail — 0.3%
Parkson Retail Group Ltd.	31,500	36,023
Telecommunications — 12.3%
China Mobile Ltd.	98,000	993,603
China Telecom Corp. Ltd. Class H	596,000	225,967
China Unicom Ltd.	162,000	197,073
		1,416,643
Transportation — 0.7%
China COSCO Holdings Co. Ltd.	116,500	82,093
TOTAL COMMON STOCK (Cost $11,895,276)		10,687,156
TOTAL EQUITIES (Cost $11,895,276)		10,687,156
RIGHTS — 0.0%
Commercial Services — 0.0%
China Overseas Land	10,480	0
TOTAL RIGHTS (Cost $0)		0
TOTAL LONG-TERM INVESTMENTS (Cost $11,895,276)		10,687,156

(Continued)

The accompanying notes are an integral part of the financial statements.

MML China Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 4.1%
Repurchase Agreement — 4.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09(b)	$470,219	$470,219
TOTAL SHORT-TERM INVESTMENTS (Cost $470,219)		470,219
TOTAL INVESTMENTS — 97.1% (Cost $12,365,495)(c)		11,157,375
Other Assets/ (Liabilities) — 2.9%		328,299
NET ASSETS — 100.0%		$11,485,674

Notes to Portfolio of Investments

Industry classifications are unaudited.

ADR - American Depositary Receipt

(a)  Non-income producing security.

(b)  Maturity value of $470,219. Collateralized by U.S. Government Agency obligations with a rate of 4.755%, maturity date of 5/01/35, and an aggregate market value, including accrued interest, of $481,953.

(c)  See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

December 31, 2008

	MML Inflation- Protected and Income Fund	MML Enhanced Index Core Equity Fund	MML Small Cap Equity Fund
Assets:
Investments, at value (Note 2)(a)	$421,085,048	$16,075,823	$86,215,766
Short-term investments, at value (Note 2)(b)	340,831,003	97,126	1,417,118
Total investments	761,916,051	16,172,949	87,632,884
Cash	4,737	-	-
Foreign currency, at value(c)	-	-	-
Receivables from:
Investments sold	-	-	641,961
Investment adviser (Note 3)	-	-	-
Fund shares sold	495,486	6,313	258,393
Interest and dividends	3,818,298	33,657	84,990
Foreign taxes withheld	-	4	-
Total assets	766,234,572	16,212,923	88,618,228
Liabilities:
Payables for:
Investments purchased	4,737	-	708,850
Reverse repurchase agreements (Note 2)	326,289,337	-	-
Interest for reverse repurchase agreements (Note 2)	418,514	-	-
Fund shares repurchased	28,000,956	398	16,500
Trustees' fees and expenses (Note 3)	16,956	1,803	9,932
Affiliates (Note 3):
Investment management fees	209,075	7,800	46,316
Administration fees	-	-	-
Service fees	1,740	58	96
Due to custodian	-	110	-
Accrued expense and other liabilities	57,860	42,686	81,151
Total liabilities	354,999,175	52,855	862,845
Net assets	$411,235,397	$16,160,068	$87,755,383
Net assets consist of:
Paid-in capital	$452,889,485	$27,230,911	$124,646,481
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	(10,164)	(1,285)	390,760
Accumulated net realized gain (loss) on investments	(9,299,412)	(7,803,294)	(10,731,315)
Net unrealized appreciation (depreciation) on investments	(32,344,512)	(3,266,264)	(26,550,543)
Net assets	$411,235,397	$16,160,068	$87,755,383
(a) Cost of investments - unaffiliated issuers:	$453,429,560	$19,342,087	$112,766,301
(b) Cost of short-term investments:	$340,831,003	$97,126	$1,417,118
(c) Cost of foreign currency:	$-	$-	$-

The accompanying notes are an integral part of the financial statements.

	MML Small Company Opportunities Fund	MML Strategic Emerging Markets Fund	MML China Fund
Assets:
Investments, at value (Note 2)(a)	$36,536,822	$10,226,839	$10,687,156
Short-term investments, at value (Note 2)(b)	1,800,451	240,729	470,219
Total investments	38,337,273	10,467,568	11,157,375
Cash	-	-	-
Foreign currency, at value(c)	-	27,219	63,273
Receivables from:
Investments sold	262,412	-	441,513
Investment adviser (Note 3)	-	48,030	56,428
Fund shares sold	93,649	-	-
Interest and dividends	21,107	20,926	-
Foreign taxes withheld	-	156	-
Total assets	38,714,441	10,563,899	11,718,589
Liabilities:
Payables for:
Investments purchased	-	-	157,223
Reverse repurchase agreements (Note 2)	-	-	-
Interest for reverse repurchase agreements (Note 2)	-	-	-
Fund shares repurchased	5,722	18,175	20,201
Trustees' fees and expenses (Note 3)	4,286	382	420
Affiliates (Note 3):
Investment management fees	34,384	9,532	10,568
Administration fees	-	2,270	2,516
Service fees	141	6,169	6,599
Due to custodian	-	-	-
Accrued expense and other liabilities	40,432	31,950	35,388
Total liabilities	84,965	68,478	232,915
Net assets	$38,629,476	$10,495,421	$11,485,674
Net assets consist of:
Paid-in capital	$78,669,535	$15,543,527	$15,215,906
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	(3,705)	(10,355)	551
Accumulated net realized gain (loss) on investments	(5,835,182)	(1,211,661)	(2,522,657)
Net unrealized appreciation (depreciation) on investments	(34,201,172)	(3,826,090)	(1,208,126)
Net assets	$38,629,476	$10,495,421	$11,485,674
(a) Cost of investments - unaffiliated issuers:	$70,737,994	$14,053,283	$11,895,276
(b) Cost of short-term investments:	$1,800,451	$240,729	$470,219
(c) Cost of foreign currency:	$-	$26,846	$63,274

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2008

	MML Inflation- Protected and Income Fund	MML Enhanced Index Core Equity Fund	MML Small Cap Equity Fund
Initial Class shares:
Net assets	$405,288,030	$15,989,174	$87,381,131
Shares outstanding(a)	42,549,078	2,591,930	15,691,192
Net asset value, offering price and redemption price per share	$9.53	$6.17	$5.57
Service Class shares*:
Net assets	$5,947,367	$170,894	$374,252
Shares outstanding(a)	625,062	27,734	67,387
Net asset value, offering price and redemption price per share	$9.51	$6.16	$5.55
Service Class I shares:
Net assets	$-	$-	$-
Shares outstanding(a)	-	-	-
Net asset value, offering price and redemption price per share	$-	$-	$-

(a)  Authorized unlimited number of shares with no par value.

*  Service Class shares commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.

	MML Small Company Opportunities Fund	MML Strategic Emerging Markets Fund		MML China Fund
Initial Class shares:
Net assets	$38,199,291		$-		$-
Shares outstanding(a)	5,746,547		-		-
Net asset value, offering price and redemption price per share	$6.65		$-		$-
Service Class shares*:
Net assets	$430,185	$		$
Shares outstanding(a)	64,740
Net asset value, offering price and redemption price per share	$6.64	$		$
Service Class I shares:
Net assets	$-		$10,495,421		$11,485,674
Shares outstanding(a)	-		1,587,090		1,531,283
Net asset value, offering price and redemption price per share	$-		$6.61		$7.50

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2008

	MML Inflation- Protected and Income Fund	MML Enhanced Index Core Equity Fund	MML Small Cap Equity Fund
Investment income (Note 2):
Dividends(a)	$-	$670,202	$1,099,291
Interest	26,985,496	2,348	11,652
Securities lending net income	104,498	2,610	39,498
Total investment income	27,089,994	675,160	1,150,441
Expenses (Note 3):
Investment management fees	2,208,238	163,645	533,629
Custody fees	36,136	23,311	156,706
Interest expense	3,792,522	-	-
Audit and legal fees	65,575	33,888	37,331
Proxy fees	475	875	912
Shareholder reporting fees	24,204	6,614	9,440
Trustees' fees	74,910	7,276	16,595
	6,202,060	235,609	754,613
Administration fees:
Service Class I	-	-	-
Service fees:
Service Class**	1,781	90	127
Service Class I	-	-	-
Total expenses	6,203,841	235,699	754,740
Expenses waived (Note 3):
Initial Class fees waived by advisor	-	(4,207)	(7,011)
Service Class I fees waived by advisor	-	-	-
Net expenses	6,203,841	231,492	747,729
Net investment income (loss)	20,886,153	443,668	402,712
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(6,433,086)	(7,123,304)	(10,272,482)
Swap contracts	(2,687,091)	-	-
Foreign currency transactions	-	-	(496)
Net realized gain (loss)	(9,120,177)	(7,123,304)	(10,272,978)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(33,792,123)	(5,176,510)	(27,778,683)
Translation of assets and liabilities in foreign currencies	-	-	7
Net change in unrealized appreciation (depreciation)	(33,792,123)	(5,176,510)	(27,778,676)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(42,912,300)	(12,299,814)	(38,051,654)
Net increase (decrease) in net assets resulting from operations	$(22,026,147)	$(11,856,146)	$(37,648,942)
(a) Net of withholding tax of:	$-	$-	$1,329

*  Fund commenced operations on August 27, 2008.

**  Service Class shares commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.

	MML Small Company Opportunities Fund	MML Strategic Emerging Markets Fund*	MML China Fund*
Investment income (Note 2):
Dividends(a)	$738,249	$82,573	$84,721
Interest	29,135	2,925	2,492
Securities lending net income	34,483	-	-
Total investment income	801,867	85,498	87,213
Expenses (Note 3):
Investment management fees	643,738	39,724	41,357
Custody fees	10,310	6,215	14,558
Interest expense	-	-	-
Audit and legal fees	36,381	52,362	52,393
Proxy fees	912	-	-
Shareholder reporting fees	15,211	22,984	23,066
Trustees' fees	14,218	643	684
	720,770	121,928	132,058
Administration fees:
Service Class I	-	9,458	9,847
Service fees:
Service Class**	173	-	-
Service Class I	-	9,458	9,847
Total expenses	720,943	140,844	151,752
Expenses waived (Note 3):
Initial Class fees waived by advisor	-	-	-
Service Class I fees waived by advisor	-	(78,421)	(86,762)
Net expenses	720,943	62,423	64,990
Net investment income (loss)	80,924	23,075	22,223
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(5,834,380)	(1,211,660)	(2,522,656)
Swap contracts	-	-	-
Foreign currency transactions	-	(27,850)	(2,172)
Net realized gain (loss)	(5,834,380)	(1,239,510)	(2,524,828)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(22,642,858)	(3,826,444)	(1,208,120)
Translation of assets and liabilities in foreign currencies	-	354	(6)
Net change in unrealized appreciation (depreciation)	(22,642,858)	(3,826,090)	(1,208,126)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(28,477,238)	(5,065,600)	(3,732,954)
Net increase (decrease) in net assets resulting from operations	$(28,396,314)	$(5,042,525)	$(3,710,731)
(a) Net of withholding tax of:	$-	$4,801	$4,593

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Inflation-Protected and Income Fund		MML Enhanced Index Core Equity Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$20,886,153	$12,686,005	$443,668	$569,074
Net realized gain (loss) on investment transactions	(9,120,177)	(384,144)	(7,123,304)	3,758,624
Net change in unrealized appreciation (depreciation) on investments	(33,792,123)	9,284,264	(5,176,510)	(2,283,143)
Net increase (decrease) in net assets resulting from operations	(22,026,147)	21,586,125	(11,856,146)	2,044,555
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(20,004,326)	(12,539,749)	(434,146)	(567,012)
Service Class*	(14,454)	-	(4,036)	-
Total distributions from net investment income	(20,018,780)	(12,539,749)	(438,182)	(567,012)
From net realized gains:
Initial Class	-	-	-	(4,257,159)
Service Class*	-	-	-	-
Total distributions from net realized gains	-	-	-	(4,257,159)
Tax return of capital:
Initial Class	(4,413,027)	(22,503)	(2,035)	(4,024)
Service Class*	(3,091)	-	(19)	-
Total tax return of capital	(4,416,118)	(22,503)	(2,054)	(4,024)
Net fund share transactions (Note 5):
Initial Class	115,875,106	94,624,657	(15,742,559)	275,351
Service Class*	5,852,810	-	201,575	-
Increase (decrease) in net assets from fund share transactions	121,727,916	94,624,657	(15,540,984)	275,351
Total increase (decrease) in net assets	75,266,871	103,648,530	(27,837,366)	(2,508,289)
Net assets
Beginning of year	335,968,526	232,319,996	43,997,434	46,505,723
End of year	$411,235,397	$335,968,526	$16,160,068	$43,997,434
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$(10,164)	$(3,200)	$(1,285)	$(1,022)

*  Service Class shares commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.

	MML Small Cap Equity Fund		MML Small Company Opportunities Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$402,712	$675,473	$80,924	$(165,491)
Net realized gain (loss) on investment transactions	(10,272,978)	5,744,351	(5,834,380)	19,987,992
Net change in unrealized appreciation (depreciation) on investments	(27,778,676)	(7,002,506)	(22,642,858)	(26,312,076)
Net increase (decrease) in net assets resulting from operations	(37,648,942)	(582,682)	(28,396,314)	(6,489,575)
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	(613,381)	(80,788)	-
Service Class*	-	-	(734)	-
Total distributions from net investment income	-	(613,381)	(81,522)	-
From net realized gains:
Initial Class	(6,247)	(7,354,131)	(1,131,798)	(19,983,625)
Service Class*	(6)	-	(1,772)	-
Total distributions from net realized gains	(6,253)	(7,354,131)	(1,133,570)	(19,983,625)
Tax return of capital:
Initial Class	-	-	(32,841)	-
Service Class*	-	-	(298)	-
Total tax return of capital	-	-	(33,139)	-
Net fund share transactions (Note 5):
Initial Class	46,439,409	(1,205,001)	(15,579,231)	19,640,058
Service Class*	404,446	-	467,974	-
Increase (decrease) in net assets from fund share transactions	46,843,855	(1,205,001)	(15,111,257)	19,640,058
Total increase (decrease) in net assets	9,188,660	(9,755,195)	(44,755,802)	(6,833,142)
Net assets
Beginning of year	78,566,723	88,321,918	83,385,278	90,218,420
End of year	$87,755,383	$78,566,723	$38,629,476	$83,385,278
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$390,760	$24,586	$(3,705)	$(3,102)

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Strategic Emerging Markets Fund	MML China Fund
	Period Ended December 31, 2008*	Period Ended December 31, 2008*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$23,075	$22,223
Net realized gain (loss) on investment transactions	(1,239,510)	(2,524,828)
Net change in unrealized appreciation (depreciation) on investments	(3,826,090)	(1,208,126)
Net increase (decrease) in net assets resulting from operations	(5,042,525)	(3,710,731)
Distributions to shareholders (Note 2):
From net investment income:
Service Class I	(5,581)	(19,501)
Total distributions from net investment income	(5,581)	(19,501)
Net fund share transactions (Note 5):
Service Class I	15,543,527	15,215,906
Increase (decrease) in net assets from fund share transactions	15,543,527	15,215,906
Total increase (decrease) in net assets	10,495,421	11,485,674
Net assets
Beginning of year	-	-
End of year	$10,495,421	$11,485,674
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$(10,355)	$551

*  Fund commenced operations on August 27, 2008.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Highlights
(For a share outstanding throughout each period)

MML Inflation-Protected and Income Fund

	Initial Class
	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04
Net asset value, beginning of year	$10.56	$10.27	$10.57	$10.91	$10.72
Income (loss) from investment operations:
Net investment income (loss)	0.54 ***	0.47 ***	0.38 ***	0.79 ***	0.36
Net realized and unrealized gain (loss) on investments	(0.95)	0.27	(0.28)	(0.62)	0.29
Total income (loss) from investment operations	(0.41)	0.74	0.10	0.17	0.65
Less distributions to shareholders:
From net investment income	(0.51)	(0.45)	(0.40)	(0.51)	(0.40)
From net realized gains	-	(0.00)	-	(0.00)†	(0.06)
Tax return of capital	(0.11)	(0.00)†	-	(0.00)†	-
Total distributions	(0.62)	(0.45)	(0.40)	(0.51)	(0.46)
Net asset value, end of year	$9.53	$10.56	$10.27	$10.57	$10.91
Total Return^^	(4.36)%	7.51%	0.97%	1.61%	6.25%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$405,288	$335,969	$232,320	$171,307	$88,838
Net expenses to average daily net assets‡‡‡	0.60%	0.61%	0.61%	0.63%	0.66%
Interest expense to average daily net assets‡‡	0.94%	N/A	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	5.22%	4.51%	3.67%	7.29%	3.69%
Portfolio turnover rate	46%	10%	10%	2%	15%

	Service Class
	Period ended 12/31/08+++
Net asset value, beginning of period	$10.62
Income (loss) from investment operations:
Net investment income (loss)	(0.17	)***
Net realized and unrealized gain (loss) on investments	(0.66)
Total income (loss) from investment operations	(0.83)
Less distributions to shareholders:
From net investment income	(0.26)
Tax return of capital	(0.02)
Total distributions	(0.28)
Net asset value, end of period	$9.51
Total Return^^	(7.87	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$5,947
Net expenses to average daily net assets‡‡‡	0.86	% *
Interest expense to average daily net assets‡‡	1.42	% *
Net investment income (loss) to average daily net assets	(4.70	)% *
Portfolio turnover rate	46%

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

†  Amount is less than $0.005 per share.

‡‡  Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

‡‡‡  Excludes interest expense.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Enhanced Index Core Equity Fund

	Initial Class
	Year ended 12/31/08		Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04
Net asset value, beginning of year	$10.12		$10.84		$9.75		$9.83		$8.99
Income (loss) from investment operations:
Net investment income (loss)	0.13	***	0.14	***	0.14	***	0.13		0.13
Net realized and unrealized gain (loss) on investments	(3.91)		0.35		1.44		0.41		0.84
Total income (loss) from investment operations	(3.78)		0.49		1.58		0.54		0.97
Less distributions to shareholders:
From net investment income	(0.17)		(0.13)		(0.12)		(0.12)		(0.13)
From net realized gains	-		(1.08)		(0.37)		(0.50)		-
Tax return of capital	(0.00	)†	(0.00	)†	-		-		-
Total distributions	(0.17)		(1.21)		(0.49)		(0.62)		(0.13)
Net asset value, end of year	$6.17		$10.12		$10.84		$9.75		$9.83
Total Return^^	(37.29)%		4.43%		16.18%		5.53%		10.81%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$15,989		$43,997		$46,506		$18,788		$18,156
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%		0.70%		0.70%		0.81%		0.81%
After expense waiver	0.78	% #	0.66	% #	0.66	% #	0.66	% #	0.66	% #
Net investment income (loss) to average daily net assets	1.49%		1.23%		1.36%		1.28%		1.43%
Portfolio turnover rate	151%		155%		123%		144%		120%

	Service Class
	Period ended 12/31/08+++
Net asset value, beginning of period	$8.94
Income (loss) from investment operations:
Net investment income (loss)	0.04	***
Net realized and unrealized gain (loss) on investments	(2.65)
Total income (loss) from investment operations	(2.61)
Less distributions to shareholders:
From net investment income	(0.17)
Tax return of capital	(0.00	)†
Total distributions	(0.17)
Net asset value, end of period	$6.16
Total Return^^	(29.16	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$171
Net expenses to average daily net assets	1.28	% *
Net investment income (loss) to average daily net assets	1.53	% *
Portfolio turnover rate	151%

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

†  Amount is less than $0.005 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Small Cap Equity Fund

	Initial Class
	Year ended 12/31/08		Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04
Net asset value, beginning of year	$9.02		$10.09		$12.05		$12.71	$11.14
Income (loss) from investment operations:
Net investment income (loss)	0.04	***	0.08	***	0.05	***	0.03 ***	0.02
Net realized and unrealized gain (loss) on investments	(3.49)		(0.17)		1.24		(0.05)	1.80
Total income (loss) from investment operations	(3.45)		(0.09)		1.29		(0.02)	1.82
Less distributions to shareholders:
From net investment income	-		(0.07)		(0.05)		(0.03)	(0.02)
From net realized gains	(0.00	)†	(0.91)		(3.20)		(0.61)	(0.23)
Total distributions	(0.00	)†	(0.98)		(3.25)		(0.64)	(0.25)
Net asset value, end of year	$5.57		$9.02		$10.09		$12.05	$12.71
Total Return^^	(38.23)%		(1.20)%		10.50%		(0.21)%	16.36%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$87,381		$78,567		$88,322		$93,058	$100,915
Ratio of expenses to average daily net assets:
Before expense waiver	0.92%		0.92%		0.91%		0.71%	0.71%
After expense waiver	0.91	% #	0.76	% #	0.76	% #	N/A	N/A
Net investment income (loss) to average daily net assets	0.49%		0.77%		0.38%		0.25%	0.17%
Portfolio turnover rate	118%		118%		162%		27%	39%

	Service Class
	Period ended 12/31/08+++
Net asset value, beginning of period	$8.64
Income (loss) from investment operations:
Net investment income (loss)	0.02	***
Net realized and unrealized gain (loss) on investments	(3.11)
Total income (loss) from investment operations	(3.09)
Less distributions to shareholders:
From net realized gains	(0.00	)†
Total distributions	(0.00	)†
Net asset value, end of period	$5.55
Total Return^^	(35.71	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$374
Net expenses to average daily net assets	1.26	% *
Net investment income (loss) to average daily net assets	1.03	% *
Portfolio turnover rate	118%

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Small Company Opportunities Fund

	Initial Class
	Year ended 12/31/08	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04
Net asset value, beginning of year	$11.24	$15.69		$15.08		$15.19	$13.79
Income (loss) from investment operations:
Net investment income (loss)	0.01 ***	(0.03	)***	(0.05	)***	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	(4.39)	(0.99)		2.35		1.71	2.62
Total income (loss) from investment operations	(4.38)	(1.02)		2.30		1.65	2.55
Less distributions to shareholders:
From net investment income	(0.01)	-		-		-	-
From net realized gains	(0.19)	(3.43)		(1.69)		(1.76)	(1.15)
Tax return of capital	(0.01)	-		-		-	-
Total distributions	(0.21)	(3.43)		(1.69)		(1.76)	(1.15)
Net asset value, end of year	$6.65	$11.24		$15.69		$15.08	$15.19
Total Return^^	(39.57)%	(7.07)%		15.42%		10.94%	18.83%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$38,199	$83,385		$90,218		$73,752	$63,331
Net expenses to average daily net assets	1.18%	1.13%		1.12%		1.14%	1.15%
Net investment income (loss) to average daily net assets	0.13%	(0.18)%		(0.31)%		(0.44)%	(0.55)%
Portfolio turnover rate	47%	155%		55%		56%	59%

	Service Class
	Period ended 12/31/08+++
Net asset value, beginning of period	$10.52
Income (loss) from investment operations:
Net investment income (loss)	0.00	***†
Net realized and unrealized gain (loss) on investments	(3.67)
Total income (loss) from investment operations	(3.67)
Less distributions to shareholders:
From net investment income	(0.01)
From net realized gains	(0.19)
Tax return of capital	(0.01)
Total distributions	(0.21)
Net asset value, end of period	$6.64
Total Return^^	(35.46	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$430
Net expenses to average daily net assets	1.49	% *
Net investment income (loss) to average daily net assets	0.00	% *‡‡
Portfolio turnover rate	47%

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

‡‡  Amount is less than 0.005%.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Strategic Emerging Markets Fund

	Service Class I
	Period ended 12/31/08+++
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	***
Net realized and unrealized gain (loss) on investments	(3.41)
Total income (loss) from investment operations	(3.39)
Less distributions to shareholders:
From net investment income	(0.00	)†
Total distributions	(0.00	)†
Net asset value, end of period	$6.61
Total Return^^	(33.86	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$10,495
Ratio of expenses to average daily net assets:
Before expense waiver	3.72	% *
After expense waiver	1.65	% *#
Net investment income (loss) to average daily net assets	0.61	% *
Portfolio turnover rate	27	% **

MML China Fund

	Service Class I
	Period ended 12/31/08+++
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01	***
Net realized and unrealized gain (loss) on investments	(2.50)
Total income (loss) from investment operations	(2.49)
Less distributions to shareholders:
From net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$7.50
Total Return^^	(24.98	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$11,486
Ratio of expenses to average daily net assets:
Before expense waiver	3.85	% *
After expense waiver	1.65	% *#
Net investment income (loss) to average daily net assets	0.56	% *
Portfolio turnover rate	64	% **

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

+++  For the period August 27, 2008 (commencement of operations) through December 31, 2008.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Statement of Cash Flows

For the year ended December 31, 2008

MML Inflation- Protected and Income Fund
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(22,026,147)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Investments purchased	(294,517,228)
Investments sold	179,529,350
(Purchase) Sale of short term investments, net	(325,810,659)
Amortization (accretion) of discount and premium, net	(9,108,012)
Increase in receivable from interest and dividend	(1,332,181)
Increase in payable for interest for reverse repurchase agreements	418,514
Decrease in payable for securities on loan	(9,068,300)
Increase in payable for Trustees' fees and expenses	13,754
Increase in payable for investment management fees	47,515
Increase in payable for service fees	1,740
Increase in payable for accrued expenses and other liabilities	20,435
Net change in unrealized (appreciation) depreciation on investments	33,792,123
Net realized loss	9,120,177
Net cash used in operating activities	(438,918,919)
Cash flows from financing activities:
Proceeds from shares sold	242,211,921
Payment on shares redeemed	(129,595,985)
Proceeds from reverse repurchase agreements	326,289,337
Net cash from financing activities	438,905,273
Net decrease in cash	(13,646)
Cash at beginning of year	18,383
Cash at end of year	$4,737
Non-cash financing activities not included herein consist of reinvestment of all distributions of:	$24,434,898
Cash paid out for interest on reverse repurchase agreement	$3,374,008

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.  The Fund
   MML Series Investment Fund II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 28, 2005, as amended. The following are six series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Inflation-Protected and Income Fund (formerly MML Inflation-Protected Bond Fund) ("Inflation-Protected and Income Fund"), MML Enhanced Index Core Equity Fund ("Enhanced Index Core Equity Fund"), MML Small Cap Equity Fund ("Small Cap Equity Fund"), MML Small Company Opportunities Fund ("Small Company Opportunities Fund"), MML Strategic Emerging Markets Fund ("Strategic Emerging Markets Fund") and MML China Fund ("China Fund").

The Strategic Emerging Markets Fund and China Fund commenced operations on August 27, 2008.

The Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

The Inflation-Protected and Income Fund, Enhanced Index Core Equity Fund, Small Cap Equity Fund and Small Company Opportunities Fund offer the following two classes of shares: Initial Class and Service Class shares. Service Class shares commenced operations on August 15, 2008. The Strategic Emerging Markets Fund and China Fund offer the following two classes of shares: Class II and Service Class I shares. Class II shares for the Strategic Emerging Markets Fund and China Fund are not currently available. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution services borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Funds' Prospectus.

2.  Significant Accounting Policies
   The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
    Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other funds are valued at their net asset value as reported on each business day. Swaps are marked to market daily based upon values from third party vendors or market makers to the extent available or model prices. Valuations received from third party vendors are determined using various valuation systems and models based on the type of instrument. The underlying inputs and market data used in such models may include broker quotes, market indices and yield curves, counterparty information, foreign exchange rates and other market data. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent, or as noted above, are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees.

Notes to Financial Statements (Continued)

Securities are typically valued on the basis of their readily available market quotations furnished by pricing services authorized by the Trustees. However, in certain cases, market quotations for a specific portfolio security are readily available, but the authorized pricing service may not provide a price for that security, or the price provided by such authorized pricing service is deemed unreliable by the investment adviser or sub-adviser. In such cases, market quotations provided by an established market maker for that security (i.e. broker quotes) may be used to value the security if the investment adviser has reason to believe such quotations are reasonably likely to be reliable.

In addition, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available, or is not deemed reliable by the investment adviser, or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, a fair value pricing service is used to assist in the pricing of foreign securities held by the Trust. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

The Funds adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 established a three-tier hierarchy to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices (unadjusted) in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Notes to Financial Statements (Continued)

The following is the aggregate value by input level as of December 31, 2008 for the Funds' investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Inflation-Protected and Income Fund	$-	$761,916,051	$-	$761,916,051
Enhanced Index Core Equity Fund	16,075,823	97,126	-	16,172,949
Small Cap Equity Fund	86,215,628	1,417,118	138	87,632,884
Small Company Opportunities Fund	36,536,822	1,800,451	-	38,337,273
Strategic Emerging Markets Fund	4,727,915	5,739,653	-	10,467,568
China Fund	476,643	10,680,732	-	11,157,375

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities
	Balance as of 12/31/07	Accrued discounts/ premiums	Realized gain/loss and change in unrealized appreciation (depreciation)	Net purchases/ sales	Net transfers in and/or out of Level 3	Balance as of 12/31/08	Net change in unrealized appreciation (depreciation) from investments still held as of 12/31/08
Small Cap Equity Fund	$-	$-	$(2,120)	$-	$2,258	$138	$(2,120)

Securities Lending
    Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Fund taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities.

The Funds had no securities on loan at December 31, 2008.

Notes to Financial Statements (Continued)

The Funds receive, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2008, the Funds earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Inflation-Protected and Income Fund	$489,948	$385,450	$104,498
Enhanced Index Core Equity Fund	18,905	16,295	2,610
Small Cap Equity Fund	109,406	69,908	39,498
Small Company Opportunities Fund	103,620	69,137	34,483
	$721,879	$540,790	$181,089

Repurchase Agreements
    Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

The Fund(s) had repurchase agreements as shown in the Portfolios of Investments at December 31, 2008.

Reverse Repurchase Agreements
   Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund's obligation to repurchase the securities.

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open reverse repurchase agreements at December 31, 2008:

Description	Value
Inflation-Protected and Income Fund
Agreement with Banque Paribas, dated 10/23/08, 1.65%, to be repurchased on demand until 1/20/09 at value plus accrued interest.	$12,204,872
Agreement with Banque Paribas, dated 10/23/08, 1.65%, to be repurchased on demand until 1/20/09 at value plus accrued interest.	30,660,864
Agreement with Deutsche Bank, dated 11/04/08, 0.85%, to be repurchased on demand until 1/06/09 at value plus accrued interest.	47,334,000
Agreement with Banque Paribas, dated 11/06/08, 1.05%, to be repurchased on demand until 2/05/09 at value plus accrued interest.	48,886,601
Agreement with HSBC Finance Corp., dated 11/13/08, 0.90%, to be repurchased on demand until 2/12/09 at value plus accrued interest.	92,507,000
Agreement with Banque Paribas, dated 12/17/08, 0.80%, to be repurchased on demand until 1/20/09 at value plus accrued interest.	69,084,000
Agreement with HSBC Finance Corp., dated 12/10/08, 0.60%, to be repurchased on demand until 3/11/09 at value plus accrued interest.	25,612,000
$326,289,337
Average balance outstanding	$209,765,258
Average interest rate	1.81%
Maximum balance outstanding	$397,776,654

Average balance outstanding was calculated based on daily balances outstanding during the period divided by the number of days in the period.

Accounting for Investment Transactions
   Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments (which may include proceeds received from litigation) and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain.

Federal Income Tax
    It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no federal income tax provision is required.

Notes to Financial Statements (Continued)

Dividends and Distributions to Shareholders
    Dividends from net investment income are declared and paid quarterly for the Inflation-Protected and Income Fund and annually for the Enhanced Index Core Equity Fund, Small Cap Equity Fund, Small Company Opportunities Fund, Strategic Emerging Markets Fund, and China Fund at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Foreign Currency Translation
    The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Swaps, Caps, Floors and Collars
    A typical swap agreement involves the exchange by the Fund with another party of commitments to pay or receive cash flows, such as an exchange of floating interest rate payments for fixed interest rate payments with respect to a notional amount of principal. There are various types of swaps, including, for example, interest rate swaps, credit default swaps, total return swaps, and caps, floors, and collars.

Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of interest payments, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. For example, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.

Credit default swaps. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a specified issuer. One party, acting as a "protection buyer," makes periodic payments to the other party, a "protection seller," in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a "short" position in a bond it does not own.

As the protection buyer in a credit default swap, the Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans (such as those of a U.S. or foreign issuer or a basket of such issuers) to the protection seller and receive the par (or other agreed-upon) value upon default (or similar events) by the reference issuer. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund. As the protection buyer, the Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event).

Notes to Financial Statements (Continued)

In addition, when the Fund is a protection buyer, the Fund's investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying reference obligation.

The Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default (or similar event) by the third-party reference issuer. In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

Total return swaps. In a total return swap, payments made by the Fund or the counterparty are based on the total return of an underlying asset(s), which may include an equity or fixed-income security, a combination of such securities, or an index. The value of the swap position as well as the payments required to be made by the Fund or the counterparty will increase or decrease depending on the changes in value of the underlying asset(s). In a total return swap, one party will agree to pay to the other the increase in value of an underlying asset in return for the agreement by the other party to make periodic floating rate payments plus the amount of any decline in the value of the underlying asset.

Caps, floors, collars. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Funds will maintain cash or liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligation under the agreement.

During the term of a swap transaction, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

During the period that the credit default swap contract is open, the contract is marked to market in accordance with the terms of the contract based on the current interest rate spreads and credit risk of the referred obligation of the underlying issuer and interest accrual through the valuation date. Changes in the value of credit default swap contracts are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

Risk Factors in Swap Contracts and Other Two-Party Contracts. The most significant factor in the performance of swaps, caps, floors, and collars and other similar transactions is the change in the value

Notes to Financial Statements (Continued)

of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement. If the investment adviser is incorrect in its forecasts of such factors, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used.

In addition, a Fund may only close out a swap, cap, floor, collar, or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. For example, because the contract for each two-party derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under a derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund(s) had no open swap agreements at December 31, 2008.

Inflation-Indexed Bonds
  The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a periodic coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing,

Notes to Financial Statements (Continued)

food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Allocation of Operating Activity
    In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class's operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities
    Each of the Strategic Emerging Markets Fund and the China Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

3.  Management Fees and Other Transactions

Investment Management Fees
    Under agreements between the Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly, based upon each Fund's average daily net assets, at the following annual rates:

Inflation-Protected and Income Fund	0.60% of the first $100 million,
0.55% of the next $200 million,
0.50% of the next $200 million,
0.45% of any excess over $500 million
Enhanced Index Core Equity Fund	0.55%
Small Cap Equity Fund	0.65% of the first $100 million,
0.60% of the next $100 million,
0.55% of the next $300 million,
0.50% of any excess over $500 million
Small Company Opportunities Fund	1.05%
Strategic Emerging Markets Fund	1.05%
China Fund	1.05%

MassMutual has entered into investment sub-advisory agreements with Babson Capital Management LLC ("Babson Capital"), pursuant to which Babson Capital serves as the Inflation-Protected and Income Fund's and the Enhanced Index Core Equity Fund's sub-adviser providing day-to-day management of each Fund's investments. Babson Capital is a wholly owned subsidiary of MassMutual Holding LLC, which is a controlled subsidiary of MassMutual. Babson Capital receives a fee from MassMutual equal to an annual rate of 0.08% of the average daily net assets of the Inflation-Protected and Income Fund. For the Enhanced Index Core Equity Fund, Babson Capital receives a fee from MassMutual at the following annual rates on Aggregate Assets: 0.30% of the first $50 million, 0.25%

Notes to Financial Statements (Continued)

of the next $50 million, and 0.20% of any excess over $100 million. For purposes of this sub-advisory agreement, "Aggregate Assets" means the aggregate of (i) the average daily net assets of the Fund determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading, and (ii) the average daily net assets of certain other funds or accounts of MassMutual or its affiliates, including other funds registered under the 1940 Act, for which Babson Capital provides investment advisory services, as agreed upon from time to time by MassMutual and Babson Capital, determined at the close of the Exchange on each day that the Exchange is open for trading.

MassMutual has entered into investment sub-advisory agreements with OppenheimerFunds, Inc. ("OFI"), pursuant to which OFI serves as the Small Cap Equity Fund's and Small Company Opportunities Fund's sub-adviser providing day-to-day management of each Fund's investments. OFI is a majority owned, indirect subsidiary of MassMutual. OFI receives a fee from MassMutual equal to an annual rate of 0.25% of the average daily net assets of the Small Cap Equity Fund and 0.75% of the average daily net assets of the Small Company Opportunities Fund.

MassMutual has entered into investment sub-advisory agreements with Baring International Investment Ltd. ("Baring"), pursuant to which Baring serves as the Strategic Emerging Markets Fund's and China Fund's sub-adviser providing day-to-day management of each Fund's investments. Baring receives a fee from MassMutual equal to an annual rate of 0.65% of the average daily net assets of the Strategic Emerging Markets Fund and 0.65% of the average daily net assets of the China Fund.

The Funds' sub-advisory fees are paid out of the management fees previously disclosed above.

Administration Fees
    For the Strategic Emerging Markets Fund and China Fund, under a separate administrative and shareholder services agreement between the Funds and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly, based upon the average daily net assets of the applicable class of shares of the Strategic Emerging Markets Fund and China Fund, at the following annual rates:

Class II	0.25%
Service Class I	0.25%

Distribution and Service Fees
   MML Distributors, LLC (the "Distributor") acts as distributor to the Funds. Pursuant to a 12b-1 Plan adopted by the Funds, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by its connection with the distribution of Service Class shares and Service Class I shares of each Fund; and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders.

Expense Caps
and Waivers
   MassMutual agreed to bear the expenses of the Enhanced Index Core Equity Fund, Small Cap Equity Fund and Small Company Opportunities Fund (other than the management fees, interest, taxes, brokerage commissions, extraordinary litigation expenses and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund* fees and expenses, in excess of 0.11% of the average daily net asset values of each Fund through April 30, 2008. MassMutual has agreed to cap the fees and expenses of the Strategic Emerging Markets Fund and China Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), (excluding Acquired Fund* fees and expenses for Strategic Emerging Markets Fund), in excess of 1.40% and 1.65% of average daily net assets of Class II and Service Class I, respectively, through May 2, 2010.

*  Acquired Fund fees and expenses represent approximate expenses borne indirectly by a Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors

Notes to Financial Statements (Continued)

including, among others, a change in allocation of a Fund's investments among other pooled investment vehicles.

Deferred Compensation
   Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest and shall be recorded on the Funds' books as other liabilities. For the year ended December 31, 2008, no significant amounts have been deferred.

Other
   Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.  Purchases and Sales of Investments
   Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2008, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Inflation-Protected and Income Fund	$294,521,965	$-	$179,529,350	$-
Enhanced Index Core Equity Fund	-	45,385,419	-	60,988,994
Small Cap Equity Fund	-	145,182,943	-	98,135,251
Small Company Opportunities Fund	-	28,100,502	-	42,105,025
Strategic Emerging Markets Fund	-	18,239,930	-	2,974,986
China Fund	-	21,358,477	-	6,940,544

5.  Capital Share Transactions
     Changes in shares outstanding for each Fund were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Inflation-Protected and Income Fund Initial Class
Sold	23,011,876	$236,390,987	11,307,026	$116,873,418
Issued as reinvestment of dividends	2,387,759	24,417,353	1,222,086	12,562,252
Redeemed	(14,650,990)	(144,933,234)	(3,341,494)	(34,811,013)
Net increase (decrease)	10,748,645	$115,875,106	9,187,618	$94,624,657
Inflation-Protected and Income Fund Service Class*
Sold	647,385	$6,063,412
Issued as reinvestment of dividends	1,798	17,545
Redeemed	(24,121)	(228,147)
Net increase (decrease)	625,062	$5,852,810

Notes to Financial Statements (Continued)

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Enhanced Index Core Equity Fund Initial Class
Sold	138,089	$1,194,246	230,515	$2,577,484
Issued as reinvestment of dividends	72,200	436,181	463,943	4,828,195
Redeemed	(1,966,665)	(17,372,986)	(636,371)	(7,130,328)
Net increase (decrease)	(1,756,376)	$(15,742,559)	58,087	$275,351
Enhanced Index Core Equity Fund Service Class*
Sold	29,844	$215,600
Issued as reinvestment of dividends	672	4,055
Redeemed	(2,782)	(18,080)
Net increase (decrease)	27,734	$201,575
Small Cap Equity Fund Initial Class
Sold	9,199,724	$62,947,998	695,612	$7,273,635
Issued as reinvestment of dividends	742	6,246	842,775	7,967,512
Redeemed	(2,224,140)	(16,514,835)	(1,577,217)	(16,446,148)
Net increase (decrease)	6,976,326	$46,439,409	(38,830)	$(1,205,001)
Small Cap Equity Fund Service Class*
Sold	85,130	$496,122
Issued as reinvestment of dividends	1	6
Redeemed	(17,744)	(91,682)
Net increase (decrease)	67,387	$404,446
Small Company Opportunities Fund Initial Class
Sold	576,411	$5,344,842	840,166	$13,122,114
Issued as reinvestment of dividends	128,457	1,245,427	1,708,188	19,983,625
Redeemed	(2,376,745)	(22,169,500)	(880,817)	(13,465,681)
Net increase (decrease)	(1,671,877)	$(15,579,231)	1,667,537	$19,640,058
Small Company Opportunities Fund Service Class*
Sold	66,689	$480,620
Issued as reinvestment of dividends	336	2,804
Redeemed	(2,285)	(15,450)
Net increase (decrease)	64,740	$467,974
Strategic Emerging Markets Fund Service Class I**
Sold	1,589,402	$15,559,044
Issued as reinvestment of dividends	888	5,581
Redeemed	(3,200)	(21,098)
Net increase (decrease)	1,587,090	$15,543,527
China Fund Service Class I**
Sold	1,533,679	$15,232,044
Issued as reinvestment of dividends	2,507	19,501
Redeemed	(4,903)	(35,639)
Net increase (decrease)	1,531,283	$15,215,906

*  Service Class commenced operations on August 15, 2008.

**  Fund commenced operations on August 27, 2008.

Notes to Financial Statements (Continued)

6.  Federal Income Tax Information
   At December 31, 2008, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Inflation-Protected and Income Fund	$796,668,983	$189,391	$(34,942,323)	$(34,752,932)
Enhanced Index Core Equity Fund	21,141,124	333,862	(5,302,037)	(4,968,175)
Small Cap Equity Fund	115,976,756	3,064,978	(31,408,850)	(28,343,872)
Small Company Opportunities Fund	74,563,168	1,019,486	(37,245,381)	(36,225,895)
Strategic Emerging Markets Fund	14,448,460	136,393	(4,117,285)	(3,980,892)
China Fund	13,338,412	415,364	(2,596,401)	(2,181,037)

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first. At December 31, 2008, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2014	Expiring 2015	Expiring 2016
Inflation-Protected and Income Fund	$608,772	$760,775	$5,198,927
Enhanced Index Core Equity Fund	-	-	4,071,189
Small Cap Equity Fund	-	-	7,017,788
Small Company Opportunities Fund	-	-	2,913,392
Strategic Emerging Markets Fund	-	-	576,359
China Fund	-	-	1,549,739

The following Fund(s) elected to defer to January 1, 2009, post-October capital losses:

Amount
Inflation-Protected and Income Fund	$322,514
Enhanced Index Core Equity Fund	2,029,941
Small Cap Equity Fund	1,888,900
Small Company Opportunities Fund	897,068
Strategic Emerging Markets Fund	480,854

The Strategic Emerging Markets Fund has elected to defer to January 1, 2009, post-October currency losses in the amount of $10,146.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2008, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Inflation-Protected and Income Fund	$20,018,780	$-	$4,416,118
Enhanced Index Core Equity Fund	438,182	-	2,054
Small Cap Equity Fund	351	5,902	-
Small Company Opportunities Fund	342,442	872,651	33,139
Strategic Emerging Markets Fund	5,581	-	-
China Fund	19,501	-	-

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2007, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Inflation-Protected and Income Fund	$12,539,749	$-	$22,503
Enhanced Index Core Equity Fund	3,361,222	1,462,949	4,024
Small Cap Equity Fund	5,768,746	2,198,766	-
Small Company Opportunities Fund	5,685,398	14,298,227	-

The following Fund(s) have elected to pass through foreign tax credit for the year ended December 31, 2008:

Amount
Strategic Emerging Markets Fund	$4,746

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2008, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities.

At December 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Inflation-Protected and Income Fund	$-	$(6,568,474)	$(332,682)	$(34,752,932)
Enhanced Index Core Equity Fund	-	(4,071,189)	(2,031,479)	(4,968,175)
Small Cap Equity Fund	368,010	(7,017,788)	(1,897,440)	(28,343,880)
Small Company Opportunities Fund	-	(2,913,392)	(900,772)	(36,225,895)
Strategic Emerging Markets Fund	-	(576,359)	(491,209)	(3,980,538)
China Fund	766	(1,549,739)	(215)	(2,181,044)

During the year ended December 31, 2008, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Inflation-Protected and Income Fund	$-	$874,337	$(874,337)
Enhanced Index Core Equity Fund	132	5,617	(5,749)
Small Cap Equity Fund	-	36,538	(36,538)
Small Company Opportunities Fund	1	4	(5)
Strategic Emerging Markets Fund	-	27,849	(27,849)
China Fund	-	2,171	(2,171)

The Funds are subject to the provisions of FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Funds did not have any unrecognized tax benefits at December 31, 2008,

Notes to Financial Statements (Continued)

nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2008, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds' understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.  Indemnifications
   Under the Funds' organizational documents, current and former Trustees and Officers are provided with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.  New Accounting Pronouncements
   In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds' use of, and accounting for, derivative instruments and the effect on the results of each Fund's operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds' financial statement disclosures.

9.  Proxy Voting (Unaudited)
   A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

10.  Quarterly Reporting (Unaudited)
   The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

11.  Trustees' Approval of Investment Advisory Contracts (Unaudited)
   At a meeting held on May 21, 2008, the Trustees, including the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Trust, MassMutual or Sub-Advisers (the "Independent Trustees"), approved the Advisory Agreements for two new series of the MML Series Investment Fund II , the Strategic Emerging Markets Fund and the China Fund, and the Sub-Advisory Agreements with Baring for each Fund, subject to approval by the shareholders of each Fund of the respective Advisory and Sub-Advisory Agreements. In preparation for the meeting, the Trustees requested, and MassMutual provided in advance, certain materials relevant to the consideration of the Advisory and Sub-Advisory Agreements (the "Materials"). In all of their deliberations, the Trustees were advised by independent counsel.

In approving the Advisory Agreements, the Trustees considered the Materials and information discussed with representatives of MassMutual ("Management") at the meeting relating to MassMutual and the nature, scope and quality of services MassMutual would provide to the Funds. The Trustees noted the fact that MassMutual would delegate substantially all responsibility for furnishing a continuous investment program for the Funds, and making investment decisions with respect to the Funds' assets, to the relevant Sub-Adviser. The Trustees examined MassMutual's ability to provide investment oversight, administrative and shareholders services to each Fund. The Trustees also

Notes to Financial Statements (Continued)

considered the experience and qualifications of the personnel of MassMutual that would be performing, or overseeing the performance of, the services to be provided to each Fund and the needs of each Fund for administrative and shareholder services.

The Trustees considered a number of factors it believed would be relevant to the interests of the shareholders of the Funds. Such factors included: (i) the ability of MassMutual to monitor the operations and performance of Baring; (ii) the financial condition, stability and business strategy of MassMutual; (iii) the ability of MassMutual with respect to regulatory compliance and the ability to monitor compliance with the investment policies of the Funds; (iv) the profitability of MassMutual; (v) possible economies of scale; and (vi) any conditions affecting MassMutual's future provision of high quality services to the Funds.

In approving the Sub-Advisory Agreements, the Trustees discussed with Management and considered a wide range of information about, among other things: (i) Baring and its personnel with responsibilities for providing services to the Funds; (ii) the terms of the Sub-Advisory Agreements; (iii) the scope and quality of services to be provided to the Funds under the Sub-Advisory Agreements; (iv) the historical investment performance track record of Baring; (v) the fees payable to Baring by MassMutual and the effect of such fees on the profitability to MassMutual; and (vi) Baring's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to Baring.

Based on the foregoing, the Trustees determined that: (i) overall, they were satisfied with the nature, extent and quality of services expected to be provided under the Advisory Agreements, including the anticipated level of MassMutual's oversight of the Funds and the sub-advisory process; (ii) MassMutual's projected levels of profitability from its relationship to the Funds were not excessive and the advisory fees payable under the Advisory Agreements and the Fund's total expenses were fair and reasonable; (iii) the investment processes, research capabilities and philosophies of Baring would be well suited to each Fund given its investment objectives and policies; and (iv) the terms of the Advisory and Sub-Advisory Agreements were fair and reasonable with respect to each Fund and were in the best interests of each Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Advisory Agreements and the Sub-Advisory Agreements.

Prior to the votes being taken to approve the Advisory and Sub-Advisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. In their deliberations with respect to these matters, the Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Advisory Agreements and Sub-Advisory Agreements became effective on August 15, 2008.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML Inflation-Protected and Income Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Equity Fund, MML Small Company Opportunities Fund, MML Strategic Emerging Markets Fund and MML China Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MML Inflation-Protected and Income Fund (formerly MML Inflation-Protected Bond Fund), MML Enhanced Index Core Equity Fund, MML Small Cap Equity Fund, MML Small Company Opportunities Fund, MML Strategic Emerging Markets Fund and MML China Fund (collectively the "Funds"), six of the funds comprising the MML Series Investment Fund II ("MML II Trust"), as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended (except for MML Strategic Emerging Markets Fund and MML China Fund for which the periods are from the start of business August 27, 2008 through December 31, 2008) and the statement of cash flows for the MML Inflation-Protected and Income Fund for the year then ended. These financial statements and financial highlights are the responsibility of the MML II Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The MML II Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the MML II Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended (except for MML Strategic Emerging Markets Fund and MML China Fund for which the periods are from the start of business August 27, 2008 through December 31, 2008) and the cash flows for the MML Inflation-Protected and Income Fund for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 20, 2009

Trustees and Officers (Unaudited)

The following table lists the Trust's Trustees and Officers as of December 31, 2008; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
	Nabil N. El-Hage Age: 50	Chairman Trustee	Since 2006 Since 2005	Professor of Management Practice (since 2005), Senior Lecturer (2003-2005), Harvard Business School; Chairman (1995-2005) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers).	34		Director (since 2007), Virtual Radiologic Corporation; Chairman (since 2006), Trustee (since 2003), MassMutual Premier Funds (open-end investment company).

	Maria D. Furman Age: 54	Trustee	Since 2005	Managing Director, Director and Portfolio Manager (1976-2002), Standish, Ayer and Wood (investment management).	34		Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

	C. Ann Merrifield Age: 57	Trustee	Since 2005	President, Biosurgery (since 2003), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation.	34		Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

	Corine T. Norgaard Age: 71	Trustee	Since 2005	President (2004-2005), Thompson Enterprises (real estate investment); Dean (1996-2004), Barney School of Business at the University of Hartford.	36	***	Director (since 1992), ING Variable Funds (formerly Aetna Variable Fund); Director (since 1993), ING Series Fund, Inc. (formerly Aetna Series Fund); Trustee (since 1997), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Frederick C. Castellani^ Age: 62	Vice Chairman and Trustee	Since 2006	Retired; Executive Vice President (2001-2008), Senior Vice President (1996-2001), MassMutual.	34	Trustee and Vice Chairman (since 2006), President (2006-2008), Vice President (2004-2006), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office^^ and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
	Richard J. Byrne Age: 46	President	Since 2007	Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; President (since 2007), MML Series Investment Fund (open-end investment company).	37

	Nicholas H. Palmerino Age: 43	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JPMorgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.; Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	91

	Andrew M. Goldberg Age: 42	Vice President, Clerk and Chief Legal Officer Assistant Clerk	Since 2008 (2005- 2008)	Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company).	91

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office^^ and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Age: 44	Vice President and Chief Compliance Officer	Since 2007	Vice President, Compliance (since 2007), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company).	91

Stephen J. Brunette Age: 38	Vice President	Since 2007	Assistant Vice President (since 2007), Director (2006-2007), Investment Consultant (2003-2006), MassMutual; Vice President (since 2007), MML Series Investment Fund (open-end investment company).	37

John E. Deitelbaum Age: 40	Vice President Clerk and Chief Legal Officer	Since 2006 (2006-2008)	Corporate Vice President and Associate General Counsel (since 2007), Vice President and Associate General Counsel (2006-2007), Second Vice President and Associate General Counsel (2000-2006), MassMutual; Vice President (since 2006), Secretary and Chief Legal Officer (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), Clerk and Chief Legal Officer (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), Secretary and Chief Legal Officer (2006-2008), MML Series Investment Fund (open-end investment company).	91

Eric H. Wietsma Age: 42	Vice President	Since 2006	Corporate Vice President (since 2007), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company).	91

*  The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**  Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, (i) a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years and, (ii) an interested Trustee shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual, or an affiliate. Notwithstanding the above, however, the term of Mr. Castellani has been extended for one full year, beginning upon the date of his retirement from MassMutual and ending on the one-year anniversary of the date of his retirement.

The Chairperson and Vice Chairperson are elected to hold such office for a term of four years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

***  MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^  Mr. Castellani is an "Interested Person," as that term is defined in the 1940 Act, through his former employment with MassMutual.

^^  The President, Treasurer and Clerk are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)' year ended December 31, 2008 qualified for the dividends received deduction, as follows:

Fund Name	Dividends Received Deduction
Enhanced Index Core Equity Fund	100.00%
Small Cap Equity Fund	11.00%
Small Company Opportunities Fund	7.00%

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended December 31, 2008:

Fund Name	Qualified Dividend Income
Enhanced Index Core Equity Fund	100.00%
Small Company Opportunities Fund	23.81%
Strategic Emerging Markets Fund	100.00%
China Fund	100.00%

Other Information (Unaudited)

Fund Expenses December 31, 2008

Expense Examples	The following information is in regards to expenses for the six months ended December 31, 2008:
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2008.

Actual Expenses	The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes	The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expense Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expense Incurred*
Inflation-Protected and Income Fund
Initial Class	$1,000	0.61%	$917.00	$2.94	$1,014.60	$3.09
Service Class**	1,000	0.86%	921.30	3.14	1,011.80	4.35
Enhanced Index Core Equity Fund
Initial Class	$1,000	0.95%	$717.90	$4.10	$1,020.40	$4.82
Service Class**	1,000	1.28%	708.40	4.15	1,014.10	6.48
Small Cap Equity Fund
Initial Class	$1,000	0.94%	$697.80	$4.01	$1,020.40	$4.77
Service Class**	1,000	1.26%	642.90	3.93	1,014.20	6.38
Small Company Opportunities Fund
Initial Class	$1,000	1.22%	$717.20	$5.27	$1,019.00	$6.19
Service Class**	1,000	1.49%	645.40	4.66	1,011.70	7.54

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expense Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expense Incurred*
Strategic Emerging Markets Fund
Service Class I***	$1,000	1.65%	$661.40	$4.76	$1,011.60	$8.34
China Fund
Service Class I***	$1,000	1.65%	$750.20	$5.01	$1,011.60	$8.34

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2008, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

**  Actual expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period from inception of the Class on August 15, 2008, through December 31, 2008, multiplied by the number of days in the inception period and divided by the number of days in the year. Hypothetical expenses are calculated using the annualized expense ratio, multiplied by the average account value for the six months ended December 31, 2008, multiplied by the number of days in the six month period and divided by the number of days in the year.

***  Actual expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period from inception of the Fund on August 27, 2008, through December 31, 2008, multiplied by the number of days in the inception period and divided by the number of days in the year. Hypothetical expenses are calculated using the annualized expense ratio, multiplied by the average account value for the six months ended December 31, 2008, multiplied by the number of days in the six month period and divided by the number of days in the year.

Distributor
MML Distributors, LLC
1295 State Street
Springfield, MA 01111-0001

© 2009 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

L4540_II 209
RI01826

MML Series Investment Fund II

Annual Report

MML Money Market Fund

MML Managed Bond Fund

MML Blend Fund

MML Equity Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2008

Table of Contents

President's Letter to Shareholders	1

Economic and Market Review	3

Portfolio Manager Reports	7

Portfolio of Investments

MML Money Market Fund	19

MML Managed Bond Fund	20

MML Blend Fund	31

MML Equity Fund	44

Statements of Assets and Liabilities	47

Statements of Operations	49

Statements of Changes in Net Assets	50

Financial Highlights	52

Notes to Financial Statements	56

Report of Independent Registered Public Accounting Firm	72

Trustees and Officers (Unaudited)	73

Federal Tax Information (Unaudited)	76

Other Information (Unaudited)	77

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund II. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

MML Series Investment Fund II – President's Letter to Shareholders

To Our Shareholders

Richard J. Byrne

"While today's headlines may, at times, be alarming, it's important for you to keep in mind that your overall focus with respect to your retirement planning should not be on today's issues, but on whether or not your portfolio is positioned appropriately, based on your risk tolerance level and the number of years you expect to remain invested."

December 31, 2008

The economic challenges of 2008 remain, but maintaining a long-term approach is still critical

Welcome to the MML Series Investment Fund II Annual Report, covering the one-year period ended December 31, 2008. During 2008, one of the most difficult years in recent history, Americans struggled through a broad range of economic challenges – many of which had not been seen in decades. These difficulties forced many to adopt lifestyle changes that necessitated a closer look at all expenditures, including those associated with preparing for a more secure financial future.

Throughout it all, however, it's important to remember that investing for retirement is a long-term proposition. So while today's headlines may, at times, be alarming, it's important for you to keep in mind that your overall focus with respect to your retirement planning should not be on today's issues, but on whether or not your portfolio is positioned appropriately, based on your risk tolerance level and the number of years you expect to remain invested.

What retirement investors can do in today's challenging environment

•  Stay calm. While it is important to stay abreast of what is going on in the financial markets today, it's more important to keep it all in the proper perspective. If you're like most retirement investors, you won't be looking to withdraw your retirement funds in 2009. And even if you do begin to withdraw money this year, the majority of your retirement account will likely remain invested for many years to come.

•  Get professional help. If you work with a financial professional, today's economic environment provides you with an excellent reason to consult him or her to assess your overall retirement plan. Together, you can determine any adjustments that should be made to your portfolio or your contribution levels to help you reach your long-term financial goals.

•  Dollar-cost-averaging may help investors in volatile markets.1 Making investments at regular intervals, regardless of market conditions, can help you to take advantage of market swings by buying more shares/units when prices are down, and fewer shares/units when prices are up.

•  Try to avoid sudden or drastic changes. While you may intend to remain invested for a number of years, it's important that you implement any changes to your portfolio based on a thorough review of your long-term needs and objectives. Your financial professional can help you assess your situation – and help you avoid sudden moves that investors often come to regret over time.

Keep your eye on the future

As a reminder, the financial markets, like our economy, have always been cyclical, but historically have provided opportunities for growth over the long term. We believe investors should consider a portfolio that is designed to function properly under all market conditions, based on your risk tolerance and the number of years you have until retirement. This can help to eliminate the need for sudden changes in positioning during times of market volatility. Most financial professionals believe that investors who maintain their financial strategy over time have the potential to reach their long-term financial objectives.

1  Dollar-cost-averaging does not assure a profit or protect against loss in a declining market, and involves continuous investment in securities regardless of fluctuating prices. An investor should consider his/her ability to continue investing through periods of low price levels. See the MML Series Investment Fund II prospectus for complete details.

(Continued)

1

MML Series Investment Fund II – President's Letter to Shareholders (Continued)

I thank you for your continued confidence in MassMutual.

Sincerely,

Richard J. Byrne
President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/09 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund II – Economic and Market Review

December 31, 2008

Financial markets roiled by critical problems; U.S. Government intervention attempts to avoid economic meltdown

During the year ended December 31, 2008, severe problems that had begun to challenge many Americans before the year even began continued to rock the financial world – the subprime mortgage crisis, the weak U.S. housing market and high commodity (particularly oil) prices – and served as a drag on the economy in 2008. Oil prices dropped in the second half of the year on lowered demand, reflecting a global economic slowdown. Key market events triggered aggressive interventions from the U.S. Government and governments worldwide, including revised monetary policies and corporate bailouts, which were intended to pull economies the world over out of their decline and stabilize financial markets. The credit crunch created by the subprime mortgage crisis took its toll on businesses of all sizes, and U.S. unemployment rose substantially over the course of the year. Investors will also remember 2008 as the year that changed the face of Wall Street. Indeed, the year marked the failures (or takeovers) of multiple major American financial institutions, including Bear Stearns, IndyMac Bancorp, Fannie Mae, Freddie Mac, American International Group (AIG), Merrill Lynch, Lehman Brothers, Washington Mutual and Wachovia.

Market performance

For the 12 months ended December 31, 2008, bonds outpaced equities in an environment of continual market volatility. The Dow Jones Industrial AverageSM ("Dow"), a recognized measure of blue-chip stock performance, shed 33.84% of its value during what turned out to be its worst year since 1931. Similarly, the S&P 500® Index ("S&P 500"), a measure of U.S. large-cap stock performance, gave back 37.00% of its value. Small-cap and technology stocks, as measured by the Russell 2000® Index and the NASDAQ Composite® Index ("NASDAQ"), respectively, posted losses of 33.80% and 40.53%. A significant loser in the U.S. equity market, however, was the Russell Midcap Growth Index, a benchmark of the performance of mid-cap U.S. common stocks, which lost 44.32% for the year. In international equity markets, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI® EAFE®"), a benchmark for foreign stocks in developed markets, fell 43.39%. Of particular note in the international equity marketplace in 2008 was the Morgan Stanley Capital International Emerging Markets Index, which measures the performance of emerging stock markets throughout the world, but excludes certain market segments unavailable to U.S.-based investors. It lost 53.33% of its value.*

Investments in the fixed-income markets for the most part fared significantly better than their equity peers during 2008. A standout performer was the Barclays Capital 1-3 Year U.S. Government Bond Index (formerly known as the Lehman Brothers® 1-3 Year U.S. Government Bond Index), which measures the results of U.S. Government bonds with one to three years remaining to the scheduled payment of principal. It advanced 6.66%. Other closely watched benchmarks in the fixed-income market also gained ground in 2008. The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index), a broad measure of the U.S. investment-grade bond markets, returned 5.24%. Treasury bills also advanced, as measured by the Salomon Smith Barney 3-Month Treasury Bill Index, which returned 1.80%. Reflecting investor preference for higher-quality securities and aversion to risk in this environment, the Barclays Capital U.S. Corporate High-Yield Bond Index (formerly known as the Lehman Brothers U.S. Corporate High-Yield Bond Index) – which measures the performance of fixed rate, non-investment-grade debt – lost 26.16%, but still managed to outperform the S&P 500 and the Dow.*

* Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

3

MML Series Investment Fund II – Economic and Market Review (Continued)

2008 stumbles out of the gate in the first quarter

2008 began against a backdrop of a subprime mortgage crisis and blue-chip financial company writedowns (i.e., the reduction of the book value of an asset because it is overvalued compared to the current market value) – along with countless earnings disappointments. Headlines announced departures of well-known senior and top executives from some of Wall Street's giants in the wake of the ever-growing impact of the subprime crisis – in an indication of what was yet to come. In this environment, U.S. and international stocks struggled and higher-quality bonds advanced, benefiting from concerned investors' preference for lower-risk investments. While the MSCI EAFE was weaker than the S&P 500 in local currency terms, a weak U.S. dollar boosted the former's dollar-based value.

As conditions in the financial markets deteriorated, the Federal Reserve ("Fed") responded to the burgeoning economic crisis by dramatically stepping up the pace at which Fed officials lowered short-term interest rates. After federal funds rate reductions of only 0.25% in October and December 2007, the Fed responded to January's falling stock market with an unscheduled 0.75% reduction on January 22, 2008 – with another 0.50% cut at the end of the month. The federal funds rate is the interest rate at which banks and other financial institutions lend to one another overnight. A weakening labor market and softening consumer spending, together with ongoing crisis conditions in the financials sector, prompted the Fed to make another 0.75% cut in March. In addition, in a major departure from previous Fed policy, the central bank announced that it was permitting investment banks to borrow directly from it, a privilege formerly reserved for commercial banks. This change of policy provides a source of short-term funds that can be accessed at the current discount rate (the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis).

The Fed's most controversial move during the first quarter was its involvement in the takeover of Bear Stearns, then the nation's fifth-largest investment bank, by JPMorgan Chase. As its customers withdrew funds at an accelerating pace and lenders pulled back on financing, Bear Stearns found itself in critical condition by mid-March. The Federal Reserve Bank of New York subsequently agreed to cover up to $29 billion in losses if Bear Stearns' assets should go bad, with JPMorgan Chase covering the first $1 billion, a move that proved to foretell of a new era in U.S. Government economic intervention. On March 31, 2008, Treasury Secretary Henry Paulson unveiled a plan to revamp the federal government's oversight of the U.S. financial markets.

The second quarter brings further challenges

In the second quarter of 2008, many sectors of both the stock and bond markets declined, as surging energy prices, which created a stiff headwind for the auto and airline industries, continued to challenge the American consumer. The surprising strength of the U.S. dollar during the quarter muted the returns of the MSCI EAFE, which nevertheless outperformed both the Dow and the S&P 500 for the three-month period. Crude oil touched $140 a barrel by the end of June, pushing the average price of a gallon of regular gasoline to more than $4.00. The May employment report unnerved investors, as the nation's unemployment rate rose from 5.0% to 5.5% and fueled concerns that the U.S. economy might enter a recession. Also weighing on investor sentiment in June was a worsening inflation picture. Elsewhere, home prices continued their decline. All of these factors led to slumping consumer confidence. On a brighter note, the U.S. dollar, which had been struggling against major currencies for quite some time, showed renewed strength.

4

MML Series Investment Fund II – Economic and Market Review (Continued)

Government intervention accelerates in the third quarter

Investors had hoped that the March 2008 takeover of Bear Stearns by JPMorgan Chase marked the turning point of the crisis in the financials sector. However, an extraordinary – and seemingly relentless – series of events in the third quarter of 2008 sent investors reeling and consequently, put downward pressure on stock prices:

•  July 11: Federal regulators seized IndyMac Bank;

•  Sept. 7: The U.S. Government rescued government-sponsored entities Fannie Mae and Freddie Mac;

•  Sept. 14: Brokerage and investment bank Merrill Lynch arranged to be bought by Bank of America;

•  Sept. 15: Lehman Brothers, the fourth-largest U.S. investment bank, filed for Chapter 11 bankruptcy protection in the largest corporate bankruptcy filing ever in the United States;

•  Sept. 16: Insurer AIG received an emergency, U.S. Government-underwritten $85 billion loan after its stock plunged and its debt was downgraded by all three major credit-rating agencies;

•  Sept. 19: U.S. Treasury Secretary Paulson unveiled a sweeping $700 billion proposal to purchase hard-to-sell mortgage assets from banks;

•  Sept. 21: Federal regulators agreed to allow the last two surviving U.S. investment banks, Goldman Sachs and Morgan Stanley, to become bank holding companies, in a move intended to help these banks survive the financial crisis and give them easier access to credit;

•  Sept. 25: Savings and loan Washington Mutual was seized by federal regulators, and its loan portfolio and retail branches were sold to JPMorgan Chase;

•  Sept. 29: Citigroup agreed to acquire the banking assets of Wachovia, the nation's fourth-largest bank, in a deal that excluded Wachovia's brokerage and asset management businesses. (The agreement never came to fruition. In the first week of October, Wells Fargo upended the Citigroup deal with one that included the purchase of all of Wachovia, including the firm's banking, retail brokerage, asset management, insurance and retirement services businesses.); and

•  Also on Sept. 29, the U.S. House of Representatives defeated the Bush administration's economic rescue plan, sending stocks sharply lower.

During the third quarter of 2008, the Dow declined 4.40%, while the S&P 500 lost 8.36%. Foreign equities struggled against slumping economic activity abroad and a sharp rally in the U.S. dollar, resulting in a decline of 20.56% for the MSCI EAFE.

Fourth quarter: U.S. Government passes bailout act; recession confirmed

In early October, President Bush signed the Emergency Economic Stabilization Act of 2008 (EESA) into law. EESA authorized the Troubled Asset Relief Program (TARP), which was originally expected to support financial institutions by buying their troubled assets. U.S. Treasury Secretary Henry Paulson later indicated that TARP's focus was shifting to companies providing consumer debt in an effort to improve the flow of funds for consumer loans. In late December, President Bush made $17.4 billion in loans (taken from TARP assets) available to General Motors Corp. and Chrysler after the U.S. Senate had rejected a proposal earlier in the month.

The Fed responded to the weak economy and low consumer confidence by cutting interest rates three times in the fourth quarter of 2008, bringing the target federal funds rate to a historic low of between zero and 0.25%, from its prior target of 1%. The Fed also cut the discount rate to 0.5%.

The widely anticipated official declaration of a U.S. recession finally occurred at the beginning of December, when the National Bureau of Economic Research (NBER) announced that the economy

5

MML Series Investment Fund II – Economic and Market Review (Continued)

had been in recession since the previous December (2007). Other headlines in the fourth quarter of 2008 also underscored the dire state of our economy:

•  November's unemployment report revealed a loss of 533,000 jobs, the biggest one-month decline since 1974.

•  Home prices continued to fall. In October, the 20-city Case-Shiller Home Price Index dropped by 18% versus a year earlier, marking 27 consecutive monthly declines for that benchmark.

•  The Institute for Supply Management's manufacturing index – in part, reflecting depressed auto sales – receded to 36.2 in November, its lowest reading since May 1982.

•  The retail industry suffered one of the worst holiday shopping seasons in years.

•  The broader economy, as measured by GDP (gross domestic product), fell by a revised 0.5% in the third quarter, its largest decline in seven years.

The Dow declined 19.12% for the quarter – similarly, the S&P 500 fell 21.96% and the NASDAQ lost 24.61%. Stocks of foreign developed markets also struggled, as the MSCI EAFE Index declined 19.96%. Oil prices continued their slide during December, closing out the year near $45 per barrel, as violence in the Middle East escalated. (Prices had dropped to the low $30 range earlier in the quarter.) Most other commodities also suffered from declining demand in the face of the global economic downturn. The U.S. dollar remained strong for most of the quarter. Fixed-income performance was mixed, as the continuing flight to quality that started at the end of 2007 benefited this market segment during the fourth quarter of 2008. The yield on the benchmark 10-year Treasury Note declined 1.60% to finish the year at 2.25% – spurring an increase in mortgage refinancings in the second half of the fourth quarter.

As 2008 drew to a close, investors were hopeful that the U.S. economy would emerge from recession and market performance would return to positive territory; however, many market watchers are cautious about the immediate future with so few encouraging signs on the horizon.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/09 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

6

MML Money Market Fund – Portfolio Manager Report

What is the investment objective of MML Money Market Fund – and who is the Fund's sub-adviser?  The Fund seeks to achieve high current income, the preservation of capital and liquidity. These objectives are of equal importance. The Fund invests in high-quality debt instruments that have a remaining maturity not exceeding 397 days. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2008?  The Fund's Initial Class shares returned 2.10%, underperforming the 2.41% return of the Lipper Taxable Money Market Fund Index (the "benchmark"), an unmanaged index of taxable money market mutual funds.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?  The money markets in 2008 were defined by the credit turmoil that affected primarily the last four months of the year. In a classic "flight to quality" trade, investors flocked to the relative safety of U.S. Government-backed securities, despite historically low yields. Yields on U.S. Treasury bills declined 3% during the year. Inflation fears receded on the back of crumbling energy and commodity prices, and a declining federal funds rate. The Federal Reserve ("Fed") lowered the benchmark funding rate 4% in 2008, ending the year with a "trading band" between zero and 0.25%. These Fed actions have severely reduced yield opportunities in the money market portfolios.

In response to this credit crisis, we avoided entire products and industry sectors in an effort to insulate the portfolio from the effects of this credit confusion. Simultaneously, the average duration was initially reduced to preserve liquidity in the face of an illiquid market and to minimize credit exposure until confidence could be restored. (Duration is a measure of a bond fund's sensitivity to interest rates, with each year of duration indicating greater vulnerability to interest rate movements.)

The average maturity of the portfolio was lengthened later in the fourth quarter of 2008, as the markets stabilized and many issuers started to return to the market with longer-term paper. Maturity refers to the amount of time until a bond's issuer is due to return the principal to the bond's owner. The average maturity of a bond portfolio takes the maturities of all the underlying bonds into account. The portfolio's duration was also increased as part of our search for yield. On the positive side, liquidity improved in the short-term markets, especially over the critical year-end period. Primary corporate bond issuance resumed, with the new FDIC-backed deals well received. Central bank programs designed to grease the wheels of the system to allow credit to flow again appeared to be slowly working. Notwithstanding these improvements and a modest rally into the waning days of the year, valuations across the fixed-income landscape exited 2008 at exceedingly stressed levels. In some sectors, prices arguably still reflected a fundamental environment as bad as, or worse than, that of the Great Depression.

What is your outlook?  The commercial paper market faces very different obstacles in 2009 relative to what it faced in 2007 and 2008. Dramatic expansionary monetary policy, expectations for a stimulus package of $1 trillion dollar or more, and further economic deterioration offer challenges and opportunities for money market participants. As yields on the highest-rated securities hover in the 0.50% and under range, institutional money funds could post zero yields and be forced to waive some fees in order to avert negative yields. Worsening global economic conditions may cause downgrades to many of the corporate issuers, resulting in fewer purchasing options, as more securities fall below the portfolio's quality threshold.

Issuance of new paper in the market is not expected to increase dramatically and opportunities for money market investments may diminish with continued downgrades by the ratings agencies due to the agencies' heightened sensitivity.

We continue to maintain a defensive posture with respect to portfolio positioning and trading. The historically low money market yields of 2008, combined with the diminished supply due to the Fed's Commercial Paper Funding Facility program, have made the search for attractive buying opportunities more difficult than any time in recent memory. At these levels, the Fund will seek to be a buyer of longer paper (90+ days) in an effort to maximize yield where appropriate. The Fund's analysts and traders continue to closely monitor all of the issuers whose bonds the Fund purchases in an effort to maintain the high quality of the portfolio.

7

MML Money Market Fund – Portfolio Manager Report (Continued)

MML Money Market Fund

Asset Allocation

(% of Net Assets) on 12/31/08

(Unaudited)

Commercial Paper	85.3%
Other Short-Term Debt	13.1%
Total Short-Term Investments	98.4%
Other Assets and Liabilities	1.6%
Net Assets	100.0%

8

MML Money Market Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Money Market Fund Initial Class and the Lipper Taxable Money Market Fund Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Ten Year Average Annual 1/1/99 - 12/31/08
Initial Class	2.10%	2.95%	3.10%
Lipper Taxable Money Market Fund Index	2.41%	3.01%	3.14%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Taxable Money Market Fund Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here. An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

9

MML Managed Bond Fund – Portfolio Manager Report

What is the investment objective of MML Managed Bond Fund – and who is the Fund's sub-adviser?  The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing at least 80% of its net assets in investment-grade fixed-income debt securities. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2008?  The Fund's Initial Class shares returned 2.38%, underperforming the 5.24% return of the Barclays Capital U.S. Aggregate Bond Index (the "benchmark"), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Government/Credit Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?  The year 2008 will be remembered as one of the most difficult periods on record for investors. Most, but not all, of the damage came in the third and fourth quarters, as earlier optimism faded, giving way to the reality that the credit crunch, banking crisis and global economic slowdown were, in fact, far worse than previously believed. The result was a classic "flight to quality," as virtually all risky assets traded significantly lower.

Against this backdrop, one of the primary drivers of the Fund's performance was its exposure to non-Treasury sectors. Quite literally, there was little opportunity in many bond categories. Many portfolio managers underperformed market benchmarks in 2008, as sector positioning proved to be generally more important than security selection. All credit-sensitive sectors of the bond market underperformed amid the rush for safety and security found in U.S. Government-guaranteed Treasuries. Lower-quality corporate, non-agency-backed mortgage and commercial mortgage securities were particularly weak, reflecting their sensitivity to deteriorating economic fundamentals.

Throughout the year, we maintained a fairly defensive posture in the Fund. In our corporate holdings, we generally moved up in quality, tilting toward defensive names and sectors well positioned to weather a downturn. Also, early in 2008, we further reduced our non-agency mortgage holdings in favor of agency-backed pass-throughs. Several successful derivative hedges, especially one in the commercial mortgage area, proved very helpful at offsetting weakness elsewhere in the portfolio throughout 2008. Another central theme was around trading to improve the liquidity of portfolio holdings, insuring our ability to maneuver in weak markets and/or periods of distress.

Despite all this, the Fund's performance was hampered in 2008 by exposure to the sectors mentioned above, in particular lower-quality corporates and non-agency mortgage-backed securities. Unfortunately, even slightly overweight positions in sectors of the market afflicted by historically large return dislocations resulted in a significant performance drag relative to the benchmark.

What is your outlook?  As we began 2009, the domestic economy was entering a deep and potentially prolonged slowdown. Global activity was moderating as well. In our view, corporate earnings will be weak for some time. Default rates are on the rise. Residential and commercial real estate markets will likely continue to deteriorate. We expect uncertainty, and therefore volatility, to remain high.

At the same time, history and current valuations suggest that a repeat of the abysmal performance of many segments of the fixed-income market during 2008 is unlikely this year. While we expect the broader environment to remain challenging for most of 2009, we believe that attractive opportunities have become available as we begin to think about positioning the Fund for the market's eventual recovery.

Pricing for most bond market sectors now accurately discounts the reality of the current cloudy situation, and then some. Unique opportunities exist in this environment, many with historically generous yields and varying forms of government support. Given this, we expect most – though not all – of these investments may have the potential to perform well, even if broad markets trade sideways or weaken a bit in 2009 due to further economic distress.

10

MML Managed Bond Fund – Portfolio Manager Report (Continued)

MML Managed Bond Fund

Quality Structure

(% of Net Assets) on 12/31/08

(Unaudited)

U.S. Governments, Aaa/AAA	66.2%
Aa/AA	3.3%
A	10.2%
Baa/BBB	14.4%
Ba/BB	2.2%
Other Long-Term Securities	0.4%
Total Long-Term Investments	96.7%
Short-Term Investments and Other Assets and Liabilities	3.3%
Net Assets	100.0%

11

MML Managed Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Managed Bond Fund Initial Class and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Ten Year Average Annual 1/1/99 - 12/31/08
Initial Class	2.38%	4.07%	5.11%
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Managed Bond Fund Service Class and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	1.96%
Barclays Capital U.S. Aggregate Bond Index	3.17	%+

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

12

MML Blend Fund – Portfolio Manager Report

What is the investment objective of MML Blend Fund – and who is the Fund's sub-adviser?  The Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2008?  The Fund's Initial Class shares returned -22.73%, significantly outperforming the -37.00% return of the S&P 500® Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. Conversely, the Fund trailed the 5.24% return of the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Government/Credit Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index. Finally, the Fund outpaced the -26.18% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?  With respect to the equity component of the Fund, the portfolio benefited from strong asset allocation in 2008. Except for a brief period in July and August when the market rallied, the Fund held an overweight position in bonds and an underweight allocation to stocks for much of the year.

The models used in the equity portion of the Fund performed well in 2008. Early in the year, momentum strategies were working, but our view was that to continue to pursue those strategies would prove risky, as the winners were rising to levels that we believed represented unrealistic values. We thought that value strategies would be able to exploit this dislocation, which did occur later in the year when the valuation component of our models enjoyed one of its strongest periods ever.

Turning to the Fund's fixed-income segment, one of the primary drivers of the portfolio's performance in 2008 was its exposure to non-Treasury sectors. Quite literally, there was little opportunity in many bond categories. Many portfolio managers underperformed market benchmarks in 2008, as sector positioning proved to be generally more important than security selection. All credit-sensitive sectors of the bond market underperformed amid the rush for safety and security found in U.S. Government-guaranteed Treasuries. Lower-quality corporate, non-agency-backed mortgage and commercial mortgage securities were particularly weak, reflecting their sensitivity to deteriorating economic fundamentals.

Throughout the year, we maintained a fairly defensive posture in the Fund. In our corporate holdings, we generally moved up in quality, tilting toward defensive names and sectors well positioned to weather a downturn. Also, early in 2008, we further reduced our non-agency mortgage holdings in favor of agency-backed pass-throughs. Several successful derivative hedges, especially one in the commercial mortgage area, proved very helpful at offsetting weakness elsewhere in the portfolio throughout 2008. Another central theme was around trading to improve the liquidity of portfolio holdings, insuring our ability to maneuver in weak markets and/or periods of distress.

Despite all this, the Fund's performance was hampered in 2008 by exposure to the fixed-income sectors mentioned above, in particular lower-quality corporates and non-agency mortgage-backed securities. Unfortunately, even slightly overweight positions in sectors of the market afflicted by historically large return dislocations resulted in a significant performance drag relative to the Barclays Capital U.S. Aggregate Bond Index.

What is your outlook?  As we began 2009, the domestic economy was entering a deep and potentially prolonged slowdown. Global activity was moderating as well. In our view, corporate earnings will be weak for some time. Default rates are on the rise. Residential and commercial real estate markets will likely continue to deteriorate. We expect uncertainty, and therefore volatility, to remain high.

The future will not be easy. On the one hand, the U.S. Government is taking extraordinary steps to mitigate the damage of this crisis. On the other, confidence in the system has been damaged and it will be hard work to restore it. In the meantime, we will strive to continue to position the Fund to take advantage of opportunities that arise throughout these challenging market conditions.

13

MML Blend Fund – Portfolio Manager Report (Continued)

MML Blend Fund

Largest Holdings

(% of Net Assets) on 12/31/08

(Unaudited)

Exxon Mobil Corp.	3.0%
The Procter & Gamble Co.	1.3%
General Electric Co.	1.2%
AT&T, Inc.	1.2%
Johnson & Johnson	1.2%
Microsoft Corp.	1.1%
Chevron Corp.	1.1%
Wal-Mart Stores, Inc.	0.9%
Pfizer, Inc.	0.9%
JP Morgan Chase & Co.	0.8%
12.7%

MML Blend Fund

Asset Allocation

(% of Net Assets) on 12/31/08

(Unaudited)

Equities	57.0%
Bonds & Notes	40.0%
Mutual Funds	0.2%
Rights	0.0%
Total Long-Term Investments	97.2%
Short-Term Investments and Other Assets and Liabilities	2.8%
Net Assets	100.0%

14

MML Blend Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blend Fund Initial Class, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Balanced Fund Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Ten Year Average Annual 1/1/99 - 12/31/08
Initial Class	(22.73)%	0.80%	0.17%
S&P 500 Index*	(37.00)%	(2.19)%	(1.38)%
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%
Lipper Balanced Fund Index	(26.18)%	0.12%	1.53%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Blend Fund Service Class, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Balanced Fund Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(17.62)%
S&P 500 Index*	(28.90	)%+
Barclays Capital U.S. Aggregate Bond Index	3.17	%+
Lipper Balanced Fund Index	(20.50	)%+

* Benchmark

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Balanced Fund Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

15

MML Equity Fund – Portfolio Manager Report

What is the investment objective of MML Equity Fund – and who are the Fund's sub-advisers?  The Fund's primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The Fund's two sub-advisers are OppenheimerFunds, Inc. (OFI), which managed approximately 72% of the Fund's portfolio; and AllianceBernstein L.P. (AllianceBernstein), which was responsible for approximately 28% of the Fund's portfolio, as of December 31, 2008.

How did the Fund perform during the 12 months ended December 31, 2008?  The Fund's Initial Class shares returned -41.58%, lagging the -36.85% return of the Russell 1000® Value Index (the "benchmark"), an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater-than-average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe. The Fund's -41.58% return also underperformed the -37.00% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?  With respect to the Fund's OFI component, an overweight position relative to the benchmark in the utilities sector at the start of the year, when commodity prices (i.e., coal and natural gas) were soaring, and exposure to non-regulated electric utilities proved rewarding. We made a strategic shift to an underweight position in the sector when negative factors – including restrictive debt markets, collapsing commodity prices and declining usage demand – became evident. Both of these factors led to positive gains for the year relative to the benchmark.

Conversely, despite strong relative performance by individual consumer staples holdings, such as Coca-Cola (since sold), Philip Morris and PepsiCo, the Fund's consistent underweight position in that sector detracted slightly. Portfolio holdings in information technology, a key and constant overweight Fund position, detracted from performance when several stocks declined as new product cycles, combined with declining sales forecasts, hurt margins. The most unfortunate of all sectors in 2008 was financials. Although the Fund was broadly diversified in this sector and managed to avoid the bankruptcies of Lehman Brothers, AIG, Freddie Mac (sold in 2007) and Fannie Mae, the portfolio was hurt by its positions in UBS, National Financial Partners, Goldman Sachs and Morgan Stanley.

Turning to the Fund's AllianceBernstein component, stock selection in financials and utilities accounted for most of the performance drag. Global recessionary fears also undermined many of the portfolio's consumer-related holdings. During the year, our extensive analysis of financial companies focused primarily on the portfolio holdings' ability to absorb significant economic losses resulting from deteriorating credit market conditions. In retrospect, we clearly underestimated the severity and abruptness of the downward spiral of mark-to-market losses and rating-agency downgrades that ultimately prevented these firms from accessing credit markets or raising equity without heavy dilution. (Mark-to-market involves recording the price or value of a security to calculate its profits or losses.)

On a security-specific basis, the worst detractor in 2008 was AIG, which relinquished 80% of its ownership to the government in exchange for financing. In utilities, a major detractor was Sprint Nextel, which fell sharply amid further deterioration of its subscriber base. Not owning outperforming electric utility stocks also hurt the portfolio's performance. Conversely, contributors to returns included food retailer Kroger, insurance company Travelers and pharmaceutical firm Pfizer.

What is your outlook?  Overall, we expect a difficult 2009 for the markets, with any recovery likely to be led by the credit markets. Hope of a second-half economic rebound may seem unrealistic in the face of the volumes of negative data still to be released. We think market optimism surrounding government intervention is pricing in too large and too rapid a response by the economy. Longer term, however, we believe in the resiliency of the U.S. economy. In the meantime, we continue to take advantage of investor overreaction to economic and industrial stresses, using our research capabilities to look for investment opportunities arising from current market volatility.

16

MML Equity Fund – Portfolio Manager Report (Continued)

MML Equity Fund

Largest Holdings

(% of Net Assets) on 12/31/08

(Unaudited)

Chevron Corp.	4.7%
AT&T, Inc.	4.0%
Devon Energy Corp.	3.2%
The Lubrizol Corp.	3.2%
Everest Re Group Ltd.	3.1%
Tyco International Ltd.	2.5%
The Kroger Co.	2.4%
Julius Baer Holding AG	2.4%
PG&E Corp.	2.4%
Schering-Plough Corp.	2.3%
30.2%

MML Equity Fund

Sector Table

(% of Net Assets) on 12/31/08

(Unaudited)

Consumer, Non-cyclical	23.4%
Financial	19.4%
Energy	13.9%
Communications	13.3%
Industrial	7.6%
Utilities	6.3%
Basic Materials	4.8%
Consumer, Cyclical	3.5%
Technology	2.7%
Total Long-Term Investments	94.9%
Short-Term Investments and Other Assets and Liabilities	5.1%
Net Assets	100.0%

17

MML Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Fund Initial Class, the Russell 1000 Value Index and the S&P 500 Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Ten Year Average Annual 1/1/99 - 12/31/08
Initial Class	(41.58)%	(3.05)%	(2.95)%
Russell 1000 Value Index*	(36.85)%	(0.79)%	1.36%
S&P 500 Index	(37.00)%	(2.19)%	(1.38)%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Equity Fund Service Class, the Russell 1000 Value Index and the S&P 500 Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(32.62)%
Russell 1000 Value Index*	(27.89	)%+
S&P 500 Index	(28.90	)%+

* Benchmark

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

18

MML Money Market Fund – Portfolio of Investments

December 31, 2008

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 98.4%
Commercial Paper — 85.3%
Abbey National North America LLC 0.600% 5/22/09	$4,070,000	$4,060,435
American Honda Finance Corp. 2.850% 1/28/09	4,295,000	4,285,819
AT&T, Inc. 2.100% 1/05/09	2,475,000	2,474,422
AT&T, Inc. 2.200% 1/05/09	1,772,000	1,771,567
Bryant Park Funding LLC 0.350% 1/15/09	2,435,000	2,434,669
Bryant Park Funding LLC 0.350% 2/12/09	1,606,000	1,605,344
Campbell Soup Co. 1.000% 1/09/09	4,340,000	4,339,036
Caterpillar Financial Services Co. 0.300% 2/02/09	1,645,000	1,644,561
Caterpillar Financial Services Co. 0.400% 3/31/09	2,775,000	2,772,256
CBA (Delaware) Finance, Inc. 1.950% 2/10/09	3,955,000	3,946,431
Coca-Cola Co. 1.250% 1/21/09	4,168,000	4,165,106
ConocoPhillips 0.750% 1/22/09	3,167,000	3,165,614
Danaher Corp. 1.450% 1/07/09	4,350,000	4,348,949
Danske Corp. 1.680% 3/17/09	3,860,000	3,846,490
Eli Lilly & Co. 1.350% 1/08/09	2,371,000	2,370,378
Emerson Electric Co. 1.100% 2/20/09	4,425,000	4,418,240
Estee Lauder Cos., Inc. 1.250% 1/23/09	4,425,000	4,421,620
Goldman Sachs, Inc. 2.500% 1/02/09	3,235,000	3,234,775
Hewlett Packard Co. 2.000% 3/02/09	1,706,000	1,700,313
Hewlett Packard Co. 2.100% 1/07/09	2,635,000	2,634,078
Honeywell International, Inc. 0.750% 3/11/09	2,000,000	1,997,125

	Principal Amount	Value
Illinois Tool Works, Inc. 0.750% 3/27/09	$1,250,000	$1,247,786
Illinois Tool Works, Inc. 0.950% 2/23/09	3,175,000	3,170,559
ING U.S. Funding LLC 2.100% 2/09/09	1,845,000	1,840,803
ING U.S. Funding LLC 2.160% 2/09/09	265,000	264,380
John Deere Capital Corp. 2.500% 1/26/09	4,006,000	3,999,045
JP Morgan Chase & Co. 1.250% 3/05/09	1,356,000	1,353,034
JP Morgan Chase & Co. 1.650% 3/03/09	3,062,000	3,053,439
Kitty Hawk Funding 1.400% 2/13/09	4,400,000	4,392,642
L'Oreal USA, Inc. 2.250% 1/29/09	4,250,000	4,242,562
Nestle Capital Corp. 0.300% 9/25/09	3,126,000	3,119,045
Nestle Capital Corp. 1.300% 1/30/09	397,000	396,584
NSTAR Electric Co. 2.250% 1/14/09	4,250,000	4,246,547
Paccar Financial Corp. 3.150% 1/06/09	4,225,000	4,223,152
Parker-Hannifin Corp. 0.500% 2/27/09	4,184,000	4,180,688
PepsiAmericas, Inc. 0.250% 1/13/09	4,450,000	4,449,629
Praxair, Inc. 2.450% 1/27/09	4,295,000	4,287,400
Procter & Gamble International Fundings 1.350% 3/30/09	1,000,000	996,700
Proctor & Gamble Co. 0.950% 3/30/09	3,400,000	3,392,104
Rockwell Collins, Inc. 1.000% 1/12/09	1,725,000	1,724,473
Rockwell Collins, Inc. 1.100% 1/08/09	1,670,000	1,669,643
Rockwell Collins, Inc. 1.150% 1/08/09	587,000	586,869
Sheffield Receivable 1.500% 2/04/09	4,400,000	4,393,767
Sigma Aldrich Corp. 0.400% 1/28/09	990,000	989,703
Southern Co. 1.450% 2/09/09	3,935,000	3,928,819
The Stanley Works 2.750% 1/30/09	2,680,000	2,674,063

	Principal Amount	Value
The Walt Disney Co. 1.700% 2/03/09	$4,345,000	$4,338,229
Toyota Motor Credit Corp. 2.050% 1/16/09	4,395,000	4,391,246
Unilever Capital Corp. 1.200% 3/02/09	2,735,000	2,729,530
Wal-Mart Stores, Inc. 2.350% 5/08/09	3,197,000	3,170,496
Wisconsin Gas Co. 0.450% 1/09/09	4,450,000	4,449,555
		153,539,720
Discount Notes — 11.1%
Federal Home Loan Bank 0.282% 4/07/09	3,562,000	3,559,321
Federal Home Loan Bank 2.200% 1/20/09	3,976,000	3,971,383
Federal Home Loan Mortgage Corp. 1.360% 2/19/09	6,922,000	6,909,187
Federal National Mortgage Association 0.000% 3/16/09	3,336,000	3,321,051
Federal National Mortgage Association 0.500% 3/04/09	2,250,000	2,248,063
		20,009,005
U.S. Treasury Bills — 2.0%
U.S. Treasury Bill, 0.232%, due 7/02/09	3,590,000	3,585,798
		3,585,798
TOTAL SHORT-TERM INVESTMENTS (Cost $177,134,523)		177,134,523
TOTAL INVESTMENTS — 98.4% (Cost $177,134,523)(a)		177,134,523
Other Assets/ (Liabilities) — 1.6%		2,812,790
NET ASSETS — 100.0%		$179,947,313

Notes to Portfolio of Investments

Industry classifications are unaudited.

(a)  See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

19

MML Managed Bond Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES — 0.1%
PREFERRED STOCK — 0.1%
Investment Companies — 0.1%
Special Value Expansion Fund LLC (Acquired 8/27/07, Cost $450,000)(a) (b) (c) (d)	4,500	$317,381
TOTAL PREFERRED STOCK (Cost $450,000)		317,381
TOTAL EQUITIES (Cost $450,000)		317,381
	Principal Amount
BONDS & NOTES — 96.6%
CORPORATE DEBT — 33.2%
Advertising — 0.2%
Interpublic Group of Cos., Inc. 5.400% 11/15/09	$1,095,000	974,550
Aerospace & Defense — 0.8%
General Dynamics Corp. 5.250% 2/01/14	895,000	917,215
L-3 Communications Corp. 6.375% 10/15/15	860,000	804,100
Lockheed Martin Corp. 6.150% 9/01/36	730,000	791,486
United Technologies Corp. 6.125% 2/01/19	1,710,000	1,829,519
		4,342,320
Agriculture — 1.2%
Altria Group, Inc. 9.700% 11/10/18	1,625,000	1,756,349
Altria Group, Inc. 9.950% 11/10/38	870,000	947,266
BAT International Finance PLC(a) 8.125% 11/15/13	1,525,000	1,563,172
BAT International Finance PLC(a) 9.500% 11/15/18	1,025,000	1,139,406
Cargill, Inc.(a) 5.200% 1/22/13	1,300,000	1,190,923
		6,597,116

	Principal Amount	Value
Airlines — 0.0%
United Air Lines, Inc.(b) (d) (e) 10.110% 12/31/49	$227,348	$0
US Airways, Inc. Class B(b) (e) 1.000% 4/15/49	869,681	9
		9
Apparel — 0.1%
Kellwood Co. 7.875% 7/15/09	240,000	156,000
VF Corp. 6.450% 11/01/37	800,000	629,373
		785,373
Banks — 1.9%
Bank of America Corp. 4.250% 10/01/10	375,000	372,722
Bank of America Corp. 5.750% 12/01/17	930,000	928,550
Bank of America Corp. Series L 5.650% 5/01/18	2,250,000	2,263,351
HSBC Finance Corp. 6.375% 10/15/11	405,000	398,460
HSBC Holdings PLC 6.500% 9/15/37	600,000	609,351
Wachovia Bank NA 6.600% 1/15/38	1,525,000	1,654,485
Wachovia Bank NA 7.800% 8/18/10	600,000	595,505
Wachovia Corp. 5.300% 10/15/11	1,080,000	1,041,579
Wachovia Corp. 5.750% 6/15/17	1,080,000	1,074,968
Wells Fargo & Co. 4.375% 1/31/13	1,400,000	1,370,902
Wells Fargo & Co. 5.625% 12/11/17	400,000	417,311
		10,727,184
Beverages — 0.4%
Anheuser-Busch Cos., Inc. 5.050% 10/15/16	350,000	315,326
Anheuser-Busch Cos., Inc. 6.500% 2/01/43	235,000	193,963
The Coca-Cola Co. 5.350% 11/15/17	550,000	593,400

	Principal Amount	Value
Diageo Finance BV 3.875% 4/01/11	$770,000	$744,586
Molson Coors Capital Finance ULC 4.850% 9/22/10	530,000	522,253
		2,369,528
Building Materials — 0.3%
American Standard, Inc. 7.625% 2/15/10	800,000	799,993
CRH America, Inc. 8.125% 7/15/18	900,000	649,799
		1,449,792
Chemicals — 1.2%
Cytec Industries, Inc. 5.500% 10/01/10	475,000	458,553
Ecolab, Inc. 4.875% 2/15/15	1,500,000	1,291,755
Ecolab, Inc. 6.875% 2/01/11	1,100,000	1,089,613
EI Du Pont de Nemours & Co. 5.000% 1/15/13	480,000	484,343
EI Du Pont de Nemours & Co. 6.000% 7/15/18	620,000	651,177
Lubrizol Corp. 4.625% 10/01/09	645,000	633,544
Praxair, Inc. 5.250% 11/15/14	1,250,000	1,276,514
Sensient Technologies 6.500% 4/01/09	955,000	951,419
		6,836,918
Commercial Services — 0.6%
Deluxe Corp. 7.375% 6/01/15	145,000	87,000
Donnelley ( R.R. ) & Sons Co. 4.950% 5/15/10	550,000	494,665
Equifax, Inc. 7.000% 7/01/37	415,000	259,660
ERAC USA Finance Co.(a) 5.800% 10/15/12	1,600,000	1,338,445
ERAC USA Finance Co.(a) 6.700% 6/01/34	355,000	195,078
ERAC USA Finance Co.(a) 7.000% 10/15/37	1,500,000	826,164
		3,201,012

(Continued)

The accompanying notes are an integral part of the financial statements.

20

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Computers — 0.4%
Electronic Data Systems Corp. Series B 6.500% 8/01/13	$430,000	$445,579
Electronic Data Systems Corp. 7.450% 10/15/29	355,000	384,578
EMC Corp. 1.750% 12/01/13	550,000	514,250
Hewlett-Packard Co. 5.500% 3/01/18	890,000	898,211
		2,242,618
Diversified Financial — 5.5%
American Express Co. 6.150% 8/28/17	350,000	337,420
American Express Credit Corp. 7.300% 8/20/13	1,795,000	1,837,348
American General Finance Corp. 5.900% 9/15/12	1,575,000	676,768
American General Finance Corp. 6.500% 9/15/17	350,000	144,123
American General Finance Corp. 6.900% 12/15/17	450,000	194,748
The Bear Stearns Cos., Inc. 7.250% 2/01/18	1,100,000	1,205,442
BlackRock, Inc. 6.250% 9/15/17	350,000	327,321
Boeing Capital Corp. Ltd. 6.500% 2/15/12	690,000	705,233
CIT Group, Inc. 5.125% 9/30/14	595,000	424,673
CIT Group, Inc. 7.625% 11/30/12	1,800,000	1,519,504
Citigroup, Inc. 5.500% 2/15/17	750,000	682,349
Citigroup, Inc. 5.875% 5/29/37	995,000	994,248
Citigroup, Inc. 6.500% 8/19/13	910,000	918,268
Credit Suisse USA, Inc. 7.125% 7/15/32	1,070,000	1,138,555
Eaton Vance Corp. 6.500% 10/02/17	1,075,000	952,551
Emerald Investment Grade CBO Ltd. (Acquired 4/23/99, Cost $1,028,862) FRN(a) (c) 3.054% 5/24/11	112,432	109,621

	Principal Amount	Value
General Electric Capital Corp. 5.375% 10/20/16	$700,000	$691,949
General Electric Capital Corp. 5.875% 1/14/38	1,000,000	978,860
General Electric Capital Corp. 6.750% 3/15/32	1,200,000	1,275,871
The Goldman Sachs Group, Inc. 5.450% 11/01/12	4,000,000	3,750,373
The Goldman Sachs Group, Inc. 5.625% 1/15/17	2,025,000	1,739,631
The Goldman Sachs Group, Inc. 6.125% 2/15/33	400,000	364,663
HSBC Finance Corp. 5.900% 6/19/12	825,000	824,056
International Lease Finance Corp. 5.625% 9/20/13	465,000	310,515
JP Morgan Chase & Co. 5.375% 10/01/12	1,900,000	1,943,615
JP Morgan Chase Capital XV Series O 5.875% 3/15/35	560,000	433,382
Lazard Group LLC 6.850% 6/15/17	535,000	340,587
Lazard Group LLC 7.125% 5/15/15	695,000	441,370
Lehman Brothers Holdings, Inc.(e) 6.200% 9/26/14	1,230,000	116,850
Lehman Brothers Holdings, Inc.(e) 6.875% 7/17/37	815,000	82
Lehman Brothers Holdings, Inc.(e) 7.000% 9/27/27	230,000	21,850
Merrill Lynch & Co., Inc. 5.450% 2/05/13	1,900,000	1,826,367
Morgan Stanley 5.450% 1/09/17	430,000	354,441
National Rural Utilities Cooperative Finance Corp. 10.375% 11/01/18	2,300,000	2,691,938
SLM Corp. 5.000% 10/01/13	505,000	361,338
Textron Financial Corp. 5.125% 11/01/10	1,140,000	1,022,623
		31,658,533

	Principal Amount	Value
Electric — 2.7%
Allegheny Energy Supply 7.800% 3/15/11	$300,000	$295,500
Allegheny Energy Supply(a) 8.250% 4/15/12	385,000	379,225
Carolina Power & Light Co. 5.950% 3/01/09	1,270,000	1,271,702
Consumers Energy Co. 4.400% 8/15/09	390,000	386,843
Entergy Gulf States, Inc. 5.250% 8/01/15	1,455,000	1,241,649
Kansas Gas & Electric Co. 5.647% 3/29/21	397,747	355,495
Kiowa Power Partners LLC(a) 4.811% 12/30/13	252,043	246,059
Mirant Mid-Atlantic LLC Series 2001, Class A 8.625% 6/30/12	499,311	457,493
Monongahela Power 6.700% 6/15/14	450,000	419,878
Monongahela Power 7.360% 1/15/10	700,000	681,916
Nevada Power Co. Series L 5.875% 1/15/15	560,000	536,056
Nevada Power Co. Series N 6.650% 4/01/36	550,000	490,927
Oncor Electric Delivery Co.(a) 6.800% 9/01/18	1,815,000	1,740,576
Oncor Electric Delivery Co.(a) 7.500% 9/01/38	590,000	560,655
Pennsylvania Electric Co. Class B 6.125% 4/01/09	1,220,000	1,219,174
PPL Energy Supply LLC 6.300% 7/15/13	750,000	694,417
Tampa Electric Co. 6.375% 8/15/12	750,000	728,333
Tenaska Oklahoma(a) 6.528% 12/30/14	343,698	354,428
TransAlta Corp. 5.750% 12/15/13	1,200,000	988,994
TransAlta Corp. 6.650% 5/15/18	600,000	532,791
Tri-State Generation & Transmission Association Series 2003, Class A(a) 6.040% 1/31/18	435,708	481,801

(Continued)

The accompanying notes are an integral part of the financial statements.

21

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Tri-State Generation & Transmission Association Series 2003, Class B(a) 7.144% 7/31/33	$580,000	$565,023
Union Electric Co. 6.700% 2/01/19	600,000	546,709
Wisconsin Public Service Corp. 5.650% 11/01/17	450,000	434,814
		15,610,458
Electrical Components & Equipment — 0.1%
Anixter International, Inc. 5.950% 3/01/15	715,000	464,750
Electronics — 0.0%
Thomas & Betts Corp. Series B 6.390% 2/10/09	275,000	275,638
Environmental Controls — 0.7%
Allied Waste North America, Inc. Series B 5.750% 2/15/11	550,000	515,625
Allied Waste North America, Inc. 6.500% 11/15/10	1,540,000	1,486,100
Allied Waste North America, Inc. 6.875% 6/01/17	1,710,000	1,590,300
Waste Management, Inc. 6.100% 3/15/18	610,000	527,616
		4,119,641
Foods — 0.8%
Delhaize America, Inc. 9.000% 4/15/31	1,020,000	1,031,547
Kellogg Co. 5.125% 12/03/12	850,000	849,713
The Kroger Co. 6.900% 4/15/38	1,565,000	1,639,945
The Kroger Co. 7.500% 1/15/14	360,000	378,432
Sara Lee Corp. 3.875% 6/15/13	210,000	181,413
Smithfield Foods, Inc. 7.000% 8/01/11	1,085,000	770,350
		4,851,400
Forest Products & Paper — 0.2%
Rock-Tenn Co. 5.625% 3/15/13	140,000	120,400
Rock-Tenn Co. 8.200% 8/15/11	590,000	560,500
Rock-Tenn Co.(a) 9.250% 3/15/16	200,000	186,000
		866,900

	Principal Amount	Value
Gas — 0.1%
Piedmont Natural Gas Co. Series E 6.000% 12/19/33	$475,000	$434,401
Southwest Gas Corp. 8.375% 2/15/11	305,000	308,440
		742,841
Health Care – Products — 0.3%
Covidien International Finance SA 5.450% 10/15/12	1,000,000	978,372
Covidien International Finance SA 6.550% 10/15/37	550,000	558,025
Medtronic, Inc. 1.625% 4/15/13	450,000	397,125
		1,933,522
Holding Company – Diversified — 0.6%
Kansas City Southern Railway 13.000% 12/15/13	1,670,000	1,674,175
Leucadia National Corp. 7.750% 8/15/13	2,000,000	1,642,500
		3,316,675
Home Builders — 0.1%
Centex Corp. 7.875% 2/01/11	460,000	407,100
D.R. Horton, Inc. 4.875% 1/15/10	120,000	108,900
Lennar Corp. Series B 5.125% 10/01/10	105,000	85,050
		601,050
Household Products — 0.1%
Kimberly-Clark Corp. 6.125% 8/01/17	750,000	799,049
Housewares — 0.1%
Newell Rubbermaid, Inc. 4.000% 5/01/10	450,000	430,043
Toro Co. 7.800% 6/15/27	235,000	226,553
		656,596
Insurance — 0.2%
Lincoln National Corp. 6.300% 10/09/37	400,000	242,948
MetLife, Inc. Series A 6.817% 8/15/18	790,000	752,397
		995,345

	Principal Amount	Value
Investment Companies — 0.0%
Xstrata Finance Canada(a) 5.800% 11/15/16	$285,000	$179,915
Iron & Steel — 0.0%
Reliance Steel & Aluminum Co. 6.200% 11/15/16	385,000	270,386
Leisure Time — 0.1%
Brunswick Corp. 9.750% 8/15/13	855,000	386,270
Lodging — 0.3%
Marriott International, Inc. 6.200% 6/15/16	1,125,000	780,014
MGM Mirage 6.000% 10/01/09	360,000	343,800
MGM Mirage 6.750% 9/01/12	100,000	70,000
MGM Mirage 6.750% 4/01/13	335,000	224,450
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	250,000	172,500
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 5/01/12	495,000	368,775
		1,959,539
Machinery – Diversified — 0.3%
Briggs & Stratton Corp. 8.875% 3/15/11	725,000	674,250
Roper Industries, Inc. 6.625% 8/15/13	910,000	912,582
		1,586,832
Manufacturing — 0.9%
Bombardier, Inc.(a) 6.750% 5/01/12	310,000	275,125
Cooper US, Inc. 6.100% 7/01/17	635,000	632,090
General Electric Co. 5.250% 12/06/17	400,000	398,779
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	1,470,000	1,405,789
Pentair, Inc. 7.850% 10/15/09	850,000	861,432
Tyco Electronics Group SA 6.000% 10/01/12	375,000	338,288
Tyco Electronics Group SA 6.550% 10/01/17	325,000	273,131

(Continued)

The accompanying notes are an integral part of the financial statements.

22

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Tyco Electronics Group SA 7.125% 10/01/37	$400,000	$302,626
Tyco International Ltd. 6.875% 1/15/21	605,000	467,830
		4,955,090
Media — 2.2%
CBS Corp. 6.625% 5/15/11	780,000	691,222
CBS Corp. 7.875% 7/30/30	375,000	235,066
Comcast Corp. 6.950% 8/15/37	610,000	642,362
Cox Communications, Inc. 6.750% 3/15/11	475,000	462,373
Echostar DBS Corp. 7.125% 2/01/16	600,000	501,000
HSN(a) 11.250% 8/01/16	1,300,000	955,500
McGraw-Hill Cos., Inc. 5.375% 11/15/12	750,000	682,344
News America, Inc. 4.750% 3/15/10	800,000	773,367
Rogers Cable, Inc. 5.500% 3/15/14	225,000	207,575
Rogers Cable, Inc. 8.750% 5/01/32	870,000	911,112
Rogers Communications, Inc. 7.500% 8/15/38	200,000	216,723
Scholastic Corp. 5.000% 4/15/13	500,000	385,000
Shaw Communications, Inc. 8.250% 4/11/10	1,325,000	1,305,125
Thomson Corp. 5.700% 10/01/14	1,485,000	1,346,142
Thomson Corp. 6.200% 1/05/12	650,000	622,722
Thomson Reuters Corp. 5.950% 7/15/13	400,000	372,411
Time Warner Cable, Inc. 7.300% 7/01/38	345,000	358,410
Time Warner Cable, Inc. 8.750% 2/14/19	585,000	636,091
Time Warner, Inc. 5.875% 11/15/16	845,000	757,532
Viacom, Inc. 6.250% 4/30/16	315,000	261,101
		12,323,178
Metal Fabricate & Hardware — 0.1%
Timken Co. 5.750% 2/15/10	730,000	721,552

	Principal Amount	Value
Mining — 0.6%
Codelco, Inc.(a) 6.150% 10/24/36	$415,000	$363,476
Freeport-McMoRan Copper & Gold, Inc. 8.375% 4/01/17	1,525,000	1,250,500
Vale Overseas Ltd. 6.250% 1/23/17	455,000	428,974
Vale Overseas Ltd. 6.875% 11/21/36	420,000	381,234
Vulcan Materials Co. 6.000% 4/01/09	800,000	786,886
		3,211,070
Office Equipment/Supplies — 0.1%
Xerox Corp. 5.500% 5/15/12	350,000	293,318
Oil & Gas — 1.4%
Mobil Corp. 8.625% 8/15/21	1,000,000	1,254,989
Noble Holding International Ltd. 7.375% 3/15/14	1,035,000	1,049,393
OAO Gazprom(a) 9.625% 3/01/13	400,000	360,000
Pemex Project Funding Master Trust(a) 6.625% 6/15/35	2,000,000	1,693,000
Pemex Project Funding Master Trust (Acquired 5/28/08, Cost $1,096,689)(a) (c) 6.625% 6/15/38	1,100,000	915,750
The Premcor Refining Group, Inc. 6.750% 5/01/14	280,000	263,254
Shell International Finance 5.625% 6/27/11	75,000	79,686
Shell International Finance BV 6.375% 12/15/38	895,000	1,006,865
Tesoro Corp. 6.500% 6/01/17	330,000	181,087
Transocean Ltd. 1.500% 12/15/37	550,000	445,500
XTO Energy, Inc. 4.900% 2/01/14	1,000,000	901,276
		8,150,800
Oil & Gas Services — 0.0%
Hornbeck Offshore Services, Inc. Series B 6.125% 12/01/14	210,000	136,500

	Principal Amount	Value
Packaging & Containers — 0.5%
Packaging Corp. of America 5.750% 8/01/13	$260,000	$230,129
Pactiv Corp. 5.875% 7/15/12	345,000	321,328
Pactiv Corp. 6.400% 1/15/18	625,000	520,454
Sealed Air Corp.(a) 6.875% 7/15/33	200,000	133,059
Sonoco Products Co. 6.500% 11/15/13	1,500,000	1,408,560
		2,613,530
Pharmaceuticals — 0.2%
Abbott Laboratories 5.600% 11/30/17	450,000	486,980
Wyeth 6.000% 2/15/36	430,000	461,350
		948,330
Pipelines — 2.5%
Boardwalk Pipelines LLC 5.500% 2/01/17	235,000	190,021
CenterPoint Energy Resources Corp. 6.125% 11/01/17	1,000,000	840,810
Colonial Pipeline Co.(a) 7.630% 4/15/32	500,000	510,518
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	1,050,000	1,055,334
Duke Capital LLC 7.500% 10/01/09	700,000	694,286
Duke Energy Field Services Corp. 7.875% 8/16/10	600,000	589,870
Enbridge Energy Partners LP 4.000% 1/15/09	1,000,000	999,329
Enbridge, Inc. 5.800% 6/15/14	1,200,000	1,052,521
Enterprise Products Operating LP 7.500% 2/01/11	195,000	191,526
Gulf South Pipeline Co. LP(a) 5.050% 2/01/15	225,000	184,526
Kern River Funding Corp.(a) 4.893% 4/30/18	805,933	756,005
Kinder Morgan Energy Partners LP 6.000% 2/01/17	220,000	190,999

(Continued)

The accompanying notes are an integral part of the financial statements.

23

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Kinder Morgan Energy Partners LP 6.500% 2/01/37	$150,000	$114,527
Kinder Morgan Energy Partners LP 6.950% 1/15/38	655,000	529,729
Pacific Energy Partners LP/Pacific Energy Finance Corp. 6.250% 9/15/15	150,000	111,553
Pacific Energy Partners LP/Pacific Energy Finance Corp. 7.125% 6/15/14	490,000	427,984
Plains All American Pipeline Co. 5.625% 12/15/13	590,000	497,926
Rockies Express Pipeline LLC(a) 6.250% 7/15/13	750,000	738,419
Rockies Express Pipeline LLC(a) 6.850% 7/15/18	495,000	456,913
Southern Natural Gas Co.(a) 5.900% 4/01/17	370,000	293,209
Texas Eastern Transmission LP(a) 6.000% 9/15/17	275,000	239,887
Trans-Canada Pipelines Ltd. 6.200% 10/15/37	430,000	373,516
Trans-Canada Pipelines Ltd. 6.490% 1/21/09	2,500,000	2,501,742
Transcontinental Gas Pipe Line Corp. 8.875% 7/15/12	600,000	585,536
		14,126,686
Real Estate Investment Trusts (REITS) — 0.6%
Boston Properties LP 5.000% 6/01/15	200,000	125,941
Brandywine Operating Partnership LP 5.625% 12/15/10	465,000	392,331
BRE Properties, Inc. 7.450% 1/15/11	1,865,000	1,604,982
iStar Financial, Inc. Series B 4.875% 1/15/09	190,000	172,425

	Principal Amount	Value
iStar Financial, Inc. Series B 5.700% 3/01/14	$350,000	$108,500
Senior Housing Properties Trust 8.625% 1/15/12	125,000	107,500
Weingarten Realty Investors, Series A 7.500% 12/19/10	955,000	939,297
		3,450,976
Retail — 0.6%
J.C. Penney Corp., Inc. 7.950% 4/01/17	160,000	122,016
Lowe's Cos., Inc. 5.600% 9/15/12	425,000	431,392
McDonald's Corp. 6.300% 10/15/37	200,000	219,571
Target Corp. 7.000% 1/15/38	475,000	440,228
Wal-Mart Stores, Inc. 6.200% 4/15/38	870,000	995,676
Wal-Mart Stores, Inc. 6.500% 8/15/37	610,000	724,262
Yum! Brands, Inc. 6.875% 11/15/37	765,000	606,231
		3,539,376
Savings & Loans — 0.0%
Glencore Funding LLC(a) 6.000% 4/15/14	645,000	261,095
Washington Mutual Bank 5.650% 8/15/14	1,125,000	112
		261,207
Software — 0.4%
Fiserv, Inc. 6.125% 11/20/12	2,348,000	2,206,028
Telecommunications — 3.1%
AT&T, Inc. 4.125% 9/15/09	1,900,000	1,907,784
AT&T, Inc. 6.500% 9/01/37	1,350,000	1,453,936
British Telecom PLC STEP 9.125% 12/15/30	1,790,000	1,902,666
Cellco Partnership(a) 7.375% 11/15/13	1,035,000	1,092,008
Deutsche Telekom International Finance B.V. STEP 8.250% 6/15/30	2,415,000	2,978,038
Embarq Corp. 7.082% 6/01/16	340,000	261,800

	Principal Amount	Value
Qwest Corp. 7.875% 9/01/11	$1,150,000	$1,058,000
Qwest Corp. 8.875% 3/15/12	1,130,000	1,045,250
Rogers Wireless Communications, Inc. 6.375% 3/01/14	410,000	389,745
Rogers Wireless Communications, Inc. 6.800% 8/15/18	445,000	449,642
Sprint Capital Corp. 6.900% 5/01/19	360,000	255,600
Sprint Nextel Corp. 6.000% 12/01/16	505,000	356,025
Telecom Italia Capital SA 6.000% 9/30/34	115,000	79,350
Telefonica Emisones, S.A.U. 7.045% 6/20/36	905,000	987,836
Verizon Communications, Inc. 8.750% 11/01/18	765,000	897,515
Verizon Communications, Inc. 8.950% 3/01/39	520,000	671,679
Verizon Global Funding Corp. 7.750% 12/01/30	250,000	277,224
Verizon New England, Inc. 6.500% 9/15/11	730,000	724,654
Vodafone Group PLC 7.750% 2/15/10	650,000	664,310
		17,453,062
Textiles — 0.0%
Mohawk Industries, Inc. Series D 7.200% 4/15/12	250,000	229,085
Transportation — 0.7%
Burlington Northern Santa Fe Corp. 6.150% 5/01/37	855,000	787,476
Burlington Northern Santa Fe Corp. 6.750% 3/15/29	665,000	654,128
Canadian National Railway Co. 5.850% 11/15/17	365,000	377,714
Canadian National Railway Co. 6.375% 11/15/37	325,000	356,494
Canadian Pacific Railway Co. 7.125% 10/15/31	985,000	796,255

(Continued)

The accompanying notes are an integral part of the financial statements.

24

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Con-way, Inc. 8.875% 5/01/10	$600,000	$577,679
CSX Corp. 7.250% 5/01/27	50,000	46,554
Union Pacific Corp. 5.375% 6/01/33	520,000	415,251
		4,011,551
TOTAL CORPORATE DEBT (Cost $203,725,352)		189,433,099
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.6%
Commercial MBS — 3.5%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.745% 2/10/51	2,425,000	1,735,043
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 2/11/44	1,325,000	981,771
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	900,000	673,652
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	700,000	494,441
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/49	1,825,000	1,414,088
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.816% 12/10/49	1,125,000	809,912
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ(a) 6.218% 1/15/18	1,650,000	422,809
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	975,000	728,529

	Principal Amount	Value
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A3 5.398% 2/15/40	$4,450,000	$2,924,919
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 VRN 5.172% 12/12/49	975,000	715,509
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	800,000	565,511
Morgan Stanley Capital I, Series 2007-HQ11, Class A31 5.439% 2/12/44	4,200,000	2,806,676
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	2,300,000	1,701,087
Starwood Commercial Mortgage Trust, Series 1999-C1, Class B(a) 6.920% 2/03/09	1,000,000	1,001,556
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	1,475,000	1,038,893
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN 5.858% 2/15/51	2,450,000	1,815,855
		19,830,251
Home Equity ABS — 0.1%
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	5,126	4,823
Terwin Mortgage Trust, Series 2006-10SL, Class A2 STEP 5.000% 12/25/37	2,875,000	350,031
		354,854

	Principal Amount	Value
Student Loans ABS — 0.2%
Ares High Yield CSO PLC (Acquired 2/15/07, Cost $691,900), Series 2005-2A, Class 2B1 FRN(a) (c) 2.578% 9/20/10	$680,000	$380,120
Galena CDO Cayman Islands Ltd. (Acquired 4/24/07, Cost $883,208), Series 2005-1, Class B1U7 FRN(a) (c) 3.963% 1/11/13	875,000	148,050
Newport Waves CDO (Acquired 3/30/07, Cost $1,398,376), Series 2007-1A, Class A3LS FRN(a) (c) 2.125% 6/20/14	1,400,000	379,312
Salt Creek High Yield CSO Ltd. (Acquired 1/23/07, Cost $400,500), Series 2005-1A, Class B2 FRN(a) (c) 4.125% 9/20/10	400,000	241,313
Salt Creek High Yield CSO Ltd. (Acquired 1/23/07, Cost $505,625), Series 2005-1A, Class A7 FRN(a) (c) 3.525% 9/20/10	500,000	376,016
		1,524,811
WL Collateral CMO — 1.8%
ABN AMRO Mortgage Corp., Series 2003-12, Class 1A 5.000% 12/25/33	1,288,942	1,025,061
Banc of America Funding Corp., Series 2006-G, Class 2A2 FRN 0.588% 7/20/36	840,679	682,433
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 4.518% 8/25/34	405,636	292,432
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 5.394% 9/25/33	62,204	31,599

(Continued)

The accompanying notes are an integral part of the financial statements.

25

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Countrywide Home Loans, Inc., Series 2004-23, Class 1A1 FRN 6.573% 2/25/34	$64,720	$33,783
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 4.842% 8/25/34	104,444	74,914
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.771% 1/19/38	1,246,546	511,341
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 1.505% 5/25/37	1,811,359	1,437,677
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 5.632% 8/25/34	182,130	98,197
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A6 FRN 3.788% 11/21/34	600,000	473,635
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.721% 8/25/36	492,435	310,525
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 5.451% 7/25/33	12,514	8,818
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 5.742% 2/25/34	27,247	18,804
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 5.431% 2/25/34	2,200	1,377
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.651% 6/25/46	2,514,049	965,884
Residential Accredit Loans, Inc., Series 2006-QO4, Class 2A1 FRN 0.661% 4/25/46	1,600,779	625,639

	Principal Amount	Value
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 5.726% 3/25/34	$124,947	$93,305
Washington Mutual MSC Mortgage, Series 2004-RA4, Class 2A 6.500% 8/25/34	213,114	161,825
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 3.656% 4/25/44	318,369	126,139
Washington Mutual, Inc., Series 2004-AR14, Class A1 VRN 4.256% 1/25/35	1,703,666	1,333,953
Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class 2A1 FRN 4.243% 9/25/34	1,130,012	837,198
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1 FRN 4.572% 12/25/34	1,450,894	1,048,485
		10,193,024
WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 5.530% 6/25/32	96,560	41,930
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $50,492,797)		31,944,870
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 41.5%
Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp., Series 2178, Class PB 7.000% 8/15/29	419,706	435,775
U.S. Department of Veteran Affairs, Series 1992-1, Class 2Z 7.750% 5/15/22	304,000	324,533
		760,308

	Principal Amount	Value
Pass-Through Securities — 41.4%
Connecticut State Health & Educational Facilities Authority, (Yale University) 5.000% 7/01/42	$2,775,000	$2,695,940
Federal Home Loan Mortgage Corp.
Pool #G01842 4.500% 6/01/35	685,566	694,778
Pool #G01953 4.500% 10/01/35	3,493,058	3,539,450
Pool #G04826 4.500% 3/01/36	4,964,945	5,031,661
Pool #G04494 4.500% 5/01/38	1,821,201	1,845,389
Pool #G11723 5.500% 7/01/20	123,537	127,711
Pool #J00667 5.500% 12/01/20	3,809,655	3,937,190
Pool #G18090 5.500% 12/01/20	3,962,986	4,095,035
Pool #J00900 5.500% 12/01/20	1,587,376	1,640,020
Pool #J00939 5.500% 1/01/21	2,345,770	2,423,932
Pool #C01283 5.500% 11/01/31	629,476	646,615
Pool #A69443 5.500% 12/01/37	6,626,623	6,790,477
Pool #E85389 6.000% 9/01/16	172,584	179,683
Pool #G11431 6.000% 2/01/18	115,789	120,552
Pool #E85301 6.500% 9/01/16	246,512	256,796
Pool #E85032 6.500% 9/01/16	59,052	61,515
Pool #E85409 6.500% 9/01/16	222,038	231,301
Pool #C01079 7.500% 10/01/30	14,410	15,186
Pool #C01135 7.500% 2/01/31	52,344	55,159
Pool #554904 9.000% 3/01/17	1,078	1,159
Federal National Mortgage Association
Pool #775539 3.898% 5/01/34	857,596	856,993
Pool #888586 4.311% 10/01/34	1,880,820	1,887,506
Pool #753118 4.500% 12/01/33	29,608	30,088

(Continued)

The accompanying notes are an integral part of the financial statements.

26

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #779670 4.500% 6/01/34	$170,657	$173,424
Pool #805252 4.500% 1/01/35	98,404	99,937
Pool #809640 4.500% 2/01/35	140,255	142,441
Pool #797524 4.500% 3/01/35	187,236	190,155
Pool #809923 4.500% 3/01/35	686,447	697,146
Pool #815501 4.500% 3/01/35	65,259	66,277
Pool #814675 4.500% 4/01/35	58,500	59,412
Pool #825320 4.500% 5/01/35	703,138	714,097
Pool #823292 4.500% 6/01/35	481,180	488,605
Pool #824765 4.500% 6/01/35	419,124	425,657
Pool #825131 4.500% 6/01/35	404,583	410,888
Pool #820260 4.500% 7/01/35	732,094	743,390
Pool #828532 4.500% 7/01/35	94,922	96,387
Pool #829199 4.500% 7/01/35	176,938	179,668
Pool #789822 4.500% 8/01/35	725,751	736,949
Pool #835751 4.500% 8/01/35	355,630	361,117
Pool #838509 4.500% 8/01/35	404,256	410,494
Pool #825779 4.500% 8/01/35	30,032	30,495
Pool #827641 4.500% 8/01/35	144,360	146,767
Pool #828272 4.500% 8/01/35	32,999	33,508
Pool #829239 4.500% 8/01/35	154,616	157,001
Pool #829667 4.500% 8/01/35	516,132	524,096
Pool #817421 4.500% 8/01/35	769,930	781,810
Pool #817428 4.500% 8/01/35	72,303	73,419
Pool #834249 4.500% 8/01/35	67,330	68,369
Pool #835762 4.500% 9/01/35	104,390	106,000
Pool #837987 4.500% 9/01/35	884,193	897,836

	Principal Amount	Value
Pool #838528 4.500% 9/01/35	$757,731	$769,423
Pool #839741 4.500% 9/01/35	654,396	664,493
Pool #829685 4.500% 9/01/35	446,347	453,234
Pool #833408 4.500% 9/01/35	406,978	413,257
Pool #832629 4.500% 9/01/35	775,274	787,236
Pool #833539 4.500% 9/01/35	62,541	63,506
Pool #833836 4.500% 9/01/35	1,172,749	1,190,844
Pool #835290 4.500% 9/01/35	730,886	742,163
Pool #255895 4.500% 9/01/35	149,944	152,258
Pool #843901 4.500% 9/01/35	73,228	74,358
Pool #797680 4.500% 10/01/35	92,902	94,336
Pool #817601 4.500% 10/01/35	131,239	133,264
Pool #840152 4.500% 10/01/35	391,369	397,408
Pool #840237 4.500% 10/01/35	127,699	129,670
Pool #842928 4.500% 10/01/35	188,091	190,993
Pool #844797 4.500% 10/01/35	26,441	26,849
Pool #839114 4.500% 11/01/35	536,739	545,020
Pool #838645 4.500% 11/01/35	288,156	292,602
Pool #847818 4.500% 11/01/35	232,769	236,361
Pool #843120 4.500% 11/01/35	439,039	445,814
Pool #843796 4.500% 11/01/35	28,892	29,338
Pool #844097 4.500% 11/01/35	145,121	147,360
Pool #845203 4.500% 11/01/35	34,708	35,244
Pool #838669 4.500% 12/01/35	365,405	371,043
Pool #849369 4.500% 12/01/35	763,701	775,485
Pool #256078 4.500% 12/01/35	721,767	732,904
Pool #827693 4.500% 12/01/35	19,158	19,478

	Principal Amount	Value
Pool #848501 4.500% 12/01/35	$198,878	$201,947
Pool #848659 4.500% 12/01/35	965,769	980,670
Pool #863782 4.500% 12/01/35	136,129	138,229
Pool #256117 4.500% 1/01/36	713,966	724,982
Pool #849216 4.500% 1/01/36	59,838	60,761
Pool #845378 4.500% 1/01/36	463,482	470,633
Pool #898091 4.500% 1/01/36	447,890	455,361
Pool #256214 4.500% 3/01/36	38,151	38,739
Pool #256292 4.500% 4/01/36	970,428	985,402
Pool #867438 4.500% 5/01/36	90,720	92,120
Pool #882206 4.500% 8/01/36	662,587	672,810
Pool #256536 4.500% 11/01/36	188,504	191,413
Pool #871113 4.500% 12/01/36	398,327	404,473
Pool #256593 4.500% 12/01/36	147,246	149,518
Pool #871062 4.500% 1/01/37	970,437	985,411
Pool #871142 4.500% 1/01/37	467,797	475,015
Pool #953596 4.500% 1/01/38	2,907,887	2,952,755
Pool #961806 4.500% 2/01/38	496,121	503,776
Pool #961904 4.500% 3/01/38	935,967	950,409
Pool #973013 4.500% 3/01/38	498,046	505,731
Pool #975211 4.500% 3/01/38	3,982,723	4,044,175
Pool #834635 5.000% 8/01/35	8,295,727	8,487,242
Pool #834646 5.000% 8/01/35	6,626,585	6,779,565
Pool #918461 5.000% 5/01/37	7,911,538	8,091,710
Pool # 963339 5.000% 5/01/38	4,946,408	5,059,055
Pool #963798 5.000% 6/01/38	245,233	250,818
Pool #963869 5.000% 6/01/38	56,479	57,766

(Continued)

The accompanying notes are an integral part of the financial statements.

27

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #981319 5.000% 6/01/38	$497,563	$508,894
Pool #981687 5.000% 6/01/38	1,190,040	1,217,141
Pool #981815 5.000% 6/01/38	1,081,833	1,106,470
Pool #984762 5.000% 6/01/38	703,233	719,247
Pool #964425 5.000% 7/01/38	1,205,512	1,232,965
Pool #964572 5.000% 7/01/38	1,138,260	1,164,182
Pool #983313 5.000% 7/01/38	636,222	650,711
Pool #986040 5.000% 7/01/38	1,134,126	1,159,954
Pool #986654 5.000% 7/01/38	1,185,940	1,212,948
Pool #987078 5.000% 7/01/38	344,961	352,817
Pool #987221 5.000% 7/01/38	86,181	88,143
Pool #934381 5.000% 8/01/38	85,542	87,490
Pool #964821 5.000% 8/01/38	995,830	1,018,508
Pool #255148 5.500% 2/01/14	6,319	6,509
Pool #738739 5.500% 9/01/18	232,706	240,714
Pool #737039 5.500% 10/01/18	399,882	413,644
Pool #738636 5.500% 11/01/18	13,817	14,297
Pool #746427 5.500% 11/01/18	291,545	301,578
Pool #748760 5.500% 11/01/18	249,992	258,596
Pool #750461 5.500% 12/01/18	18,742	19,387
Pool #761018 5.500% 12/01/18	6,806	7,040
Pool #767849 5.500% 1/01/19	9,086	9,398
Pool #779844 5.500% 7/01/19	258,878	267,625
Pool #785936 5.500% 7/01/19	9,382	9,699
Pool #786160 5.500% 7/01/19	203,744	210,723
Pool #786687 5.500% 8/01/19	46,457	48,026
Pool #796167 5.500% 9/01/19	228,110	235,924

	Principal Amount	Value
Pool #772702 5.500% 9/01/19	$149,855	$154,988
Pool #800272 5.500% 12/01/19	171,559	177,303
Pool #806069 5.500% 12/01/19	721,468	745,620
Pool #805114 5.500% 1/01/20	652,165	673,997
Pool #255624 5.500% 2/01/20	11,558	11,945
Pool #819237 5.500% 5/01/20	113,827	117,638
Pool #822386 5.500% 5/01/20	652,794	674,444
Pool #824562 5.500% 5/01/20	655,504	677,243
Pool #825671 5.500% 6/01/20	137,246	141,776
Pool #781927 5.500% 2/01/21	484,657	500,276
Pool #788209 5.500% 2/01/21	56,486	58,350
Pool #831363 5.500% 2/01/21	131,326	135,661
Pool #847839 5.500% 2/01/21	336,789	347,905
Pool #865590 5.500% 2/01/21	44,863	46,337
Pool #869803 5.500% 3/01/21	731,114	754,675
Pool #870552 5.500% 3/01/21	746,660	771,189
Pool #831431 5.500% 3/01/21	401,701	414,897
Pool #811550 5.500% 3/01/21	551,883	569,669
Pool #845461 5.500% 3/01/21	653,663	674,729
Pool #865712 5.500% 3/01/21	305,514	315,551
Pool #865902 5.500% 3/01/21	547,596	565,585
Pool #867765 5.500% 3/01/21	11,277	11,640
Pool #869247 5.500% 3/01/21	365,964	377,757
Pool #871495 5.500% 4/01/21	689,527	711,748
Pool #879609 5.500% 4/01/21	614,170	634,347
Pool #869938 5.500% 4/01/21	595,533	614,725
Pool #888468 5.500% 9/01/21	7,180,157	7,416,036

	Principal Amount	Value
Pool #254548 5.500% 12/01/32	$559,466	$575,791
Pool #710101 5.500% 5/01/33	567,060	583,518
Pool #555880 5.500% 11/01/33	1,146,739	1,180,021
Pool #756231 5.500% 1/01/34	265,190	272,763
Pool #768890 5.500% 2/01/34	37,329	38,395
Pool #767689 5.500% 3/01/34	96,946	99,714
Pool #770763 5.500% 4/01/34	91,149	93,694
Pool #725727 5.500% 8/01/34	151,086	155,305
Pool #813109 5.500% 2/01/35	245,809	252,598
Pool #815670 5.500% 2/01/35	304,540	312,950
Pool #735480 5.500% 4/01/35	4,985,464	5,123,149
Pool #255706 5.500% 5/01/35	999,929	1,027,544
Pool #839331 5.500% 10/01/35	5,150,000	5,291,424
Pool #879355 5.500% 2/01/36	1,672,729	1,719,186
Pool #967740 5.500% 7/01/37	11,719,625	12,035,964
Pool #986245 5.500% 7/01/38	5,287,703	5,430,430
5.625% 7/15/37	4,825,000	6,124,608
Pool #587994 6.000% 6/01/16	42,403	44,133
Pool #846765 6.000% 1/01/36	812,789	838,347
Pool #852680 6.000% 3/01/36	731,258	754,252
Pool #880938 6.000% 5/01/36	803,330	828,591
Pool #872758 6.000% 6/01/36	688,297	709,941
Pool #881569 6.000% 6/01/36	755,059	778,802
Pool #885283 6.000% 6/01/36	637,416	657,460
Pool #885773 6.000% 6/01/36	7,663,078	7,904,045
Pool #885866 6.000% 6/01/36	416,985	430,097
Pool #896113 6.000% 6/01/36	708,489	730,767

(Continued)

The accompanying notes are an integral part of the financial statements.

28

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #885298 6.000% 7/01/36	$709,925	$732,249
Pool #887378 6.000% 7/01/36	676,023	697,281
Pool #831663 6.000% 8/01/36	697,258	719,184
Pool #887317 6.000% 8/01/36	774,166	798,510
Pool #887823 6.000% 8/01/36	737,047	760,224
Pool #870738 6.000% 9/01/36	794,413	819,394
Pool #895323 6.000% 9/01/36	643,535	663,771
Pool #896439 6.000% 9/01/36	702,430	724,518
Pool #901733 6.000% 10/01/36	712,289	734,687
Pool #253880 6.500% 7/01/16	195,152	203,233
Pool #797585 6.500% 6/01/35	442,586	460,963
Pool #863711 6.500% 5/01/36	410,217	426,866
Pool #878169 6.500% 8/01/36	1,124,120	1,169,743
Pool #745820 6.500% 8/01/36	3,445,547	3,585,387
Pool #745876 6.500% 9/01/36	4,449,138	4,629,710
Pool #878230 6.500% 10/01/36	304,563	316,924
Pool #894228 6.500% 10/01/36	260,631	271,209
Pool #871103 6.500% 11/01/36	3,401,277	3,539,321
Pool #905590 6.500% 12/01/36	412,255	428,986
Pool #955771 6.500% 10/01/37	3,540,313	3,684,000
Pool #974664 6.500% 3/01/38	972,521	1,011,992
Pool #964980 6.500% 9/01/38	12,758,481	13,276,295
Pool #575667 7.000% 3/01/31	77,208	81,316
Pool #572577 7.000% 4/01/31	13,048	13,738
Pool #497120 7.500% 8/01/29	1,626	1,710
Pool #507053 7.500% 9/01/29	3,475	3,653
Pool #529453 7.500% 1/01/30	13,651	14,361

	Principal Amount	Value
Pool #532418 7.500% 2/01/30	$13,270	$13,956
Pool #531196 7.500% 2/01/30	939	987
Pool #530299 7.500% 3/01/30	5,976	6,285
Pool #536386 7.500% 4/01/30	3,396	3,572
Pool #535996 7.500% 6/01/31	49,788	52,384
Pool #523499 8.000% 11/01/29	8,166	8,653
Pool #252926 8.000% 12/01/29	1,645	1,743
Pool #532819 8.000% 3/01/30	716	760
Pool #537033 8.000% 4/01/30	15,698	16,648
Pool #534703 8.000% 5/01/30	9,070	9,601
Pool #253437 8.000% 9/01/30	1,162	1,232
Pool #253481 8.000% 10/01/30	626	663
Pool #596656 8.000% 8/01/31	6,414	6,776
Pool #599652 8.000% 8/01/31	133,232	141,359
Pool #602008 8.000% 8/01/31	30,134	31,948
Pool #190317 8.000% 8/01/31	24,448	25,922
Pool #597220 8.000% 9/01/31	15,018	15,924
Government National Mortgage Association
Pool #008746 5.125% 11/20/25	18,338	18,085
Pool #080136 5.125% 11/20/27	3,861	3,807
Pool #658499 6.000% 7/15/37	829,161	857,987
Pool #670566 6.000% 7/15/37	20,863	21,588
Pool #670572 6.000% 7/15/37	261,454	270,544
Pool #671453 6.000% 7/15/37	208,789	216,048
Pool #670907 6.000% 7/15/37	510,030	527,762
Pool #671330 6.000% 7/15/37	893,122	924,172
Pool #671325 6.000% 7/15/37	806,192	834,220

	Principal Amount	Value
Pool #671007 6.000% 8/15/37	$2,914,330	$3,015,649
Pool #659654 6.500% 9/15/36	2,854,728	2,978,618
Pool #371146 7.000% 9/15/23	4,478	4,689
Pool #352022 7.000% 11/15/23	47,961	50,218
Pool #374440 7.000% 11/15/23	3,017	3,159
Pool #491089 7.000% 12/15/28	50,529	53,160
Pool #483598 7.000% 1/15/29	17,739	18,663
Pool #480539 7.000% 4/15/29	906	953
Pool #488634 7.000% 5/15/29	7,860	8,274
Pool #500928 7.000% 5/15/29	18,902	19,887
Pool #478658 7.000% 5/15/29	17,910	18,843
Pool #498541 7.000% 6/15/29	15,864	16,690
Pool #509546 7.000% 6/15/29	28,835	30,337
Pool #499410 7.000% 7/15/29	4,015	4,224
Pool #508655 7.000% 7/15/29	553	582
Pool #510083 7.000% 7/15/29	9,254	9,736
Pool #493723 7.000% 8/15/29	34,263	36,047
Pool #507093 7.000% 8/15/29	9,066	9,544
Pool #516706 7.000% 8/15/29	802	844
Pool #505558 7.000% 9/15/29	3,049	3,207
Pool #581417 7.000% 7/15/32	77,381	81,217
Pool #591581 7.000% 8/15/32	39,280	41,178
Pool #316512 7.250% 11/20/21	56,551	59,184
Pool #210946 7.500% 3/15/17	13,098	13,689
Pool #203940 7.500% 4/15/17	44,731	46,689
Pool #181168 7.500% 5/15/17	17,425	18,229
Pool #193870 7.500% 5/15/17	24,856	25,914

(Continued)

The accompanying notes are an integral part of the financial statements.

29

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #192796 7.500% 6/15/17	$1,887	$1,973
Pool #226163 7.500% 7/15/17	21,675	22,681
Pool #385760 7.500% 6/15/24	1,512	1,590
New Valley Generation IV 4.687% 1/15/22	469,514	531,063
		236,364,640
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $225,419,861)		237,124,948
U.S. TREASURY OBLIGATIONS — 16.3%
U.S. Treasury Bonds & Notes — 16.3%
U.S. Treasury Bond 4.375% 2/15/38	7,245,000	9,711,130
U.S. Treasury Inflation Index 0.625% 4/15/13	2,844,292	2,710,966
U.S. Treasury Note 1.500% 10/31/10	2,540,000	2,578,298
U.S. Treasury Note(f) 2.500% 3/31/13	41,070,000	43,527,785
U.S. Treasury Note 3.500% 2/15/18	8,425,000	9,329,042
U.S. Treasury Note 4.875% 5/31/11	23,250,000	25,565,009
		93,422,230
TOTAL U.S. TREASURY OBLIGATIONS (Cost $90,210,381)		93,422,230
TOTAL BONDS & NOTES (Cost $569,848,391)		551,925,147
TOTAL LONG-TERM INVESTMENTS (Cost $570,298,391)		552,242,528

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 3.7%
Commercial Paper — 3.7%
Avery Dennison Corp. 1.500% 1/02/09	$4,614,000	$4,613,807
Textron, Inc. 6.250% 1/06/09	5,560,000	5,555,174
Volkswagen of America 6.150% 1/13/09	3,387,000	3,380,057
Volvo Group Treasury North America 5.500% 1/02/09	7,433,000	7,431,864
		20,980,902
TOTAL SHORT-TERM INVESTMENTS (Cost $20,980,902)		20,980,902
TOTAL INVESTMENTS — 100.4% (Cost $591,279,293)(g)		573,223,430
Other Assets/ (Liabilities) — (0.4)%		(2,356,852)
NET ASSETS — 100.0%		$570,866,578

Notes to Portfolio of Investments

Industry classifications are unaudited.

ABS - Asset Backed Security

CBO - Collateralized Bond Obligation

CDO - Collateralized Debt Obligation

CMO - Collateralized Mortgage Obligation

CSO - Credit Swap Obligation

FRN - Floating Rate Note

MBS - Mortgage Backed Security

PAC - Planned Amortization Class

STEP - Step Up Bond

VRN - Variable Rate Note

WL - Whole Loan

(a)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, these securities amounted to a value of $23,551,538 or 4.13% of net assets.

(b)  This security is valued in good faith under procedures established by the Board of Trustees.

(c)  Restricted security. (Note 2).

(d)  Non-income producing security.

(e)  Security is currently in default.

(f)  This security is held as collateral for open futures contracts. (Note 2).

(g)  See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

30

MML Blend Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES — 57.0%
COMMON STOCK — 57.0%
Advertising — 0.1%
Interpublic Group of Cos., Inc.(a)	19,300	$76,428
Omnicom Group, Inc.	12,900	347,268
		423,696
Aerospace & Defense — 1.4%
Boeing Co.	30,100	1,284,367
General Dynamics Corp.	16,200	932,958
Goodrich Corp.	5,100	188,802
L-3 Communications Holdings, Inc.	5,000	368,900
Lockheed Martin Corp.	13,600	1,143,488
Northrop Grumman Corp.	13,800	621,552
Raytheon Co.	17,000	867,680
Rockwell Collins, Inc.	6,400	250,176
United Technologies Corp.	39,300	2,106,480
		7,764,403
Agriculture — 1.2%
Altria Group, Inc.	83,800	1,262,028
Archer-Daniels-Midland Co.	26,200	755,346
Lorillard, Inc.	7,000	394,450
Philip Morris International, Inc.	83,800	3,646,138
Reynolds American, Inc.	7,000	282,170
UST, Inc.	6,000	416,280
		6,756,412
Airlines — 0.0%
Southwest Airlines Co.	29,900	257,738
Apparel — 0.2%
Nike, Inc. Class B	15,900	810,900
VF Corp.	3,600	197,172
		1,008,072
Auto Manufacturers — 0.1%
Ford Motor Co.(a)	91,900	210,451
General Motors Corp.	24,800	79,360
Paccar, Inc.	14,700	420,420
		710,231
Automotive & Parts — 0.1%
The Goodyear Tire & Rubber Co.(a)	9,800	58,506
Johnson Controls, Inc.	24,100	437,656
		496,162

	Number of Shares	Value
Banks — 2.8%
Bank of America Corp.	204,005	$2,872,390
The Bank of New York Mellon Corp.	46,518	1,317,855
BB&T Corp.	22,400	615,104
Capital One Financial Corp.	15,333	488,969
Comerica, Inc.	6,100	121,085
Fifth Third Bancorp	23,400	193,284
First Horizon National Corp.	8,351	88,266
Huntington Bancshares, Inc.	14,900	114,134
KeyCorp	20,100	171,252
M&T Bank Corp.	3,200	183,712
Marshall & Ilsley Corp.	10,600	144,584
National City Corp.	85,100	154,031
Northern Trust Corp.	8,900	464,046
PNC Financial Services Group, Inc.	14,100	690,900
Regions Financial Corp.	28,186	224,361
State Street Corp.	17,500	688,275
SunTrust Banks, Inc.	14,400	425,376
U.S. Bancorp	70,900	1,773,209
Wachovia Corp.	87,800	486,412
Wells Fargo & Co.	151,200	4,457,376
Zions Bancorp	4,600	112,746
		15,787,367
Beverages — 1.5%
Brown-Forman Corp. Class B	4,000	205,960
The Coca-Cola Co.	80,800	3,657,816
Coca-Cola Enterprises, Inc.	12,900	155,187
Constellation Brands, Inc. Class A(a)	7,900	124,583
Dr. Pepper Snapple Group, Inc.(a)	10,400	169,000
Molson Coors Brewing Co. Class B	6,100	298,412
The Pepsi Bottling Group, Inc.	5,600	126,056
PepsiCo, Inc.	63,600	3,483,372
		8,220,386
Biotechnology — 0.9%
Amgen, Inc.(a)	43,100	2,489,025
Biogen Idec, Inc.(a)	11,900	566,797
Celgene Corp.(a)	18,500	1,022,680
Genzyme Corp.(a)	10,900	723,433
Life Technologies Corp.(a)	11,377	265,198
Millipore Corp.(a)	2,300	118,496
		5,185,629

	Number of Shares	Value
Building Materials — 0.0%
Masco Corp.	14,700	$163,611
Chemicals — 1.0%
Air Products & Chemicals, Inc.	8,700	437,349
CF Industries Holdings, Inc.	2,300	113,068
The Dow Chemical Co.	37,700	568,893
Du Pont (E.I.) de Nemours & Co.	36,600	925,980
Eastman Chemical Co.	3,000	95,130
Ecolab, Inc.	7,100	249,565
International Flavors & Fragrances, Inc.	3,100	92,132
Monsanto Co.	22,300	1,568,805
PPG Industries, Inc.	6,700	284,281
Praxair, Inc.	12,800	759,808
Rohm & Haas Co.	5,000	308,950
The Sherwin-Williams Co.	4,100	244,975
Sigma-Aldrich Corp.	5,100	215,424
		5,864,360
Coal — 0.1%
CONSOL Energy, Inc.	7,400	211,492
Massey Energy Co.	3,400	46,886
Peabody Energy Corp.	11,000	250,250
		508,628
Commercial Services — 0.7%
Apollo Group, Inc. Class A(a)	4,400	337,128
Automatic Data Processing, Inc.	20,600	810,404
Convergys Corp.(a)	5,000	32,050
Donnelley (R.R.) & Sons Co.	8,500	115,430
Equifax, Inc.	5,300	140,556
H&R Block, Inc.	13,300	302,176
Mastercard, Inc. Class A	2,900	414,497
McKesson Corp.	11,300	437,649
Monster Worldwide, Inc.(a)	5,000	60,450
Moody's Corp.	8,000	160,720
Paychex, Inc.	13,000	341,640
Robert Half International, Inc.	6,300	131,166
Total System Services, Inc.	8,000	112,000
Western Union Co.	29,700	425,898
		3,821,764
Computers — 2.5%
Affiliated Computer Services, Inc. Class A(a)	4,000	183,800

(Continued)

The accompanying notes are an integral part of the financial statements.

31

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Apple, Inc.(a)	36,000	$3,072,600
Cognizant Technology Solutions Corp. Class A(a)	11,800	213,108
Computer Sciences Corp.(a)	6,100	214,354
Dell, Inc.(a)	70,900	726,016
EMC Corp.(a)	84,300	882,621
Hewlett-Packard Co.	99,700	3,618,113
International Business Machines Corp.	55,200	4,645,632
Lexmark International, Inc. Class A(a)	3,200	86,080
NetApp, Inc.(a)	13,400	187,198
SanDisk Corp.(a)	9,100	87,360
Sun Microsystems, Inc.(a)	30,600	116,892
Teradata Corp.(a)	7,300	108,259
		14,142,033
Cosmetics & Personal Care — 1.7%
Avon Products, Inc.	17,300	415,719
Colgate-Palmolive Co.	20,500	1,405,070
The Estee Lauder Cos., Inc. Class A	4,600	142,416
The Procter & Gamble Co.	121,893	7,535,425
		9,498,630
Distribution & Wholesale — 0.1%
Fastenal Co.	5,200	181,220
Genuine Parts Co.	6,500	246,090
W.W. Grainger, Inc.	2,600	204,984
		632,294
Diversified Financial — 2.4%
American Express Co.	47,100	873,705
Ameriprise Financial, Inc.	8,880	207,437
The Charles Schwab Corp.	37,900	612,843
CIT Group, Inc.	11,600	52,664
Citigroup, Inc.	221,400	1,485,594
CME Group, Inc.	2,700	561,897
Discover Financial Services	19,550	186,312
E*Trade Financial Corp.(a)	21,800	25,070
Federated Investors, Inc. Class B	3,600	61,056
Franklin Resources, Inc.	6,100	389,058
The Goldman Sachs Group, Inc.	17,600	1,485,264
IntercontinentalExchange, Inc.(a)	3,000	247,320
Invesco Ltd.	15,700	226,708
JP Morgan Chase & Co.	149,859	4,725,054
Legg Mason, Inc.	5,700	124,887
Merrill Lynch & Co., Inc.	62,200	724,008
Morgan Stanley	45,200	725,008

	Number of Shares	Value
The NASDAQ OMX Group, Inc.(a)	5,500	$135,905
NYSE Euronext	10,800	295,704
SLM Corp.(a)	19,000	169,100
T. Rowe Price Group, Inc.	10,500	372,120
		13,686,714
Electric — 2.2%
The AES Corp.(a)	27,300	224,952
Allegheny Energy, Inc.	6,800	230,248
Ameren Corp.	8,500	282,710
American Electric Power Co., Inc.	16,400	545,792
CenterPoint Energy, Inc.	14,000	176,680
CMS Energy Corp.	9,100	92,001
Consolidated Edison, Inc.	11,100	432,123
Constellation Energy Group, Inc.	7,200	180,648
Dominion Resources, Inc.	23,500	842,240
DTE Energy Co.	6,700	238,989
Duke Energy Corp.	51,532	773,495
Dynegy, Inc. Class A(a)	20,500	41,000
Edison International	13,300	427,196
Entergy Corp.	7,700	640,101
Exelon Corp.	26,700	1,484,787
FirstEnergy Corp.	12,400	602,392
FPL Group, Inc.	16,600	835,478
Integrys Energy Group, Inc.	3,100	133,238
Pepco Holdings, Inc.	8,700	154,512
PG&E Corp.	14,600	565,166
Pinnacle West Capital Corp.	4,100	131,733
PPL Corp.	15,200	466,488
Progress Energy, Inc.	10,600	422,410
Public Service Enterprise Group, Inc.	20,600	600,902
Southern Co.	31,400	1,161,800
TECO Energy, Inc.	8,700	107,445
Wisconsin Energy Corp.	4,700	197,306
Xcel Energy, Inc.	18,100	335,755
		12,327,587
Electrical Components & Equipment — 0.2%
Emerson Electric Co.	31,500	1,153,215
Molex, Inc.	5,800	84,042
		1,237,257
Electronics — 0.2%
Agilent Technologies, Inc.(a)	14,500	226,635
Amphenol Corp. Class A	7,100	170,258
Jabil Circuit, Inc.	8,600	58,050
PerkinElmer, Inc.	4,800	66,768
Tyco Electronics Ltd.	19,200	311,232
Waters Corp.(a)	4,000	146,600
		979,543

	Number of Shares	Value
Engineering & Construction — 0.1%
Fluor Corp.	7,200	$323,064
Jacobs Engineering Group, Inc.(a)	4,900	235,690
		558,754
Entertainment — 0.0%
International Game Technology	12,500	148,625
Environmental Controls — 0.3%
Republic Services, Inc.	29,295	726,223
Stericycle, Inc.(a)	3,400	177,072
Waste Management, Inc.	20,000	662,800
		1,566,095
Foods — 1.2%
Campbell Soup Co.	8,700	261,087
ConAgra Foods, Inc.	18,500	305,250
Dean Foods Co.(a)	6,200	111,414
General Mills, Inc.	13,700	832,275
Heinz (H.J.) Co.	12,700	477,520
The Hershey Co.	6,800	236,232
The J.M. Smucker Co.	4,700	203,792
Kellogg Co.	10,200	447,270
Kraft Foods, Inc. Class A	61,700	1,656,645
The Kroger Co.	26,600	702,506
McCormick & Co., Inc.	5,300	168,858
Safeway, Inc.	17,800	423,106
Sara Lee Corp.	28,700	280,973
SuperValu, Inc.	8,600	125,560
Sysco Corp.	24,400	559,736
Tyson Foods, Inc. Class A	12,200	106,872
Whole Foods Market, Inc.	5,700	53,808
		6,952,904
Forest Products & Paper — 0.1%
International Paper Co.	17,400	205,320
MeadWestvaco Corp.	7,000	78,330
Plum Creek Timber Co., Inc.	6,900	239,706
Weyerhaeuser Co.	8,500	260,185
		783,541
Gas — 0.1%
Nicor, Inc.	1,900	66,006
NiSource, Inc.	11,200	122,864
Sempra Energy	10,100	430,563
		619,433
Hand & Machine Tools — 0.1%
The Black & Decker Corp.	2,500	104,525
Snap-on, Inc.	2,300	90,574
The Stanley Works	3,200	109,120
		304,219

(Continued)

The accompanying notes are an integral part of the financial statements.

32

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Products — 2.4%
Bard (C.R.), Inc.	4,100	$345,466
Baxter International, Inc.	25,500	1,366,545
Becton, Dickinson & Co.	9,900	677,061
Boston Scientific Corp.(a)	61,000	472,140
Covidien Ltd.	20,400	739,296
Intuitive Surgical, Inc.(a)	1,500	190,485
Johnson & Johnson	113,700	6,802,671
Medtronic, Inc.	45,900	1,442,178
St. Jude Medical, Inc.(a)	13,900	458,144
Stryker Corp.	10,000	399,500
Varian Medical Systems, Inc.(a)	5,100	178,704
Zimmer Holdings, Inc.(a)	9,100	367,822
		13,440,012
Health Care – Services — 0.8%
Aetna, Inc.	19,200	547,200
Cigna Corp.	11,200	188,720
Coventry Health Care, Inc.(a)	6,000	89,280
DaVita, Inc.(a)	4,200	208,194
Humana, Inc.(a)	6,800	253,504
Laboratory Corp. of America Holdings(a)	4,600	296,286
Quest Diagnostics, Inc.	6,500	337,415
Tenet Healthcare Corp.(a)	16,800	19,320
Thermo Fisher Scientific, Inc.(a)	17,100	582,597
UnitedHealth Group, Inc.	49,600	1,319,360
WellPoint, Inc.(a)	20,800	876,304
		4,718,180
Holding Company – Diversified — 0.0%
Leucadia National Corp.(a)	7,100	140,580
Home Builders — 0.1%
Centex Corp.	5,100	54,264
D.R. Horton, Inc.	11,300	79,891
KB Home	3,100	42,222
Lennar Corp. Class A	5,800	50,286
Pulte Homes, Inc.	8,700	95,091
		321,754
Home Furnishing — 0.0%
Harman International Industries, Inc.	2,400	40,152
Whirlpool Corp.	3,000	124,050
		164,202
Household Products — 0.3%
Avery Dennison Corp.	4,400	144,012
The Clorox Co.	5,600	311,136
Fortune Brands, Inc.	6,000	247,680
Kimberly-Clark Corp.	16,800	886,032
		1,588,860

	Number of Shares	Value
Housewares — 0.0%
Newell Rubbermaid, Inc.	11,200	$109,536
Insurance — 1.5%
AFLAC, Inc.	19,400	889,296
Allstate Corp.	22,000	720,720
American International Group, Inc.	109,300	171,601
Aon Corp.	11,200	511,616
Assurant, Inc.	4,900	147,000
Chubb Corp.	14,700	749,700
Cincinnati Financial Corp.	6,700	194,769
Genworth Financial, Inc. Class A	17,600	49,808
The Hartford Financial Services Group, Inc.	12,200	200,324
Lincoln National Corp.	10,487	197,575
Loews Corp.	14,700	415,275
Marsh & McLennan Cos., Inc.	20,800	504,816
MBIA, Inc.(a)	7,900	32,153
Metlife, Inc.	30,900	1,077,174
Principal Financial Group, Inc.	10,500	236,985
The Progressive Corp.	27,500	407,275
Prudential Financial, Inc.	17,400	526,524
Torchmark Corp.	3,600	160,920
The Travelers Cos., Inc.	24,035	1,086,382
Unum Group	14,100	262,260
XL Capital Ltd. Class A	13,400	49,580
		8,591,753
Internet — 1.0%
Akamai Technologies, Inc.(a)	6,800	102,612
Amazon.com, Inc.(a)	12,900	661,512
eBay, Inc.(a)	44,400	619,824
Expedia, Inc.(a)	8,500	70,040
Google, Inc. Class A(a)	9,700	2,984,205
Symantec Corp.(a)	34,200	462,384
VeriSign, Inc.(a)	7,800	148,824
Yahoo!, Inc.(a)	56,300	686,860
		5,736,261
Investment Companies — 0.0%
American Capital Strategies Ltd.	8,500	27,540
Iron & Steel — 0.2%
AK Steel Holding Corp.	4,600	42,872
Allegheny Technologies, Inc.	4,000	102,120
Nucor Corp.	12,900	595,980
United States Steel Corp.	4,800	178,560
		919,532

	Number of Shares	Value
Leisure Time — 0.1%
Carnival Corp.	17,700	$430,464
Harley-Davidson, Inc.	9,500	161,215
		591,679
Lodging — 0.1%
Marriott International, Inc. Class A	12,000	233,400
Starwood Hotels & Resorts Worldwide, Inc.	7,500	134,250
Wyndham Worldwide Corp.	7,200	47,160
Wynn Resorts Ltd.(a)	2,400	101,424
		516,234
Machinery – Construction & Mining — 0.2%
Caterpillar, Inc.	24,700	1,103,349
Machinery – Diversified — 0.3%
Cummins, Inc.	8,200	219,186
Deere & Co.	17,300	662,936
Eaton Corp.	6,700	333,057
Flowserve Corp.	2,300	118,450
The Manitowoc Co., Inc.	5,200	45,032
Rockwell Automation, Inc.	5,900	190,216
		1,568,877
Manufacturing — 2.3%
3M Co.	28,400	1,634,136
Cooper Industries Ltd. Class A	7,100	207,533
Danaher Corp.	10,300	583,083
Dover Corp.	7,700	253,484
Eastman Kodak Co.	11,000	72,380
General Electric Co.	426,900	6,915,780
Honeywell International, Inc.	30,300	994,749
Illinois Tool Works, Inc.	16,200	567,810
Ingersoll-Rand Co. Ltd. Class A	12,900	223,815
ITT Corp.	7,300	335,727
Leggett & Platt, Inc.	6,600	100,254
Pall Corp.	4,800	136,464
Parker Hannifin Corp.	6,850	291,399
Textron, Inc.	10,100	140,087
Tyco International Ltd.	19,307	417,031
		12,873,732
Media — 1.4%
CBS Corp. Class B	27,600	226,044
Comcast Corp. Class A	118,700	2,003,656
The DIRECTV Group, Inc.(a)	22,300	510,893
Gannett Co., Inc.	9,200	73,600
The McGraw-Hill Cos., Inc.	12,900	299,151
Meredith Corp.	1,500	25,680

(Continued)

The accompanying notes are an integral part of the financial statements.

33

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
New York Times Co. Class A	4,700	$34,451
News Corp. Class A	93,400	849,006
Scripps Networks Interactive Class A	3,600	79,200
Time Warner, Inc.	145,800	1,466,748
Viacom, Inc. Class B(a)	25,300	482,218
The Walt Disney Co.	76,400	1,733,516
Washington Post Co. Class B	200	78,050
		7,862,213
Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.	5,600	333,088
Mining — 0.3%
Alcoa, Inc.	33,000	371,580
Freeport-McMoRan Copper & Gold, Inc.	15,593	381,093
Newmont Mining Corp.	18,500	752,950
Titanium Metals Corp.	3,400	29,954
Vulcan Materials Co.	4,400	306,152
		1,841,729
Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc.	8,500	216,580
Xerox Corp.	35,500	282,935
		499,515
Oil & Gas — 6.7%
Anadarko Petroleum Corp.	19,100	736,305
Apache Corp.	13,600	1,013,608
Cabot Oil & Gas Corp.	4,200	109,200
Chesapeake Energy Corp.	21,200	342,804
Chevron Corp.	83,569	6,181,599
ConocoPhillips	61,858	3,204,244
Devon Energy Corp.	18,000	1,182,780
ENSCO International, Inc.	5,900	167,501
EOG Resources, Inc.	10,100	672,458
Exxon Mobil Corp.(b)	211,300	16,868,079
Hess Corp.	11,500	616,860
Marathon Oil Corp.	28,600	782,496
Murphy Oil Corp.	7,700	341,495
Nabors Industries Ltd.(a)	11,400	136,458
Noble Corp.	11,000	242,990
Noble Energy, Inc.	7,000	344,540
Occidental Petroleum Corp.	33,300	1,997,667
Pioneer Natural Resources Co.	4,800	77,664
Questar Corp.	7,100	232,099
Range Resources Corp.	6,300	216,657
Rowan Cos., Inc.	4,500	71,550
Southwestern Energy Co.(a)	13,900	402,683

	Number of Shares	Value
Sunoco, Inc.	4,700	$204,262
Tesoro Corp.	5,700	75,069
Transocean Ltd.(a)	12,900	609,525
Valero Energy Corp.	21,300	460,932
XTO Energy, Inc.	22,300	786,521
		38,078,046
Oil & Gas Services — 0.8%
Baker Hughes, Inc.	12,500	400,875
BJ Services Co.	11,900	138,873
Cameron International Corp.(a)	8,800	180,400
Halliburton Co.	35,600	647,208
National Oilwell Varco, Inc.(a)	16,900	413,036
Schlumberger Ltd.	48,700	2,061,471
Smith International, Inc.	8,700	199,143
Weatherford International Ltd.(a)	27,600	298,632
		4,339,638
Packaging & Containers — 0.1%
Ball Corp.	4,000	166,360
Bemis Co., Inc.	4,100	97,088
Pactiv Corp.(a)	5,400	134,352
Sealed Air Corp.	6,500	97,110
		494,910
Pharmaceuticals — 4.2%
Abbott Laboratories	62,700	3,346,299
Allergan, Inc.	12,500	504,000
AmerisourceBergen Corp.	6,400	228,224
Bristol-Myers Squibb Co.	80,500	1,871,625
Cardinal Health, Inc.	14,600	503,262
Cephalon, Inc.(a)	2,700	208,008
DENTSPLY International, Inc.	6,000	169,440
Eli Lilly & Co.	40,700	1,638,989
Express Scripts, Inc.(a)	10,100	555,298
Forest Laboratories, Inc.(a)	12,400	315,828
Gilead Sciences, Inc.(a)	37,400	1,912,636
Hospira, Inc.(a)	6,500	174,330
King Pharmaceuticals, Inc.(a)	10,100	107,262
Medco Health Solutions, Inc.(a)	20,500	859,155
Merck & Co., Inc.	87,100	2,647,840
Mylan, Inc.(a)	12,300	121,647
Patterson Cos., Inc.(a)	3,700	69,375
Pfizer, Inc.	274,200	4,856,082
Schering-Plough Corp.	66,100	1,125,683
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	2,760	117,480

	Number of Shares	Value
Watson Pharmaceuticals, Inc.(a)	4,300	$114,251
Wyeth	54,300	2,036,793
		23,483,507
Pipelines — 0.2%
El Paso Corp.	28,600	223,938
Spectra Energy Corp.	25,100	395,074
The Williams Cos., Inc.	23,400	338,832
		957,844
Real Estate — 0.0%
CB Richard Ellis Group, Inc. Class A(a)	8,700	37,584
Real Estate Investment Trusts (REITS) — 0.5%
Apartment Investment & Management Co. Class A	3,400	39,270
AvalonBay Communities, Inc.	3,100	187,798
Boston Properties, Inc.	4,800	264,000
Developers Diversified Realty Corp.	4,800	23,424
Equity Residential	11,100	331,002
HCP, Inc.	10,300	286,031
Host Hotels & Resorts, Inc.	21,100	159,727
Kimco Realty Corp.	9,200	168,176
Prologis	10,700	148,623
Public Storage	5,000	397,500
Simon Property Group, Inc.	9,100	483,483
Vornado Realty Trust	5,500	331,925
		2,820,959
Retail — 3.7%
Abercrombie & Fitch Co. Class A	3,600	83,052
AutoNation, Inc.(a)	4,300	42,484
AutoZone, Inc.(a)	1,600	223,152
Bed Bath & Beyond, Inc.(a)	10,500	266,910
Best Buy Co., Inc.	13,650	383,702
Big Lots, Inc.(a)	3,400	49,266
Coach, Inc.(a)	13,700	284,549
Costco Wholesale Corp.	17,600	924,000
CVS Caremark Corp.	58,300	1,675,542
Darden Restaurants, Inc.	5,700	160,626
Family Dollar Stores, Inc.	5,700	148,599
GameStop Corp. Class A(a)	6,600	142,956
The Gap, Inc.	19,100	255,749
The Home Depot, Inc.	69,100	1,590,682
J.C. Penney Co., Inc.	9,000	177,300
Jones Apparel Group, Inc.	3,400	19,924
Kohl's Corp.(a)	12,300	445,260
Limited Brands, Inc.	11,600	116,464
Lowe's Cos., Inc.	59,600	1,282,592

(Continued)

The accompanying notes are an integral part of the financial statements.

34

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Macy's, Inc.	17,200	$178,020
McDonald's Corp.	45,800	2,848,302
Nordstrom, Inc.	6,400	85,184
Office Depot, Inc.(a)	11,100	33,078
Polo Ralph Lauren Corp.	2,400	108,984
RadioShack Corp.	5,400	64,476
Sears Holdings Corp.(a)	2,300	89,401
Staples, Inc.	28,900	517,888
Starbucks Corp.(a)	29,700	280,962
Target Corp.	30,600	1,056,618
Tiffany & Co.	5,000	118,150
The TJX Cos., Inc.	17,100	351,747
Wal-Mart Stores, Inc.	91,300	5,118,278
Walgreen Co.	40,200	991,734
Yum! Brands, Inc.	19,000	598,500
		20,714,131
Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	21,200	338,352
People's United Financial, Inc.	14,100	251,403
Sovereign Bancorp, Inc.(a)	22,100	65,858
		655,613
Semiconductors — 1.2%
Advanced Micro Devices, Inc.(a)	24,600	53,136
Altera Corp.	12,300	205,533
Analog Devices, Inc.	11,900	226,338
Applied Materials, Inc.	54,600	553,098
Broadcom Corp. Class A(a)	17,950	304,612
Intel Corp.	228,700	3,352,742
KLA-Tencor Corp.	7,000	152,530
Linear Technology Corp.	9,000	199,080
LSI Corp.(a)	26,200	86,198
MEMC Electronic Materials, Inc.(a)	9,100	129,948
Microchip Technology, Inc.	7,400	144,522
Micron Technology, Inc.(a)	30,900	81,576
National Semiconductor Corp.	8,000	80,560
Novellus Systems, Inc.(a)	4,100	50,594
Nvidia Corp.(a)	22,600	182,382
QLogic Corp.(a)	5,400	72,576
Teradyne, Inc.(a)	6,800	28,696
Texas Instruments, Inc.	53,300	827,216
Xilinx, Inc.	11,300	201,366
		6,932,703
Software — 2.1%
Adobe Systems, Inc.(a)	21,600	459,864
Autodesk, Inc.(a)	9,200	180,780
BMC Software, Inc.(a)	7,800	209,898
CA, Inc.	15,953	295,609

	Number of Shares	Value
Citrix Systems, Inc.(a)	7,400	$174,418
Compuware Corp.(a)	10,400	70,200
Dun & Bradstreet Corp.	2,210	170,612
Electronic Arts, Inc.(a)	12,900	206,916
Fidelity National Information Services, Inc.	7,700	125,279
Fiserv, Inc.(a)	6,600	240,042
IMS Health, Inc.	7,400	112,184
Intuit, Inc.(a)	13,000	309,270
Microsoft Corp.	319,300	6,207,192
Novell, Inc.(a)	14,000	54,460
Oracle Corp.(a)	159,396	2,826,091
Salesforce.com, Inc.(a)	4,200	134,442
		11,777,257
Telecommunications — 3.6%
American Tower Corp. Class A(a)	16,000	469,120
AT&T, Inc.(b)	239,666	6,830,481
CenturyTel, Inc.	4,200	114,786
Ciena Corp.(a)	3,600	24,120
Cisco Systems, Inc.(a)	240,200	3,915,260
Corning, Inc.	64,100	610,873
Embarq Corp.	5,828	209,575
Frontier Communications Corp.	12,900	112,746
Harris Corp.	5,400	205,470
JDS Uniphase Corp.(a)	8,700	31,755
Juniper Networks, Inc.(a)	22,100	386,971
Motorola, Inc.	92,100	408,003
Qualcomm, Inc.	66,700	2,389,861
Qwest Communications International, Inc.	60,400	219,856
Sprint Nextel Corp.(a)	116,000	212,280
Tellabs, Inc.(a)	16,100	66,332
Verizon Communications, Inc.	115,768	3,924,535
Windstream Corp.	17,900	164,680
		20,296,704
Textiles — 0.0%
Cintas Corp.	5,300	123,119
Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	5,100	148,767
Mattel, Inc.	14,600	233,600
		382,367
Transportation — 1.2%
Burlington Northern Santa Fe Corp.	11,500	870,665
C.H. Robinson Worldwide, Inc.	7,000	385,210
CSX Corp.	16,500	535,755

	Number of Shares	Value
Expeditors International of Washington, Inc.	8,600	$286,122
FedEx Corp.	12,600	808,290
Norfolk Southern Corp.	15,300	719,865
Ryder System, Inc.	2,300	89,194
Union Pacific Corp.	20,800	994,240
United Parcel Service, Inc. Class B	41,000	2,261,560
		6,950,901
TOTAL COMMON STOCK (Cost $299,527,740)		321,399,997
TOTAL EQUITIES (Cost $299,527,740)		321,399,997
	Principal Amount
BONDS& NOTES — 40.0%
CORPORATE DEBT — 13.1%
Agriculture — 0.1%
Cargill, Inc.(c) 5.200% 1/22/13	$650,000	595,462
Airlines — 0.0%
US Airways, Inc. Class B(d) (e) 1.000% 4/15/49	869,681	9
Apparel — 0.1%
Kellwood Co. 7.875% 7/15/09	165,000	107,250
VF Corp. 6.450% 11/01/37	375,000	295,018
		402,268
Banks — 1.1%
Bank of America Corp. 4.250% 10/01/10	800,000	795,139
Bank of America Corp. Series L 5.650% 5/01/18	1,240,000	1,247,358
HSBC Finance Corp. 6.375% 10/15/11	965,000	949,416
HSBC Holdings PLC 6.500% 9/15/37	325,000	330,065
Wachovia Bank NA 6.600% 1/15/38	800,000	867,927
Wachovia Corp. 5.300% 10/15/11	750,000	723,319

(Continued)

The accompanying notes are an integral part of the financial statements.

35

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wachovia Corp. 5.750% 6/15/17	$345,000	$343,393
Wells Fargo & Co. 4.375% 1/31/13	700,000	685,451
		5,942,068
Beverages — 0.3%
Anheuser-Busch Cos., Inc. 5.050% 10/15/16	300,000	270,279
Anheuser-Busch Cos., Inc. 6.500% 2/01/43	145,000	119,680
The Coca-Cola Co. 5.350% 11/15/17	275,000	296,700
Diageo Finance BV 3.875% 4/01/11	325,000	314,273
Foster's Finance Corp.(c) 6.875% 6/15/11	835,000	828,701
		1,829,633
Building Materials — 0.2%
American Standard, Inc. 7.625% 2/15/10	700,000	699,994
CRH America, Inc. 8.125% 7/15/18	420,000	303,239
		1,003,233
Chemicals — 0.5%
Cytec Industries, Inc. 5.500% 10/01/10	335,000	323,401
Ecolab, Inc. 4.875% 2/15/15	750,000	645,877
EI Du Pont de Nemours & Co. 6.000% 7/15/18	390,000	409,611
Lubrizol Corp. 4.625% 10/01/09	480,000	471,475
Praxair, Inc. 5.250% 11/15/14	625,000	638,257
Sensient Technologies 6.500% 4/01/09	565,000	562,881
		3,051,502
Commercial Services — 0.2%
Deluxe Corp. 7.375% 6/01/15	95,000	57,000
Donnelley ( R.R. ) & Sons Co. 4.950% 5/15/10	400,000	359,757
Equifax, Inc. 7.000% 7/01/37	275,000	172,064
ERAC USA Finance Co.(c) 6.700% 6/01/34	320,000	175,845
ERAC USA Finance Co.(c) 7.000% 10/15/37	850,000	468,159
		1,232,825

	Principal Amount	Value
Computers — 0.1%
Electronic Data Systems Corp. Series B 6.500% 8/01/13	$310,000	$321,231
EMC Corp. 1.750% 12/01/13	250,000	233,750
		554,981
Diversified Financial — 1.8%
American Express Co. 6.150% 8/28/17	230,000	221,733
American Express Credit Corp. 7.300% 8/20/13	690,000	706,279
American General Finance Corp. 5.900% 9/15/12	980,000	421,100
American General Finance Corp. 6.500% 9/15/17	225,000	92,650
American General Finance Corp. 6.900% 12/15/17	225,000	97,374
The Bear Stearns Cos., Inc. 7.250% 2/01/18	550,000	602,721
BlackRock, Inc. 6.250% 9/15/17	225,000	210,421
Boeing Capital Corp. Ltd. 6.500% 2/15/12	440,000	449,713
CIT Group, Inc. 5.125% 9/30/14	535,000	381,849
CIT Group, Inc. 7.625% 11/30/12	900,000	759,752
Citigroup, Inc. 5.500% 2/15/17	500,000	454,900
Citigroup, Inc. 6.500% 8/19/13	420,000	423,816
Eaton Vance Corp. 6.500% 10/02/17	620,000	549,378
Emerald Investment Grade CBO Ltd. (Acquired 04/23/99, Cost $448,377) FRN(c) (f) 3.054% 5/24/11	337,297	328,864
General Electric Capital Corp. 5.375% 10/20/16	475,000	469,537
The Goldman Sachs Group, Inc. 5.150% 1/15/14	775,000	697,987
The Goldman Sachs Group, Inc. 5.625% 1/15/17	780,000	670,080

	Principal Amount	Value
The Goldman Sachs Group, Inc. 6.125% 2/15/33	$275,000	$250,706
The Goldman Sachs Group, Inc. 6.750% 10/01/37	210,000	170,492
HSBC Finance Corp. 5.900% 6/19/12	40,000	39,954
Lazard Group LLC 6.850% 6/15/17	360,000	229,180
Lazard Group LLC 7.125% 5/15/15	430,000	273,078
Lehman Brothers Holdings, Inc.(e) 6.200% 9/26/14	715,000	67,925
Lehman Brothers Holdings, Inc.(e) 6.875% 7/17/37	500,000	50
Lehman Brothers Holdings, Inc.(e) 7.000% 9/27/27	95,000	9,025
Merrill Lynch & Co., Inc. 5.450% 2/05/13	950,000	913,184
Morgan Stanley 5.450% 1/09/17	265,000	218,435
SLM Corp. 5.000% 10/01/13	230,000	164,570
Textron Financial Corp. 5.125% 11/01/10	580,000	520,282
		10,395,035
Electric — 1.4%
Allegheny Energy Supply(c) 8.250% 4/15/12	275,000	270,875
Carolina Power & Light Co. 5.950% 3/01/09	170,000	170,228
Consumers Energy Co. 4.400% 8/15/09	250,000	247,976
Entergy Gulf States, Inc. 5.250% 8/01/15	995,000	849,100
Kansas Gas & Electric Co. 5.647% 3/29/21	290,122	259,302
MidAmerican Funding LLC 6.750% 3/01/11	145,000	145,893
Mirant Mid-Atlantic LLC Series 2001, Class A 8.625% 6/30/12	345,515	316,578
Monongahela Power 6.700% 6/15/14	400,000	373,225
Nevada Power Co. Series L 5.875% 1/15/15	450,000	430,759

(Continued)

The accompanying notes are an integral part of the financial statements.

36

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nevada Power Co. Series N 6.650% 4/01/36	$135,000	$120,500
Oncor Electric Delivery Co.(c) 6.800% 9/01/18	805,000	771,991
Oncor Electric Delivery Co.(c) 7.500% 9/01/38	270,000	256,571
Pennsylvania Electric Co. Class B 6.125% 4/01/09	830,000	829,438
PPL Energy Supply LLC 6.300% 7/15/13	350,000	324,061
Tenaska Oklahoma(c) 6.528% 12/30/14	405,564	418,226
TransAlta Corp. 5.750% 12/15/13	1,000,000	824,162
Tri-State Generation & Transmission Association Series 2003, Class A(c) 6.040% 1/31/18	356,866	394,618
Tri-State Generation & Transmission Association Series 2003, Class B(c) 7.144% 7/31/33	525,000	511,443
Wisconsin Public Service Corp. 5.650% 11/01/17	225,000	217,407
		7,732,353
Electrical Components & Equipment — 0.1%
Anixter International, Inc. 5.950% 3/01/15	510,000	331,500
Electronics — 0.0%
Thomas & Betts Corp. Series B 6.390% 2/10/09	200,000	200,464
Environmental Controls — 0.1%
Allied Waste North America, Inc. Series B 5.750% 2/15/11	425,000	398,438
Foods — 0.1%
The Kroger Co. 7.500% 1/15/14	150,000	157,680
Sara Lee Corp. 3.875% 6/15/13	140,000	120,942
Smithfield Foods, Inc. 7.000% 8/01/11	225,000	159,750
		438,372

	Principal Amount	Value
Forest Products & Paper — 0.1%
Rock-Tenn Co. 5.625% 3/15/13	$105,000	$90,300
Rock-Tenn Co. 8.200% 8/15/11	390,000	370,500
Rock-Tenn Co.(c) 9.250% 3/15/16	100,000	93,000
		553,800
Gas — 0.1%
Piedmont Natural Gas Co. Series E 6.000% 12/19/33	400,000	365,811
Southwest Gas Corp. 8.375% 2/15/11	205,000	207,312
		573,123
Health Care – Products — 0.1%
Covidien International Finance SA 6.550% 10/15/37	300,000	304,377
Medtronic, Inc. 1.625% 4/15/13	200,000	176,500
		480,877
Holding Company – Diversified — 0.2%
Leucadia National Corp.(b) 7.750% 8/15/13	1,150,000	944,437
Home Builders — 0.1%
Centex Corp. 7.875% 2/01/11	250,000	221,250
D.R. Horton, Inc. 4.875% 1/15/10	80,000	72,600
Lennar Corp. Series B 5.125% 10/01/10	60,000	48,600
		342,450
Household Products — 0.1%
Kimberly-Clark Corp. 6.125% 8/01/17	550,000	585,969
Housewares — 0.1%
Newell Rubbermaid, Inc. 4.000% 5/01/10	320,000	305,808
Toro Co. 7.800% 6/15/27	165,000	159,069
		464,877
Insurance — 0.1%
Lincoln National Corp. 6.300% 10/09/37	220,000	133,621

	Principal Amount	Value
MetLife, Inc. Series A 6.817% 8/15/18	$360,000	$342,865
		476,486
Investment Companies — 0.0%
Xstrata Finance Canada(c) 5.800% 11/15/16	195,000	123,100
Iron & Steel — 0.0%
Reliance Steel & Aluminum Co. 6.200% 11/15/16	245,000	172,064
Leisure Time — 0.0%
Brunswick Corp. 9.750% 8/15/13	395,000	178,452
Lodging — 0.3%
Marriott International, Inc. 6.200% 6/15/16	775,000	537,343
MGM Mirage 6.000% 10/01/09	250,000	238,750
MGM Mirage 6.750% 9/01/12	725,000	507,500
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	150,000	103,500
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 5/01/12	395,000	294,275
		1,681,368
Machinery – Diversified — 0.2%
Briggs & Stratton Corp. 8.875% 3/15/11	550,000	511,500
Roper Industries, Inc. 6.625% 8/15/13	420,000	421,192
		932,692
Manufacturing — 0.4%
Bombardier, Inc.(c) 6.750% 5/01/12	245,000	217,438
Cooper US, Inc. 6.100% 7/01/17	425,000	423,052
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	680,000	650,297
Pentair, Inc. 7.850% 10/15/09	625,000	633,406
Tyco Electronics Group SA 6.000% 10/01/12	225,000	202,973

(Continued)

The accompanying notes are an integral part of the financial statements.

37

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Tyco Electronics Group SA 6.550% 10/01/17	$200,000	$168,080
Tyco Electronics Group SA 7.125% 10/01/37	225,000	170,227
		2,465,473
Media — 0.9%
CBS Corp. 6.625% 5/15/11	480,000	425,367
CBS Corp. 7.875% 7/30/30	210,000	131,637
Cox Communications, Inc. 6.750% 3/15/11	700,000	681,392
Echostar DBS Corp. 7.125% 2/01/16	425,000	354,875
HSN(c) 11.250% 8/01/16	600,000	441,000
Rogers Cable, Inc. 5.500% 3/15/14	200,000	184,511
Rogers Communications, Inc. 7.500% 8/15/38	90,000	97,526
Scholastic Corp. 5.000% 4/15/13	305,000	234,850
Shaw Communications, Inc. 8.250% 4/11/10	745,000	733,825
Thomson Corp. 5.700% 10/01/14	865,000	784,117
Time Warner Cable, Inc. 8.750% 2/14/19	255,000	277,270
Time Warner, Inc. 5.875% 11/15/16	565,000	506,515
Viacom, Inc. 6.250% 4/30/16	195,000	161,634
		5,014,519
Metal Fabricate & Hardware — 0.1%
Timken Co. 5.750% 2/15/10	475,000	469,503
Mining — 0.4%
Codelco, Inc.(c) 6.150% 10/24/36	280,000	245,237
Vale Overseas Ltd. 6.250% 1/23/17	305,000	287,554
Vale Overseas Ltd. 6.875% 11/21/36	280,000	254,156
Vulcan Materials Co. 6.000% 4/01/09	1,250,000	1,229,510
		2,016,457
Office Equipment/Supplies — 0.0%
Xerox Corp. 5.500% 5/15/12	225,000	188,561

	Principal Amount	Value
Oil & Gas — 0.7%
Mobil Corp. 8.625% 8/15/21	$1,050,000	$1,317,738
Noble Holding International Ltd. 7.375% 3/15/14	450,000	456,258
OAO Gazprom(c) 9.625% 3/01/13	290,000	261,000
Pemex Project Funding Master Trust (Acquired 05/28/08, Cost $588,224)(c) (f) 6.625% 6/15/38	590,000	491,175
The Premcor Refining Group, Inc. 6.750% 5/01/14	230,000	216,245
Shell International Finance 5.625% 6/27/11	50,000	53,124
Tesoro Corp. 6.500% 6/01/17	215,000	117,981
Transocean Ltd. 1.500% 12/15/37	250,000	202,500
XTO Energy, Inc. 4.900% 2/01/14	850,000	766,084
		3,882,105
Oil & Gas Services — 0.0%
Hornbeck Offshore Services, Inc. Series B 6.125% 12/01/14	175,000	113,750
Packaging & Containers — 0.1%
Packaging Corp. of America 5.750% 8/01/13	185,000	163,746
Pactiv Corp. 5.875% 7/15/12	230,000	214,219
Pactiv Corp. 6.400% 1/15/18	200,000	166,545
Sealed Air Corp.(c) 6.875% 7/15/33	145,000	96,468
		640,978
Pharmaceuticals — 0.2%
Abbott Laboratories 5.600% 11/30/17	850,000	919,852
Pipelines — 1.2%
Boardwalk Pipelines LLC 5.500% 2/01/17	175,000	141,505
Colonial Pipeline Co.(c) 7.630% 4/15/32	750,000	765,777
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	200,000	201,016

	Principal Amount	Value
Duke Energy Field Services Corp. 7.875% 8/16/10	$1,375,000	$1,351,786
Enbridge, Inc. 5.800% 6/15/14	775,000	679,753
Enterprise Products Operating LP 7.500% 2/01/11	175,000	171,882
Gulf South Pipeline Co. LP(c) 5.050% 2/01/15	150,000	123,017
Kern River Funding Corp.(c) 4.893% 4/30/18	539,000	505,608
Kinder Morgan Energy Partners LP 6.000% 2/01/17	130,000	112,863
Kinder Morgan Energy Partners LP 6.500% 2/01/37	120,000	91,622
Kinder Morgan Energy Partners LP 6.950% 1/15/38	440,000	355,849
Pacific Energy Partners LP/Pacific Energy Finance Corp. 6.250% 9/15/15	100,000	74,369
Pacific Energy Partners LP/Pacific Energy Finance Corp. 7.125% 6/15/14	365,000	318,804
Plains All American Pipeline Co. 5.625% 12/15/13	520,000	438,850
Rockies Express Pipeline LLC(c) 6.250% 7/15/13	350,000	344,595
Rockies Express Pipeline LLC(c) 6.850% 7/15/18	225,000	207,688
Southern Natural Gas Co.(c) 5.900% 4/01/17	250,000	198,114
Texas Eastern Transmission LP(c) 6.000% 9/15/17	175,000	152,655
Trans-Canada Pipelines Ltd. 6.200% 10/15/37	400,000	347,457
Transcontinental Gas Pipe Line Corp. 8.875% 7/15/12	350,000	341,563
		6,924,773

(Continued)

The accompanying notes are an integral part of the financial statements.

38

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Real Estate Investment Trusts (REITS) — 0.2%
Brandywine Operating Partnership LP 5.625% 12/15/10	$310,000	$261,554
iStar Financial, Inc. Series B 4.875% 1/15/09	165,000	149,738
iStar Financial, Inc. Series B 5.700% 3/01/14	310,000	96,100
Senior Housing Properties Trust 8.625% 1/15/12	100,000	86,000
Weingarten Realty Investors, Series A 7.500% 12/19/10	770,000	757,339
		1,350,731
Retail — 0.1%
J.C. Penney Corp., Inc. 7.950% 4/01/17	115,000	87,699
Lowe's Cos., Inc. 5.600% 9/15/12	250,000	253,760
McDonald's Corp. 6.300% 10/15/37	100,000	109,786
Yum! Brands, Inc. 6.875% 11/15/37	415,000	328,871
		780,116
Savings & Loans — 0.0%
Glencore Funding LLC(c) 6.000% 4/15/14	500,000	202,399
Washington Mutual Bank 5.650% 8/15/14	775,000	78
		202,477
Telecommunications — 1.0%
AT&T, Inc. 6.500% 9/01/37	300,000	323,097
British Telecom PLC STEP 9.125% 12/15/30	180,000	191,330
Cellco Partnership(c) 7.375% 11/15/13	450,000	474,786
Deutsche Telekom International Finance B.V. STEP 8.750% 6/15/30	1,060,000	1,307,130
Embarq Corp. 7.082% 6/01/16	205,000	157,850
Qwest Corp. 7.875% 9/01/11	750,000	690,000
Qwest Corp. 8.875% 3/15/12	600,000	555,000

	Principal Amount	Value
Rogers Wireless Communications, Inc. 6.375% 3/01/14	$350,000	$332,709
Rogers Wireless Communications, Inc. 6.800% 8/15/18	20,000	20,209
Sprint Capital Corp. 6.900% 5/01/19	255,000	181,050
Sprint Nextel Corp. 6.000% 12/01/16	295,000	207,975
Telecom Italia Capital SA 6.000% 9/30/34	45,000	31,050
Telefonica Emisones, S.A.U. 7.045% 6/20/36	485,000	529,393
Verizon Global Funding Corp. 7.750% 12/01/30	525,000	582,171
		5,583,750
Textiles — 0.1%
Mohawk Industries, Inc. Series D 7.200% 4/15/12	400,000	366,536
Transportation — 0.2%
Burlington Northern Santa Fe Corp. 6.750% 3/15/29	490,000	481,989
Canadian National Railway Co. 5.850% 11/15/17	215,000	222,489
Canadian National Railway Co. 6.375% 11/15/37	190,000	208,412
CSX Corp. 7.250% 5/01/27	50,000	46,554
		959,444
TOTAL CORPORATE DEBT (Cost $84,594,533)		73,496,863
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.5%
Commercial MBS — 2.5%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.745% 2/10/51	1,225,000	876,465
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 2/11/44	900,000	666,863

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	$600,000	$449,102
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	350,000	247,221
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/49	1,225,000	949,182
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.816% 12/10/49	575,000	413,955
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ(c) 6.218% 1/15/18	785,000	201,155
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	500,000	373,604
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A3 5.398% 2/15/40	2,850,000	1,873,263
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 VRN 5.172% 12/12/49	500,000	366,927
Morgan Stanley Capital I, Series 2007-HQ11, Class A31 5.439% 2/12/44	2,700,000	1,804,292
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	1,475,000	1,090,915
Starwood Commercial Mortgage Trust, Series 1999-C1, Class B(c) 6.920% 2/03/09	3,000,000	3,004,667

(Continued)

The accompanying notes are an integral part of the financial statements.

39

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	$750,000	$528,251
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN 5.858% 2/15/51	1,750,000	1,297,039
		14,142,901
Home Equity ABS — 0.0%
Terwin Mortgage Trust, Series 2006-10SL, Class A2 STEP 5.000% 12/25/37	2,000,000	243,500
Student Loans ABS — 0.2%
Ares High Yield CSO PLC (Acquired 02/15/07, Cost $437,525), Series 2005-2A, Class 2B1 FRN(c) (f) 2.578% 9/20/10	430,000	240,370
Galena CDO Cayman Islands Ltd. (Acquired 04/27/07, Cost $580,394), Series 2005-1, Class B1U7 FRN(c) (f) 3.963% 1/11/13	575,000	97,290
Newport Waves CDO (Acquired 03/30/07, Cost $948,898), Series 2007-1A, Class A3LS FRN(c) (f) 2.125% 6/20/14	950,000	257,391
Salt Creek High Yield CSO Ltd. (Acquired 01/23/07, Cost $245,306), Series 2005-1A, Class B2 FRN(c) (f) 4.125% 9/20/10	245,000	147,804
Salt Creek High Yield CSO Ltd. (Acquired 01/23/07, Cost $303,375), Series 2005-1A, Class A7 FRN(c) (f) 3.525% 9/20/10	300,000	225,609
		968,464

	Principal Amount	Value
WL Collateral CMO — 0.8%
ABN AMRO Mortgage Corp., Series 2003-12, Class 1A 5.000% 12/25/33	$1,127,824	$896,929
Banc of America Funding Corp., Series 2006-G, Class 2A2 FRN 0.588% 7/20/36	414,581	336,542
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 5.394% 9/25/33	53,175	27,012
Countrywide Home Loans, Inc., Series 2004-23, Class 1A1 FRN 6.573% 2/25/34	57,659	30,097
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 4.842% 8/25/34	89,330	64,074
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.771% 1/19/38	621,401	254,903
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.581% 5/25/37	949,644	753,733
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 5.632% 8/25/34	157,008	84,653
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.721% 8/25/36	246,217	155,262
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 5.742% 2/25/34	23,841	16,454
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 6.813% 7/25/33	11,161	7,865

	Principal Amount	Value
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 5.431% 2/25/34	$1,925	$1,205
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.651% 6/25/46	1,220,053	468,738
Residential Accredit Loans, Inc., Series 2006-QO4, Class 2A1 FRN 0.661% 4/25/46	781,333	305,372
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 5.726% 3/25/34	107,266	80,102
Washington Mutual MSC Mortgage, Series 2004-RA4, Class 2A 6.500% 8/25/34	171,113	129,932
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 3.656% 4/25/44	265,308	105,116
Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class 2A1 FRN 4.243% 9/25/34	913,627	676,884
		4,394,873
WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 5.530% 6/25/32	80,467	34,941
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $30,452,853)		19,784,679

(Continued)

The accompanying notes are an integral part of the financial statements.

40

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 18.9%
Collateralized Mortgage Obligations — 0.1%
U.S. Department of Veteran Affairs, Series 1992-1, Class 2Z 7.750% 5/15/22	$425,600	$454,346
Pass-Through Securities — 18.8%
Connecticut State Health & Educational Facilities Authority, (Yale University) 5.000% 7/01/42	1,350,000	1,311,539
Federal Home Loan Mortgage Corp. Pool #G01842 4.500% 6/01/35	415,566	421,150
Pool #G01953 4.500% 10/01/35	13,039,114	13,212,289
Pool #G04494 4.500% 5/01/38	1,104,024	1,118,687
Pool #G11723 5.500% 7/01/20	3,482,639	3,600,314
Pool #G18090 5.500% 12/01/20	218,019	225,283
Pool #J00746 5.500% 12/01/20	2,313,904	2,391,004
Pool #G18101 5.500% 2/01/21	1,882,101	1,944,519
Pool #J01117 5.500% 2/01/21	95,797	99,004
Pool #J01254 5.500% 2/01/21	913,905	944,213
Pool #A56828 5.500% 2/01/37	5,572,583	5,710,374
Pool #A69653 5.500% 12/01/37	5,518,600	5,655,057
Pool #E85346 6.000% 9/01/16	87,205	90,792
Pool #E85389 6.000% 9/01/16	57,528	59,894
Pool #E85542 6.000% 10/01/16	81,509	84,862
Pool #G11431 6.000% 2/01/18	95,939	99,886
Pool #E85089 6.500% 8/01/16	211,285	220,100
Pool #E85301 6.500% 9/01/16	88,400	92,088
Pool #C55867 7.500% 2/01/30	232,786	245,051

	Principal Amount	Value
Pool #C01079 7.500% 10/01/30	$43,238	$45,566
Pool #C01135 7.500% 2/01/31	157,000	165,444
Pool #C00470 8.000% 8/01/26	73,872	78,339
Pool #G00924 8.000% 3/01/28	90,521	95,972
Pool #554904 9.000% 3/01/17	3,134	3,371
Federal Home Loan Mortgage Corp. TBA Pool #6448 4.500% 9/01/18(g)	2,670,000	2,731,744
Federal National Mortgage Association Pool #888586 4.311% 10/01/34	979,420	982,902
Pool #813954 4.500% 12/01/20	4,149,100	4,255,097
Pool #946577 4.500% 9/01/37	528,569	536,725
Pool #973022 4.500% 3/01/38	269,774	273,936
Pool #962766 4.500% 4/01/38	786,858	798,999
Pool #987433 4.500% 7/01/38	274,173	278,403
Pool #934380 4.500% 8/01/38	255,683	259,628
Pool #832900 5.000% 9/01/35	5,806,509	5,940,558
Pool #255807 5.500% 8/01/20	3,781,011	3,906,405
Pool #813926 5.500% 11/01/20	500,067	516,574
Pool #888468 5.500% 9/01/21	4,748,781	4,904,786
Pool #555880 5.500% 11/01/33	610,581	628,302
Pool #785171 5.500% 7/01/34	280,810	288,653
Pool #825454 5.500% 6/01/35	1,652,901	1,698,291
Pool #832972 5.500% 9/01/35	1,417,895	1,456,832
Pool #884218 5.500% 5/01/36	3,966,161	4,073,216
Pool #918516 5.500% 6/01/37	982,667	1,009,191
5.625% 7/15/37	2,075,000	2,633,899
Pool #586036 6.000% 5/01/16	10,097	10,509

	Principal Amount	Value
Pool #587994 6.000% 6/01/16	$95,050	$98,930
Pool #983315 6.000% 7/01/38	1,974,984	2,037,088
Pool #906142 6.500% 1/01/37	1,465,894	1,525,389
Pool #942561 6.500% 8/01/37	1,293,230	1,345,717
Pool #919652 6.500% 9/01/37	904,996	941,726
Pool #953263 6.500% 10/01/37	837,462	871,451
Pool #953302 6.500% 10/01/37	1,739,341	1,809,933
Pool #952367 6.500% 11/01/37	178,972	186,236
Pool #990744 6.500% 9/01/38	6,750,949	7,024,943
Pool #564594 7.000% 1/01/31	33,355	35,129
Pool #572844 7.000% 4/01/31	173,563	182,797
Pool #253795 7.000% 5/01/31	334,570	352,371
Pool #499386 7.500% 9/01/29	6,826	7,178
Pool #510375 7.500% 9/01/29	2,992	3,148
Pool #511380 7.500% 9/01/29	3,521	3,706
Pool #515935 7.500% 9/01/29	12,545	13,169
Pool #504345 7.500% 11/01/29	17,112	17,975
Pool #521006 7.500% 12/01/29	2,084	2,192
Pool #522769 7.500% 12/01/29	480	505
Pool #252981 7.500% 1/01/30	39,816	41,871
Pool #524874 7.500% 2/01/30	2,901	3,034
Pool #531196 7.500% 2/01/30	2,190	2,304
Pool #524317 7.500% 3/01/30	12,436	13,077
Pool #530299 7.500% 3/01/30	3,419	3,596
Pool #530520 7.500% 3/01/30	24,878	26,113
Pool #253183 7.500% 4/01/30	13,803	14,517
Pool #531574 7.500% 4/01/30	22,361	23,525

(Continued)

The accompanying notes are an integral part of the financial statements.

41

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #537797 7.500% 4/01/30	$8,790	$9,246
Pool #253265 7.500% 5/01/30	21,045	22,133
Pool #529690 8.000% 2/01/30	8,351	8,845
Pool #536999 8.000% 3/01/30	1,281	1,359
Pool #502394 8.000% 4/01/30	921	974
Pool #526380 8.000% 5/01/30	10,632	11,275
Pool #536949 8.000% 5/01/30	4,724	5,007
Pool #539760 8.000% 5/01/30	13,227	14,028
Pool #540202 8.000% 5/01/30	9,879	10,477
Pool #535351 8.000% 6/01/30	13,336	14,139
Pool #543122 8.000% 6/01/30	4,246	4,504
Pool #253481 8.000% 10/01/30	11,760	12,470
Pool #569911 8.000% 3/01/31	18,993	20,134
Pool #190317 8.000% 8/01/31	4,806	5,095
Pool #596656 8.000% 8/01/31	2,586	2,732
Pool #602008 8.000% 8/01/31	14,643	15,525
Federal National Mortgage Association TBA Pool #3534 4.500% 6/01/34(g)	2,700,000	2,727,000
Pool #19888 5.000% 11/01/34(g)	4,875,000	4,981,641
Government National Mortgage Association Pool #655645 6.000% 7/15/37	90,208	93,344
Pool #662384 6.000% 7/15/37	62,260	64,424
Pool #662512 6.000% 7/15/37	47,768	49,429
Pool #669642 6.000% 7/15/37	22,298	23,073
Pool #671444 6.000% 7/15/37	1,385,017	1,433,168
Pool #671453 6.000% 7/15/37	483,020	499,812
Pool #666189 6.000% 8/15/37	37,736	39,047

	Principal Amount	Value
Pool #667485 6.500% 6/15/37	$2,885,238	$3,010,452
Pool #343751 7.000% 4/15/23	1,132	1,185
Pool #349496 7.000% 5/15/23	8,109	8,491
Pool #359587 7.000% 6/15/23	1,533	1,605
Pool #337539 7.000% 7/15/23	2,845	2,979
Pool #363066 7.000% 8/15/23	46,661	48,857
Pool #354674 7.000% 10/15/23	33,605	35,187
Pool #362651 7.000% 10/15/23	62,152	65,078
Pool #368814 7.000% 10/15/23	20,788	21,766
Pool #352021 7.000% 11/15/23	20,181	21,131
Pool #371967 7.000% 11/15/23	3,073	3,218
Pool #591581 7.000% 8/15/32	32,265	33,824
Pool #307818 7.250% 6/20/21	142,041	148,182
Pool #326248 7.250% 3/20/22	36,395	38,056
Pool #326261 7.250% 4/20/22	55,004	57,515
Pool #326278 7.250% 5/20/22	115,541	120,920
Pool #203811 7.500% 4/15/17	1,596	1,636
Pool #218703 7.500% 4/15/17	40,293	42,112
Pool #205884 7.500% 5/15/17	49,252	51,519
Pool #213760 7.500% 6/15/17	24,244	25,350
Pool #198100 7.500% 9/15/17	30,799	32,220
Pool #27406 9.000% 2/15/09	73	73
Pool #28754 9.000% 3/15/09	144	144
Pool #29420 9.000% 5/15/09	52	53
Pool #31365 9.000% 5/15/09	284	286
Pool #30057 9.000% 6/15/09	180	179

	Principal Amount	Value
New Valley Generation IV 4.687% 1/15/22	$320,123	$362,088
		105,890,055
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $101,550,412)		106,344,401
U.S. TREASURY OBLIGATIONS — 4.5%
U.S. Treasury Bonds & Notes — 4.5%
U.S. Treasury Bond 4.375% 2/15/38	5,000,000	6,701,953
U.S. Treasury Inflation Index(b) 0.625% 4/15/13	1,229,964	1,172,309
U.S. Treasury Note 1.500% 10/31/10	1,830,000	1,857,593
U.S. Treasury Note(h) 2.500% 3/31/13	8,150,000	8,637,727
U.S. Treasury Note 3.500% 2/15/18	6,505,000	7,203,017
		25,572,599
TOTAL U.S. TREASURY OBLIGATIONS (Cost $22,548,517)		25,572,599
TOTAL BONDS & NOTES (Cost $239,146,315)		225,198,542
	Number of Shares
Computers — 0.0%
Seagate Technology(d)	21,700	0
TOTAL RIGHTS (Cost $0)		0
MUTUAL FUNDS — 0.2%
Diversified Financial — 0.2%
Eaton Vance Floating- Rate, Income Trust	49,379	396,020
SPDR Gold Trust(a)	8,100	701,055
TOTAL MUTUAL FUNDS (Cost $1,030,974)		1,097,075
TOTAL LONG-TERM INVESTMENTS (Cost $539,705,029)		547,695,614

(Continued)

The accompanying notes are an integral part of the financial statements.

42

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.8%
Commercial Paper — 2.8%
Aluminum Co. America 6.290% 1/05/09	$2,740,000	$2,738,085
Textron, Inc. 6.250% 1/06/09	4,000,000	3,996,528
Tyco Electronics Group SA 1.850% 1/02/09	5,433,000	5,432,721
Volkswagen Of America 5.500% 1/07/09	3,525,000	3,521,768
		15,689,102
TOTAL SHORT-TERM INVESTMENTS (Cost $15,689,102)		15,689,102
TOTAL INVESTMENTS — 100.0% (Cost $555,394,131)(i)		563,384,716
Other Assets/ (Liabilities) — 0.0%		43,426
NET ASSETS — 100.0%		$563,428,142

Notes to Portfolio of Investments

Industry classifications are unaudited.

ABS - Asset Backed Security

ADR - American Depositary Receipt

CBO - Collateralized Bond Obligation

CDO - Collateralized Debt Obligation

CMO - Collateralized Mortgage Obligation

CSO - Credit Swap Obligation

FRN - Floating Rate Note

MBS - Mortgage Backed Security

PAC - Planned Amortization Class
STEP - Step Up Bond

TBA - To Be Announced

VRN - Variable Rate Note

WL - Whole Loan

(a)  Non-income producing security.

(b)  All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).

(c)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, these securities amounted to a value of $14,138,098 or 2.51% of net assets.

(d)  This security is valued in good faith under procedures established by the Board of Trustees.

(e)  Security is currently in default.

(f)  Restricted security. (Note 2).

(g)  A portion of this security is purchased on a forward commitment basis. (Note 2).

(h)  This security is held as collateral for open futures contracts. (Note 2).

(i)  See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

43

MML Equity Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES — 94.9%
COMMON STOCK — 94.9%
Aerospace & Defense — 1.2%
Goodrich Corp.	227,700	$8,429,454
Agriculture — 2.6%
Altria Group, Inc.	102,500	1,543,650
Archer-Daniels-Midland Co.	64,900	1,871,067
Bunge Ltd.	28,900	1,496,153
Philip Morris International, Inc.	315,987	13,748,594
		18,659,464
Airlines — 0.1%
UAL Corp.	35,400	390,108
Auto Manufacturers — 1.4%
Navistar International Corp.(a)	439,047	9,386,825
Toyota Motor Corp. Sponsored ADR (Japan)	15,800	1,033,952
		10,420,777
Automotive & Parts — 0.2%
Autoliv, Inc.	37,900	813,334
Magna International, Inc. Class A	11,400	341,202
		1,154,536
Banks — 5.2%
Bank of America Corp.	905,830	12,754,086
Capital One Financial Corp.	16,700	532,563
Deutsche Bank AG	27,600	1,123,044
Fifth Third Bancorp	122,300	1,010,198
Julius Baer Holding AG	446,333	17,169,413
SunTrust Banks, Inc.	24,200	714,868
U.S. Bancorp	35,900	897,859
Wells Fargo & Co.	121,000	3,567,080
		37,769,111
Beverages — 2.0%
The Coca-Cola Co.	12,000	543,240
Coca-Cola Enterprises, Inc.	120,900	1,454,427
Molson Coors Brewing Co. Class B	74,000	3,620,080
PepsiCo, Inc.	167,380	9,167,403
		14,785,150
Biotechnology — 0.3%
Amgen, Inc.(a)	34,000	1,963,500
Chemicals — 4.8%
Eastman Chemical Co.	26,200	830,802

	Number of Shares	Value
The Lubrizol Corp.	632,243	$23,007,323
The Mosaic Co.	315,940	10,931,524
		34,769,649
Computers — 1.7%
Dell, Inc.(a)	29,500	302,080
International Business Machines Corp.	8,300	698,528
Lexmark International, Inc. Class A(a)	33,400	898,460
Research In Motion Ltd.(a)	256,140	10,394,161
Western Digital Corp.(a)	30,300	346,935
		12,640,164
Cosmetics & Personal Care — 1.0%
The Procter & Gamble Co.	119,681	7,398,679
Distribution & Wholesale — 0.1%
Ingram Micro, Inc. Class A(a)	29,500	395,005
Diversified Financial — 8.0%
Citigroup, Inc.	325,900	2,186,789
Credit Suisse Group Sponsored ADR (Switzerland)	391,780	11,071,703
The Goldman Sachs Group, Inc.	36,100	3,046,479
JP Morgan Chase & Co.	460,850	14,530,601
Morgan Stanley	779,670	12,505,907
National Financial Partners Corp.	464,261	1,411,353
SLM Corp.(a)	1,473,370	13,112,993
		57,865,825
Electric — 6.3%
American Electric Power Co., Inc.	437,100	14,546,688
CMS Energy Corp.	30,800	311,388
Dominion Resources, Inc.	26,100	935,424
Exelon Corp.	211,439	11,758,123
PG&E Corp.	440,700	17,059,497
Reliant Energy, Inc.(a)	133,800	773,364
		45,384,484
Electronics — 0.2%
AU Optronics Corp. Sponsored ADR (Taiwan)	124,900	959,232
Sanmina-SCI Corp.(a)	39,200	18,424
Tyco Electronics Ltd.	15,000	243,150
Vishay Intertechnology, Inc.(a)	4,600	15,732
		1,236,538

	Number of Shares	Value
Entertainment — 0.6%
Cinemark Holdings, Inc.	578,452	$4,297,898
Foods — 4.6%
Campbell Soup Co.	188,400	5,653,884
ConAgra Foods, Inc.	47,400	782,100
General Mills, Inc.	35,900	2,180,925
The J.M. Smucker Co.	3,136	135,977
Kellogg Co.	34,700	1,521,595
Kraft Foods, Inc. Class A	29,000	778,650
The Kroger Co.	660,800	17,451,728
Safeway, Inc.	72,800	1,730,456
Sara Lee Corp.	142,900	1,398,991
SuperValu, Inc.	56,400	823,440
Tyson Foods, Inc. Class A	60,900	533,484
		32,991,230
Health Care – Products — 0.7%
Covidien Ltd.	15,000	543,600
Johnson & Johnson	73,500	4,397,505
		4,941,105
Health Care – Services — 4.2%
Aetna, Inc.	463,860	13,220,010
Thermo Fisher Scientific, Inc.(a)	130,990	4,462,829
WellPoint, Inc.(a)	301,690	12,710,200
		30,393,039
Home Builders — 0.1%
Centex Corp.	28,800	306,432
D.R. Horton, Inc.	26,100	184,527
KB Home	37,700	513,474
		1,004,433
Insurance — 6.1%
ACE Ltd.	33,400	1,767,528
Allstate Corp.	52,400	1,716,624
American International Group, Inc.	199,800	313,686
Assurant, Inc.	73,200	2,196,000
Everest Re Group Ltd.	289,768	22,062,936
Genworth Financial, Inc. Class A	105,200	297,716
The Hartford Financial Services Group, Inc.	41,700	684,714
Lincoln National Corp.	66,800	1,258,512
Metlife, Inc.	72,900	2,541,294
Old Republic International Corp.	83,600	996,512
PartnerRe Ltd.	27,700	1,974,179
Prudential Financial, Inc.	15,800	478,108

(Continued)

The accompanying notes are an integral part of the financial statements.

44

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
RenaissanceRe Holdings Ltd.	19,800	$1,020,888
Torchmark Corp.	40,900	1,828,230
The Travelers Cos., Inc.	60,100	2,716,520
Unum Group	94,100	1,750,260
XL Capital Ltd. Class A	89,700	331,890
		43,935,597
Internet — 0.2%
Symantec Corp.(a)	102,100	1,380,392
Machinery – Diversified — 0.1%
Cummins, Inc.	23,400	625,482
Manufacturing — 4.1%
General Electric Co.	399,900	6,478,380
Siemens AG Sponsored ADR (Germany)	68,039	5,153,954
Tyco International Ltd.	820,390	17,720,424
		29,352,758
Media — 5.5%
Cablevision Systems Corp. Class A	151,900	2,557,996
CBS Corp. Class B	196,500	1,609,335
Gannett Co., Inc.	114,400	915,200
Liberty Global, Inc. Class C(a)	384,076	5,830,274
News Corp. Class A	1,765,769	16,050,840
Time Warner Cable, Inc. Class A(a)	334,880	7,183,176
Time Warner, Inc.	375,700	3,779,542
Viacom, Inc. Class B(a)	50,200	956,812
The Walt Disney Co.	37,700	855,413
		39,738,588
Oil & Gas — 13.9%
Apache Corp.	41,500	3,092,995
BP PLC Sponsored ADR (United Kingdom)	64,200	3,000,708
Chevron Corp.	459,200	33,967,024
ConocoPhillips	95,500	4,946,900
Devon Energy Corp.	350,620	23,039,240
Exxon Mobil Corp.	175,800	14,034,114
Occidental Petroleum Corp.	14,000	839,860
Petroleo Brasileiro SA Sponsored ADR (Brazil)	673,910	13,754,503
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	21,900	1,159,386
Total SA Sponsored ADR (France)	29,400	1,625,820
Valero Energy Corp.	39,000	843,960
		100,304,510

	Number of Shares	Value
Packaging & Containers — 0.4%
Owens-IIlinois, Inc.(a)	55,400	$1,514,082
Sonoco Products Co.	48,000	1,111,680
		2,625,762
Pharmaceuticals — 8.6%
Abbott Laboratories	276,440	14,753,603
Cardinal Health, Inc.	32,400	1,116,828
Merck & Co., Inc.	111,600	3,392,640
Pfizer, Inc.	443,900	7,861,469
Sanofi-Aventis ADR (France)	47,000	1,511,520
Schering-Plough Corp.	995,630	16,955,579
Wyeth	441,000	16,541,910
		62,133,549
Retail — 1.0%
The Gap, Inc.	85,900	1,150,201
The Home Depot, Inc.	86,800	1,998,136
J.C. Penney Co., Inc.	34,800	685,560
Jones Apparel Group, Inc.	83,700	490,482
Limited Brands, Inc.	21,000	210,840
Lowe's Cos., Inc.	24,000	516,480
Macy's, Inc.	156,400	1,618,740
Wal-Mart Stores, Inc.	17,000	953,020
		7,623,459
Semiconductors — 1.0%
Lam Research Corp.(a)	98,990	2,106,507
Nvidia Corp.(a)	121,000	976,470
Varian Semiconductor Equipment Associates, Inc.(a)	214,320	3,883,479
		6,966,456
Telecommunications — 7.5%
AT&T, Inc.	1,000,973	28,527,730
Corning, Inc.	97,500	929,175
Motorola, Inc.	394,100	1,745,863
Nokia Oyj Sponsored ADR (Finland)	68,200	1,063,920
Qualcomm, Inc.	425,350	15,240,291
Sprint Nextel Corp.(a)	456,900	836,127
Telefonaktiebolaget LM Ericsson Sponsored ADR (Sweden)	152,400	1,190,244
Telefonica SA Sponsored ADR (Spain)	7,400	498,686
Verizon Communications, Inc.	87,400	2,962,860
Vodafone Group PLC Sponsored ADR (United Kingdom)	72,000	1,471,680
		54,466,576

	Number of Shares	Value
Transportation — 0.7%
United Parcel Service, Inc. Class B	91,010	$5,020,112
Trucking & Leasing — 0.5%
Aircastle Ltd.	714,616	3,415,864
TOTAL COMMON STOCK (Cost $861,019,574)		684,479,254
TOTAL EQUITIES (Cost $861,019,574)		684,479,254
TOTAL LONG-TERM INVESTMENTS (Cost $861,019,574)		684,479,254
	Principal Amount
SHORT-TERM INVESTMENTS — 5.4%
Repurchase Agreement — 5.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09(b)	$38,848,902	38,848,902
TOTAL SHORT-TERM INVESTMENTS (Cost $38,848,902)		38,848,902
TOTAL INVESTMENTS — 100.3% (Cost $899,868,476)(c)		723,328,156
Other Assets/ (Liabilities) — (0.3)%		(2,240,369)
NET ASSETS — 100.0%		$721,087,787

Notes to Portfolio of Investments

Industry classifications are unaudited.

ADR - American Depositary Receipt

(a)  Non-income producing security.

(b)  Maturity value of $38,848,924. Collateralized by U.S. Government Agency obligations with rates ranging from 0.821% - 4.226%, maturity dates ranging from 5/25/34 - 5/01/35, and an aggregate market value, including accrued interest, of $39,628,706.

(c)  See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

45

[This page is intentionally left blank.]

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

December 31, 2008

	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund	MML Equity Fund
Assets:
Investments, at value (Note 2)(a)	$-	$552,242,528	$547,695,614	$684,479,254
Short-term investments, at value (Note 2)(b)	177,134,523	20,980,902	15,689,102	38,848,902
Total investments	177,134,523	573,223,430	563,384,716	723,328,156
Cash	3,669	48,960	122,685	-
Foreign currency, at value(c)	-	-	-	46,914
Receivables from:
Investments sold	-	14,172,944	7,727,742	16,199,543
Settlement of investments sold on a when-issued basis (Note 2)	-	84,219	-	-
Fund shares sold	2,971,201	539,125	23,506	728,055
Interest and dividends	-	5,330,008	2,943,540	1,824,518
Variation margin on open futures contracts (Note 2)	-	147,844	150,847	-
Foreign taxes withheld	-	-	43	97,368
Open swap agreements, at value (Note 2)	-	383,444	254,138	-
Total assets	180,109,393	593,929,974	574,607,217	742,224,554
Liabilities:
Payables for:
Investments purchased	-	-	-	20,439,447
Fund shares repurchased	22,918	22,452,340	180,152	231,442
Variation margin on open futures contracts (Note 2)	-	-	-	-
Settlement of investments purchased on a when-issued basis (Note 2)	-	-	10,295,087	-
Open swap agreements, at value (Note 2)	-	7,315	4,620	-
Trustees' fees and expenses (Note 3)	18,471	47,083	105,695	129,584
Broker for collateral held for open swap contracts (Note 2)	-	300,000	300,000	-
Affiliates (Note 3):
Investment management fees	76,824	220,856	214,714	257,163
Service fees	-	2,045	444	376
Accrued expense and other liabilities	43,867	33,757	78,363	78,755
Total liabilities	162,080	23,063,396	11,179,075	21,136,767
Net assets	$179,947,313	$570,866,578	$563,428,142	$721,087,787
Net assets consist of:
Paid-in capital	$180,079,496	$583,302,783	$719,301,514	$1,104,181,632
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	37,356	(152,778)	(623,479)	20,279,775
Accumulated net realized gain (loss) on investments	(169,539)	5,772,615	(164,533,681)	(226,834,208)
Net unrealized appreciation (depreciation) on investments	-	(18,056,042)	9,283,788	(176,539,412)
Net assets	$179,947,313	$570,866,578	$563,428,142	$721,087,787
(a) Cost of investments - unaffiliated issuers:	$-	$570,298,391	$539,705,029	$861,019,574
(b) Cost of short-term investments:	$177,134,523	$20,980,902	$15,689,102	$38,848,902
(c) Cost of foreign currency:	$-	$-	$-	$46,006

The accompanying notes are an integral part of the financial statements.
47

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2008

	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund	MML Equity Fund
Initial Class shares:
Net assets	$179,947,313	$562,999,532	$561,752,185	$719,154,194
Shares outstanding(a)	180,075,395	46,996,138	42,520,286	52,689,591
Net asset value, offering price and redemption price per share	$1.00	$11.98	$13.21	$13.65
Service Class shares*:
Net assets	$-	$7,867,046	$1,675,957	$1,933,593
Shares outstanding(a)	-	657,054	126,934	141,768
Net asset value, offering price and redemption price per share	$-	$11.97	$13.20	$13.64

(a)  Authorized unlimited number of shares with no par value.

*  Service Class shares commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.
48

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2008

	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund	MML Equity Fund
Investment income (Note 2):
Dividends(a)	$-	$31,305	$10,616,233	$24,200,085
Interest	3,518,547	29,266,287	13,708,932	298,449
Securities lending net income	-	49,903	49,959	209,863
Total investment income	3,518,547	29,347,495	24,375,124	24,708,397
Expenses (Note 3):
Investment management fees	670,761	2,376,241	2,976,033	3,876,723
Custody fees	13,918	-	116,342	94,397
Audit and legal fees	39,110	33,716	56,718	64,682
Proxy fees	475	-	875	952
Shareholder reporting fees	11,933	-	45,657	61,702
Trustees' fees	26,468	64,849	160,789	218,616
	762,665	2,474,806	3,356,414	4,317,072
Distribution and Service fees:
Service Class*	-	2,090	480	408
Total expenses	762,665	2,476,896	3,356,894	4,317,480
Net investment income (loss)	2,755,882	26,870,599	21,018,230	20,390,917
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	17,937	8,096,553	(87,378,060)	(195,929,201)
Futures contracts	-	(927,389)	8,598,781	-
Written options	-	5,600	4,200	-
Swap contracts	-	3,148,216	2,164,491	-
Foreign currency transactions	-	-	-	11,311
Net realized gain (loss)	17,937	10,322,980	(76,610,588)	(195,917,890)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	-	(23,196,400)	(125,503,191)	(318,603,134)
Futures contracts	-	(449,805)	1,138,797	-
Swap contracts	-	(756,926)	(496,641)	-
Translation of assets and liabilities in foreign currencies	-	-	-	908
Net change in unrealized appreciation (depreciation)	-	(24,403,131)	(124,861,035)	(318,602,226)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	17,937	(14,080,151)	(201,471,623)	(514,520,116)
Net increase (decrease) in net assets resulting from operations	$2,773,819	$12,790,448	$(180,453,393)	$(494,129,199)
(a) Net of withholding tax of:	$-	$-	$-	$737,763

*  Service Class shares commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.
49

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Money Market Fund		MML Managed Bond Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,755,882	$5,295,756	$26,870,599	$23,239,733
Net realized gain (loss) on investment transactions	17,937	15,327	10,322,980	3,799,947
Net change in unrealized appreciation (depreciation) on investments	-	-	(24,403,131)	5,979,441
Net increase (decrease) in net assets resulting from operations	2,773,819	5,311,083	12,790,448	33,019,121
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(2,745,267)	(5,299,492	(26,760,836)	(24,802,090)
Service Class*	-	-	(79,335)	-
Total distributions from net investment income	-	-	(26,840,171)	(24,802,090)
From net realized gains:
Initial Class	-	-	-	-
Total distributions from net realized gains	-	-	-	-
Tax return of capital:
Initial Class	-	-	-	-
Service Class*	-	-	-	-
Total tax return of capital	-	-	-	-
Net fund share transactions (Note 5):
Initial Class	70,912,033	5,667,840	72,057,641	54,890,579
Service Class*	-	-	7,716,822	-
Increase (decrease) in net assets from fund share transactions	70,912,033	5,667,840	79,774,463	54,890,579
Total increase (decrease) in net assets	70,940,585	5,679,431	65,724,740	63,107,610
Net assets
Beginning of year	109,006,728	103,327,297	505,141,838	442,034,228
End of year	$179,947,313	$109,006,728	$570,866,578	$505,141,838
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$37,356	$26,741	$(152,778)	$(1,434,852)

*  Service Class shares commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.
50

	MML Blend Fund		MML Equity Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$21,018,230	$26,183,370	$20,390,917	$22,800,325
Net realized gain (loss) on investment transactions	(76,610,588)	67,452,257	(195,917,890)	93,992,507
Net change in unrealized appreciation (depreciation) on investments	(124,861,035)	(39,990,240)	(318,602,226)	(58,974,478)
Net increase (decrease) in net assets resulting from operations	(180,453,393)	53,645,387	(494,129,199)	57,818,354
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(21,907,792)	(27,617,197)	-	(25,678,298)
Service Class*	(15,349)	-	-	-
Total distributions from net investment income	(21,923,141)	(27,617,197)	-	(25,678,298)
From net realized gains:
Initial Class	-	-	-	(152,021,282)
Total distributions from net realized gains	-	-	-	(152,021,282)
Tax return of capital:
Initial Class	(83,098)	-	-	(132,875)
Service Class*	(58)	-	-	-
Total tax return of capital	(83,156)	-	-	(132,875)
Net fund share transactions (Note 5):
Initial Class	(101,688,342)	(117,428,222)	5,267,359	6,692,236
Service Class*	1,696,718	-	1,947,314	-
Increase (decrease) in net assets from fund share transactions	(99,991,624)	(117,428,222)	7,214,673	6,692,236
Total increase (decrease) in net assets	(302,451,314)	(91,400,032)	(486,914,526)	(113,321,865)
Net assets
Beginning of year	865,879,456	957,279,488	1,208,002,313	1,321,324,178
End of year	$563,428,142	$865,879,456	$721,087,787	$1,208,002,313
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$(623,479)	$(817,166)	$20,279,775	$(108,092)

51

MML Series Investment Fund II – Financial Highlights
(For a share outstanding throughout each period)

MML Money Market Fund

	Initial Class
	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.02 ***	0.05 ***	0.04 ***	0.03	0.01
Net realized and unrealized gain (loss) on investments	0.00 †	0.00 †	0.00 †	0.00 †	(0.00)†
Total income (loss) from investment operations	0.02	0.05	0.04	0.03	0.01
Less distributions to shareholders:
From net investment income	(0.02)	(0.05)	(0.04)	(0.03)	(0.01)
Total distributions	(0.02)	(0.05)	(0.04)	(0.03)	(0.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return^^	2.10%	4.72%	4.54%	2.66%	0.79%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$179,947	$109,007	$103,327	$109,364	$115,617
Net expenses to average daily net assets	0.55%	0.56%	0.56%	0.54%	0.53%
Net investment income (loss) to average daily net assets	2.00%	4.61%	4.44%	2.61%	0.77%

MML Managed Bond Fund

	Initial Class
	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04
Net asset value, beginning of year	$12.28	$12.07	$12.15	$12.46	$12.51
Income (loss) from investment operations:
Net investment income (loss)	0.59 ***	0.60 ***	0.58 ***	0.56	0.56
Net realized and unrealized gain (loss) on investments	(0.31)	0.25	(0.10)	(0.27)	(0.01)
Total income (loss) from investment operations	0.28	0.85	0.48	0.29	0.55
Less distributions to shareholders:
From net investment income	(0.58)	(0.64)	(0.56)	(0.60)	(0.60)
Total distributions	(0.58)	(0.64)	(0.56)	(0.60)	(0.60)
Net asset value, end of year	$11.98	$12.28	$12.07	$12.15	$12.46
Total Return^^	2.38%	7.10%	4.11%	2.34%	4.47%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$563,000	$505,142	$442,034	$403,376	$385,301
Net expenses to average daily net assets	0.45%	0.46%	0.46%	0.46%	0.46%
Net investment income (loss) to average daily net assets	4.88%	4.95%	4.80%	4.46%	4.38%
Portfolio turnover rate	97%	87%	77%	76%	102%

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

52

MML Series Investment Fund II – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Managed Bond Fund

	Service Class
	Period ended 12/31/08+++
Net asset value, beginning of period	$12.01
Income (loss) from investment operations:
Net investment income (loss)	0.21	***
Net realized and unrealized gain (loss) on investments	0.02
Total income (loss) from investment operations	0.23
Less distributions to shareholders:
From net investment income	(0.27)
Total distributions	(0.27)
Net asset value, end of period	$11.97

Total Return^^	1.96	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$7,867
Net expenses to average daily net assets	0.70	% *
Net investment income (loss) to average daily net assets	4.63	% *
Portfolio turnover rate	97%

MML Blend Fund

	Initial Class
	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04
Net asset value, beginning of year	$17.65	$17.19	$15.80	$15.51	$14.66
Income (loss) from investment operations:
Net investment income (loss)	0.46 ***	0.50 ***	0.46 ***	0.40 ***	0.38
Net realized and unrealized gain (loss) on investments	(4.41)	0.50	1.38	0.32	0.87
Total income (loss) from investment operations	(3.95)	1.00	1.84	0.72	1.25
Less distributions to shareholders:
From net investment income	(0.49)	(0.54)	(0.45)	(0.43)	(0.40)
Tax return of capital	(0.00)†	-	-	-	-
Total distributions	(0.49)	(0.54)	(0.45)	(0.43)	(0.40)
Net asset value, end of year	$13.21	$17.65	$17.19	$15.80	$15.51
Total Return^^	(22.73%)	5.90%	11.78%	4.66%	8.68%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$561,752	$865,879	$957,279	$921,518	$1,030,041
Net expenses to average daily net assets	0.47%	0.44%	0.43%	0.43%	0.42%
Net investment income (loss) to average daily net assets	2.91%	2.84%	2.81%	2.56%	2.51%
Portfolio turnover rate	187%	197%	164%	150%	113%

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

53

MML Series Investment Fund II – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Blend Fund

	Service Class
	Period ended 12/31/08+++
Net asset value, beginning of period	$16.29
Income (loss) from investment operations:
Net investment income (loss)	0.09	***
Net realized and unrealized gain (loss) on investments	(2.95)
Total income (loss) from investment operations	(2.86)
Less distributions to shareholders:
From net investment income	(0.23)
Tax return of capital	(0.00	)†
Total distributions	(0.23)
Net asset value, end of period	$13.20
Total Return^^	(17.62	%)**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,676
Net expenses to average daily net assets	0.74	% *
Net investment income (loss) to average daily net assets	1.90	% *
Portfolio turnover rate	187%

MML Equity Fund

	Initial Class
	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04
Net asset value, beginning of year	$23.36	$26.02	$23.95	$23.66	$20.82
Income (loss) from investment operations:
Net investment income (loss)	0.40 ***	0.47 ***	0.42 ***	0.43 ***	0.46
Net realized and unrealized gain (loss) on investments	(10.11)	0.66	3.89	0.32	2.84
Total income (loss) from investment operations	(9.71)	1.13	4.31	0.75	3.30
Less distributions to shareholders:
From net investment income	-	(0.51)	(0.37)	(0.46)	(0.46)
From net realized gains	-	(3.28)	(1.87)	-	-
Tax return of capital	-	(0.00)†	-	-	-
Total distributions	-	(3.79)	(2.24)	(0.46)	(0.46)
Net asset value, end of year	$13.65	$23.36	$26.02	$23.95	$23.66
Total Return^^	(41.58%)	4.01%	18.00%	3.12%	15.85%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$719,154	$1,208,002	$1,321,324	$1,281,814	$1,407,915
Net expenses to average daily net assets	0.44%	0.42%	0.42%	0.41%	0.41%
Net investment income (loss) to average daily net assets	2.08%	1.72%	1.64%	1.83%	2.01%
Portfolio turnover rate	129%	110%	136%	46%	36%

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

54

MML Series Investment Fund II – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Equity Fund

	Service Class
	Period ended 12/31/08+++
Net asset value, beginning of period	$20.24
Income (loss) from investment operations:
Net investment income (loss)	0.14	***
Net realized and unrealized gain (loss) on investments	(6.74)
Total income (loss) from investment operations	(6.60)
Net asset value, end of period	$13.64

Total Return^^	(32.62	%)**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,934
Net expenses to average daily net assets	0.71	% *
Net investment income (loss) to average daily net assets	2.71	% *
Portfolio turnover rate	129%

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

55

Notes to Financial Statements

1.  The Fund   MML Series Investment Fund II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 28, 2005, as amended. The following are four series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Money Market Fund ("Money Market Fund"), MML Managed Bond Fund ("Managed Bond Fund"), MML Blend Fund ("Blend Fund") and MML Equity Fund ("Equity Fund").

The Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company and C.M. Life Insurance Company are the record owners of all the outstanding shares of the Funds.

Each Fund offers the following two classes of shares: Initial Class and Service Class shares. Service Class shares for the Funds, with the exception of the Money Market Fund, commenced operations on August 15, 2008. Service Class shares for the Money Market fund are not currently available. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of shareholder and distribution services borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Funds' Prospectus.

2.  Significant Accounting Policies
   The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation  Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For all Funds, excluding the Money Market Fund, short-term securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. The Money Market Fund's portfolio securities are valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a per-share net asset value of $1.00. Shares of other funds are valued at their net asset value as reported on each business day. Swaps are marked to market daily based upon values from third party vendors or market makers to the extent available or model prices. Valuations received from third party vendors are determined using various valuation systems and models based on the type of instrument. The underlying inputs and market data used in such models may include broker quotes, market indices and yield curves, counterparty information, foreign exchange rates and other market data. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent, or as noted above, are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees.

56

Notes to Financial Statements (Continued)

Securities are typically valued on the basis of their readily available market quotations furnished by pricing services authorized by the Trustees. However, in certain cases, market quotations for a specific portfolio security are readily available, but the authorized pricing service may not provide a price for that security, or the price provided by such authorized pricing service is deemed unreliable by the investment adviser or sub-adviser. In such cases, market quotations provided by an established market maker for that security (i.e. broker quotes) may be used to value the security if the investment adviser has reason to believe such quotations are reasonably likely to be reliable.

In addition, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available, or is not deemed reliable by the investment adviser, or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, a fair value pricing service is used to assist in the pricing of foreign securities held by the Trust. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

The Funds adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 established a three-tier hierarchy to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices (unadjusted) in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

57

Notes to Financial Statements (Continued)

The following is the aggregate value by input level as of December 31, 2008 for the Funds' investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Money Market Fund	$-	$177,134,523	$-	$177,134,523
Managed Bond Fund	-	570,355,858	2,867,572	573,223,430
Blend Fund	322,497,071	239,099,133	1,788,512	563,384,716
Equity Fund	667,309,841	56,018,315	-	723,328,156
	Other Financial Instruments*
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Managed Bond Fund	$(376,308)	$376,129	$-	$(179)
Blend Fund	1,043,685	249,518	-	1,293,203

*  Other financial instruments include futures and swap contracts.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities
	Balance as of 12/31/07	Accrued discounts/ premiums	Realized gain/loss and change in unrealized appreciation (depreciation)	Net purchases/ sales	Net transfers in and/or out of Level 3	Balance as of 12/31/08	Net change in unrealized appreciation (depreciation) from investments still held as of 12/31/08
Managed Bond Fund	$-	$-	$(2,229,356)	$973,903	$4,123,025	$2,867,572	$(2,225,812)
Blend Fund	-	-	(1,356,636)	219,867	2,925,281	1,788,512	(1,345,986)

Securities Lending
   The Managed Bond Fund, Blend Fund and Equity Fund may lend their securities to qualified brokers; however, securities lending cannot exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Blend Fund and the Equity Fund, respectively, taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities.

The Funds had no securities on loan at December 31, 2008.

58

Notes to Financial Statements (Continued)

The Funds receive, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2008, the Funds earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Managed Bond Fund	$232,071	$182,168	$49,903
Blend Fund	250,036	200,077	49,959
Equity Fund	1,050,026	840,163	209,863
	$1,532,133	$1,222,408	$309,725

Repurchase Agreements   Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

The Fund(s) had repurchase agreements as shown in the Portfolios of Investments at December 31, 2008.

Accounting for Investment Transactions  Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments (which may include proceeds received from litigation) and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain.

Federal Income Tax  It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions to Shareholders  Dividends from net investment income are declared and paid quarterly for the Managed Bond Fund and the Blend Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

59

Notes to Financial Statements (Continued)

Foreign Currency Translation  The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Delayed Delivery Transactions, When-Issued Securities, and Forward Commitments  Each Fund may purchase or sell securities on a "when-issued" or delayed delivery or on a forward commitment basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

The Fund(s) had securities purchased on a forward commitment basis as shown in the Portfolios of Investments at December 31, 2008.

Financial Futures Contracts  A Fund may enter into futures contracts, including commodity futures contracts, stock index futures contracts, foreign currency futures contracts and fixed income futures contracts. These transactions are hedging strategies. They are designed to protect a Fund's current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund's exposure to certain markets; in an effort to enhance income; and as a cash management tool. Futures contracts are contracts for delayed delivery of securities or commodities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the sub-adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

A Fund may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

60

Notes to Financial Statements (Continued)

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the sub-adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses.

The Fund(s) listed in the following table had open futures contracts at December 31, 2008:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Managed Bond Fund
BUYS 120	U.S. Treasury Note 2 Year	03/31/09	$26,167,500	$348,300
SELLS 98	U.S. Treasury Note 10 Year	03/20/09	12,323,500	$(724,608)
Blend Fund
BUYS 256	S&P Mini 500 Index	03/20/09	11,521,280	$1,043,685

Options  The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund's portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, the Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of security prices, indexes of interest rates, futures contracts and swap agreements. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. Premiums paid for purchasing options which expire are treated as realized losses. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

61

Notes to Financial Statements (Continued)

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The Funds may also "write" put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Trust.

The Funds had no open written option contracts at December 31, 2008.

62

Notes to Financial Statements (Continued)

Transactions in option contracts during the year ended December 31, 2008, were as follows:

	Number of Contracts	Premiums Received
Managed Bond Fund
Options outstanding at December 31, 2007	-	$-
Options written	1,600,000	5,600
Options terminated in closing purchase transactions	(1,600,000)	(5,600)
Options outstanding at December 31, 2008	-	$-
Blend Fund
Options outstanding at December 31, 2007	-	$-
Options written	1,200,000	4,200
Options terminated in closing purchase transactions	(1,200,000)	(4,200)
Options outstanding at December 31, 2008	-	$-

Swaps, Caps, Floors and Collars  A typical swap agreement involves the exchange by the Fund with another party of commitments to pay or receive cash flows, such as an exchange of floating interest rate payments for fixed interest rate payments with respect to a notional amount of principal. There are various types of swaps, including, for example, interest rate swaps, credit default swaps, total return swaps, and caps, floors, and collars.

Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of interest payments, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. For example, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.

Credit default swaps. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a specified issuer. One party, acting as a "protection buyer," makes periodic payments to the other party, a "protection seller," in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a "short" position in a bond it does not own.

As the protection buyer in a credit default swap, the Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans (such as those of a U.S. or foreign issuer or a basket of such issuers) to the protection seller and receive the par (or other agreed-upon) value upon default (or similar events) by the reference issuer. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund. As the protection buyer, the Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, when the Fund is a protection buyer, the Fund's investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying reference obligation.

63

Notes to Financial Statements (Continued)

The Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default (or similar event) by the third-party reference issuer. In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

Total return swaps. In a total return swap, payments made by the Fund or the counterparty are based on the total return of an underlying asset(s), which may include an equity or fixed-income security, a combination of such securities, or an index. The value of the swap position as well as the payments required to be made by the Fund or the counterparty will increase or decrease depending on the changes in value of the underlying asset(s). In a total return swap, one party will agree to pay to the other the increase in value of an underlying asset in return for the agreement by the other party to make periodic floating rate payments plus the amount of any decline in the value of the underlying asset.

Caps, floors, collars. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Funds will maintain cash or liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligation under the agreement.

During the term of a swap transaction, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

During the period that the credit default swap contract is open, the contract is marked to market in accordance with the terms of the contract based on the current interest rate spreads and credit risk of the referred obligation of the underlying issuer and interest accrual through the valuation date. Changes in the value of credit default swap contracts are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

Risk Factors in Swap Contracts and Other Two-Party Contracts. The most significant factor in the performance of swaps, caps, floors, and collars and other similar transactions is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under

64

Notes to Financial Statements (Continued)

the arrangement. If the investment adviser is incorrect in its forecasts of such factors, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used.

In addition, a Fund may only close out a swap, cap, floor, collar, or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. For example, because the contract for each two-party derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under a derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund(s) listed in the following table had open swap agreements at December 31, 2008:

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Net Unrealized Appreciation (Depreciation)
Managed Bond Fund
Credit Default Swaps
1,000,000	USD	12/20/09	Barclays Bank PLC	Buy	(0.550)%	Cox Communications,
						Inc.	$12,064
950,000	USD	6/20/17	Barclays Bank PLC	Buy	(0.850)%	Sarah Lee Corp.	(7,315)
							4,749
1,125,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.006)%	Marriot International, Inc.	257,231
250,000	USD	9/20/17	Credit Suisse Securities LLC	Buy	(1.050)%	Brunswick Corp.	114,149
							371,380
							$376,129
Blend Fund
Credit Default Swaps
700,000	USD	12/20/09	Barclays Bank PLC	Buy	(0.550)%	Cox Communications,
						Inc.	$8,446
600,000	USD	6/20/17	Barclays Bank PLC	Buy	(0.850)%	Sarah Lee Corp.	(4,620)
							3,826
775,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.006)%	Marriot International, Inc.	177,203
150,000	USD	9/20/17	Credit Suisse Securities LLC	Buy	(1.050)%	Brunswick Corp.	68,489
							245,692
							$249,518

Dollar Roll Transactions  The Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed security to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. A Fund is compensated for agreeing

65

Notes to Financial Statements (Continued)

to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser or repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, a Fund may enter into a dollar roll transaction involving a security not then in the Fund's portfolio. The Funds account for dollar roll transactions as purchases and sales. If certain criteria are met, these dollar roll transactions may be considered a financing transaction whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

A Fund will segregate cash or other liquid securities in an amount sufficient to meet its obligations under dollar roll transactions or otherwise cover its obligations as permitted by applicable law. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund's right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased.

Allocation of Operating Activity  In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities  The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Restricted Securities  Certain securities are illiquid and restricted as to resale. They have been valued in good faith under procedures established by the Trustees, taking into consideration such factors as the Trustees deem appropriate. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these securities held at December 31, 2008 were as follows:

	Aggregate Cost	Aggregate Value	Value as Percentage of Fund's Net Assets
Managed Bond Fund	$5,541,974	$2,867,563	0.5%
Blend Fund	3,450,770	1,788,503	0.3%

3.  Management Fees and Other Transactions

Investment Management Fees  Under agreements between the Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly, based upon each Fund's average daily net assets, at the following annual rates:

0.50% of the first $100 million,
0.45% of the next $200 million,
0.40% of the next $200 million,

66

Notes to Financial Statements (Continued)

0.35% of any excess over $500 million

MassMutual has entered into investment sub-advisory agreements with Babson Capital Management LLC ("Babson Capital"), pursuant to which Babson Capital serves as the Money Market Fund's, Managed Bond Fund's and Blend Fund's sub-adviser providing day-to-day management of each Fund's investments. Babson Capital is a wholly-owned subsidiary of MassMutual Holding LLC, which is a controlled subsidiary of MassMutual. Babson Capital receives a fee from MassMutual equal to an annual rate 0.13% of the average daily net assets of the Equity Segment of the Blend Fund, 0.09% of the average daily net assets of the Money Market and Bond Segments of the Blend Fund, 0.05% of the average daily net assets of the Money Market Fund and 0.10% of the average daily net assets of the Managed Bond Fund.

MassMutual has entered into an investment sub-advisory agreement with OppenheimerFunds, Inc. ("OFI"), pursuant to which OFI serves as one of the sub-advisers to the Equity Fund, providing day-to-day management of a portion of the Equity Fund's investments. OFI is a majority owned, indirect subsidiary of MassMutual. OFI receives a fee from MassMutual equal to an annual rate of 0.23% of the average daily net assets of the portion of the Equity Fund that OFI manages.

MassMutual has also entered into an investment sub-advisory agreement with AllianceBernstein L.P. ("AllianceBernstein"). AllianceBernstein is a limited partnership, the majority ownership interests in which are held by its affiliates: AllianceBernstein Holding L.P., a publicly traded partnership; and AXA Financial, Inc. ("AXA Financial") together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. The sub-advisory agreement with AllianceBernstein provides that AllianceBernstein manage a portion of the investment and reinvestment of the assets of the Equity Fund. MassMutual pays a sub-advisory fee to AllianceBernstein based upon the aggregate net assets under management which include (1) the average daily net asset value of the portion of the assets of the Equity Fund that AllianceBernstein manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which AllianceBernstein provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

The Funds' sub-advisory fees are paid out of the management fees previously disclosed above.

Distribution and Service Fees  MML Distributors, LLC (the "Distributor") acts as distributor to the Funds. Pursuant to a 12b-1 Plan adopted by the Funds, Service Class shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by its connection with the distribution of Service Class shares of each Fund; and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class shareholders.

Deferred Compensation  Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest and shall be recorded on the Funds' books as other liabilities. For the year ended December 31, 2008, no significant amounts have been deferred.

Other  Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

67

Notes to Financial Statements (Continued)

4.  Purchases and Sales of Investments  Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2008, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Managed Bond Fund	$311,279,293	$292,650,825	$278,215,643	$235,429,968
Blend Fund	244,999,857	1,070,177,116	249,081,002	1,081,741,544
Equity Fund	-	1,254,857,758	-	1,236,645,444

5.  Capital Share Transactions  Changes in shares outstanding for each Fund were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Money Market Fund Initial Class
Sold	154,708,433	$154,586,413	117,985,757	$117,866,330
Issued as reinvestment of dividends	2,747,473	2,743,988	5,304,796	5,299,492
Redeemed	(86,487,314)	(86,418,368)	(117,616,157)	(117,497,982)
Net increase (decrease)	70,968,592	$70,912,033	5,674,396	$5,667,840
Managed Bond Fund Initial Class
Sold	18,492,404	$223,032,522	7,205,181	$87,616,875
Issued as reinvestment of dividends	2,229,226	26,760,836	2,046,011	24,802,090
Redeemed	(14,856,416)	(177,735,717)	(4,728,791)	(57,528,386)
Net increase (decrease)	5,865,214	$72,057,641	4,522,401	$54,890,579
Managed Bond Fund Service Class*
Sold	662,138	$7,774,538
Issued as reinvestment of dividends	6,661	79,335
Redeemed	(11,745)	(137,051)
Net increase (decrease)	657,054	$7,716,822
Blend Fund Initial Class
Sold	936,637	$14,811,952	864,582	$15,255,581
Issued as reinvestment of dividends	1,439,254	21,990,890	1,564,124	27,617,197
Redeemed	(8,901,525)	(138,491,184)	(9,085,046)	(160,301,000)
Net increase (decrease)	(6,525,634)	$(101,688,342)	(6,656,340)	$(117,428,222)
Blend Fund Service Class*
Sold	134,050	$1,793,413
Issued as reinvestment of dividends	1,160	15,407
Redeemed	(8,276)	(112,102)
Net increase (decrease)	126,934	$1,696,718
Equity Fund Initial Class
Sold	9,576,572	$169,429,512	1,399,054	$38,259,779
Issued as reinvestment of dividends	-	-	7,167,397	177,832,455
Redeemed	(8,591,865)	(164,162,153)	(7,635,652)	(209,399,998)
Net increase (decrease)	984,707	$5,267,359	930,799	$6,692,236
Equity Fund Service Class*
Sold	162,751	$2,220,960
Issued as reinvestment of dividends	-	-
Redeemed	(20,983)	(273,646)
Net increase (decrease)	141,768	$1,947,314

*  Service Class shares commenced operations on August 15, 2008.

68

Notes to Financial Statements (Continued)

6.  Federal Income Tax Information
   At December 31, 2008, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Managed Bond Fund	$592,975,551	$21,472,609	$(41,224,730)	$(19,752,121)
Blend Fund	579,224,946	37,044,040	(52,884,270)	(15,840,230)
Equity Fund	928,749,153	30,003,819	(235,424,816)	(205,420,997)

Note: The aggregate cost for investments for the Money Market Fund at December 31, 2008, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first. At December 31, 2008, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2016
Money Market Fund	$168,922	$-	$-	$618	$-
Blend Fund	-	35,880,084	44,174,039	-	36,382,107
Equity Fund	-	-	-	-	92,261,550

The following Fund(s) elected to defer to January 1, 2009, post-October capital losses:

Amount
Blend Fund	$23,235,028
Equity Fund	105,691,981

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2008, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Money Market Fund	$2,745,267	$-	$-
Managed Bond Fund	26,840,171	-	-
Blend Fund	21,923,141	-	83,156

69

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2007, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Money Market Fund	$5,299,492	$-	$-
Managed Bond Fund	24,802,090	-	-
Blend Fund	27,617,197	-	-
Equity Fund	68,778,496	108,921,084	132,875

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2008, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities.

At December 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Money Market Fund	$54,291	$(169,540)	$(16,935)	$-
Managed Bond Fund	6,962,456	844,598	(1,813,576)	(18,429,683)
Blend Fund	-	(116,436,230)	(23,331,497)	(16,105,645)
Equity Fund	20,397,911	(92,261,550)	(105,810,117)	(205,420,089)

During the year ended December 31, 2008, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Managed Bond Fund	$-	$(1,251,646)	$1,251,646
Blend Fund	135,545	(1,234,143)	1,098,598
Equity Fund	-	3,050	(3,050)

The Funds are subject to the provisions of FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Funds did not have any unrecognized tax benefits at December 31, 2008, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2008, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds' understanding of the tax rules and rates that exist in the foreign markets in which they invest.

70

Notes to Financial Statements (Continued)

7.  Indemnifications
   Under the Funds' organizational documents, current and former Trustees and Officers are provided with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.  Credit Risk  The Funds invest a portion of their assets, directly or indirectly, in structured securities of issuers backed by mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on structured securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation of such securities.

9.  New Accounting Pronouncements
   In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds' use of, and accounting for, derivative instruments and the effect on the results of each Fund's operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds' financial statement disclosures.

10.  Proxy Voting (Unaudited)
   A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

11.  Quarterly Reporting (Unaudited)   The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

71

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund and MML Equity Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund and MML Equity Fund (collectively the "Funds"), four of the funds comprising the MML Series Investment Fund II ("MML II Trust"), as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the MML II Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The MML II Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the MML II Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 20, 2009

72

Trustees and Officers (Unaudited)

The following table lists the Trust's Trustees and Officers as of December 31, 2008; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
	Nabil N. El-Hage Age: 50	Chairman Trustee	Since 2006 Since 2005	Professor of Management Practice (since 2005), Senior Lecturer (2003-2005), Harvard Business School; Chairman (1995-2005) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers).	34		Director (since 2007), Virtual Radiologic Corporation; Chairman (since 2006), Trustee (since 2003), MassMutual Premier Funds (open-end investment company).

	Maria D. Furman Age: 54	Trustee	Since 2005	Managing Director, Director and Portfolio Manager (1976-2002), Standish, Ayer and Wood (investment management).	34		Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

	C. Ann Merrifield Age: 57	Trustee	Since 2005	President, Biosurgery (since 2003), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation.	34		Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

	Corine T. Norgaard Age: 71	Trustee	Since 2005	President (2004-2005), Thompson Enterprises (real estate investment); Dean (1996-2004), Barney School of Business at the University of Hartford.	36	***	Director (since 1992), ING Variable Funds (formerly Aetna Variable Fund); Director (since 1993), ING Series Fund, Inc. (formerly Aetna Series Fund); Trustee (since 1997), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

73

Trustees and Officers (Unaudited) (Continued)

Interested Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Frederick C. Castellani^ Age: 62	Vice Chairman and Trustee	Since 2006	Retired; Executive Vice President (2001-2008), Senior Vice President (1996-2001), MassMutual.	34	Trustee and Vice Chairman (since 2006), President (2006-2008), Vice President (2004-2006), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office^^ and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
	Richard J. Byrne Age: 46	President	Since 2007	Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; President (since 2007), MML Series Investment Fund (open-end investment company).	37

	Nicholas H. Palmerino Age: 43	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JPMorgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.; Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	91

	Andrew M. Goldberg Age: 42	Vice President, Clerk and Chief Legal Officer Assistant Clerk	Since 2008 (2005- 2008)	Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company).	91

74

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office^^ and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
	Philip S. Wellman Age: 44	Vice President and Chief Compliance Officer	Since 2007	Vice President, Compliance (since 2007), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company).	91

	Stephen J. Brunette Age: 38	Vice President	Since 2007	Assistant Vice President (since 2007), Director (2006-2007), Investment Consultant (2003-2006), MassMutual; Vice President (since 2007), MML Series Investment Fund (open-end investment company).	37

	John E. Deitelbaum Age: 40	Vice President Clerk and Chief Legal Officer	Since 2006 (2006-2008)	Corporate Vice President and Associate General Counsel (since 2007), Vice President and Associate General Counsel (2006-2007), Second Vice President and Associate General Counsel (2000-2006), MassMutual; Vice President (since 2006), Secretary and Chief Legal Officer (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), Clerk and Chief Legal Officer (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), Secretary and Chief Legal Officer (2006-2008), MML Series Investment Fund (open-end investment company).	91

	Eric H. Wietsma Age: 42	Vice President	Since 2006	Corporate Vice President (since 2007), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company).	91

*  The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**  Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, (i) a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years and, (ii) an interested Trustee shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual, or an affiliate. Notwithstanding the above, however, the term of Mr. Castellani has been extended for one full year, beginning upon the date of his retirement from MassMutual and ending on the one-year anniversary of the date of his retirement.

The Chairperson and Vice Chairperson are elected to hold such office for a term of four years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

***  MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^  Mr. Castellani is an "Interested Person," as that term is defined in the 1940 Act, through his former employment with MassMutual.

^^  The President, Treasurer and Clerk are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

75

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)' year ended December 31, 2008 qualified for the dividends received deduction, as follows:

Fund Name	Dividends Received Deduction
Blend Fund	100%

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended December 31, 2008:

Fund Name	Qualified Dividend Income
Blend Fund	100%

76

Other Information (Unaudited)

Fund Expenses December 31, 2008

Expense Examples:	The following information is in regards to expenses for the six months ended December 31, 2008:
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2008.

Actual Expenses:	The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:	The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Money Market Fund Initial Class	$1,000	0.55%	$1,008.50	$2.78	$1,022.40	$2.80
Managed Bond Fund
Initial Class	$1,000	0.45%	$1,017.10	$2.28	$1,022.90	$2.29
Service Class**	1,000	0.70%	1,019.60	2.68	1,016.30	3.55
Blend Fund
Initial Class	$1,000	0.48%	$832.20	$2.21	$1,022.70	$2.44
Service Class**	1,000	0.74%	823.80	2.56	1,016.20	3.75
Equity Fund
Initial Class	$1,000	0.45%	$668.40	$1.89	$1,022.90	$2.29
Service Class**	1,000	0.71%	673.80	2.26	1,016.30	3.60

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2008, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

**  Actual expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period from inception of the Class on August 15, 2008, through December 31, 2008, multiplied by the number of days in the inception period and divided by the number of days in the year. Hypothetical expenses are calculated using the annualized expense ratio, multiplied by the average account value for the six months ended December 31, 2008, multiplied by the number of days in the six month period and divided by the number of days in the year.

77

Distributor
MML Distributors, LLC
1295 State Street
Springfield, MA 01111-0001

© 2009 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

L4540_IIa 209 RI01827

Item 2. Code of Ethics.

As of December 31, 2008, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2008, there were no reportable amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Nabil N. El-Hage, a member of the Audit Committee, is audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. El-Hage is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a)          AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2008 and 2007 were $220,499 and $226,150, respectively.

(b)         AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2008 and 2007.

(c)          TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2008 and 2007 were $11,600 and $48,800, respectively.

(d)         ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2008 and 2007.

(e)          (1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2008 and 2007 were pre-approved by the committee.

(2) Not applicable.

(f)            Not applicable.

(g)         The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, and the Registrant’s adviser, for the fiscal years 2008 and 2007were $190,219 and $158,800, respectively.

(h)         The audit committee considers whether the provision of non-audit services to the Registrant’s adviser by Deloitte & Touche LLP that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter  that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund II

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date	2/20/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date	2/20/09

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	2/20/09